UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end:     12/31

Date of reporting period: 12/31/14

Item 1.	Reports to Stockholders.

Annual Report December 31, 2014

Franklin Templeton

Variable Insurance Products Trust

Franklin Templeton Variable Insurance

Products Trust Annual Report

Table of Contents

Important Notes to Performance Information	i
*Franklin Templeton Variable Insurance Products Trust Statement of Additional Information Supplement	SAI-1

Fund Summaries
Franklin Flex Cap Growth VIP Fund (formerly, Franklin Flex Cap Growth Securities Fund)	FFC-1
*Prospectus Supplement	FFC-6
Franklin Founding Funds Allocation VIP Fund (formerly, Franklin Templeton VIP Founding Funds Allocation Fund)	FFA-1
Franklin High Income VIP Fund (formerly, Franklin High Income Securities Fund)	FH-1
Franklin Income VIP Fund (formerly, Franklin Income Securities Fund)	FI-1
Franklin Mutual Global Discovery VIP Fund (formerly, Mutual Global Discovery Securities Fund)	MGD-1
Franklin Mutual Shares VIP Fund (formerly, Mutual Shares Securities Fund)	MS-1
Franklin Rising Dividends VIP Fund (formerly, Franklin Rising Dividends Securities Fund)	FRD-1
*Prospectus Supplement	FRD-6
Franklin Small Cap Value VIP Fund (formerly, Franklin Small Cap Value Securities Fund)	FSV-1
*Prospectus Supplement	FSV-6
Franklin Small-Mid Cap Growth VIP Fund (formerly, Franklin Small-Mid Cap Growth Securities Fund)	FSC-1
Franklin Strategic Income VIP Fund (formerly, Franklin Strategic Income Securities Fund)	FSI-1
*Prospectus and Statement of Additional Information Supplements	FSI-6
Templeton Developing Markets VIP Fund (formerly, Templeton Developing Markets Securities Fund)	TD-1
Templeton Foreign VIP Fund (formerly, Templeton Foreign Securities Fund)	TF-1
Templeton Global Bond VIP Fund (formerly, Templeton Global Bond Securities Fund)	TGB-1
Templeton Growth VIP Fund (formerly, Templeton Growth Securities Fund)	TG-1
Index Descriptions	I-1
Board Members and Officers	BOD-1
Shareholder Information	SI-1

*Not part of the annual report. Retain for your records.

Not FDIC Insured | May Lose Value | No Bank Guarantee

MASTER CLASS – 4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Important Notes to Performance Information

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

i

SUPPLEMENT DATED SEPTEMBER 24, 2014

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2014 OF

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (the “Trust”)

The following section is added to the Trust’s Statement of Additional Information before the section “Performance” on page 100:

Calculation of Net Asset Value

The Fund’s net asset value per share is generally calculated to two decimal places, but it will generally be calculated to four decimal places in connection with redemptions of two-thirds or more of the Fund’s assets.

Please keep this supplement with your statement of additional information for future reference.

SAI-1

Franklin Flex Cap Growth VIP Fund

(Formerly, Franklin Flex Cap Growth Securities Fund)

This annual report for Franklin Flex Cap Growth VIP Fund covers the fiscal year ended December 31, 2014.

Class 4 Performance Summary as of December 31, 2014

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/14	1-Year	5-Year	Since Inception (3/1/05)
Average Annual Total Return	+5.98%	+11.90%	+6.85%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not have a 12b-1 fee expense. Since 2/29/08 (effective date), the average annual total return of Class 4 shares was +8.13%. The Fund has an expense reduction contractually guaranteed through at least 4/30/15 and a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable; without these reductions, the results would have been lower.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (3/1/05–12/31/14)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Russell 1000® Growth Index, the Russell 3000® Growth Index and the Standard & Poors® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	FFC-1

FRANKLIN FLEX CAP GROWTH VIP FUND

Fund Goal and Main Investments

Franklin Flex Cap Growth VIP Fund seeks capital appreciation. Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.

Fund Risks

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risk of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Russell 1000® Growth Index generated a +13.05% total return, the Russell 3000® Growth Index delivered a +12.44% total return, and the S&P 500 produced a +13.69% total return for the same period.1

Economic and Market Overview

The U.S. economy continued to grow during the year ended December 31, 2014, underpinned in some quarters by manufacturing activity, consumer and business spending, and federal defense spending. Home sales experienced some weakness resulting from reduced inventory, higher mortgage rates and tight credit requirements but began to recover in May as mortgage rates declined. Home prices stayed higher than a year earlier. Retail sales generally improved, supported by job growth and lower gasoline prices in the latter part of 2014. The unemployment rate declined to 5.6% in December 2014 from 6.7% in December 2013.2 Inflation, as measured by the Consumer Price Index, remained low.

In January 2014, the U.S. Federal Reserve Board (Fed) began reducing its large-scale bond purchases $10 billion a month and ended the buying program in October. But it continued its practice of maintaining holdings of longer term securities at sizable levels. The Fed believed underlying economic strength could support ongoing progress in labor market conditions. The Fed also noted that although inflation might remain low in the near term, the likelihood of inflation running persistently below 2% had diminished. Toward period-end, the Fed stated that it could be patient with regard to raising interest rates and that the interest rate might not rise for at least a couple of meetings, possibly implying at least the first two meetings of 2015.

Investor confidence grew during the period as corporate profits rose and the economy generally strengthened. The market endured sell-offs when many investors reacted to political instability in certain emerging markets, crises in Ukraine and the Middle East, weakness in Europe and Japan, and moderating economic data in China. U.S. stocks rose overall for the 12 months under review as the S&P 500 and Dow Jones Industrial Average reached all-time highs.3

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

3. Please see Index Descriptions following the Fund Summaries.

FFC-2	Annual Report

FRANKLIN FLEX CAP GROWTH VIP FUND

Manager’s Discussion

During the 12 months under review, most sectors represented in the Fund’s portfolio delivered gains and contributed to absolute performance. Relative to the Russell 3000® Growth Index, key contributors included an overweighting in health care, as well as stock selection and an underweighting in telecommunication services.4 Also helping relative results was an underweighting in the energy sector, which suffered from weak crude oil prices resulting from slower global demand growth and strong world supply.

In the health care sector, generic pharmaceutical company Actavis and life sciences tools and services firm Illumina were among the top performers. Actavis’s shares rallied after the company announced in February that it would acquire Forest Laboratories to strengthen its specialty pharmaceuticals portfolio and reported that its acquisition of specialty drug maker Warner Chilcott had helped earnings results. Actavis agreed to acquire several other companies in 2014, including multi-specialty global health care firm Allergan, which would make the combined company one of the largest pharmaceutical companies worldwide. Accretive acquisitions boosted Actavis’s revenues and earnings in recent quarters. Illumina announced strong quarterly earnings, supported by healthy global demand for its sequencing products and services. The company also raised its revenue and earnings guidance for full year 2014.

Other notable contributors included our off-benchmark investment in Netherlands-based integrated circuit manufacturer NXP Semiconductors, as well as our positions in equipment rental company United Rentals5 and athletic apparel and footwear manufacturer Under Armour. NXP Semiconductors generated better-than-expected earnings, driven by product revenue growth and cost control. Additionally, NXP benefited from company-specific product cycles and strong demand trends from certain customers and expected to experience seasonality in certain business segments. United Rentals delivered stronger-than-expected quarterly earnings, driven by growth in equipment rentals and sales. Under Armour reported solid quarterly revenues and raised guidance for full year 2014 as footwear demand and international sales gained momentum.

In contrast, major detractors from relative performance included stock selection in the consumer discretionary and industrials sectors.6

4. The health care sector comprises health care equipment and services; and pharmaceuticals, biotechnology and life sciences in the SOI.

5. No longer held by period-end.

6. The consumer discretionary sector comprises automobiles and components, consumer durables and apparel, consumer services, media and retailing in the SOI. The industrials sector comprises capital goods, commercial and professional services, and transportation in the SOI.

Annual Report	FFC-3

FRANKLIN FLEX CAP GROWTH VIP FUND

Top 10 Holdings
12/31/14
Company Sector/Industry	% of Total Net Assets
Apple Inc. Technology Hardware & Equipment	6.2%
Facebook Inc., A Software & Services	3.1%
MasterCard Inc., A Software & Services	2.8%
Celgene Corp. Pharmaceuticals, Biotechnology & Life Sciences	2.7%
Actavis PLC Pharmaceuticals, Biotechnology & Life Sciences	2.7%
Visa Inc., A Software & Services	2.1%
Precision Castparts Corp. Capital Goods	2.0%
LinkedIn Corp., A Software & Services	1.8%
Amazon.com Inc. Retailing	1.6%
Ecolab Inc. Materials	1.6%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Within consumer discretionary, full-service restaurant company Chuy’s Holdings and casino resort operator Wynn Resorts5 detracted from relative returns. Chuy’s Holdings’ share price declined after the company reported lower-than-expected third-quarter earnings and lowered its fiscal-year 2014 guidance. Shares of Wynn Resorts, which generates most of its revenue from Las Vegas and Macau, were hurt by a decline in Macau gambling revenues.

In the industrials sector, key detractors included our position in hydrocarbon and gas production and storage equipment manufacturer Chart Industries5 and our off-benchmark investment in satellite imagery service provider DigitalGlobe.5 Chart Industries reported weaker-than-expected quarterly earnings and lowered its full-year 2014 guidance, citing headwinds in its biomedical segment, uncertainty about China’s liquefied natural gas demand and weak crude oil prices. DigitalGlobe’s shares fell after the company reported fourth-quarter 2013 revenues and a fiscal-year 2014 revenue outlook that missed expectations. News that Google5 would acquire a competitor also weighed on the stock.

Other key detractors included our position in 3D printer manufacturer Stratasys, which delivered stronger-than-expected earnings for 2014’s first three quarters, driven partly by contributions from recent acquisitions and higher margin products. However, the company lowered its full-year 2014 guidance because of costs associated with its acquisition of cloud-based collaboration tools provider GrabCAD, which Stratasys expected would improve accessibility to its 3D printing solutions.

Thank you for your participation in Franklin Flex Cap Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FFC-4	Annual Report

FRANKLIN FLEX CAP GROWTH VIP FUND

Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison

with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Fund-Level Expenses Incurred During Period* 7/1/14–12/31/14
Actual	$1,000	$1,013.60	$5.38
Hypothetical (5% return before expenses)	$1,000	$1,019.86	$5.40

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 4 shares (1.06%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 reflect the one-half year period.

Annual Report	FFC-5

SUPPLEMENT DATED SEPTEMBER 30, 2014

TO THE PROSPECTUS DATED MAY 1, 2014

OF

FRANKLIN FLEX CAP GROWTH VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.  The “Fund Summary – Annual Fund Operating Expenses” table beginning on page FFC-S1 in the Fund’s Class 2 prospectus is replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management fees[1,2]	1.00%
Distribution and service (12b-1) fees	0.25%
Other expenses[1,2]	0.16%
Total annual Fund operating expenses[1]	1.41%
Fee waiver and/or expense reimbursement[3]	-0.45%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1,3]	0.96%

1.	Management fees and other expenses have been restated to reflect increased fees due to a decline in the assets of the Fund as a result of shareholder redemptions.

2.	Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the Fund’s investment management agreement with its fund administration agreement effective May 1, 2013. Such combined investment management fees are described further under “Management” in the Fund’s prospectus. Total annual fund operating expenses are not affected by such bundling.

3.	The investment manager has contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) do not exceed 0.71% until at least April 30, 2015. Contractual fee waiver and/or expense reimbursement agreements may not be terminated during the terms set forth above. Expenses included in the table above were restated to reflect the increased cap on operating expenses from 0.68% to 0.71% effective May 1, 2014.

II.  The “Fund Summary – Example” table beginning on page FFC-S1 in the Fund’s Class 2 prospectus is replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class 2	$ 98	$ 402	$ 728	$ 1,652

III.  The “Fund Summary – Annual Fund Operating Expenses” table beginning on page FFC-S1 in the Fund’s Class 4 prospectus is replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 4
Management fees[1,2]	1.00%
Distribution and service (12b-1) fees	0.35%
Other expenses[1,2]	0.16%
Total annual Fund operating expenses[1]	1.51%
Fee waiver and/or expense reimbursement[3]	-0.45%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1,3]	1.06%

FFC-6

1.	Management fees and other expenses have been restated to reflect increased fees due to a decline in the assets of the Fund as a result of shareholder redemptions.

2.	Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the Fund’s investment management agreement with its fund administration agreement effective May 1, 2013. Such combined investment management fees are described further under “Management” in the Fund’s prospectus. Total annual fund operating expenses are not affected by such bundling.

3.	The investment manager has contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) do not exceed 0.71% until at least April 30, 2015. Contractual fee waiver and/or expense reimbursement agreements may not be terminated during the terms set forth above. Expenses included in the table above were restated to reflect the increased cap on operating expenses from 0.68% to 0.71% effective May 1, 2014.

IV.  The “Fund Summary – Example” table beginning on page FFC-S1 in the Fund’s Class 4 prospectus is replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class 4	$ 108	$ 433	$ 781	$ 1,763

Please keep this supplement with your prospectus for future reference.

FFC-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Flex Cap Growth VIP Fund

	Year Ended December 31,
	2014	2013	2012	2011	2010
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$18.11	$13.21	$12.09	$12.70	$10.93

Income from investment operations[a]:

Net investment income (loss)[b]	(0.08)	(0.01)	0.01	(0.02)	(0.02)

Net realized and unrealized gains (losses)	1.09	4.95	1.11	(0.59)	1.79

Total from investment operations	1.01	4.94	1.12	(0.61)	1.77

Less distributions from:

Net investment income	—	(—)[c]	—	—	—

Net realized gains	(2.51)	(0.04)	—	—	—

Total distributions	(2.51)	(0.04)	—	—	—

Net asset value, end of year	$16.61	$18.11	$13.21	$12.09	$12.70

Total return[d]	6.11%	37.48%	9.26%	(4.80)%	16.19%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.20%	1.18%	1.18%	1.16%	1.18%

Expenses net of waiver and payments by affiliates	0.95%	0.93%	0.93%	0.93%	0.93%

Net investment income (loss)	(0.46)%	(0.09)%	0.09%	(0.14)%	(0.17)%

Supplemental data

Net assets, end of year (000’s)	$93,354	$169,123	$159,122	$188,527	$227,774

Portfolio turnover rate	52.83%	52.15%	43.50%	63.99%	60.00%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

FFC-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Flex Cap Growth VIP Fund (continued)

	Year Ended December 31,
	2014	2013	2012	2011	2010
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$17.96	$13.12	$12.01	$12.63	$10.88

Income from investment operations[a]:

Net investment income (loss)[b]	(0.10)	(0.03)	(—)[c]	(0.03)	(0.03)

Net realized and unrealized gains (losses)	1.09	4.91	1.11	(0.59)	1.78

Total from investment operations	0.99	4.88	1.11	(0.62)	1.75

Less distributions from net realized gains	(2.51)	(0.04)	—	—	—

Net asset value, end of year	$16.44	$17.96	$13.12	$12.01	$12.63

Total return[d]	5.98%	37.28%	9.24%	(4.91)%	16.08%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.30%	1.28%	1.28%	1.26%	1.28%

Expenses net of waiver and payments by affiliates	1.05%	1.03%	1.03%	1.03%	1.03%

Net investment income (loss)	(0.56)%	(0.19)%	(0.01)%	(0.24)%	(0.27)%

Supplemental data

Net assets, end of year (000’s)	$31,355	$251,339	$216,607	$270,598	$263,746

Portfolio turnover rate	52.83%	52.15%	43.50%	63.99%	60.00%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

The accompanying notes are an integral part of these financial statements. | Annual Report	FFC-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2014

Franklin Flex Cap Growth VIP Fund
		Shares	Value
	Common Stocks 99.3%
	Automobiles & Components 1.3%
	BorgWarner Inc.	20,000	$1,099,000
a	Tesla Motors Inc.	2,250	500,422

			1,599,422

	Banks 2.3%
a	Signature Bank	9,500	1,196,620
a	SVB Financial Group	10,250	1,189,717
	Talmer Bancorp Inc., A	35,000	491,400

			2,877,737

	Capital Goods 7.1%
	AMETEK Inc.	12,200	642,086
	Cummins Inc.	1,500	216,255
a	HD Supply Holdings Inc.	40,000	1,179,600
	Honeywell International Inc.	9,500	949,240
a	The KEYW Holding Corp.	21,323	221,333
	Pall Corp.	9,000	910,890
	Precision Castparts Corp.	10,500	2,529,240
a	Proto Labs Inc.	9,000	604,440
	Rockwell Automation Inc.	5,750	639,400
	Roper Industries Inc.	6,250	977,187

			8,869,671

	Commercial & Professional Services 1.8%
a	IHS Inc., A	13,500	1,537,380
a	Stericycle Inc.	5,500	720,940

			2,258,320

	Consumer Durables & Apparel 4.2%
	Harman International Industries Inc.	5,590	596,509
a	Michael Kors Holdings Ltd.	12,000	901,200
	NIKE Inc., B	16,500	1,586,475
a	TRI Pointe Homes Inc.	67,500	1,029,375
a	Under Armour Inc., A	17,000	1,154,300

			5,267,859

	Consumer Services 1.8%
a	Buffalo Wild Wings Inc.	4,530	817,122
a	Chipotle Mexican Grill Inc.	1,300	889,863
a	Chuy’s Holdings Inc.	1,772	34,855
a	Noodles & Co.	18,000	474,300

			2,216,140

	Diversified Financials 2.4%
a	Affiliated Managers Group Inc.	4,250	902,020
	Financial Engines Inc.	11,000	402,050
	Intercontinental Exchange Inc.	2,800	614,012
	T. Rowe Price Group Inc.	12,100	1,038,906

			2,956,988

	Energy 1.8%
a	Diamondback Energy Inc.	13,500	807,030
a	FMC Technologies Inc.	9,000	421,560
	Oceaneering International Inc.	7,500	441,075

FFC-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Flex Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Energy (continued)
a	Rice Energy Inc.	30,000	$629,100

			2,298,765

	Food & Staples Retailing 0.9%
a	Sprouts Farmers Markets LLC	7,620	258,928
	Whole Foods Market Inc.	16,500	831,930

			1,090,858

	Food, Beverage & Tobacco 1.8%
a	Boston Beer Inc., A	2,410	697,791
	Mead Johnson Nutrition Co., A	7,000	703,780
a	Monster Beverage Corp.	7,750	839,713

			2,241,284

	Health Care Equipment & Services 4.3%
a	Cerner Corp.	15,120	977,659
a	DexCom Inc.	15,000	825,750
a	Envision Healthcare Holdings Inc.	40,000	1,387,600
a	Insulet Corp.	16,000	736,960
	McKesson Corp.	6,810	1,413,620

			5,341,589

	Materials 3.2%
	Cytec Industries Inc.	20,000	923,400
	Ecolab Inc.	19,500	2,038,140
	Praxair Inc.	7,500	971,700

			3,933,240

	Media 4.1%
a	Charter Communications Inc., A	7,500	1,249,650
a	IMAX Corp. (Canada)	20,000	618,000
	Twenty-First Century Fox Inc., B	37,500	1,383,375
	The Walt Disney Co.	20,000	1,883,800

			5,134,825

	Pharmaceuticals, Biotechnology & Life Sciences 13.9%
a	Actavis PLC	13,000	3,346,330
a	Alnylam Pharmaceuticals Inc.	9,000	873,000
a	Biogen Idec Inc.	5,500	1,866,975
	Bristol-Myers Squibb Co.	21,100	1,245,533
a	Celgene Corp.	30,000	3,355,800
a	Celldex Therapeutics Inc.	37,820	690,215
a	Illumina Inc.	7,000	1,292,060
a	Jazz Pharmaceuticals PLC	4,500	736,785
a	Karyopharm Therapeutics Inc.	13,500	505,305
	Perrigo Co. PLC	8,590	1,435,904
a	Quintiles Transnational Holdings Inc.	13,000	765,310
a	Regeneron Pharmaceuticals Inc.	2,400	984,600
a	Revance Therapeutics Inc.	15,000	254,100

			17,351,917

	Real Estate 1.3%
	American Tower Corp.	16,000	1,581,600

Annual Report	FFC-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Flex Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Retailing 6.3%
	Advance Auto Parts Inc.	4,500	$716,760
a	Amazon.com Inc.	6,600	2,048,310
	Dick’s Sporting Goods Inc.	9,250	459,263
a	LKQ Corp.	45,000	1,265,400
a	Netflix Inc.	1,550	529,495
a	The Priceline Group Inc.	1,500	1,710,315
	Tractor Supply Co.	15,000	1,182,300

			7,911,843

	Semiconductors & Semiconductor Equipment 5.5%
	Applied Materials Inc.	47,000	1,171,240
a	Cavium Inc.	23,360	1,444,115
	Microchip Technology Inc.	25,000	1,127,750
a	Nanometrics Inc.	21,507	361,748
a	NXP Semiconductors NV (Netherlands)	24,200	1,848,880
	Xilinx Inc.	20,420	883,982

			6,837,715

	Software & Services 21.4%
a	Alliance Data Systems Corp.	2,750	786,638
a	ANSYS Inc.	6,500	533,000
a	Bottomline Technologies Inc.	9,800	247,744
a	BroadSoft Inc.	18,000	522,360
a	Cognizant Technology Solutions Corp., A	11,200	589,792
a	CoStar Group Inc.	6,650	1,221,139
a	Demandware Inc.	9,500	546,630
a	Electronic Arts Inc.	37,000	1,739,555
a	Facebook Inc., A	50,000	3,901,000
a	FleetCor Technologies Inc.	12,000	1,784,520
a	Fortinet Inc.	10,500	321,930
a	Guidewire Software Inc.	7,500	379,725
a	HomeAway Inc.	22,500	670,050
a	LinkedIn Corp., A	10,000	2,297,100
	MasterCard Inc., A	40,000	3,446,400
a	Mobileye NV	8,400	340,704
a	NetSuite Inc.	9,300	1,015,281
a	Salesforce.com Inc.	21,000	1,245,510
a	ServiceNow Inc.	5,500	373,175
a	Splunk Inc.	8,000	471,600
a	Twitter Inc.	18,160	651,399
	Visa Inc., A	10,000	2,622,000
a	Workday Inc.	4,530	369,693
a	Yelp Inc.	12,000	656,760

			26,733,705

	Technology Hardware & Equipment 9.2%
	Apple Inc.	70,000	7,726,600
a	Palo Alto Networks Inc.	9,500	1,164,415
	QUALCOMM Inc.	18,000	1,337,940
	SanDisk Corp.	6,500	636,870
a	Stratasys Ltd.	7,000	581,770

			11,447,595

FFC-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Flex Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Telecommunication Services 0.6%
a	SBA Communications Corp.	6,510	$721,048

	Transportation 4.1%
a	Genesee & Wyoming Inc.	11,000	989,120
a	Hub Group Inc., A	25,000	952,000
	Kansas City Southern	5,500	671,165
a	Spirit Airlines Inc.	18,500	1,398,230
	Union Pacific Corp.	9,500	1,131,735

			5,142,250

	Total Common Stocks (Cost $75,463,742)		123,814,371

	Short Term Investments (Cost $3,647,947) 2.9%
	Money Market Funds 2.9%
a,b	Institutional Fiduciary Trust Money Market Portfolio	3,647,947	3,647,947

	Total Investments (Cost $79,111,689) 102.2%		127,462,318
	Other Assets, less Liabilities (2.2)%		(2,753,018)

	Net Assets 100.0%		$124,709,300

aNon-income producing.

bSee Note 3(e) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

The accompanying notes are an integral part of these financial statements. | Annual Report	FFC-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2014

Franklin Flex Cap Growth VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$75,463,742
Cost - Sweep Money Fund (Note 3e)	3,647,947

Total cost of investments	$79,111,689

Value - Unaffiliated issuers	$123,814,371
Value - Sweep Money Fund (Note 3e)	3,647,947

Total value of investments	127,462,318
Receivables:
Investment securities sold	80,529
Capital shares sold	8,344
Dividends	63,481
Other assets	37

Total assets	127,614,709

Liabilities:
Payables:
Investment securities purchased	2,584,039
Capital shares redeemed	133,608
Management fees	73,173
Distribution fees	58,295
Accrued expenses and other liabilities	56,294

Total liabilities	2,905,409

Net assets, at value	$124,709,300

Net assets consist of:
Paid-in capital	$1,524,744
Net unrealized appreciation (depreciation)	48,350,629
Accumulated net realized gain (loss)	74,833,927

Net assets, at value	$124,709,300

Class 2:
Net assets, at value	$93,353,938

Shares outstanding	5,620,893

Net asset value and maximum offering price per share	$16.61

Class 4:
Net assets, at value	$31,355,362

Shares outstanding	1,907,838

Net asset value and maximum offering price per share	$16.44

FFC-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2014

Franklin Flex Cap Growth VIP Fund
Investment income:
Dividends	$1,500,901
Income from securities loaned	202,181

Total investment income	1,703,082

Expenses:
Management fees (Note 3a)	3,172,516
Distribution fees: (Note 3c)
Class 2	376,264
Class 4	689,689
Custodian fees (Note 4)	2,946
Reports to shareholders	62,803
Professional fees	51,487
Trustees’ fees and expenses	1,672
Other	9,579

Total expenses	4,366,956
Expenses waived/paid by affiliates (Note 3e and 3f)	(867,831)

Net expenses	3,499,125

Net investment income (loss)	(1,796,043)

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	136,983,635
Net change in unrealized appreciation (depreciation) on investments	(121,113,931)

Net realized and unrealized gain (loss)	15,869,704

Net increase (decrease) in net assets resulting from operations	$14,073,661

The accompanying notes are an integral part of these financial statements. | Annual Report	FFC-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Flex Cap Growth VIP Fund
	Year Ended December 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(1,796,043)	$(590,415)
Net realized gain (loss) from investments	136,983,635	60,105,842
Net change in unrealized appreciation (depreciation) on investments	(121,113,931)	67,788,666

Net increase (decrease) in net assets resulting from operations	14,073,661	127,304,093

Distributions to shareholders from:
Net investment income:
Class 2	—	(6,555)
Net realized gains:
Class 2	(23,244,460)	(449,397)
Class 4	(34,835,360)	(654,813)

Total distributions to shareholders	(58,079,820)	(1,110,765)

Capital share transactions: (Note 2)
Class 2	(59,517,033)	(41,676,643)
Class 4	(192,229,021)	(39,784,837)

Total capital share transactions	(251,746,054)	(81,461,480)

Net increase (decrease) in net assets	(295,752,213)	44,731,848
Net assets (there is no undistributed net investment income at beginning or end of year):
Beginning of year	420,461,513	375,729,665

End of year	$124,709,300	$420,461,513

FFC-16	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Flex Cap Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Flex Cap Growth VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2014, 40.33% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2014, Franklin Flex Cap Growth Securities Fund was renamed Franklin Flex Cap Growth VIP Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business

Annual Report	FFC-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Flex Cap Growth VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

b. Securities Lending (continued)

day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2014, the Fund had no securities on loan.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FFC-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Flex Cap Growth VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2014		2013
	Shares	Amount	Shares	Amount

Class 2 Shares:
Shares sold	1,271,685	$22,546,625	1,113,999	$16,865,422
Shares issued in reinvestment of distributions	1,454,597	23,244,460	30,996	455,952
Shares redeemed	(6,444,966)	(105,308,118)	(3,846,981)	(58,998,017)

Net increase (decrease)	(3,718,684)	$(59,517,033)	(2,701,986)	$(41,676,643)

Class 4 Shares:
Shares sold	1,157,788	$20,021,648	1,584,158	$24,181,871
Shares issued on reinvestment of distributions	2,201,982	34,835,359	44,850	654,813
Shares redeemed	(15,445,351)	(247,086,028)	(4,145,079)	(64,621,521)

Net increase (decrease)	(12,085,581)	$(192,229,021)	(2,516,071)	$(39,784,837)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.850%	Over $250 million, up to and including $10 billion
0.800%	Over $10 billion, up to and including $12.5 billion
0.775%	Over $12.5 billion, up to and including $15 billion
0.750%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Annual Report	FFC-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Flex Cap Growth VIP Fund (continued)

3. Transactions With Affiliates (continued)

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted on the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

f. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses, for Class 2 and Class 4 of the Fund do not exceed 0.71% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2015. Prior to May 1, 2014, expenses were limited to 0.68%.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2014, there were no credits earned.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$5,771,146	$6,555
Long term capital gain	52,308,674	1,104,210

	$58,079,820	$1,110,765

FFC-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Flex Cap Growth VIP Fund (continued)

At December 31, 2014, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$79,791,127

Unrealized appreciation	$48,152,786
Unrealized depreciation	(481,595)

Net unrealized appreciation (depreciation)	$47,671,191

Undistributed ordinary income	$1,430,846
Undistributed long term capital gains	74,082,521

Distributable earnings	$75,513,367

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2014, aggregated $173,311,920 and $487,707,849, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. The Borrowers expect to renew the Global Credit Facility for a total of $2 billion effective February 13, 2015, which matures on February 12, 2016.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

Annual Report	FFC-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Flex Cap Growth VIP Fund (continued)

8. Fair Value Measurements (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At December 31, 2014, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

9. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

FFC-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Franklin Flex Cap Growth VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Flex Cap Growth VIP Fund (the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 13, 2015

Annual Report	FFC-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Flex Cap Growth VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $111,791,004 as a long term capital gain dividend for the fiscal year ended December 31, 2014.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 22.76% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2014.

FFC-24	Annual Report

Franklin Founding Funds Allocation VIP Fund

(Formerly, Franklin Templeton VIP Founding Funds Allocation Fund)

This annual report for Franklin Founding Funds Allocation VIP Fund covers the fiscal year ended December 31, 2014.

Class 4 Performance Summary as of December 31, 2014

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/14	1-Year	5-Year	Inception (7/2/07)
Average Annual Total Return	+2.75%	+9.67%	+2.86%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not have a 12b-1 fee expense. Since 2/29/08 (effective date), the average annual total return of Class 4 shares was +5.35%. The Fund has an expense reduction contractually guaranteed through at least 4/30/15. Fund investment results reflect the expense reduction, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (7/2/07–12/31/14)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®) and the MSCI World Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	FFA-1

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND

Fund Goals and Main Investments

Franklin Founding Funds Allocation VIP Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests equal portions in Class 1 shares of Franklin Income VIP Fund, Franklin Mutual Shares VIP Fund and Templeton Growth VIP Fund.

Fund Risks

All investments involve risks, including possible loss of principal. Because the Fund invests in underlying funds that may engage in a variety of investment strategies involving certain risks, the Fund may be subject to these same risks. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bonds are affected by changes in interest rates and the creditworthiness of their issuers. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds adjust to a rise in interest rates, the Fund’s share price may decline. Higher yielding, lower rated corporate bonds entail a greater degree of credit risk compared to investment-grade securities. Foreign investing carries additional risks such as currency and market volatility and political or social instability, risks that are heightened in developing countries. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the S&P 500 generated a +13.69% total return and the MSCI World Index produced a +5.50% total return for the same period.1

Economic and Market Overview

The global economy grew moderately during 2014 as U.S. economic growth expanded while growth rates in much of the rest of the world declined. U.S. economic activity was supported in some quarters by increased consumer spending, business investment and federal defense spending. The housing market strengthened, and lower gasoline prices and improved job growth contributed to rising retail sales. The U.S. Federal Reserve Board (Fed) began reducing its large-scale bond purchases $10 billion a month in January and ended the buying program in October. But it continued its practice of maintaining

*The asset allocation is based on the Statement of Investments (SOI), which classifies each underlying fund into a broad asset class.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s SOI.

holdings of longer term securities at sizable levels. Toward period-end, the Fed stated that it could be patient with regard to raising interest rates and that the interest rate might not rise for at least a couple of meetings, possibly implying at least the first two meetings of 2015.

Outside the U.S., the U.K. economy grew relatively well, supported by the services and manufacturing sectors. In the eurozone, economic growth remained subdued, as concerns persisted about the potential negative impacts to growth from the crisis in Ukraine and China’s moderating growth rate. In June, the European Central Bank (ECB) reduced its main interest rate and, for the first time, set a negative deposit rate; the ECB reduced both rates again in September. The ECB broadened its monetary easing stance by implementing an asset purchase program to prevent deflation and stimulate the economy. Japan’s second- and third-quarter economic contractions indicated the economy was in a recession, although private consumption and exports improved in the third quarter. In October, the Bank of Japan expanded its stimulus measures amid weak domestic demand and as substantially lower crude oil prices exerted further downward pressure on inflation. Near period-end, Japan’s ruling coalition was reelected in early parliamentary elections and subsequently announced a fresh stimulus package aimed at reviving economic growth.

Global developed market stocks, as measured by the MSCI World Index, advanced overall during the 12-month period amid a generally accommodative monetary policy environment

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

FFA-2	Annual Report

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND

and continued strength in corporate earnings. In several emerging markets, economic growth generally moderated. Emerging market stocks overall, as measured by the MSCI Emerging Markets Index, fell for the year, amid headwinds such as soft domestic demand, weak exports, plummeting crude oil prices, regional geopolitical tensions and concerns about possible U.S. interest rate increases. Many emerging market currencies depreciated against the U.S. dollar, leading several central banks to raise interest rates seeking to support their currencies. Several other central banks lowered interest rates to promote economic growth. Gold prices ended the year lower amid benign global inflation and a strong U.S. dollar.

Investment Strategy

The Fund normally invests its assets in an equally weighted combination of Class 1 shares of Franklin Income VIP Fund, Franklin Mutual Shares VIP Fund and Templeton Growth VIP Fund. These underlying funds, in turn, invest in a variety of U.S. and foreign equity securities and, to a lesser extent, fixed income and money market securities. As market conditions affect the underlying funds, we rebalance the Fund’s allocations seeking to maintain equal weightings of approximately 33 1⁄3% of total net assets in each underlying fund whenever the actual allocations exceed plus or minus 3% of the fixed allocation percentages.

Manager’s Discussion

The Fund’s performance can be attributed largely to its allocation among the underlying funds and their investments in domestic and foreign equities, fixed income securities, and short-term investments and other net assets.

During the year under review, Franklin Mutual Shares VIP Fund – Class 1 and Franklin Income VIP Fund – Class 1 underperformed the S&P 500. Templeton Growth VIP Fund – Class 1 underperformed the MSCI World Index.

Thank you for your participation in Franklin Founding Funds Allocation VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report	FFA-3

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND

Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value,

then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14–12/31/14	Expenses Paid During Period** 7/1/14–12/31/14
Actual	$1,000	$ 956.90	$2.22	$5.48
Hypothetical (5% return before expenses)	$1,000	$1,022.94	$2.29	$5.65

*Expenses are calculated using the most recent six-month annualized expense ratio excluding expenses of the underlying funds, net of expense waivers, for the Fund’s Class 4 shares (0.45%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

**Expenses are calculated using the most recent six-month annualized expense ratio including expenses of the underlying funds, net of expense waivers, for the Fund’s Class 4 shares (1.11%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FFA-4	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Founding Funds Allocation VIP Fund

	Year Ended December 31,
	2014	2013	2012	2011	2010
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$7.47	$8.55	$7.63	$7.73	$7.15

Income from investment operations[a]:

Net investment income[b,c]	0.22	0.30	0.26	0.25	0.24

Net realized and unrealized gains (losses)	0.02	1.42	0.90	(0.35)	0.52

Total from investment operations	0.24	1.72	1.16	(0.10)	0.76

Less distributions from:

Net investment income	(0.23)	(1.15)	(0.24)	(—)[d]	(0.18)

Net realized gains	(0.01)	(1.65)	—	—	(—)[d]

Total distributions	(0.24)	(2.80)	(0.24)	(—)[d]	(0.18)

Net asset value, end of year	$7.47	$7.47	$8.55	$7.63	$7.73

Total return[e]	3.05%	24.14%	15.56%	(1.28)%	10.64%

Ratios to average net assets

Expenses before waiver and payments by affiliates[f]	0.11%	0.11%	0.11%	0.11%	0.11%

Expenses net of waiver and payments by affiliates[f]	0.10%	0.10%	0.10%	0.10%	0.10%

Net investment income[c]	2.88%	3.67%	4.06%	3.44%	3.04%

Supplemental data

Net assets, end of year (000’s)	$1,114	$952	$767	$470	$437

Portfolio turnover rate	4.80%	3.91%	28.46% [g]	58.42%	17.81%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.66% for the year ended December 31, 2014.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Annual Report	FFA-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Founding Funds Allocation VIP Fund (continued)

	Year Ended December 31,
	2014	2013	2012	2011	2010
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$7.42	$8.51	$7.59	$7.71	$7.14

Income from investment operations[a]:

Net investment income[b,c]	0.20	0.27	0.25	0.23	0.21

Net realized and unrealized gains (losses)	0.02	1.42	0.89	(0.35)	0.52

Total from investment operations	0.22	1.69	1.14	(0.12)	0.73

Less distributions from:

Net investment income	(0.21)	(1.13)	(0.22)	(—)[d]	(0.16)

Net realized gains	(0.01)	(1.65)	—	—	(—)[d]

Total distributions	(0.22)	(2.78)	(0.22)	(—)[d]	(0.16)

Net asset value, end of year	$7.42	$7.42	$8.51	$7.59	$7.71

Total return[e]	2.85%	23.77%	15.33%	(1.54)%	10.25%

Ratios to average net assets

Expenses before waiver and payments by affiliates[f]	0.36%	0.36%	0.36%	0.36%	0.36%

Expenses net of waiver and payments by affiliates[f]	0.35%	0.35%	0.35%	0.35%	0.35%

Net investment income[c]	2.63%	3.42%	3.81%	3.19%	2.79%

Supplemental data

Net assets, end of year (000’s)	$557,704	$547,506	$472,686	$448,101	$488,057

Portfolio turnover rate	4.80%	3.91%	28.46% [g]	58.42%	17.81%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.66% for the year ended December 31, 2014.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

FFA-6	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Founding Funds Allocation VIP Fund (continued)

	Year Ended December 31,
	2014	2013	2012	2011	2010
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$7.54	$8.49	$7.58	$7.71	$7.14

Income from investment operations[a]:

Net investment income[b,c]	0.20	0.26	0.30	0.24	0.19

Net realized and unrealized gains (losses)	0.02	1.43	0.83	(0.37)	0.54

Total from investment operations	0.22	1.69	1.13	(0.13)	0.73

Less distributions from:

Net investment income	(0.21)	(0.99)	(0.22)	(—)[d]	(0.16)

Net realized gains	(0.01)	(1.65)	—	—	(—)[d]

Total distributions	(0.22)	(2.64)	(0.22)	(—)[d]	(0.16)

Net asset value, end of year	$7.54	$7.54	$8.49	$7.58	$7.71

Total return[e]	2.75%	23.68%	15.17%	(1.67)%	10.24%

Ratios to average net assets

Expenses before waiver and payments by affiliates[f]	0.46%	0.46%	0.46%	0.46%	0.46%

Expenses net of waiver and payments by affiliates[f]	0.45%	0.45%	0.45%	0.45%	0.45%

Net investment income[c]	2.53%	3.32%	3.71%	3.09%	2.69%

Supplemental data

Net assets, end of year (000’s)	$702,324	$676,781	$493,813	$2,860,928	$3,036,272

Portfolio turnover rate	4.80%	3.91%	28.46% [g]	58.42%	17.81%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.66% for the year ended December 31, 2014.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Annual Report	FFA-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2014

Franklin Founding Funds Allocation VIP Fund

	Shares	Value
Investments in Underlying Funds[a]
Domestic Equity 33.1%
Franklin Mutual Shares VIP Fund, Class 1	18,222,604	$417,479,858

Domestic Hybrid 33.2%
Franklin Income VIP Fund, Class 1	25,395,586	418,519,258

Foreign Equity 33.1%
Templeton Growth VIP Fund, Class 1	28,094,843	417,208,413

Total Investments in Underlying Funds (Cost $904,036,051) 99.4%		1,253,207,529
Other Assets, less Liabilities 0.6%		7,933,684

Net Assets 100.0%		$1,261,141,213

aSee Note 3(d) regarding investments in Underlying Funds.

FFA-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2014

Franklin Founding Funds Allocation VIP Fund
Assets:
Investments in Underlying Funds: (Note 3d)
Cost	$904,036,051

Value	$1,253,207,529
Cash	10,732,335
Receivables from capital shares sold	1,194,849
Other assets	105

Total assets	1,265,134,818

Liabilities:
Payables:
Capital shares redeemed	3,175,535
Administrative fees	78,302
Distribution fees	655,956
Accrued expenses and other liabilities	83,812

Total liabilities	3,993,605

Net assets, at value	$1,261,141,213

Net assets consist of:
Paid-in capital	$933,717,015
Undistributed net investment income	31,617,896
Net unrealized appreciation (depreciation)	349,171,478
Accumulated net realized gain (loss)	(53,365,176)

Net assets, at value	$1,261,141,213

Class 1:
Net assets, at value	$1,113,673

Shares outstanding	149,087

Net asset value and maximum offering price per share	$7.47

Class 2:
Net assets, at value	$557,703,613

Shares outstanding	75,174,882

Net asset value and maximum offering price per share	$7.42

Class 4:
Net assets, at value	$702,323,927

Shares outstanding	93,205,355

Net asset value and maximum offering price per share	$7.54

The accompanying notes are an integral part of these financial statements. | Annual Report	FFA-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2014

Franklin Founding Funds Allocation VIP Fund
Investment income:
Dividends from Underlying Funds (Note 3d)	$38,513,333

Expenses:
Administrative fees (Note 3a)	1,293,974
Distribution fees: (Note 3b)
Class 2	1,406,298
Class 4	2,557,243
Reports to shareholders	110,315
Professional fees	32,208
Trustees’ fees and expenses	5,013
Other	7,667

Total expenses	5,412,718
Expenses waived/paid by affiliates (Note 3e)	(155,153)

Net expenses	5,257,565

Net investment income	33,255,768

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Sale of investments in Underlying Funds (Note 3d)	(677,936)
Realized gain distributions by Underlying Funds (Note 3d)	2,262,901

Net realized gain (loss)	1,584,965

Net change in unrealized appreciation (depreciation) on investments in Underlying Funds	(1,653,471)

Net realized and unrealized gain (loss)	(68,506)

Net increase (decrease) in net assets resulting from operations	$33,187,262

FFA-10	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Founding Funds Allocation VIP Fund
	Year Ended December 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$33,255,768	$36,642,567
Net realized gain (loss) from Underlying Funds	1,584,965	3,163,496
Net change in unrealized appreciation (depreciation) on investments in Underlying Funds	(1,653,471)	190,487,276

Net increase (decrease) in net assets resulting from operations	33,187,262	230,293,339

Distributions to shareholders from:
Net investment income:
Class 1	(32,764)	(113,893)
Class 2	(15,578,364)	(60,502,595)
Class 4	(19,895,877)	(59,385,848)
Net realized gains:
Class 1	(924)	(162,965)
Class 2	(475,173)	(88,234,067)
Class 4	(618,180)	(98,339,718)

Total distributions to shareholders	(36,601,282)	(306,739,086)

Capital share transactions: (Note 2)
Class 1	164,958	268,891
Class 2	11,105,994	115,298,186
Class 4	28,046,285	218,850,531

Total capital share transactions	39,317,237	334,417,608

Net increase (decrease) in net assets	35,903,217	257,971,861
Net assets:
Beginning of year	1,225,237,996	967,266,135

End of year	$1,261,141,213	$1,225,237,996

Undistributed net investment income included in net assets:
End of year	$31,617,896	$33,877,400

The accompanying notes are an integral part of these financial statements. | Annual Report	FFA-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Founding Funds Allocation VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Founding Funds Allocation VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund invests primarily in other funds of the Trust (Underlying Funds). Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The accounting policies of the Underlying Funds are outlined in their respective shareholder reports. A copy of the Underlying Funds’ shareholder reports is available on the U.S. Securities and Exchange Commission (SEC) website at sec.gov or at the SEC’s Public Reference Room in Washington, D.C. The Underlying Funds’ shareholder reports are not covered by this report.

Effective May 31, 2014, Franklin Templeton VIP Founding Funds Allocation Fund was renamed Franklin Founding Funds Allocation VIP Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value. Investments in the Underlying Funds are valued at their closing NAV each trading day.

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income and realized gain distributions by Underlying Funds are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

FFA-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Founding Funds Allocation VIP Fund (continued)

The Fund indirectly bears its proportionate share of expenses from the Underlying Funds. Since the Underlying Funds have varied expense levels and the Fund may own different proportions of the Underlying Funds at different times, the amount of expenses incurred indirectly by the Fund will vary.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

d. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2014		2013
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	37,779	$289,740	24,967	$213,393
Shares issued in reinvestment of distributions	4,341	33,688	41,633	276,858
Shares redeemed	(20,435)	(158,470)	(28,865)	(221,360)

Net increase (decrease)	21,685	$164,958	37,735	$268,891

Class 2 Shares:
Shares sold	11,044,608	$83,657,513	9,475,437	$72,686,096
Shares issued in reinvestment of distributions	2,082,171	16,053,537	22,467,774	148,736,662
Shares redeemed	(11,722,596)	(88,605,056)	(13,700,538)	(106,124,572)

Net increase (decrease)	1,404,183	$11,105,994	18,242,673	$115,298,186

Class 4 Shares:
Shares sold	13,809,688	$106,773,129	14,101,836	$107,566,000
Shares issued on reinvestment of distributions	2,616,589	20,514,057	23,436,191	157,725,566
Shares redeemed	(12,995,650)	(99,240,901)	(5,915,495)	(46,441,035)

Net increase (decrease)	3,430,627	$28,046,285	31,622,532	$218,850,531

Annual Report	FFA-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Founding Funds Allocation VIP Fund (continued)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors/trustees of certain of the Underlying Funds and of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.10% per year of the average daily net assets of the Fund for administrative services including monitoring and rebalancing the percentage of the Fund’s investments in the Underlying Funds.

b. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

c. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

d. Investments in Underlying Funds

The Fund invests primarily in the Underlying Funds which are managed by affiliates of the Fund’s administrative manager, FT Services. The Fund does not invest in the Underlying Funds for the purpose of exercising a controlling influence over the management or policies. Investments in Underlying Funds for the year ended December 31, 2014, were as follows:

Underlying Funds	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	% of Underlying Fund Shares Outstanding Held at End of Year
Franklin Income VIP Fund, Class 1[a]	24,462,601	2,153,488	(1,220,503)	25,395,586	$418,519,258	$21,984,390	$(846,306)	5.73%
Franklin Mutual Shares VIP Fund, Class 1[b]	18,485,942	1,194,264	(1,457,602)	18,222,604	417,479,858	9,790,126	2,856,091	8.20%
Templeton Growth VIP Fund, Class 1[c]	26,312,175	2,326,382	(543,714)	28,094,843	417,208,413	6,738,817	(424,820)	22.87%

Total					$1,253,207,529	$38,513,333	$1,584,965

aEffective May 1, 2014, Franklin Income Securities Fund was renamed Franklin Income VIP Fund.

bEffective May 1, 2014, Mutual Shares Securities Fund was renamed Franklin Mutual Shares VIP Fund.

cEffective May 1, 2014, Templeton Growth Securities Fund was renamed Templeton Growth VIP Fund.

e. Waiver and Expense Reimbursements

FT Services contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 0.10% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2015.

FFA-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Founding Funds Allocation VIP Fund (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2014, there were no credits earned.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$36,432,932	$120,002,336
Long term capital gain	168,350	186,736,750

	$36,601,282	$306,739,086

At December 31, 2014, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$959,173,368

Unrealized appreciation	$294,034,161
Unrealized depreciation	—

Net unrealized appreciation (depreciation)	$294,034,161

Undistributed ordinary income	$31,617,896
Undistributed long term capital gains	1,772,132

Distributable earnings	$33,390,028

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of Underlying Funds (excluding short term securities) for the year ended December 31, 2014, aggregated $100,776,235 and $61,620,662, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. The Borrowers expect to renew the Global Credit Facility for a total of $2 billion effective February 13, 2015, which matures on February 12, 2016.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not use the Global Credit Facility.

Annual Report	FFA-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Founding Funds Allocation VIP Fund (continued)

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At December 31, 2014, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

FFA-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Franklin Founding Funds Allocation VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Founding Funds Allocation VIP Fund (the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 13, 2015

Annual Report	FFA-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Founding Funds Allocation VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $168,350 as a long term capital gain dividend for the fiscal year ended December 31, 2014.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 39.80% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2014.

At December 31, 2014, the Fund, a qualified fund of funds under Section 852(g)(2) of the Code, received an allocation of foreign taxes paid from one or more of its underlying funds. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2015 distribution date, to treat their proportionate share of foreign taxes paid by the underlying funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

FFA-18	Annual Report

Franklin High Income VIP Fund

(Formerly, Franklin High Income Securities Fund)

This annual report for Franklin High Income VIP Fund covers the fiscal year ended December 31, 2014.

Class 4 Performance Summary as of December 31, 2014

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/14	1-Year	5-Year	10-Year
Average Annual Total Return	-0.15%	+8.00%	+6.49%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not have a 12b-1 fee expense. Since 2/29/08 (effective date), the average annual total return of Class 4 shares was +7.55%.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/05–12/31/14)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Credit Suisse (CS) High Yield Index and the Lipper VIP High Yield Funds Classification Average. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Credit Suisse Group. Please see Index Descriptions following the Fund Summaries.

***Source: Lipper, a Thomson Reuters Company. Please see Index Descriptions following the Fund Summaries.

Annual Report	FH-1

FRANKLIN HIGH INCOME VIP FUND

Fund Goals and Main Investments

Franklin High Income VIP Fund seeks a high level of current income with capital appreciation as a secondary goal. Under normal market conditions, the Fund invests predominantly in high yield, lower rated debt securities and preferred stocks.

Fund Risks

All investments involve risks, including possible loss of principal. The risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. In addition, interest rate movements will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Investment in foreign securities also involves special risks, including currency fluctuations, and political and economic uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s benchmark, the CS High Yield Index, posted a +1.86% total return for the period under review.1 The Fund’s peers, as measured by the Lipper VIP High Yield Funds Classification Average, delivered a +1.59% total return.2

Economic and Market Overview

The U.S. economy continued to grow during the year ended December 31, 2014, underpinned in some quarters by manufacturing activity, consumer and business spending, and federal defense spending. Home sales experienced weakness resulting from reduced inventory, higher mortgage rates and tight credit requirements but began to recover in May as mortgage rates declined. Home prices stayed higher than a year earlier. Retail sales generally improved, supported by job growth and lower gasoline prices in the latter part of 2014. The unemployment rate declined to 5.6% in December 2014 from 6.7% in December 2013.3 Inflation, as measured by the Consumer Price Index, remained low.

In January 2014, the U.S. Federal Reserve Board (Fed) began reducing its large-scale bond purchases $10 billion a month and ended the buying program in October. But it continued its practice of maintaining holdings of longer term securities at sizable levels. The Fed believed underlying economic strength could support ongoing progress in labor market conditions. The Fed also noted that although inflation might remain low in the near term, the likelihood of inflation running persistently below 2% had diminished. Toward period-end, the Fed stated that it could be patient with regard to raising interest rates and that the interest rate might not rise for at least a couple of meetings, possibly implying at least the first two meetings of 2015.

The 10-year Treasury yield declined from 3.04% at the beginning of the period to 2.17% at period-end, as investors shifted to less risky assets given the crises in Ukraine and the Middle East, weak economic data in Europe and Japan, record-low bond yields and lower Treasury issuance.

Investment Strategy

We are research-driven, fundamental investors who rely on a team of analysts to provide in-depth industry expertise and use qualitative and quantitative analyses to evaluate companies. As bottom-up investors, we focus primarily on individual securities. We also consider sectors when choosing investments. In selecting securities for the Fund’s investment portfolio, we do not rely principally on ratings assigned by rating agencies, but perform our own independent analysis to evaluate an issuer’s creditworthiness. We consider a variety of factors, including an issuer’s experience and managerial strength, its sensitivity to economic conditions and its current financial condition.

Manager’s Discussion

In the first half of 2014, investor demand for high yield bonds was strong, driven by a mostly benign interest rate environment and a continued mild corporate bond default rate. Additionally, the low absolute level of interest rates seemed to support a healthy risk appetite among investors searching for greater income from their investments. However, financial market conditions became more volatile during the second half of 2014. Considering energy is one of the largest sectors in the high yield market, the dramatic fall in oil prices severely affected the sector’s bond prices. This negative momentum spread throughout the high yield market, and investor concerns led to cash

1. Source: Credit Suisse Group.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

FH-2	Annual Report

FRANKLIN HIGH INCOME VIP FUND

*Includes common and convertible preferred shares.

Top 10 Sectors/Industries
12/31/14
% of Total Net Assets
Energy	18.6%
Materials	11.1%
Media	10.8%
Telecommunication Services	10.2%
Banks	5.3%
Health Care Equipment & Services	5.0%
Consumer Services	3.8%
Software & Services	3.6%
Diversified Financials	3.6%
Food, Beverage & Tobacco	3.4%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

outflows from high yield retail mutual funds, further exacerbating downward pricing pressure. The market reached some stability by year-end, however, and the CS High Yield Index posted a small positive return for the year as a decline in prices was more than offset by coupon income. As investors seemed more risk averse toward year-end, bonds with lower credit ratings underperformed their higher quality counterparts for the year. The Fund was positioned with a fairly neutral ratings exposure compared to the CS High Yield Index. Consequently, the Fund’s relative performance in 2014 was pressured by its overweighted exposure to the energy sector, as well as certain individual security selections.

We drew on our fundamental research process to make individual investments and overweight or underweight certain industries relative to the CS High Yield Index in an effort to outperform. Although certain of the Fund’s positionings enhanced relative performance versus its benchmark, our overall industry exposure negatively impacted relative returns. For example, what we deemed as strong asset protection in the energy sector guided us to an overweighted position. However, bond prices of energy producers and energy service providers fell in conjunction with weaker commodity prices. Following a fairly steady decline in oil prices over the summer and fall, the decline in oil and energy bond prices accelerated following the November decision by the Organization of the Petroleum Exporting Countries not to cut production. In addition, a warmer-than-expected start to winter pushed natural gas prices lower. These factors placed tremendous downward pressure on bond prices in the energy sector. Correspondingly, the energy sector underperformed the benchmark, weighing on the Fund’s overweighted allocation and security selection in the sector.

Slowing demand from China, coupled with global oversupply in many commodities, put pricing pressure on the metals and mining industry.4 This trend led to weaker operating results, which in turn weighed on bond prices and led our overweighting to hinder relative performance. However, our security selection contributed as we avoided several of the worst performing securities within the industry. In contrast, the Fund’s underweighted positioning in the information technology sector detracted from relative returns.5 Issuers in the sector benefited from improved demand as well as access to public equity markets. The corresponding deleveraging of some companies’ balance sheets drove the sector’s relative outperformance versus the benchmark.

Certain industry exposures positively impacted relative returns, such as our overweighting in cable.6 A higher quality bias within the industry coupled with generally credit-positive merger and acquisition activity helped the industry outperform the market. Another industry we overweighted, health care, also aided relative performance.7 The Affordable Care Act helped stimulate demand as well as facilitate payments to health care providers. This situation resulted in higher volumes and lower bad debt for most of the industry, particularly hospitals, which are large sector components. Similarly, our overweighting in the

4. Metals and mining is part of materials in the SOI.

5. Information technology comprises technology hardware and equipment in the SOI.

6. Cable is part of media in the SOI.

7. Health care comprises health care equipment and services in the SOI.

Annual Report	FH-3

FRANKLIN HIGH INCOME VIP FUND

packaging industry benefited relative performance.8 After experiencing consolidation over the past three years, pricing power has strengthened, leading to higher margins and steady credit improvements for industry participants. Correspondingly, bond prices improved and drove industry outperformance versus the benchmark.

Thank you for your participation in Franklin High Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8. Packaging is part of materials in the SOI.

FH-4	Annual Report

FRANKLIN HIGH INCOME VIP FUND

Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value,

then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Fund-Level Expenses Incurred During Period* 7/1/14–12/31/14
Actual	$1,000	$ 946.50	$4.51
Hypothetical (5% return before expenses)	$1,000	$1,020.57	$4.69

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (0.92%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report	FH-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin High Income VIP Fund

	Year Ended December 31,
	2014	2013		2012	2011	2010
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$7.02	$7.01		$6.52	$6.63	$6.26

Income from investment operations[a]:

Net investment income[b]	0.42	0.46		0.48	0.50	0.49

Net realized and unrealized gains (losses)	(0.38)	0.09		0.51	(0.19)	0.32

Total from investment operations	0.04	0.55		0.99	0.31	0.81

Less distributions from net investment income	(0.44)	(0.54)		(0.50)	(0.42)	(0.44)

Net asset value, end of year	$6.62	$7.02		$7.01	$6.52	$6.63

Total return[c]	0.21%	8.17%		15.94%	4.63%	13.71%

Ratios to average net assets

Expenses	0.57% [d]	0.58%	[d]	0.58%	0.58%	0.61%

Net investment income	6.00%	6.63%		7.15%	7.52%	7.71%

Supplemental data

Net assets, end of year (000’s)	$34,552	$39,300		$42,166	$41,971	$48,051

Portfolio turnover rate	39.46%	30.78%		37.03%	45.11%	60.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

FH-6	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin High Income VIP Fund (continued)

	Year Ended December 31,
	2014	2013		2012	2011	2010
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$6.81	$6.82		$6.36	$6.47	$6.13

Income from investment operations[a]:

Net investment income[b]	0.39	0.43		0.46	0.47	0.47

Net realized and unrealized gains (losses)	(0.37)	0.08		0.48	(0.18)	0.30

Total from investment operations	0.02	0.51		0.94	0.29	0.77

Less distributions from net investment income	(0.42)	(0.52)		(0.48)	(0.40)	(0.43)

Net asset value, end of year	$6.41	$6.81		$6.82	$6.36	$6.47

Total return[c]	(0.02)%	7.83%		15.56%	4.56%	13.26%

Ratios to average net assets

Expenses	0.82% [d]	0.83%	[d]	0.83%	0.83%	0.86%

Net investment income	5.75%	6.38%		6.90%	7.27%	7.46%

Supplemental data

Net assets, end of year (000’s)	$261,944	$291,826		$281,851	$249,452	$239,824

Portfolio turnover rate	39.46%	30.78%		37.03%	45.11%	60.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	FH-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin High Income VIP Fund (continued)

	Year Ended December 31,
	2014	2013		2012	2011	2010
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$6.94	$6.94		$6.46	$6.57	$6.22

Income from investment operations[a]:

Net investment income[b]	0.39	0.43		0.46	0.47	0.47

Net realized and unrealized gains (losses)	(0.38)	0.08		0.49	(0.18)	0.31

Total from investment operations	0.01	0.51		0.95	0.29	0.78

Less distributions from net investment income	(0.41)	(0.51)		(0.47)	(0.40)	(0.43)

Net asset value, end of year	$6.54	$6.94		$6.94	$6.46	$6.57

Total return[c]	(0.15)%	7.72%		15.50%	4.39%	13.31%

Ratios to average net assets

Expenses	0.92% [d]	0.93%	[d]	0.93%	0.93%	0.96%

Net investment income	5.65%	6.28%		6.80%	7.17%	7.36%

Supplemental data

Net assets, end of year (000’s)	$25,740	$27,789		$27,664	$27,055	$25,934

Portfolio turnover rate	39.46%	30.78%		37.03%	45.11%	60.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

FH-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2014

Franklin High Income VIP Fund
		Country	Shares	Value

	Common Stocks 0.2%
	Materials 0.1%
	NewPage Holdings Inc.	United States	5,000	$453,750

	Transportation 0.1%
a	CEVA Holdings LLC	United Kingdom	224	173,817

	Total Common Stocks (Cost $1,274,328)			627,567

	Convertible Preferred Stocks 0.1%
	Transportation 0.1%
a	CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	6	6,000
a	CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	486	376,270

	Total Convertible Preferred Stocks (Cost $731,856)			382,270

			Principal Amount*
	Corporate Bonds 92.8%
	Automobiles & Components 0.7%
	The Goodyear Tire & Rubber Co., senior note, 6.50%, 3/01/21	United States	2,200,000	2,343,000

	Banks 5.3%
b	Bank of America Corp., junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	2,500,000	2,709,375
	CIT Group Inc., senior note,
	5.375%, 5/15/20	United States	1,700,000	1,803,106
	5.00%, 8/15/22	United States	2,700,000	2,784,375
b	Citigroup Inc., junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	2,800,000	2,765,000
b	JPMorgan Chase & Co., junior sub. bond,
	R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	2,500,000	2,481,250
	V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	1,400,000	1,376,812
	Royal Bank of Scotland Group PLC, sub. note,
	6.125%, 12/15/22	United Kingdom	2,000,000	2,176,250
	5.125%, 5/28/24	United Kingdom	900,000	916,875

				17,013,043

	Capital Goods 2.1%
c	Abengoa Finance SAU, senior note, 144A,
	8.875%, 11/01/17	Spain	2,500,000	2,421,875
	7.75%, 2/01/20	Spain	400,000	357,000
c	AECOM Technology Corp.,
	senior bond, 144A, 5.875%, 10/15/24	United States	200,000	205,000
	senior note, 144A, 5.75%, 10/15/22	United States	300,000	307,500
	Navistar International Corp., senior note, 8.25%, 11/01/21	United States	1,500,000	1,485,000
	TransDigm Inc.,
	senior sub. bond, 6.50%, 7/15/24	United States	500,000	505,000
	senior sub. note, 6.00%, 7/15/22	United States	500,000	501,250
c	Zachry Holdings Inc., senior note, 144A, 7.50%, 2/01/20	United States	1,100,000	1,111,000

				6,893,625

	Commercial & Professional Services 1.0%
c	Algeco Scotsman Global Finance PLC, senior secured note, first lien, 144A, 8.50%, 10/15/18	United Kingdom	1,300,000	1,263,438
d,e	Goss Graphic Systems Inc., senior sub. note, 12.25%, 11/19/05	United States	1,912,374	191
c	IHS Inc., senior note, 144A, 5.00%, 11/01/22	United States	600,000	597,000
	United Rentals North America Inc., senior bond, 5.75%, 11/15/24	United States	1,400,000	1,445,500

				3,306,129

Annual Report	FH-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Consumer Durables & Apparel 3.2%
	KB Home,
	senior bond, 7.50%, 9/15/22	United States	2,100,000	$2,236,500
	senior note, 4.75%, 5/15/19	United States	600,000	592,500
	senior note, 7.00%, 12/15/21	United States	700,000	738,063
	Standard Pacific Corp., senior note, 6.25%, 12/15/21	United States	1,500,000	1,545,000
c	Taylor Morrison Communities Inc./Monarch Communities Inc., senior note, 144A,
	7.75%, 4/15/20	United States	1,140,000	1,214,100
	5.25%, 4/15/21	United States	900,000	891,000
	5.625%, 3/01/24	United States	1,500,000	1,455,000
	Visant Corp., senior note, 10.00%, 10/01/17	United States	1,900,000	1,672,000

				10,344,163

	Consumer Services 3.8%
c	1011778 BC ULC/New Red Finance Inc., secured note, second lien, 144A, 6.00%, 4/01/22	Canada	2,000,000	2,060,000
c	24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	2,000,000	1,610,000
	Caesars Entertainment Operating Co. Inc., senior secured note, first lien, 11.25%, 6/01/17	United States	2,600,000	1,918,800
c,d	Fontainebleau Las Vegas, senior secured note, first lien, 144A, 11.00%, 6/15/15	United States	1,700,000	21,250
	MGM Resorts International, senior note,
	5.25%, 3/31/20	United States	2,900,000	2,885,500
	6.625%, 12/15/21	United States	300,000	316,500
	Pinnacle Entertainment Inc.,
	senior note, 6.375%, 8/01/21	United States	600,000	621,000
	senior sub. note, 7.75%, 4/01/22	United States	1,100,000	1,149,500
c	Scientific Games International Inc.,
	senior note, 144A, 10.00%, 12/01/22	United States	1,100,000	1,013,375
	senior secured note, first lien, 144A, 7.00%, 1/01/22	United States	800,000	814,000

				12,409,925

	Diversified Financials 3.6%
c	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, senior note, 144A, 5.00%, 10/01/21	Netherlands	1,100,000	1,146,063
	Ally Financial Inc., senior bond, 5.125%, 9/30/24	United States	800,000	814,000
	E*TRADE Financial Corp., senior note, 5.375%, 11/15/22	United States	1,300,000	1,332,500
	Navient Corp., senior note,
	8.45%, 6/15/18	United States	800,000	894,000
	5.50%, 1/15/19	United States	3,500,000	3,587,500
c	NOVA Chemicals Corp., senior bond, 144A, 5.00%, 5/01/25	Canada	2,000,000	1,990,000
c	OneMain Financial Holdings Inc., senior note, 144A, 7.25%, 12/15/21	United States	1,700,000	1,751,000

				11,515,063

	Energy 18.6%
c	California Resources Corp.,
	senior bond, 144A, 6.00%, 11/15/24	United States	1,000,000	850,000
	senior note, 144A, 5.50%, 9/15/21	United States	800,000	688,000
	CGG SA, senior note, 6.875%, 1/15/22	France	2,300,000	1,752,312
	CHC Helicopter SA,
	senior note, 9.375%, 6/01/21	Canada	260,000	245,700
	senior secured note, first lien, 9.25%, 10/15/20	Canada	2,700,000	2,632,500
	Chesapeake Energy Corp., senior note, 6.625%, 8/15/20	United States	3,000,000	3,202,500
c	Compressco Partners LP/Finance Corp., senior note, 144A, 7.25%, 8/15/22	United States	700,000	609,000

FH-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Energy (continued)
	CONSOL Energy Inc., senior note,
	8.25%, 4/01/20	United States	1,000,000	$1,041,250
	6.375%, 3/01/21	United States	300,000	301,500
	[c]144A, 5.875%, 4/15/22	United States	1,100,000	1,028,500
c	Drill Rigs Holdings Inc., secured note, 144A, 6.50%, 10/01/17	United States	2,000,000	1,670,000
	Energy Transfer Equity LP,
	senior bond, 5.875%, 1/15/24	United States	400,000	408,000
	senior note, 7.50%, 10/15/20	United States	2,600,000	2,899,000
	Energy XXI Gulf Coast Inc., senior note,
	7.50%, 12/15/21	United States	1,000,000	545,000
	[c]144A, 6.875%, 3/15/24	United States	1,200,000	651,000
c	EnQuest PLC, senior note, 144A, 7.00%, 4/15/22	United Kingdom	1,200,000	737,250
	EPL Oil & Gas Inc., senior note, 8.25%, 2/15/18	United States	1,400,000	1,071,000
	Goodrich Petroleum Corp., senior note, 8.875%, 3/15/19	United States	2,500,000	1,237,500
	Halcon Resources Corp., senior note,
	8.875%, 5/15/21	United States	2,500,000	1,893,750
	9.25%, 2/15/22	United States	1,100,000	816,750
c	Kinder Morgan Inc., senior secured bond, first lien, 144A, 5.625%, 11/15/23	United States	1,500,000	1,608,390
	Linn Energy LLC/Finance Corp., senior note,
	8.625%, 4/15/20	United States	2,000,000	1,750,000
	7.75%, 2/01/21	United States	700,000	593,250
	6.50%, 9/15/21	United States	300,000	244,500
	Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	1,100,000	1,039,500
c	Memorial Resource Development Corp., senior note, 144A, 5.875%, 7/01/22	United States	1,100,000	998,250
	Midstates Petroleum Co. Inc./LLC, senior note, 9.25%, 6/01/21	United States	2,000,000	1,020,000
c	Murray Energy Corp., senior secured note, 144A, 8.625%, 6/15/21	United States	1,300,000	1,248,000
c	Ocean Rig UDW Inc., senior note, 144A, 7.25%, 4/01/19	United States	2,700,000	1,908,562
	Offshore Group Investment Ltd.,
	senior bond, first lien, 7.125%, 4/01/23	United States	1,000,000	720,000
	senior secured note, first lien, 7.50%, 11/01/19	United States	2,000,000	1,502,500
	PBF Holding Co. LLC, first lien, 8.25%, 2/15/20	United States	2,500,000	2,525,000
	Peabody Energy Corp., senior note,
	6.50%, 9/15/20	United States	1,700,000	1,483,250
	6.25%, 11/15/21	United States	1,700,000	1,459,875
	Penn Virginia Corp., senior note, 8.50%, 5/01/20	United States	1,200,000	966,000
	Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., senior note,
	8.375%, 6/01/20	United States	902,000	967,395
	6.50%, 5/15/21	United States	600,000	609,000
	QEP Resources Inc., senior note,
	5.375%, 10/01/22	United States	1,500,000	1,425,000
	5.25%, 5/01/23	United States	1,500,000	1,410,000
	Quicksilver Resources Inc.,
	[c,f]secured note, second lien, 144A, FRN, 7.00%, 6/21/19	United States	1,000,000	747,500
	senior note, 9.125%, 8/15/19	United States	500,000	127,500
c	Regency Energy Partners LP/Regency Energy Finance Corp., senior note, 144A, 8.375%, 6/01/19	United States	2,500,000	2,631,250
	Sabine Pass Liquefaction LLC,
	first lien, 5.625%, 2/01/21	United States	2,400,000	2,370,000
	first lien, 5.625%, 4/15/23	United States	900,000	884,250
	senior secured, first lien, 5.75%, 5/15/24	United States	200,000	197,250
	Samson Investment Co., senior note, 9.75%, 2/15/20	United States	2,700,000	1,132,313

Annual Report	FH-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Energy (continued)
	Sanchez Energy Corp., senior note,
	7.75%, 6/15/21	United States	1,800,000	$1,683,000
	[c] 144A, 6.125%, 1/15/23	United States	700,000	589,750
c	Ultra Petroleum Corp., senior bond, 144A, 6.125%, 10/01/24	United States	2,100,000	1,816,500

				59,938,297

	Food, Beverage & Tobacco 3.4%
	Constellation Brands Inc., senior bond, 4.75%, 11/15/24	United States	900,000	913,500
c	Cott Beverages Inc., senior note, 144A, 6.75%, 1/01/20	United States	1,100,000	1,102,750
c	Dole Food Co. Inc., senior secured note, 144A, 7.25%, 5/01/19	United States	1,500,000	1,498,125
c	JBS USA LLC/Finance Inc.,
	senior bond, 144A, 5.875%, 7/15/24	United States	600,000	595,500
	senior note, 144A, 8.25%, 2/01/20	United States	2,600,000	2,749,500
	Post Holdings Inc., senior note,
	7.375%, 2/15/22	United States	1,600,000	1,604,000
	[c] 144A, 6.75%, 12/01/21	United States	1,100,000	1,069,750
	[c] 144A, 6.00%, 12/15/22	United States	300,000	282,375
	WhiteWave Foods Co., senior note, 5.375%, 10/01/22	United States	1,100,000	1,135,750

				10,951,250

	Health Care Equipment & Services 5.0%
	Alere Inc.,
	senior note, 7.25%, 7/01/18	United States	2,200,000	2,299,000
	senior sub. note, 6.50%, 6/15/20	United States	300,000	303,750
	CHS/Community Health Systems Inc., senior note,
	8.00%, 11/15/19	United States	1,200,000	1,284,000
	7.125%, 7/15/20	United States	700,000	747,250
	6.875%, 2/01/22	United States	1,300,000	1,383,687
	DaVita HealthCare Partners Inc., senior bond, 5.125%, 7/15/24	United States	1,400,000	1,430,625
	HCA Inc.,
	senior note, 5.875%, 5/01/23	United States	2,500,000	2,640,625
	senior secured note, first lien, 5.00%, 3/15/24	United States	2,300,000	2,369,000
	Tenet Healthcare Corp., senior note,
	8.125%, 4/01/22	United States	3,000,000	3,360,000
	[c] 144A, 5.00%, 3/01/19	United States	200,000	200,750

				16,018,687

	Materials 11.0%
	ArcelorMittal, senior note, 6.00%, 3/01/21	Luxembourg	1,900,000	1,969,093
c	Ardagh Packaging Finance PLC, senior note, 144A, 9.125%, 10/15/20	Luxembourg	600,000	640,500
c	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., senior note, 144A,
	6.25%, 1/31/19	Luxembourg	300,000	294,000
	7.00%, 11/15/20	Luxembourg	176,471	179,118
	6.75%, 1/31/21	Luxembourg	300,000	296,813
	6.00%, 6/30/21	Luxembourg	1,900,000	1,819,250
c	Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18	Australia	2,000,000	1,801,250
c	BlueScope Steel Ltd./BlueScope Steel Finance, senior note, 144A, 7.125%, 5/01/18	Australia	2,000,000	2,080,000
c	Cemex Finance LLC, senior secured note, 144A, 6.00%, 4/01/24	Mexico	1,700,000	1,645,812
c	Constellium NV, senior note, 144A, 5.75%, 5/15/24	Netherlands	1,100,000	962,500
c	Eldorado Gold Corp., senior note, 144A, 6.125%, 12/15/20	Canada	3,100,000	3,022,500

FH-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Materials (continued)
c	First Quantum Minerals Ltd., senior note, 144A,
	6.75%, 2/15/20	Canada	2,000,000	$1,820,000
	7.00%, 2/15/21	Canada	1,836,000	1,661,580
c	FMG Resources (August 2006) Pty. Ltd., senior note, 144A,
	6.875%, 2/01/18	Australia	888,889	811,667
	8.25%, 11/01/19	Australia	500,000	456,875
c	Ineos Finance PLC, senior secured note, 144A, 7.50%, 5/01/20	Switzerland	500,000	525,937
c	Ineos Group Holdings SA, senior note, 144A,
	6.125%, 8/15/18	Switzerland	1,300,000	1,254,500
	5.875%, 2/15/19	Switzerland	700,000	665,000
	Olin Corp., senior bond, 5.50%, 8/15/22	United States	1,700,000	1,729,750
c	Owens-Brockway Glass Container Inc., senior note, 144A, 5.00%, 1/15/22	United States	1,300,000	1,327,625
c	Polymer Group Inc., senior note, 144A, 6.875%, 6/01/19	United States	1,500,000	1,445,625
c	Rain CII Carbon LLC/CII Carbon Corp., second lien, 144A, 8.25%, 1/15/21	United States	1,200,000	1,233,000
	Reynolds Group Issuer Inc./LLC/SA,
	first lien, 5.75%, 10/15/20	United States	1,400,000	1,442,000
	senior note, 8.50%, 5/15/18	United States	2,800,000	2,870,000
	senior note, 9.00%, 4/15/19	United States	1,200,000	1,248,000
	senior note, 9.875%, 8/15/19	United States	200,000	213,000
	senior note, 8.25%, 2/15/21	United States	400,000	412,000
c	Sealed Air Corp., senior note, 144A, 8.375%, 9/15/21	United States	100,000	112,250
c	Steel Dynamics Inc.,
	senior bond, 144A, 5.50%, 10/01/24	United States	800,000	822,000
	senior note, 144A, 5.125%, 10/01/21	United States	800,000	815,000

				35,576,645

	Media 10.8%
c	Anna Merger Sub Inc., senior note, 144A, 7.75%, 10/01/22	United States	1,100,000	1,116,500
	CCO Holdings LLC/CCO Holdings Capital Corp.,
	senior bond, 5.25%, 9/30/22	United States	900,000	901,125
	senior note, 6.50%, 4/30/21	United States	1,500,000	1,580,625
	CCOH Safari LLC, senior bond, 5.75%, 12/01/24	United States	600,000	608,250
	Clear Channel Worldwide Holdings Inc.,
	senior note, 6.50%, 11/15/22	United States	1,000,000	1,035,000
	senior sub. note, 7.625%, 3/15/20	United States	1,100,000	1,163,250
	CSC Holdings LLC, senior note,
	6.75%, 11/15/21	United States	1,500,000	1,663,125
	[c] 144A, 5.25%, 6/01/24	United States	1,000,000	1,007,500
c	DISH DBS Corp., senior note, 144A, 5.875%, 11/15/24	United States	3,100,000	3,123,250
	Gannett Co. Inc.,
	senior bond, 6.375%, 10/15/23	United States	2,000,000	2,130,000
	senior note, 5.125%, 7/15/20	United States	1,400,000	1,435,000
	iHeartCommunications Inc.,
	senior secured bond, first lien, 9.00%, 3/01/21	United States	2,500,000	2,459,375
	[c] senior secured note, first lien, 144A, 9.00%, 9/15/22	United States	700,000	687,750
c	Nielsen Finance LLC/Co., senior note, 144A, 5.00%, 4/15/22	United States	1,000,000	1,006,250
c,g	Radio One Inc., senior sub. note, 144A, 9.25%, 2/15/20	United States	800,000	700,000
c	Sirius XM Radio Inc., senior bond, 144A, 6.00%, 7/15/24	United States	2,500,000	2,568,750
c	Unitymedia KabelBW GmbH, senior bond, 144A, 6.125%, 1/15/25	Germany	1,200,000	1,243,500

Annual Report	FH-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Media (continued)
c	Univision Communications Inc., senior secured note, 144A,
	6.875%, 5/15/19	United States	2,500,000	$2,609,375
	7.875%, 11/01/20	United States	700,000	749,000
c	UPCB Finance III Ltd., senior secured note, 144A, 6.625%, 7/01/20	Netherlands	1,000,000	1,052,500
c	UPCB Finance VI Ltd., senior secured note, 144A, 6.875%, 1/15/22	Netherlands	500,000	544,688
c	Virgin Media Finance PLC, senior bond, 144A, 6.375%, 4/15/23	United Kingdom	1,700,000	1,789,250
c	Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	1,100,000	1,139,187
c	WMG Acquisition Corp., senior note, 144A, 5.625%, 4/15/22	United States	2,500,000	2,431,250

				34,744,500

	Pharmaceuticals, Biotechnology & Life Sciences 3.3%
c	inVentiv Health Inc., senior secured note, 144A, 9.00%, 1/15/18	United States	300,000	307,500
c,h	Jaguar Holding Co. I, senior note, 144A, PIK, 9.375%, 10/15/17	United States	2,400,000	2,458,800
c	Jaguar Holding Co. II/Merger Sub Inc., senior note, 144A, 9.50%, 12/01/19	United States	700,000	753,375
	Par Pharmaceutical Cos. Inc., senior note, 7.375%, 10/15/20	United States	3,300,000	3,465,000
c	Valeant Pharmaceuticals International Inc., senior note, 144A,
	7.50%, 7/15/21	United States	200,000	216,750
	5.625%, 12/01/21	United States	300,000	303,000
c	VPI Escrow Corp., senior note, 144A, 6.375%, 10/15/20	United States	3,000,000	3,146,250

				10,650,675

	Retailing 1.0%
c	American Builders & Contractors Supply Co. Inc., senior note, 144A, 5.625%, 4/15/21	United States	2,100,000	2,115,750
c	New Look Bondco I PLC, secured note, 144A, 8.375%, 5/14/18	United Kingdom	1,000,000	1,054,375

				3,170,125

	Semiconductors & Semiconductor Equipment 0.1%
	Freescale Semiconductor Inc., senior note, 8.05%, 2/01/20	United States	472,000	499,140

	Software & Services 3.6%
c	BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	2,500,000	2,362,500
	Equinix Inc., senior bond, 5.375%, 4/01/23	United States	3,300,000	3,316,500
	First Data Corp.,
	senior bond, 12.625%, 1/15/21	United States	1,000,000	1,190,000
	senior note, 11.25%, 1/15/21	United States	646,000	734,825
	[c]senior secured bond, 144A, 8.25%, 1/15/21	United States	2,500,000	2,687,500
	Sterling International Inc., senior note, 11.00%, 10/01/19	United States	1,200,000	1,281,000

				11,572,325

	Technology Hardware & Equipment 1.6%
c	Alcatel-Lucent USA Inc., senior note, 144A, 6.75%, 11/15/20	France	3,400,000	3,605,700
c	Blackboard Inc., senior note, 144A, 7.75%, 11/15/19	United States	1,500,000	1,511,250

				5,116,950

	Telecommunication Services 10.2%
	CenturyLink Inc.,
	senior bond, 6.75%, 12/01/23	United States	100,000	109,875
	senior note, 6.45%, 6/15/21	United States	400,000	431,000
	senior note, 5.80%, 3/15/22	United States	2,500,000	2,606,250
c	Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	2,000,000	1,957,500

FH-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Telecommunication Services (continued)
c	Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	2,200,000	$2,091,375
	Frontier Communications Corp.,
	senior bond, 7.625%, 4/15/24	United States	200,000	207,000
	senior note, 8.50%, 4/15/20	United States	2,000,000	2,240,000
	senior note, 8.75%, 4/15/22	United States	900,000	1,010,250
	senior note, 7.875%, 1/15/27	United States	200,000	200,500
	Intelsat Jackson Holdings SA,
	senior bond, 5.50%, 8/01/23	Luxembourg	1,500,000	1,495,312
	senior note, 7.50%, 4/01/21	Luxembourg	3,800,000	4,080,250
c	Millicom International Cellular SA, senior note, 144A, 6.625%, 10/15/21	Luxembourg	200,000	205,625
	Sprint Corp., senior bond,
	7.875%, 9/15/23	United States	500,000	496,100
	7.125%, 6/15/24	United States	500,000	467,500
	Sprint Nextel Corp., senior note,
	8.375%, 8/15/17	United States	3,000,000	3,247,500
	[c]144A, 9.00%, 11/15/18	United States	3,000,000	3,419,700
	T-Mobile USA Inc.,
	senior bond, 6.50%, 1/15/24	United States	400,000	411,000
	senior bond, 6.375%, 3/01/25	United States	1,100,000	1,120,350
	senior note, 6.542%, 4/28/20	United States	1,600,000	1,658,000
	senior note, 6.125%, 1/15/22	United States	200,000	203,750
c	Wind Acquisition Finance SA,
	senior note, 144A, 7.375%, 4/23/21	Italy	3,500,000	3,307,500
	senior secured note, first lien, 144A, 4.75%, 7/15/20	Italy	2,000,000	1,900,000

				32,866,337

	Transportation 1.2%
c	Florida East Coast Holdings Corp.,
	secured note, first lien, 144A, 6.75%, 5/01/19	United States	900,000	893,250
	senior note, 144A, 9.75%, 5/01/20	United States	500,000	500,000
c	Stena AB, senior bond, 144A, 7.00%, 2/01/24	Sweden	1,000,000	917,500
c	Stena International SA, secured bond, 144A, 5.75%, 3/01/24	Sweden	1,500,000	1,417,500

				3,728,250

	Utilities 3.3%
	Calpine Corp.,
	senior bond, 5.75%, 1/15/25	United States	1,200,000	1,216,500
	senior note, 5.375%, 1/15/23	United States	1,300,000	1,314,625
	[c]senior secured bond, first lien, 144A, 7.875%, 1/15/23	United States	698,000	773,035
	[c]senior secured bond, first lien, 144A, 5.875%, 1/15/24	United States	400,000	428,000
	[c]senior secured note, first lien, 144A, 6.00%, 1/15/22	United States	100,000	107,000
c	InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	2,500,000	2,387,500
c	NGL Energy Partners LP/NGL Energy Finance Corp., senior note, 144A, 5.125%, 7/15/19	United States	500,000	480,625
c	NRG Yield Operating LLC, senior bond, 144A, 5.375%, 8/15/24	United States	2,000,000	2,040,000
c,d	Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, 144A, 11.50%, 10/01/20	United States	2,500,000	1,781,250

				10,528,535

	Total Corporate Bonds (Cost $310,742,789)			299,186,664

Annual Report	FH-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value

f,i	Senior Floating Rate Interests (Cost $2,327,917) 0.7%
	Household & Personal Products 0.7%
	Sun Products Corp., Tranche B Term Loan, 5.50%, 3/23/20	United States	2,346,427	$2,193,909

			Shares
	Escrows and Litigation Trusts (Cost $—) 0.0%
a,e	NewPage Corp., Litigation Trust	United States	2,500,000	—

	Total Investments before Short Term Investments (Cost $315,076,890)			302,390,410

			Principal Amount*

	Short Term Investments (Cost $16,927,549) 5.3%
	Repurchase Agreements 5.3%
[j]	Joint Repurchase Agreement, 0.057%, 1/02/15 (Maturity Value $16,927,602)	United States	16,927,549	16,927,549
	BNP Paribas Securities Corp. (Maturity Value $1,426,489) HSBC Securities (USA) Inc. (Maturity Value $11,792,275) Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $3,708,838)

Collateralized by U.S. Government Agency Securities, 0.00% - 1.50%, 1/20/15 - 10/09/19; U.S. Government Agency Securities, Strips, 6/01/17; and U.S. Treasury Notes, 1.625% - 4.50%, 11/15/15 - 11/30/20 (valued at $17,268,235)

	Total Investments (Cost $332,004,439) 99.1%			319,317,959
	Other Assets, less Liabilities 0.9%			2,918,447

	Net Assets 100.0%			$322,236,406

See Abbreviations on page FH-27.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bPerpetual security with no stated maturity date.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2014, the aggregate value of these securities was $138,100,965, representing 42.86% of net assets.

dSee Note 7 regarding defaulted securities.

eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2014, the aggregate value of these securities was $191, representing less than 0.01% of net assets.

fThe coupon rate shown represents the rate at period end.

gAt December 31, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time.

hIncome may be received in additional securities and/or cash.

iSee Note 1(e) regarding senior floating rate interests.

jSee Note 1(c) regarding joint repurchase agreement.

FH-16	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2014

Franklin High Income VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$315,076,890
Cost - Repurchase agreements	16,927,549

Total cost of investments	$332,004,439

Value - Unaffiliated issuers	$302,390,410
Value - Repurchase agreements	16,927,549

Total value of investments	319,317,959
Receivables:
Capital shares sold	585,762
Dividends and interest	5,267,737
Other assets	112

Total assets	325,171,570

Liabilities:
Payables:
Capital shares redeemed	70,296
Management fees	142,599
Distribution fees	124,506
Funds advanced by custodian	2,500,000
Accrued expenses and other liabilities	97,763

Total liabilities	2,935,164

Net assets, at value	$322,236,406

Net assets consist of:
Paid-in capital	$331,587,521
Undistributed net investment income	19,094,317
Net unrealized appreciation (depreciation)	(12,686,480)
Accumulated net realized gain (loss)	(15,758,952)

Net assets, at value	$322,236,406

Class 1:
Net assets, at value	$34,552,260

Shares outstanding	5,219,193

Net asset value and maximum offering price per share	$6.62

Class 2:
Net assets, at value	$261,944,147

Shares outstanding	40,845,987

Net asset value and maximum offering price per share	$6.41

Class 4:
Net assets, at value	$25,739,999

Shares outstanding	3,933,338

Net asset value and maximum offering price per share	$6.54

The accompanying notes are an integral part of these financial statements. | Annual Report	FH-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2014

Franklin High Income VIP Fund
Investment income:
Dividends	$39,488
Interest	23,449,400

Total investment income	23,488,888

Expenses:
Management fees (Note 3a)	1,860,239
Distribution fees: (Note 3c)
Class 2	729,711
Class 4	97,921
Custodian fees (Note 4)	3,226
Reports to shareholders	93,095
Professional fees	49,561
Trustees’ fees and expenses	1,437
Other	28,279

Total expenses	2,863,469
Expense reductions (Note 4)	(34)

Net expenses	2,863,435

Net investment income	20,625,453

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	7,935,628
Foreign currency transactions	(5,812)

Net realized gain (loss)	7,929,816

Net change in unrealized appreciation (depreciation) on:
Investments	(26,634,518)
Translation of other assets and liabilities denominated in foreign currencies	2,562

Net change in unrealized appreciation (depreciation)	(26,631,956)

Net realized and unrealized gain (loss)	(18,702,140)

Net increase (decrease) in net assets resulting from operations	$1,923,313

FH-18	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin High Income VIP Fund
	Year Ended December 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$20,625,453	$22,562,058
Net realized gain (loss) from investments and foreign currency transactions	7,929,816	5,546,800
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(26,631,956)	(1,216,918)

Net increase (decrease) in net assets resulting from operations	1,923,313	26,891,940

Distributions to shareholders from:
Net investment income:
Class 1	(2,292,485)	(2,998,716)
Class 2	(18,595,621)	(20,021,935)
Class 4	(1,613,962)	(1,982,283)

Total distributions to shareholders	(22,502,068)	(25,002,934)

Capital share transactions: (Note 2)
Class 1	(2,696,242)	(3,089,037)
Class 2	(12,927,786)	8,408,156
Class 4	(475,860)	25,255

Total capital share transactions	(16,099,888)	5,344,374

Net increase (decrease) in net assets	(36,678,643)	7,233,380
Net assets:
Beginning of year	358,915,049	351,681,669

End of year	$322,236,406	$358,915,049

Undistributed net investment income included in net assets:
End of year	$19,094,317	$20,624,091

The accompanying notes are an integral part of these financial statements. | Annual Report	FH-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin High Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin High Income VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2014, 84.97% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2014, Franklin High Income Securities Fund was renamed Franklin High Income VIP Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the

FH-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income VIP Fund (continued)

investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net

Annual Report	FH-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c. Joint Repurchase Agreement (continued)

and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2014.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 8 regarding other derivative information.

e. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to

FH-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income VIP Fund (continued)

shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2014		2013
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	120,684	$836,723	296,126	$2,094,060
Shares issued in reinvestment of distributions	329,854	2,292,485	448,910	2,998,716
Shares redeemed	(832,231)	(5,825,450)	(1,160,278)	(8,181,813)

Net increase (decrease)	(381,693)	$(2,696,242)	(415,242)	$(3,089,037)

Class 2 Shares:
Shares sold	13,791,290	$93,795,388	8,384,624	$56,291,181
Shares issued in reinvestment of distributions	2,754,907	18,595,621	3,085,044	20,021,935
Shares redeemed	(18,545,301)	(125,318,795)	(9,961,173)	(67,904,960)

Net increase (decrease)	(1,999,104)	$(12,927,786)	1,508,495	$8,408,156

Class 4 Shares:
Shares sold	276,687	$1,933,896	232,056	$1,586,635
Shares issued on reinvestment of distributions	234,247	1,613,962	299,438	1,982,283
Shares redeemed	(581,606)	(4,023,718)	(515,161)	(3,543,663)

Net increase (decrease)	(70,672)	$(475,860)	16,333	$25,255

Annual Report	FH-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income VIP Fund (continued)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2014, the custodian fees were reduced as noted in the Statement of Operations.

FH-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income VIP Fund (continued)

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2014, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2016	$5,101,475
2017	10,621,353

Total capital loss carryforwards	$15,722,828

During the year ended December 31, 2014, the Fund utilized $7,582,975 of capital loss carrryforwards.

The tax character of distributions paid during the years ended December 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from ordinary income	$22,502,068	$25,002,934

At December 31, 2014, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$332,967,756

Unrealized appreciation	$7,157,236
Unrealized depreciation	(20,807,034)

Net unrealized appreciation (depreciation)	$(13,649,798)

Distributable earnings – undistributed ordinary income	$20,062,102

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2014, aggregated $134,544,880 and $149,753,264 respectively.

7. Credit Risk and Defaulted Securities

At December 31, 2014, the Fund had 92.93% of its portfolio invested in high yield , senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2014, the aggregate value of these securities was $1,802,691 representing 0.56% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

Annual Report	FH-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income VIP Fund (continued)

8. Other Derivative Information

For the year ended December 31, 2014, the effect of the derivative contracts for the Fund’s Statement of Operations was as follows:

Derivatives Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change In Unrealized Appreciation (Depreciation) for the Year
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$1,380	$2,567

For the year ended December 31, 2014, the average month end fair value of derivatives represented 0.01% of average month end net assets. The average month end number of open derivatives contracts for the year was 2.

See note 1(d) regarding derivative financial instruments.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. The Borrowers expect to renew the Global Credit Facility for a total of $2 billion effective February 13, 2015, which matures on February 12, 2016.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

FH-26	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income VIP Fund (continued)

A summary of inputs used as of December 31, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments:[a]
Materials	$—	$453,750	$—		$453,750
Transportation	—	—	556,087		556,087
Corporate Bonds	—	299,165,223	21,441		299,186,664
Senior Floating Rate Interests	—	2,193,909	—		2,193,909
Escrows and Litigation Trusts	—	—	—	[b]	—
Short Term Investments	—	16,927,549	—		16,927,549

Total Investments in Securities	$—	$318,740,431	$577,528		$319,317,959

aIncludes common and convertible preferred stocks.

bIncludes securities determined to have no value at December 31, 2014.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

FRN	Floating Rate Note

PIK	Payment-In-Kind

Annual Report	FH-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Franklin High Income VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin High Income VIP Fund (the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 13, 2015

FH-28	Annual Report

Franklin Income VIP Fund

(Formerly, Franklin Income Securities Fund)

This annual report for Franklin Income VIP Fund covers the fiscal year ended December 31, 2014.

Class 4 Performance Summary as of December 31, 2014

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/14	1-Year	5-Year	10-Year
Average Annual Total Return	+4.52%	+9.05%	+6.30%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not have a 12b-1 fee expense. Since 2/29/08 (effective date), the average annual total return of Class 4 shares was +6.44%.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/05–12/31/14)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®) and the Barclays U.S. Aggregate Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	FI-1

FRANKLIN INCOME VIP FUND

Fund Goal and Main Investments

Franklin Income VIP Fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in both equity and debt securities.

Fund Risks

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund’s portfolio includes a substantial portion of higher yielding, lower rated corporate bonds because of the relatively higher yields they offer. Floating rate loans are lower rated, higher yielding instruments, which are subject to increased risk of default and can potentially result in loss of principal. These securities carry a greater degree of credit risk relative to investment-grade securities. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the Fund’s equity benchmark, the S&P 500, posted a +13.69% total return, and its fixed income benchmark, the Barclays U.S. Aggregate Index, produced a +5.97% total return for the same period.1

Economic and Market Overview

The U.S. economy continued to grow during the year ended December 31, 2014, underpinned in some quarters by manufacturing activity, consumer and business spending, and federal defense spending. Home sales experienced some weakness resulting from reduced inventory, higher mortgage rates and tight credit requirements but began to recover in May as mortgage rates declined. Home prices stayed higher than a year earlier. Retail sales generally improved, supported by job growth and lower gasoline prices in the latter part of 2014. The unemployment rate declined to 5.6% in December 2014 from 6.7% in December 2013.2 Inflation, as measured by the Consumer Price Index, remained low.

In January 2014, the U.S. Federal Reserve Board (Fed) began reducing its large-scale bond purchases $10 billion a month and ended the buying program in October. But it continued its practice of maintaining holdings of longer term securities at sizable levels. The Fed believed underlying economic strength could support ongoing progress in labor market conditions. The Fed also noted that although inflation might remain low in the near term, the likelihood of inflation running persistently below 2% had diminished. Toward period-end, the Fed stated that it could be patient with regard to raising interest rates and that the interest rate might not rise for at least a couple of meetings, possibly implying at least the first two meetings of 2015.

Investor confidence grew during the period as corporate profits rose and the economy generally strengthened. The market endured sell-offs when many investors reacted to political instability in certain emerging markets, crises in Ukraine and the Middle East, weakness in Europe and Japan, and moderating economic data in China. U.S. stocks rose overall for the 12 months under review as the S&P 500 and Dow Jones Industrial Average reached all-time highs.3

The 10-year Treasury yield declined from 3.04% at the beginning of the period to 2.17% at period-end, as investors shifted to less risky assets given the crises in Ukraine and the Middle East, weak economic data in Europe and Japan, record-low bond yields and lower Treasury issuance.

Investment Strategy

We search for undervalued or out-of-favor securities we believe offer opportunities for income today and growth tomorrow. We generally perform independent analysis of the debt securities being considered for the Fund’s portfolio, rather than relying principally on ratings assigned by rating agencies. In analyzing debt and equity securities, we consider a variety of factors, including: a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects; the experience and strength of a company’s management; a company’s sensitivity to changes in interest rates and business conditions; a company’s debt maturity

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

3. Please see Index Descriptions following the Fund Summaries.

FI-2	Annual Report

FRANKLIN INCOME VIP FUND

schedules and borrowing requirements; and a company’s changing financial condition and market recognition of the change.

Manager’s Discussion

During the 12 months under review, we maintained a heavier position in equities relative to fixed income securities, which contributed positively to Fund performance. Although the Fund remained well diversified, we incrementally reduced the Fund’s overall equity weighting from 60.0% to 57.4% of total net assets by taking profits in select strong-performing equity holdings. The Fund’s fixed income exposure declined slightly from 35.7% to 34.5% of total net assets for the year under review. The Fund’s cash position increased from 4.3% to 8.1% of total net assets.

Equity securities generally performed well across many sectors, driven by continued, albeit modest, earnings growth, together with improving U.S. economic and employment outlooks. The Fund generated strong performance from a wide range of sectors including utilities, information technology and health care. In contrast, disappointing global economic activity and a worsening outlook weighed heavily on commodity prices and led to significant declines in security prices in the energy and materials sectors, which detracted from Fund performance.

The utilities sector represented one of the Fund’s largest weightings and was a key positive contributor. The sector delivered strong returns buoyed by the decline in long-term interest rates and the stable returns and growth generated by many electric and multi-utilities that attracted investors seeking yield. Individual utilities contributors included PG&E, an electric and natural gas utility that benefited from an improved regulatory environment and what we considered were attractive opportunities for rate base growth. Integrated utility Duke Energy performed well as investors gained increased understanding of the company’s future growth opportunities in generation and distribution. Other strong equity contributors included Intel, one of the world’s leaders in the design, manufacture and sale of semiconductor technology for a broad range of computing devices, which benefited from improved demand for personal computers, growth in mobile computing and “connected” devices, and a greater need for network security and advanced computing capability. Among equity financials holdings, Wells Fargo & Co. and Bank of America positively impacted results largely because of improved loan growth and an improving regulatory environment that contributed to strengthened financial profiles and higher dividends for shareholders.

Equity performance detractors were concentrated in the energy and materials sectors, as slowing global economic growth

Portfolio Breakdown
12/31/14
% of Total Net Assets
Equity*	57.4%
Utilities	13.4%
Energy	9.2%
Materials	8.2%
Financials	5.8%
Health Care	4.8%
Industrials	4.7%
Information Technology	4.2%
Other	7.1%
Fixed Income	34.5%
Energy	7.7%
Consumer Discretionary	6.5%
Information Technology	4.7%
Telecommunication Services	3.5%
Financials	3.3%
Materials	2.5%
Health Care	2.0%
Other	4.3%
Short-Term Investments & Other Net Assets	8.1%

*Includes convertible bonds.

reduced demand for many commodities and as advances in extraction technologies led to supply growth, especially from oil and gas shale fields. The collapse of crude oil prices in the fourth quarter of 2014 weighed on share prices for many multi-national integrated oil companies, particularly Fund holdings in BP, Chevron and Royal Dutch Shell. Similarly, the more focused upstream producers and independent exploration and production companies such as Canadian Oil Sands, SandRidge Energy and Cobalt International Energy, a new holding, detracted with the pullback in global oil prices. Within the materials sector, our holdings in diversified mining companies such as Rio Tinto, BHP Billiton and Freeport-McMoRan hindered performance.

Fixed income markets generally performed well during the period despite lagging considerably behind equity markets as modest income and price returns helped the Barclays U.S. Aggregate Index deliver a moderate total return. The primary positive contributor to fixed income returns was the continued favorable environment for long-term interest rates, which led the 10-year U.S. Treasury to rally over the course of the year and its yield to correspondingly fall. In sharp contrast to their investment grade counterparts, noninvestment-grade fixed

Annual Report	FI-3

FRANKLIN INCOME VIP FUND

Top Five Equity Holdings
12/31/14
Company Sector/Industry	% of Total Net Assets
Bank of America Corp.* Financials	1.9%
Royal Dutch Shell PLC, A, ADR (U.K.) Energy	1.8%
Wells Fargo & Co. Financials	1.7%
General Electric Co. Industrials	1.7%
The Dow Chemical Co. Materials	1.6%

*Includes equity-linked notes.

income markets struggled as investors became wary of sector valuations and as credit spreads widened.

The decline in long-term interest rates during the period provided fixed income markets with favorable conditions that enabled many of the Fund’s high yield corporate bonds to generate positive returns; however, the Fund’s corporate bonds overall had a small negative return. Communications4 sector holdings including Charter Communications5 and Cablevision Systems benefited from demand for video and data services, and iHeart Communications continued to improve its liquidity and financial positioning amid stable demand from advertisers. Technology6 sector positions were led by First Data, a leader in financial transaction systems and processing, and Freescale Semiconductor, a leader in embedded semiconductor processing solutions for the automotive, consumer, industrial and networking markets.

As was the case among the Fund’s equity holdings, major fixed income detractors were concentrated in the commodity-related energy and basic industry7 sectors. The high yield bonds and term loans of exploration and production and oilfield services and equipment companies were severely hurt by lower commodity prices that reduced cash flow and impacted the upstream industry’s spending plans. Investor concerns regarding the long-term viability of many of the more highly leveraged producers weighed on the securities prices of Samson Investment, W&T Offshore, Energy XXI Gulf Coast and

Top Five Fixed Income and Senior Floating Rate Interests Holdings*
12/31/14
Issuer Sector/Industry	% of Total Net Assets
First Data Corp. Information Technology	2.8%
iHeartCommunications Inc. Consumer Discretionary	1.8%
JPMorgan Chase & Co. Financials	1.5%
Sprint Nextel Corp. Telecommunication Services	1.1%
HCA Inc. Health Care	1.0%

*Does not include convertible bonds.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

SandRidge Energy. Basic industry holdings, particularly those engaged in coal mining, slumped further as reduced demand kept pressure on pricing. Among these, Peabody Energy, Alpha Natural Resources, Arch Coal and Walter Energy detracted from results during the period.

Thank you for your participation in Franklin Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. Communications companies are in consumer discretionary and telecommunication services in the fixed income section of the SOI.

5. Charter Communications comprises CCO Holdings in the SOI.

6. Technology holdings are in information technology in the fixed income section of the SOI.

7. Basic industry holdings are in energy and materials in the fixed income section of the SOI.

FI-4	Annual Report

FRANKLIN INCOME VIP FUND

Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value,

then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Fund-Level Expenses Incurred During Period* 7/1/14–12/31/14
Actual	$1,000	$ 953.20	$4.04
Hypothetical (5% return before expenses)	$1,000	$1,021.07	$4.18

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (0.82%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report	FI-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Income VIP Fund

	Year Ended December 31,
	2014		2013		2012		2011	2010
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$16.53		$15.47		$14.68		$15.16	$14.43

Income from investment operations[a]:

Net investment income[b]	0.72		0.81		0.91		0.96	0.89

Net realized and unrealized gains (losses)	0.11		1.31		0.90		(0.54)	0.85

Total from investment operations	0.83		2.12		1.81		0.42	1.74

Less distributions from net investment income	(0.88)		(1.06)		(1.02)		(0.90)	(1.01)

Net asset value, end of year	$16.48		$16.53		$15.47		$14.68	$15.16

Total return[c]	4.92%		14.18%		12.91%		2.71%	12.87%

Ratios to average net assets

Expenses	0.47%	[d]	0.47%	[d]	0.47%		0.47% [d]	0.47%	[d]

Net investment income	4.26%		5.07%		6.03%		6.35%	6.28%

Supplemental data

Net assets, end of year (000’s)	$714,664		$695,004		$584,391		$1,300,935	$1,449,028

Portfolio turnover rate	24.77%		21.71%		26.66%	[e]	28.65%	41.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

FI-6	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Income VIP Fund (continued)

	Year Ended December 31,
	2014		2013		2012		2011	2010
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$16.07		$15.07		$14.32		$14.82	$14.12

Income from investment operations[a]:

Net investment income[b]	0.66		0.75		0.85		0.90	0.86

Net realized and unrealized gains (losses)	0.11		1.27		0.88		(0.53)	0.82

Total from investment operations	0.77		2.02		1.73		0.37	1.68

Less distributions from net investment income	(0.84)		(1.02)		(0.98)		(0.87)	(0.98)

Net asset value, end of year	$16.00		$16.07		$15.07		$14.32	$14.82

Total return[c]	4.62%		13.94%		12.65%		2.38%	12.67%

Ratios to average net assets

Expenses	0.72%	[d]	0.72%	[d]	0.72%		0.72% [d]	0.72%	[d]

Net investment income	4.01%		4.82%		5.78%		6.10%	6.03%

Supplemental data

Net assets, end of year (000’s)	$6,022,804		$6,188,045		$6,182,997		$5,915,637	$6,309,207

Portfolio turnover rate	24.77%		21.71%		26.66%	[e]	28.65%	41.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Annual Report	FI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Income VIP Fund (continued)

	Year Ended December 31,
	2014		2013		2012		2011	2010
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$16.36		$15.32		$14.54		$15.04	$14.33

Income from investment operations[a]:

Net investment income[b]	0.66		0.75		0.85		0.90	0.85

Net realized and unrealized gains (losses)	0.11		1.30		0.90		(0.54)	0.84

Total from investment operations	0.77		2.05		1.75		0.36	1.69

Less distributions from net investment income	(0.82)		(1.01)		(0.97)		(0.86)	(0.98)

Net asset value, end of year	$16.31		$16.36		$15.32		$14.54	$15.04

Total return[c]	4.52%		13.85%		12.56%		2.29%	12.54%

Ratios to average net assets

Expenses	0.82%	[d]	0.82%	[d]	0.82%		0.82% [d]	0.82%	[d]

Net investment income	3.91%		4.72%		5.68%		6.00%	5.93%

Supplemental data

Net assets, end of year (000’s)	$378,545		$397,652		$436,405		$431,435	$415,541

Portfolio turnover rate	24.77%		21.71%		26.66%	[e]	28.65%	41.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

FI-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2014

Franklin Income VIP Fund
		Country	Shares/Warrants	Value
	Common Stocks and Other Equity Interests 49.9%
	Consumer Discretionary 3.2%
a	Dex Media Inc.	United States	458,876	$4,116,118
	Ford Motor Co.	United States	3,750,000	58,125,000
	General Motors Co.	United States	1,839,100	64,202,981
	Las Vegas Sands Corp.	United States	200,000	11,632,000
	Target Corp.	United States	1,181,100	89,657,301

				227,733,400

	Consumer Staples 0.8%
	PepsiCo Inc.	United States	584,000	55,223,040

	Energy 7.7%
	BP PLC, ADR	United Kingdom	2,942,400	112,164,288
	Canadian Oil Sands Ltd.	Canada	2,000,000	17,946,179
	Chevron Corp.	United States	700,000	78,526,000
	Devon Energy Corp.	United States	650,000	39,786,500
	Eni SpA	Italy	776,500	13,633,088
	Exxon Mobil Corp.	United States	484,850	44,824,382
	Halliburton Co.	United States	250,000	9,832,500
	Occidental Petroleum Corp.	United States	150,000	12,091,500
	Royal Dutch Shell PLC, A, ADR	United Kingdom	1,951,748	130,669,529
	Schlumberger Ltd.	United States	250,000	21,352,500
	Spectra Energy Corp.	United States	600,000	21,780,000
	Total SA, B, ADR	France	932,900	47,764,480

				550,370,946

	Financials 2.7%
	Bank of America Corp.	United States	473,900	8,478,071
	Commonwealth Bank of Australia	Australia	374,700	26,203,980
	HSBC Holdings PLC	United Kingdom	1,841,457	17,468,518
	JPMorgan Chase & Co.	United States	735,100	46,002,558
	MetLife Inc.	United States	761,108	41,168,332
	Wells Fargo & Co.	United States	1,000,000	54,820,000

				194,141,459

	Health Care 4.8%
	Eli Lilly & Co.	United States	434,800	29,996,852
	Johnson & Johnson	United States	417,800	43,689,346
	Merck & Co. Inc.	United States	1,523,200	86,502,528
	Pfizer Inc.	United States	3,638,975	113,354,071
	Roche Holding AG	Switzerland	92,619	25,143,702
	Sanofi, ADR	France	868,292	39,602,798

				338,289,297

	Industrials 4.5%
	The Boeing Co.	United States	231,800	30,129,364
a	CEVA Holdings LLC	United Kingdom	13,012	10,084,502
	Deere & Co.	United States	224,200	19,834,974
	General Electric Co.	United States	4,656,200	117,662,174
	Lockheed Martin Corp.	United States	253,200	48,758,724
	Raytheon Co.	United States	150,000	16,225,500
	Republic Services Inc.	United States	527,300	21,223,825
	United Technologies Corp.	United States	75,000	8,625,000
	Waste Management Inc.	United States	928,200	47,635,224

				320,179,287

Annual Report	FI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Shares/Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology 3.4%
	Apple Inc.	United States	350,000	$38,633,000
	Cisco Systems Inc.	United States	1,400,000	38,941,000
a,b	First Data Holdings Inc., B	United States	4,929,600	20,984,469
	Intel Corp.	United States	1,500,000	54,435,000
	Microsoft Corp.	United States	687,500	31,934,375
	Texas Instruments Inc.	United States	924,800	49,444,432
	Xilinx Inc.	United States	183,400	7,939,386

				242,311,662

	Materials 7.7%
	Agrium Inc.	Canada	650,000	61,568,000
	Barrick Gold Corp.	Canada	1,000,000	10,750,000
	BASF SE	Germany	250,000	21,138,699
	BHP Billiton PLC	Australia	2,784,192	60,257,011
	The Dow Chemical Co.	United States	2,525,700	115,197,177
	E. I. du Pont de Nemours and Co.	United States	1,047,500	77,452,150
	Freeport-McMoRan Inc., B	United States	1,500,000	35,040,000
	Goldcorp Inc.	Canada	1,508,600	27,939,272
	LyondellBasell Industries NV, A	United States	500,000	39,695,000
	The Mosaic Co.	United States	300,000	13,695,000
	Rio Tinto PLC, ADR	United Kingdom	1,845,100	84,985,306

				547,717,615

	Telecommunication Services 2.1%
	AT&T Inc.	United States	1,621,000	54,449,390
	CenturyLink Inc.	United States	500,000	19,790,000
	Telstra Corp. Ltd.	Australia	3,446,331	16,799,158
	Verizon Communications Inc.	United States	1,123,892	52,575,668
	Vodafone Group PLC	United Kingdom	2,115,279	7,340,960

				150,955,176

	Utilities 13.0%
	AGL Resources Inc.	United States	290,732	15,847,801
	American Electric Power Co. Inc.	United States	400,000	24,288,000
	Dominion Resources Inc.	United States	700,000	53,830,000
	Duke Energy Corp.	United States	1,302,500	108,810,850
a,c	Dynegy Inc.	United States	1,250,000	37,937,500
a,c	Dynegy Inc., wts., 10/02/17	United States	242,666	977,944
	Entergy Corp.	United States	538,100	47,072,988
	Exelon Corp.	United States	2,877,200	106,686,576
	FirstEnergy Corp.	United States	845,900	32,981,641
d	HK Electric Investments & HK Electric Investments Ltd., 144A	Hong Kong	3,117,900	2,058,776
	NextEra Energy Inc.	United States	651,300	69,226,677
	PG&E Corp.	United States	1,935,300	103,035,372
	Pinnacle West Capital Corp.	United States	260,500	17,794,755
	PPL Corp.	United States	1,365,400	49,604,982
	Public Service Enterprise Group Inc.	United States	923,500	38,242,135
	Sempra Energy	United States	368,300	41,013,888
	The Southern Co.	United States	1,888,200	92,729,502
	TECO Energy Inc.	United States	1,253,700	25,688,313

FI-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Shares/Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
	Xcel Energy Inc.	United States	1,510,964	$54,273,827

				922,101,527

	Total Common Stocks and Other Equity Interests (Cost $2,892,681,102)			3,549,023,409

e	Equity-Linked Securities 2.7%
	Consumer Staples 0.3%
d	Citigroup Inc. into Whole Foods Market Inc., 7.00%, 144A	United States	485,000	21,611,309

	Energy 1.0%
d	Citigroup Inc. into Cabot Oil & Gas Corp., 6.00%, 144A	United States	696,000	20,889,883
d	Credit Suisse New York into Baker Hughes Inc., 6.00%, 144A	United States	200,000	10,862,620
d	JPMorgan Chase & Co. into Anadarko Petroleum Corp., 7.00%, 144A	United States	470,000	38,933,296

				70,685,799

	Financials 0.6%
d	The Goldman Sachs Group into Bank of America Corp., 6.00%, 144A	United States	2,150,000	38,714,190

	Information Technology 0.8%
d	Bank of America Corp. into Intel Corp., 6.50%, 144A	United States	1,045,000	38,106,970
d	Bank of America Corp. into Freescale Semiconductor Ltd., 7.00%, 144A	United States	950,000	21,726,690

				59,833,660

	Total Equity-Linked Securities (Cost $186,768,257)			190,844,958

	Convertible Preferred Stocks 3.7%
	Consumer Discretionary 0.2%
	Fiat Chrysler Automobiles NV, 7.875%, cvt. pfd.	United Kingdom	100,000	10,750,000

	Energy 0.2%
	Halcon Resources Corp., 5.75%, cvt. pfd., A	United States	10,000	3,258,750
	Sanchez Energy Corp., 6.50%, cvt. pfd., B	United States	200,000	6,836,000
	SandRidge Energy Inc., 7.00%, cvt. pfd.	United States	121,600	6,791,360

				16,886,110

	Financials 2.3%
	Bank of America Corp., 7.25%, cvt. pfd., L	United States	78,200	90,944,254
	FelCor Lodging Trust Inc., 7.80%, cvt. pfd., A	United States	167,325	4,273,480
a	FNMA, 5.375%, cvt. pfd.	United States	475	5,818,750
	Wells Fargo & Co., 7.50%, cvt. pfd., A	United States	53,000	64,262,235

				165,298,719

	Industrials 0.2%
a	CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	397	397,000
a	CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	14,711	11,400,948

				11,797,948

	Materials 0.4%
	Alcoa Inc., 5.375%, cvt. pfd.	United States	500,000	25,225,000
	ArcelorMittal, 6.00%, cvt. pfd.	Luxembourg	160,000	2,768,000

				27,993,000

Annual Report	FI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Shares/Warrants		Value
	Convertible Preferred Stocks (continued)
	Utilities 0.4%
	Dominion Resources Inc., 6.00%, cvt. pfd., B	United States	145,000		$8,717,400
	Dominion Resources Inc., 6.125%, cvt. pfd., A	United States	145,000		8,701,450
	Dominion Resources Inc., 6.375%, cvt. pfd., A	United States	162,000		8,425,620
	NextEra Energy Inc., 5.889%, cvt. pfd.	United States	83,100		5,562,714

					31,407,184

	Total Convertible Preferred Stocks (Cost $275,974,258)				264,132,961

	Preferred Stocks 0.2%
	Financials 0.2%
a	FHLMC, 8.375%, pfd., Z	United States	745,175		2,943,441
a	FNMA, 6.75%, pfd.	United States	406,950		1,216,781
a	FNMA, 7.625%, pfd., R	United States	694,650		2,354,864
a	FNMA, 8.25%, pfd.	United States	739,375		2,861,381
	Morgan Stanley, 6.375%, pfd., I	United States	350,000		8,858,500

	Total Preferred Stocks (Cost $73,403,750)				18,234,967

			Principal Amount*
	Convertible Bonds 0.9%
	Consumer Discretionary 0.5%
d	Volkswagen International Finance, cvt., sub. note, 144A, 5.50%, 11/09/15	Germany	25,000,000	EUR	33,647,225

	Energy 0.3%
d,f	American Energy-Permian Basin LLC, cvt., 144A, PIK, 8.00%, 5/01/22	United States	5,000,000		4,339,320
	Cobalt International Energy Inc., cvt., senior bond, 3.125%, 5/15/24	United States	25,000,000		16,890,625

					21,229,945

	Materials 0.1%
	Cemex SAB de CV, cvt., sub. note, 3.75%, 3/15/18	Mexico	5,690,000		6,932,241

	Total Convertible Bonds (Cost $67,008,977)				61,809,411

	Corporate Bonds 32.1%
	Consumer Discretionary 5.6%
d	1011778 BC ULC/New Red Finance Inc., secured note, second lien, 144A, 6.00%, 4/01/22	Canada	10,000,000		10,300,000
d	Academy Ltd./Finance Corp., senior note, 144A, 9.25%, 8/01/19	United States	5,300,000		5,591,500
d	Altice SA, senior secured note, 144A, 7.75%, 5/15/22	Luxembourg	3,000,000		3,011,250
	Cablevision Systems Corp., senior note, 7.75%, 4/15/18	United States	10,000,000		11,037,500
d	CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.,
	senior bond, 144A, 5.625%, 2/15/24	United States	1,600,000		1,612,000
	senior note, 144A, 5.25%, 2/15/22	United States	1,600,000		1,616,000
	CCO Holdings LLC/CCO Holdings Capital Corp.,
	senior bond, 5.25%, 9/30/22	United States	2,700,000		2,703,375
	senior note, 6.50%, 4/30/21	United States	15,000,000		15,806,250
	Chrysler Group LLC/CG Co-Issuer Inc., senior secured note,
	8.00%, 6/15/19	United States	25,000,000		26,406,250
	8.25%, 6/15/21	United States	15,400,000		17,132,500

FI-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Consumer Discretionary (continued)
	Clear Channel Worldwide Holdings Inc., senior sub. note, 7.625%, 3/15/20	United States	8,750,000	$9,253,125
	CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	15,400,000	17,074,750
g	Cumulus Media Holdings Inc., senior note, 7.75%, 5/01/19	United States	10,000,000	10,137,500
f	Dex Media Inc., senior sub. note, PIK, 14.00%, 1/29/17	United States	16,544,628	7,235,727
	DISH DBS Corp.,
	senior bond, 5.00%, 3/15/23	United States	15,000,000	14,550,000
	[d] senior note, 144A, 5.875%, 11/15/24	United States	8,300,000	8,362,250
	Dollar General Corp., senior bond, 3.25%, 4/15/23	United States	5,000,000	4,559,320
	The Goodyear Tire & Rubber Co., senior note,
	8.25%, 8/15/20	United States	4,900,000	5,218,500
	6.50%, 3/01/21	United States	12,600,000	13,419,000
	HD Supply Inc.,
	[d] first lien, 144A, 5.25%, 12/15/21	United States	6,000,000	6,120,000
	senior note, 7.50%, 7/15/20	United States	10,000,000	10,525,000
	iHeartCommunications Inc.,
	[f] senior note, PIK, 14.00%, 2/01/21	United States	13,465,320	10,933,611
	senior secured bond, first lien, 9.00%, 3/01/21	United States	24,100,000	23,708,375
	senior secured note, first lien, 9.00%, 12/15/19	United States	18,000,000	17,797,500
	[d] senior secured note, first lien, 144A, 9.00%, 9/15/22	United States	14,600,000	14,344,500
	KB Home,
	senior bond, 7.50%, 9/15/22	United States	6,500,000	6,922,500
	senior note, 7.25%, 6/15/18	United States	10,600,000	11,342,000
d	Laureate Education Inc., 144A, 9.25%, 9/01/19	United States	5,000,000	5,175,000
	MGM Resorts International, senior note,
	10.00%, 11/01/16	United States	10,000,000	11,175,000
	8.625%, 2/01/19	United States	3,700,000	4,213,375
	5.25%, 3/31/20	United States	5,000,000	4,975,000
	6.75%, 10/01/20	United States	5,500,000	5,788,750
d	Numericable Group SA, senior note, first lien, 144A, 6.00%, 5/15/22	France	10,000,000	10,056,500
	Shea Homes LP/Funding Corp., senior secured note, 8.625%, 5/15/19	United States	6,700,000	7,068,500
d	Sirius XM Radio Inc.,
	senior bond, 144A, 6.00%, 7/15/24	United States	14,600,000	15,001,500
	senior note, 144A, 5.75%, 8/01/21	United States	5,000,000	5,137,500
d	Univision Communications Inc., senior secured note, 144A,
	6.875%, 5/15/19	United States	15,000,000	15,656,250
	5.125%, 5/15/23	United States	10,000,000	10,150,000
d	Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	7,000,000	7,249,375
	Visant Corp., senior note, 10.00%, 10/01/17	United States	12,800,000	11,264,000

				399,631,033

	Consumer Staples 0.8%
d	Albertsons Holdings/Saturn Acquisition, senior note, 144A, 7.75%, 10/15/22	United States	5,000,000	5,150,000
	Alliance One International Inc., secured note, second lien, 9.875%, 7/15/21	United States	10,000,000	8,975,000
d	JBS USA LLC/Finance Inc., senior note, 144A,
	8.25%, 2/01/20	United States	10,000,000	10,575,000
	7.25%, 6/01/21	United States	17,400,000	18,009,000
	U.S. Foods Inc., 8.50%, 6/30/19	United States	10,000,000	10,610,000

				53,319,000

Annual Report	FI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Energy 7.2%
	Alpha Natural Resources Inc., senior note, 6.25%, 6/01/21	United States	2,500,000	$712,500
d	American Energy-Woodford LLC/Finance Corp., senior note, 144A, 9.00%, 9/15/22	United States	5,000,000	3,250,000
d	Antero Resources Corp., senior note, 144A, 5.125%, 12/01/22	United States	6,000,000	5,685,000
	Antero Resources Finance Corp., senior note, 5.375%, 11/01/21	United States	2,200,000	2,136,750
	Arch Coal Inc., senior note,
	[g] 7.00%, 6/15/19	United States	5,500,000	1,677,500
	7.25%, 6/15/21	United States	12,500,000	3,703,125
	Bill Barrett Corp., senior note,
	7.625%, 10/01/19	United States	4,000,000	3,660,000
	7.00%, 10/15/22	United States	10,000,000	8,100,000
	BreitBurn Energy Partners LP/BreitBurn Finance Corp., senior bond, 7.875%, 4/15/22	United States	10,000,000	7,775,000
d	California Resources Corp.,
	senior bond, 144A, 6.00%, 11/15/24	United States	5,500,000	4,675,000
	senior note, 144A, 5.50%, 9/15/21	United States	12,500,000	10,750,000
d	Calumet Specialty Products Partners LP/Calumet Finance Corp., senior note, 144A, 6.50%, 4/15/21	United States	5,000,000	4,487,500
	CGG SA, senior note, 6.50%, 6/01/21	France	11,100,000	8,491,500
	CHC Helicopter SA, senior secured note, first lien, 9.25%, 10/15/20	Canada	22,500,000	21,937,500
	Chesapeake Energy Corp., senior note, 5.375%, 6/15/21	United States	15,000,000	15,065,625
	Clayton Williams Energy Inc., senior note, 7.75%, 4/01/19	United States	1,500,000	1,282,500
	CONSOL Energy Inc., senior note,
	8.25%, 4/01/20	United States	1,800,000	1,874,250
	[d]144A, 5.875%, 4/15/22	United States	21,500,000	20,102,500
	Denbury Resources Inc.,
	senior note, 5.50%, 5/01/22	United States	17,000,000	15,640,000
	senior sub. note, 4.625%, 7/15/23	United States	5,000,000	4,362,500
	Energy XXI Gulf Coast Inc., senior note,
	9.25%, 12/15/17	United States	20,764,000	13,808,060
	[d] 144A, 6.875%, 3/15/24	United States	11,810,000	6,406,925
d	EnQuest PLC, senior note, 144A, 7.00%, 4/15/22	United Kingdom	15,000,000	9,215,625
	EP Energy LLC/Everest Acquisition Finance Inc., senior note, 9.375%, 5/01/20	United States	10,000,000	10,150,000
	EXCO Resources Inc., senior note, 7.50%, 9/15/18	United States	12,500,000	9,617,187
d	Gibson Energy Inc., senior note, 144A, 6.75%, 7/15/21	Canada	7,000,000	7,017,500
	Halcon Resources Corp., senior note,
	9.75%, 7/15/20	United States	12,500,000	9,437,500
	8.875%, 5/15/21	United States	3,500,000	2,651,250
	9.25%, 2/15/22	United States	5,800,000	4,306,500
d	Hercules Offshore Inc., senior note, 144A,
	10.25%, 4/01/19	United States	3,000,000	1,605,000
	8.75%, 7/15/21	United States	5,000,000	2,350,000
	6.75%, 4/01/22	United States	1,500,000	652,500
	Kinder Morgan Inc.,
	senior note, MTN, 7.75%, 1/15/32	United States	22,000,000	27,170,000
	[d]senior secured bond, first lien, 144A, 5.625%, 11/15/23	United States	9,800,000	10,508,148
	[d]senior secured note, 144A, 5.00%, 2/15/21	United States	2,400,000	2,500,087
	Linn Energy LLC/Finance Corp., senior note,
	6.25%, 11/01/19	United States	2,500,000	2,137,500
	8.625%, 4/15/20	United States	20,000,000	17,500,000

FI-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Energy (continued)
	Magnum Hunter Resources Corp., senior note, 9.75%, 5/15/20	United States	5,000,000	$3,975,000
	Midstates Petroleum Co. Inc./LLC, senior note,
	10.75%, 10/01/20	United States	5,000,000	2,700,000
	9.25%, 6/01/21	United States	7,500,000	3,825,000
d	NGPL PipeCo LLC, secured note, 144A, 7.119%, 12/15/17	United States	10,250,000	10,121,875
d	Niska Gas Storage Canada ULC/Finance Corp., senior note, 144A, 6.50%, 4/01/19	United States	11,500,000	8,711,250
d	Ocean Rig UDW Inc., senior note, 144A, 7.25%, 4/01/19	United States	7,500,000	5,301,563
	Offshore Group Investment Ltd., senior secured note, first lien, 7.50%, 11/01/19	United States	6,500,000	4,883,125
	Peabody Energy Corp., senior note, 6.25%, 11/15/21	United States	15,000,000	12,881,250
	Penn Virginia Corp., senior note, 8.50%, 5/01/20	United States	9,300,000	7,486,500
	Quicksilver Resources Inc., senior note, 9.125%, 8/15/19	United States	20,000,000	5,100,000
	Regency Energy Partners LP/Regency Energy Finance Corp., senior note, 5.875%, 3/01/22	United States	3,900,000	3,909,750
	Rex Energy Corp., senior note, 8.875%, 12/01/20	United States	5,000,000	4,500,000
d	Rice Energy Inc., senior note, 144A, 6.25%, 5/01/22	United States	7,831,000	7,321,985
	Sabine Pass Liquefaction LLC,
	first lien, 5.625%, 2/01/21	United States	15,100,000	14,911,250
	senior secured, first lien, 5.75%, 5/15/24	United States	9,900,000	9,763,875
	Sabine Pass LNG LP,
	first lien, 6.50%, 11/01/20	United States	10,000,000	10,150,000
	senior secured note, 7.50%, 11/30/16	United States	10,000,000	10,450,000
	Samson Investment Co., senior note, 9.75%, 2/15/20	United States	12,500,000	5,242,188
	Sanchez Energy Corp., senior note,
	7.75%, 6/15/21	United States	10,000,000	9,350,000
	[d]144A, 6.125%, 1/15/23	United States	13,000,000	10,952,500
	SandRidge Energy Inc., senior note,
	8.75%, 1/15/20	United States	20,000,000	13,800,000
	7.50%, 3/15/21	United States	15,000,000	9,675,000
	8.125%, 10/15/22	United States	10,000,000	6,350,000
	7.50%, 2/15/23	United States	6,600,000	4,257,000
	Stone Energy Corp., senior bond, 7.50%, 11/15/22	United States	15,000,000	12,975,000
	Transocean Inc., senior bond, 6.50%, 11/15/20	United States	5,000,000	4,747,460
	W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	40,500,000	26,932,500

				512,676,603

	Financials 3.3%
h	Bank of America Corp., junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	5,000,000	5,418,750
h	Citigroup Inc.,
	junior sub. bond, 5.35% to 5/15/23, FRN thereafter, Perpetual	United States	10,000,000	9,275,000
	junior sub. bond, 5.95% to 1/30/23, FRN thereafter, Perpetual	United States	4,500,000	4,438,125
	junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	16,800,000	16,590,000
	junior sub. note, 5.90% to 2/15/23, FRN thereafter, Perpetual	United States	12,500,000	12,250,000
	International Lease Finance Corp., senior note, 8.75%, 3/15/17	United States	15,000,000	16,650,000
d	Jefferies Finance LLC/JFIN Co-Issuer Corp., senior note, 144A, 7.50%, 4/15/21	United States	5,000,000	4,668,750
h	JPMorgan Chase & Co.,
	junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	3,200,000	3,176,000
	junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	10,000,000	9,834,370
	junior sub. note, I, 7.90% to 4/30/19, FRN thereafter, Perpetual	United States	85,000,000	91,910,500

Annual Report	FI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Financials (continued)
	Morgan Stanley, senior note, 5.50%, 1/26/20	United States	15,000,000	$16,895,760
	Nationstar Mortgage LLC/Nationstar Capital Corp., senior note, 9.625%, 5/01/19	United States	4,400,000	4,675,000
	Navient Corp., senior note, 6.125%, 3/25/24	United States	5,000,000	4,925,000
d	OneMain Financial Holdings Inc., senior note, 144A,
	6.75%, 12/15/19	United States	10,000,000	10,225,000
	7.25%, 12/15/21	United States	5,000,000	5,150,000
h	PNC Financial Services Group Inc., junior sub. note, 4.85% to 6/01/23, FRN thereafter, Perpetual	United States	8,000,000	7,570,664
h	Wells Fargo & Co., junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	7,900,000	7,979,000

				231,631,919

	Health Care 2.0%
	CHS/Community Health Systems Inc.,
	senior note, 6.875%, 2/01/22	United States	6,400,000	6,812,000
	senior secured note, 5.125%, 8/01/21	United States	2,600,000	2,710,500
	DaVita HealthCare Partners Inc., senior bond, 5.125%, 7/15/24	United States	5,000,000	5,109,375
	HCA Inc.,
	senior note, 7.50%, 2/15/22	United States	25,000,000	28,625,000
	senior note, 5.875%, 5/01/23	United States	7,500,000	7,921,875
	senior secured bond, first lien, 5.25%, 4/15/25	United States	5,000,000	5,231,250
	senior secured note, 6.50%, 2/15/20	United States	16,500,000	18,529,500
	senior secured note, first lien, 5.00%, 3/15/24	United States	10,400,000	10,712,000
d,f	Jaguar Holding Co. I, senior note, 144A, PIK, 9.375%, 10/15/17	United States	10,200,000	10,449,900
	Tenet Healthcare Corp., senior note,
	8.00%, 8/01/20	United States	10,426,000	11,025,495
	8.125%, 4/01/22	United States	22,500,000	25,200,000
	[d] 144A, 5.00%, 3/01/19	United States	3,400,000	3,412,750
d	Valeant Pharmaceuticals International Inc., senior note, 144A, 7.50%, 7/15/21	United States	7,700,000	8,344,875

				144,084,520

	Industrials 1.3%
d	Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	12,900,000	12,496,875
d	Abengoa Greenfield SA, senior note, 144A, 6.50%, 10/01/19	Spain	5,000,000	4,371,875
d	Algeco Scotsman Global Finance PLC,
	senior note, 144A, 10.75%, 10/15/19	United Kingdom	5,000,000	4,337,500
	senior secured note, first lien, 144A, 8.50%, 10/15/18	United Kingdom	9,900,000	9,621,563
d	Bombardier Inc., senior bond, 144A, 6.125%, 1/15/23	Canada	7,500,000	7,668,750
d	CEVA Group PLC, senior note, first lien, 144A, 4.00%, 5/01/18	United Kingdom	12,691,882	11,264,045
	Hertz Corp., senior note, 6.75%, 4/15/19	United States	9,500,000	9,832,500
	Navistar International Corp., senior note, 8.25%, 11/01/21	United States	16,300,000	16,137,000
d	Stena AB, senior bond, 144A, 7.00%, 2/01/24	Sweden	5,800,000	5,321,500
	TransDigm Inc.,
	senior sub. bond, 6.50%, 7/15/24	United States	2,700,000	2,727,000
	senior sub. note, 6.00%, 7/15/22	United States	2,700,000	2,706,750
	United Rentals North America Inc., senior sub. note, 8.375%, 9/15/20	United States	8,800,000	9,482,000

				95,967,358

	Information Technology 4.3%
d	BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	16,500,000	15,592,500

FI-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Information Technology (continued)
d,f	Boxer Parent Co. Inc., senior note, 144A, PIK, 9.00%, 10/15/19	United States	10,000,000		$8,550,000
	CDW LLC/Finance Corp., senior note, 8.50%, 4/01/19	United States	4,495,000		4,759,081
d,f	CommScope Holdings Co. Inc., senior note, 144A, PIK, 6.625%, 6/01/20	United States	11,200,000		11,592,000
	First Data Corp.,
	senior bond, 12.625%, 1/15/21	United States	80,000,000		95,200,000
	[d] senior secured bond, 144A, 8.25%, 1/15/21	United States	45,000,000		48,375,000
	[d,f] senior secured note, 144A, PIK, 8.75%, 1/15/22	United States	33,188,000		35,843,040
	Freescale Semiconductor Inc., senior note,
	8.05%, 2/01/20	United States	7,454,000		7,882,605
	10.75%, 8/01/20	United States	54,846,000		60,056,370
	Infor U.S. Inc., senior note, 9.375%, 4/01/19	United States	4,100,000		4,402,375
	NCR Corp., senior note, 5.00%, 7/15/22	United States	5,000,000		4,900,000
	Sterling International Inc., senior note, 11.00%, 10/01/19	United States	7,500,000		8,006,250

					305,159,221

	Materials 2.5%
	AngloGold Ashanti Holdings PLC, senior note, 8.50%, 7/30/20	South Africa	6,000,000		6,386,250
d	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., senior note, 144A,
	6.25%, 1/31/19	Luxembourg	2,800,000		2,744,000
	6.75%, 1/31/21	Luxembourg	3,000,000		2,968,125
d	Cemex Finance LLC, senior secured note, 144A,
	9.375%, 10/12/22	Mexico	7,100,000		7,952,000
	6.00%, 4/01/24	Mexico	14,700,000		14,231,438
d	Cemex SAB de CV, senior secured note, 144A,
	9.00%, 1/11/18	Mexico	5,581,000		5,839,121
	9.50%, 6/15/18	Mexico	12,000,000		13,200,000
d	Consolidated Minerals Ltd., senior secured note, 144A, 8.00%, 5/15/20	Jersey Islands	5,000,000		3,781,250
	Dynacast International LLC/Finance Inc., 9.25%, 7/15/19	United States	5,000,000		5,387,500
d	First Quantum Minerals Ltd., senior note, 144A,
	6.75%, 2/15/20	Canada	2,300,000		2,093,000
	7.00%, 2/15/21	Canada	2,300,000		2,081,500
d	FMG Resources (August 2006) Pty. Ltd., senior note, 144A,
	[g] 6.875%, 2/01/18	Australia	5,288,889		4,829,417
	8.25%, 11/01/19	Australia	15,000,000		13,706,250
	HudBay Minerals Inc., senior note, 9.50%, 10/01/20	Canada	10,000,000		9,750,000
d	Ineos Finance PLC, senior secured note, 144A, 8.375%, 2/15/19	Switzerland	5,100,000		5,431,500
d	Ineos Group Holdings SA, senior note, 144A, 5.75%, 2/15/19	Switzerland	5,700,000	EUR	6,672,847
d	Kerling PLC, senior secured note, 144A, 10.625%, 2/01/17	United Kingdom	9,400,000	EUR	11,563,547
	Reynolds Group Issuer Inc./LLC/SA,
	first lien, 5.75%, 10/15/20	United States	14,200,000		14,626,000
	senior note, 9.00%, 4/15/19	United States	5,000,000		5,200,000
	senior note, 9.875%, 8/15/19	United States	16,800,000		17,892,000
	senior note, 8.25%, 2/15/21	United States	5,200,000		5,356,000
	senior secured note, 6.875%, 2/15/21	United States	10,000,000		10,487,500
d	Walter Energy Inc., first lien, 144A, 9.50%, 10/15/19	United States	10,000,000		7,650,000

					179,829,245

	Telecommunication Services 3.5%
	CenturyLink Inc., senior bond, 6.75%, 12/01/23	United States	1,700,000		1,867,875

Annual Report	FI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Telecommunication Services (continued)
	Frontier Communications Corp., senior note,
	8.50%, 4/15/20	United States	12,900,000	$14,448,000
	9.25%, 7/01/21	United States	7,400,000	8,574,750
	7.125%, 1/15/23	United States	8,800,000	8,998,000
	Intelsat Jackson Holdings SA, senior bond, 5.50%, 8/01/23	Luxembourg	13,400,000	13,358,125
	Sprint Corp., senior bond,
	7.875%, 9/15/23	United States	37,500,000	37,207,500
	7.125%, 6/15/24	United States	8,200,000	7,667,000
	Sprint Nextel Corp.,
	11.50%, 11/15/21	United States	30,000,000	36,225,000
	senior note, 9.125%, 3/01/17	United States	13,300,000	14,662,585
	senior note, 7.00%, 8/15/20	United States	7,500,000	7,537,500
	[d] senior note, 144A, 9.00%, 11/15/18	United States	20,000,000	22,798,000
	T-Mobile USA Inc.,
	senior bond, 6.625%, 4/01/23	United States	15,000,000	15,435,000
	senior note, 6.542%, 4/28/20	United States	11,200,000	11,606,000
	senior note, 6.633%, 4/28/21	United States	5,000,000	5,150,000
	senior note, 6.731%, 4/28/22	United States	5,000,000	5,168,750
d	Telecom Italia SpA, senior note, 144A, 5.303%, 5/30/24	Italy	7,500,000	7,617,187
	Verizon Communications Inc.,
	senior bond, 6.55%, 9/15/43	United States	7,300,000	9,366,082
	senior note, 5.15%, 9/15/23	United States	6,900,000	7,624,597
d	Wind Acquisition Finance SA, senior note, 144A, 7.375%, 4/23/21	Italy	15,000,000	14,175,000

				249,486,951

	Utilities 1.6%
	Calpine Corp.,
	senior bond, 5.75%, 1/15/25	United States	10,000,000	10,137,500
	senior note, 5.375%, 1/15/23	United States	14,500,000	14,663,125
	[d] senior secured bond, first lien, 144A, 7.875%, 1/15/23	United States	3,936,000	4,359,120
d	Dynegy Finance I Inc./Dynegy Finance II Inc., senior note, 144A,
	6.75%, 11/01/19	United States	25,000,000	25,468,750
	7.375%, 11/01/22	United States	18,300,000	18,643,125
d	InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	25,000,000	23,875,000
d	NGL Energy Partners LP/NGL Energy Finance Corp., senior note, 144A, 6.875%, 10/15/21	United States	10,000,000	9,900,000
d	NRG Yield Operating LLC, senior bond, 144A, 5.375%, 8/15/24	United States	6,600,000	6,732,000

				113,778,620

	Total Corporate Bonds (Cost $2,300,715,254)			2,285,564,470

i,j	Senior Floating Rate Interests 2.4%
	Consumer Discretionary 0.9%
	iHeartCommunications Inc.,
	Tranche D Term Loan, 6.919%, 1/30/19	United States	50,864,664	48,051,237
	Tranche E Term Loan, 7.669%, 7/30/19	United States	13,142,769	12,633,486
	SuperMedia Inc., Exit Term Loan, 11.60%, 12/31/16	United States	753,341	605,969

				61,290,692

	Consumer Staples 0.2%
	U.S. Foods Inc., Term Loan, 4.50%, 3/31/19	United States	14,775,000	14,710,359

FI-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
i,j	Senior Floating Rate Interests (continued)
	Energy 0.5%
	Drillships Financing Holding Inc., Tranche B-1 Term Loan, 6.00%, 3/31/21	Marshall Islands	14,886,935	$11,872,331
	Fieldwood Energy LLC, Second Lien Loans, 8.375%, 9/30/20	United States	10,000,000	7,365,000
	Quicksilver Resources Inc., Second Lien Loans, 7.00%, 6/21/19	United States	25,000,000	19,000,000

				38,237,331

	Industrials 0.4%
	CEVA Group PLC, Pre-Funded L/C, 6.50%, 3/19/21	United States	5,418,719	5,091,905
	CEVA Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21	Netherlands	5,671,429	5,329,373
	CEVA Logistics Canada ULC, Canadian Term Loan, 6.50%, 3/19/21	Canada	977,833	918,858
	CEVA Logistics U.S. Holdings Inc., U.S. Term Loan, 6.50%, 3/19/21	United States	7,822,660	7,350,860
	Navistar Inc., Tranche B Term Loan, 5.75%, 8/17/17	United States	6,081,022	6,065,819

				24,756,815

	Information Technology 0.4%
	First Data Corp., 2018 New Dollar Term Loan, 3.667%, 3/24/18	United States	22,436,455	22,015,771
	SRA International Inc., Term Loan, 6.50%, 7/20/18	United States	7,469,520	7,478,857

				29,494,628

	Total Senior Floating Rate Interests (Cost $179,332,889)			168,489,825

			Shares
	Escrows and Litigation Trusts 0.0%†
a	Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	1,400,000	14,000
a,k	SuperMedia Inc., Litigation Trust	United States	3,472,135	—

	Total Escrows and Litigation Trusts (Cost $101,664)			14,000

	Total Investments before Short Term Investments (Cost $5,975,986,151)			6,538,114,001

			Principal Amount*
	Short Term Investments 5.4%
	U.S. Government and Agency Securities 4.3%
l	FHLB,
	1/02/15	United States	25,000,000	25,000,000
	1/14/15	United States	100,000,000	99,999,700
	1/21/15	United States	85,000,000	84,999,575
l	FNMA, 1/05/15	United States	49,186,000	49,185,951
l	U.S. Treasury Bill, 1/02/15	United States	50,000,000	50,000,000

	Total U.S. Government and Agency Securities (Cost $309,181,683)			309,185,226

	Total Investments before Money Market Funds and Repurchase Agreements (Cost $6,285,167,834)			6,847,299,227

Annual Report	FI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Repurchase Agreements (Cost $71,647,836) 1.0%
m	Joint Repurchase Agreement, 0.057%, 1/02/15 (Maturity Value $71,648,063)	United States	71,647,836	$71,647,836

	BNP Paribas Securities Corp. (Maturity Value $6,037,782)
	HSBC Securities (USA) Inc. (Maturity Value $49,912,190) Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $15,698,091)

Collateralized by U.S. Government Agency Securities, 0.000% - 1.50%, 1/20/15 - 10/09/19; U.S. Government Agency Securities, Strips, 6/01/17; and U.S. Treasury Notes, 1.625% - 4.50%, 11/15/15 - 11/30/20 (valued at $73,089,829)

			Shares
n	Investments from Cash Collateral Received for Loaned Securities (Cost $5,160,980) 0.1%
	Money Market Funds 0.1%
o	BNY Mellon Overnight Government Fund, 0.072%	United States	5,160,980	5,160,980

	Total Investments (Cost $6,361,976,650) 97.3%			6,924,108,043
	Other Assets, less Liabilities 2.7%			191,905,223

	Net Assets 100.0%			$7,116,013,266

See Abbreviations on page FI-32.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSee Note 8 regarding restricted securities.

cAt December 31, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2014, the aggregate value of these securities was $971,256,642, representing 13.65% of net assets.

eSee Note 1(d) regarding equity-linked securities.

fIncome may be received in additional securities and/or cash.

gA portion or all of the security is on loan at December 31, 2014. See Note 1(e).

hPerpetual security with no stated maturity date.

iSee Note 1(f) regarding senior floating rate interests.

jThe coupon rate shown represents the rate at period end.

kSecurity has been deemed illiquid because it may not be able to be sold within seven days.

lThe security is traded on a discount basis with no stated coupon rate.

mSee Note 1(c) regarding joint repurchase agreement.

nSee Note 1(e) regarding securities on loan.

oThe rate shown is the annualized seven-day yield at period end.

FI-20	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2014

Franklin Income VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$6,290,328,814
Cost - Repurchase agreements	71,647,836

Total cost of investments	$6,361,976,650

Value - Unaffiliated issuers	$6,852,460,207
Value - Repurchase agreements	71,647,836

Total value of investments (includes securities loaned in the amount of $4,938,811)	6,924,108,043
Cash	92,022,072
Receivables:
Investment securities sold	45,270,528
Capital shares sold	6,948,498
Dividends and interest	62,018,505
Other assets	631

Total assets	7,130,368,277

Liabilities:
Payables:
Investment securities purchased	255,575
Capital shares redeemed	2,544,886
Management fees	2,755,852
Distribution fees	2,791,938
Payable upon return of securities loaned	5,160,980
Accrued expenses and other liabilities	845,780

Total liabilities	14,355,011

Net assets, at value	$7,116,013,266

Net assets consist of:
Paid-in capital	$6,997,238,896
Undistributed net investment income	285,827,668
Net unrealized appreciation (depreciation)	561,891,661
Accumulated net realized gain (loss)	(728,944,959)

Net assets, at value	$7,116,013,266

Class 1:
Net assets, at value	$714,663,840

Shares outstanding	43,363,008

Net asset value and maximum offering price per share	$16.48

Class 2:
Net assets, at value	$6,022,804,327

Shares outstanding	376,432,254

Net asset value and maximum offering price per share	$16.00

Class 4:
Net assets, at value	$378,545,099

Shares outstanding	23,213,333

Net asset value and maximum offering price per share	$16.31

The accompanying notes are an integral part of these financial statements. | Annual Report	FI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2014

Franklin Income VIP Fund
Investment income:
Dividends	$153,911,805
Interest	197,524,636
Income from securities loaned	787,813

Total investment income	352,224,254

Expenses:
Management fees (Note 3a)	33,738,136
Distribution fees: (Note 3c)
Class 2	15,789,181
Class 4	1,392,360
Custodian fees (Note 4)	105,982
Reports to shareholders	832,683
Professional fees	159,687
Trustees’ fees and expenses	29,192
Other	129,449

Total expenses	52,176,670
Expense reductions (Note 4)	(1,565)

Net expenses	52,175,105

Net investment income	300,049,149

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	328,621,693
Foreign currency transactions	(745,927)

Net realized gain (loss)	327,875,766

Net change in unrealized appreciation (depreciation) on:
Investments	(288,316,303)
Translation of other assets and liabilities denominated in foreign currencies	(353,707)

Net change in unrealized appreciation (depreciation)	(288,670,010)

Net realized and unrealized gain (loss)	39,205,756

Net increase (decrease) in net assets resulting from operations	$339,254,905

FI-22	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Income VIP Fund
	Year Ended December 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$300,049,149	$352,220,004
Net realized gain (loss) from investments and foreign currency transactions	327,875,766	58,814,586
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(288,670,010)	532,304,482

Net increase (decrease) in net assets resulting from operations	339,254,905	943,339,072

Distributions to shareholders from:
Net investment income:
Class 1	(37,211,436)	(40,171,484)
Class 2	(314,580,044)	(401,855,498)
Class 4	(19,237,312)	(27,978,841)

Total distributions to shareholders	(371,028,792)	(470,005,823)

Capital share transactions: (Note 2)
Class 1	23,158,016	66,533,168
Class 2	(137,432,835)	(397,831,491)
Class 4	(18,639,257)	(65,127,276)

Total capital share transactions	(132,914,076)	(396,425,599)

Net increase (decrease) in net assets	(164,687,963)	76,907,650
Net assets:
Beginning of year	7,280,701,229	7,203,793,579

End of year	$7,116,013,266	$7,280,701,229

Undistributed net investment income included in net assets:
End of year	$285,827,668	$344,943,832

The accompanying notes are an integral part of these financial statements. | Annual Report	FI-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Income VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2014, Franklin Income Securities Fund was renamed Franklin Income VIP Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing NAV.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

c. Joint Repurchase Agreement (continued)

agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2014.

d. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

e. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial

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NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2014		2013
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	2,465,196	$42,146,383	4,144,696	$65,962,113
Shares issued in reinvestment of distributions	2,182,489	37,211,436	2,620,449	40,171,484
Shares redeemed	(3,341,982)	(56,199,803)	(2,480,546)	(39,600,429)

Net increase (decrease)	1,305,703	$23,158,016	4,284,599	$66,533,168

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

2. Shares of Beneficial Interest (continued)

	Year Ended December 31,
	2014		2013
	Shares	Amount	Shares	Amount

Class 2 Shares:
Shares sold	37,540,981	$619,277,066	35,402,352	$551,266,014
Shares issued in reinvestment of distributions	18,973,465	314,580,044	26,915,974	401,855,498
Shares redeemed	(65,224,564)	(1,071,289,945)	(87,475,715)	(1,350,953,003)

Net increase (decrease)	(8,710,118)	$(137,432,835)	(25,157,389)	$(397,831,491)

Class 4 Shares:
Shares sold	3,949,673	$66,366,931	3,337,474	$52,791,548
Shares issued on reinvestment of distributions	1,137,629	19,237,312	1,839,503	27,978,841
Shares redeemed	(6,186,364)	(104,243,500)	(9,346,237)	(145,897,665)

Net increase (decrease)	(1,099,062)	$(18,639,257)	(4,169,260)	$(65,127,276)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Invest-ments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

Under a subadvisory agreement, TIC, an affiliate of Advisers, provides subadvisory services to the Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund. Effective February 1, 2014, the subadvisory agreement was terminated.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2014, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2014, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2016	$50,251,090
2017	521,405,875
2018	157,561,044

Total capital loss carryforwards	$729,218,009

During the year ended December 31, 2014, the Fund utilized $314,699,036 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from ordinary income	$371,028,792	$470,005,823

At December 31, 2014, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$6,369,540,133

Unrealized appreciation	$1,072,574,189
Unrealized depreciation	(518,006,279)

Net unrealized appreciation (depreciation)	$554,567,910

Distributable earnings - undistributed ordinary income	$293,094,579

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums and equity-linked securities.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2014, aggregated $1,735,401,572 and $2,203,659,865, respectively.

7. Credit Risk

At December 31, 2014, the Fund had 32.50% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2014, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares	Issuer	Acquisition Date	Cost	Value
4,929,600	First Data Holdings Inc., B (Value is 0.29% of Net Assets)	6/26/14	$19,718,400	$20,984,469

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. The Borrowers expect to renew the Global Credit Facility for a total of $2 billion effective February 13, 2015, which matures on February 12, 2016.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments:[a]
Energy	$550,370,946	$13,627,360	$3,258,750		$567,257,056
Financials	371,856,395	5,818,750	—		377,675,145
Industrials	310,094,785	—	21,882,450		331,977,235
Information Technology	221,327,193	—	20,984,469		242,311,662
All Other Equity Investments[b]	2,312,170,239	—	—		2,312,170,239
Equity-Linked Securities	—	190,844,958	—		190,844,958
Convertible Bonds	—	61,809,411	—		61,809,411
Corporate Bonds	—	2,285,564,470	—		2,285,564,470
Senior Floating Rate Interests	—	168,489,825	—		168,489,825
Escrows and Litigation Trusts	—	—	14,000	[c]	14,000
Short Term Investments	50,000,000	335,994,042	—		385,994,042

Total Investments in Securities	$3,815,819,558	$3,062,148,816	$46,139,669		$6,924,108,043

aIncludes common, preferred, and convertible preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at December 31, 2014.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

11. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Annual Report	FI-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

Abbreviations

Currency		Selected Portfolio

EUR	Euro	ADR	American Depositary Receipt

		FHLB	Federal Home Loan Bank

		FHLMC	Federal Home Loan Mortgage Corp.

		FNMA	Federal National Mortgage Association

		FRN	Floating Rate Note

		L/C	Letter of Credit

		MTN	Medium Term Note

		PIK	Payment-In-Kind

FI-32	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Franklin Income VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Income VIP Fund (the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 13, 2015

Annual Report	FI-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Income VIP Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 28.06% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2014.

FI-34	Annual Report

Franklin Mutual Global Discovery VIP Fund

(Formerly, Mutual Global Discovery Securities Fund)

This annual report for Franklin Mutual Global Discovery VIP Fund covers the fiscal year ended December 31, 2014.

Class 4 Performance Summary as of December 31, 2014

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/14	1-Year	5-Year	10-Year
Average Annual Total Return	+5.60%	+10.59%	+8.89%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not have a 12b-1 fee expense. Since 2/29/08 (effective date), the average annual total return of Class 4 shares was +6.71%.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/05–12/31/14)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the MSCI World Index and the Standard & Poor’s® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	MGD-1

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

Fund Goal and Main Investments

Franklin Mutual Global Discovery VIP Fund seeks capital appreciation. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated, or may decline further in value. The Fund’s investments in foreign securities involve certain risks including currency fluctuations, and economic and political uncertainties. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s benchmark, the MSCI World Index, generated a +5.50% total return and the S&P 500 posted a +13.69% total return for the same period.1

Economic and Market Overview

The global economy grew moderately during the 12 months under review as U.S. economic growth expanded while growth rates in much of the rest of the world declined. As measured by the MSCI World Index, stocks in global developed markets advanced overall during the 12-month period amid a generally accommodative monetary policy environment and continued strength in corporate earnings.2 Oil prices declined sharply during the 12-month period, resulting from weak global demand growth and strong world supply, and gold prices ended lower amid benign global inflation and a strong U.S. dollar.

U.S. economic growth trends were generally encouraging during the period. Economic activity expanded for most of 2014, supported in some quarters by increased consumer spending, business investment and federal defense spending. The U.S. Federal Reserve Board (Fed) began reducing its large-scale bond purchases $10 billion a month in January and ended the buying program in October. But it continued its practice of maintaining holdings of longer term securities at sizable levels. The Fed believed underlying economic strength could support ongoing progress in labor market conditions. Toward period-end, the Fed stated that it could be patient with regard to raising interest rates and that the interest rate might not rise for at least a couple of meetings, possibly implying at least the first two meetings of 2015.

Outside the U.S., the U.K. economy grew relatively well, supported by the services and manufacturing sectors. In the eurozone, economic growth remained subdued, as concerns persisted about the potential negative impacts to growth from the crisis in Ukraine and China’s moderating growth rate. However, third-quarter economic growth, though meager, exceeded expectations, especially in the region’s major economies of Germany and France. In June, the European Central Bank (ECB) reduced its main interest rate and, for the first time, set a negative deposit rate; the ECB reduced both rates again in September. The ECB broadened its monetary easing stance by implementing an asset purchase program to prevent deflation and stimulate the economy. Toward period-end, the ECB cut its 2014 growth forecast for the eurozone and attributed the reduction to geopolitical risks dampening confidence and private investment.

Japan’s second- and third-quarter economic contractions indicated the economy was in a recession. However, private consumption and exports improved in the third quarter. In October, the Bank of Japan expanded its stimulus measures amid weak domestic demand and as substantially lower crude oil prices exerted further downward pressure on inflation. Toward period-end, Japan’s ruling coalition was reelected in early parliamentary elections and subsequently announced a fresh stimulus package aimed at reviving economic growth.

In several emerging markets, economic growth generally moderated. However, Brazil exited recession as government spending prior to a presidential election drove third-quarter economic growth. Emerging market equities, as measured by the MSCI Emerging Markets Index, fell for the 12-month period, amid headwinds such as soft domestic demand and weak exports in several countries.2 Falling crude oil prices and geopolitical tensions in certain regions, as well as concerns about the timing of

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Please see Index Descriptions following the Fund Summaries.

MGD-2	Annual Report

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

U.S. interest rate increases, also pressured emerging market equities. Many emerging market currencies depreciated against the U.S. dollar, leading central banks in several countries to raise interest rates in an effort to curb inflation and support their currencies. Several other central banks lowered interest rates to promote economic growth. After implementing monetary stimulus measures to support specific sectors, China’s central bank increased its efforts to bolster the economy by cutting its benchmark interest rates for the first time since July 2012. In contrast, Russia’s central bank raised its key interest rate sharply toward period-end to limit further devaluation of the Russian ruble and contain rising inflation.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on

*Weightings may be negative or may not total 100% due to rounding, use of any derivatives, unsettled trades or other factors.

announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

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FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Top 10 Sectors/Industries
Based on Equity Securities
12/31/14
% of Total Net Assets
Banks	17.1%
Insurance	7.9%
Oil, Gas & Consumable Fuels	7.7%
Pharmaceuticals	6.8%
Media	6.3%
Tobacco	5.2%
Software	4.9%
Food & Staples Retailing	3.7%
Health Care Equipment & Supplies	3.5%
Technology Hardware, Storage & Peripherals	2.8%

Manager’s Discussion

Many Fund holdings increased in value during the 12-month period. Top contributors included technology leader Apple, Teva Pharmaceutical Industries and software company Microsoft.

During the year Apple reported consistently good quarterly results, driven by its strong iPhone business. In addition, the company announced a trio of shareholder friendly actions. These included an enhanced share repurchase program of $90 billion, up from $60 billion, with the same end date of December 2015, an 8% increase in the dividend, and a seven-for-one stock split that went into effect in early June. In September, the company released its highly anticipated iPhone 6, which sold 10 million units in its first two days. The iPhone sales drove a strong fiscal fourth quarter via healthy sales volumes and a strong product mix that led to a higher average selling price for the period. In October, the company refreshed its product line-up ahead of the holiday season, including launches of the new iPad Air 2, iPad Mini 3, iMac with Retina Display and an updated Mac Mini. Apple also announced the commencement of support for Apple Pay, its mobile payment and digital wallet application.

The performance of Israel-based Teva Pharmaceutical Industries was largely driven by positive events related to the company’s most profitable drug, Copaxone, used to prevent the relapse of multiple sclerosis. In March, the U.S. Supreme Court agreed to hear Teva’s appeal (with oral arguments occurring in

October) to maintain a patent, which further delayed the entrance of generic competition. The delay provided Teva the opportunity to convert more U.S. patients to its new formulation and allowed it to potentially retain a higher portion of the franchise once generic alternatives entered the market. In December, Teva received more good news regarding Copaxone with the new formulation gaining European Union approval. Investors also reacted favorably to the January 2014 announcement of a new chief executive officer (CEO) as the market believed he could successfully carry on Teva’s cost-cutting restructuring program.

Microsoft shares rose as the company named a new CEO in February. We viewed the hiring of Microsoft insider Satya Nadella as positive given his technical background and track record of reaching beyond Microsoft and embracing other technologies. A good example of Nadella’s openness was the March announcement that the company’s Office productivity suite would be made available for the Apple iPad. Nadella also announced a restructuring plan in July. The restructuring was intended to simplify the company’s operations and align the recently acquired Nokia Devices and Services business with the overall strategy.

During the period under review, some of the Fund’s investments negatively affected performance. These included retailer Metro, offshore drilling company Transocean and energy exploration and production firm Apache.

Upheaval in Ukraine and Russia’s involvement disrupted Germany-based retailer Metro’s planned partial initial public offering (IPO) of its Russia cash-and-carry business. The IPO was important as it would have provided a benchmark valuation for this important Metro operation and allowed Metro to fund growth and further reduce debt with the capital raised. Instead, the company sought to raise cash by selling other non-core assets, such as the September sale of its stake in U.K.-based Booker and its operations in Vietnam. As of year-end, we believed the market assigned little value to Metro’s Russian operations, despite the fact that the business continued to perform well amid deteriorating economic conditions within Russia. In our view, Metro stock has material upside potential should the situation in Ukraine be resolved and conditions in Russia improve in a reasonable time frame.

Transocean is a Switzerland-headquartered company providing offshore contract drilling services. The offshore drilling market continued to be mired in a downturn with little clarity regarding the length and depth of the current cycle as oil prices plunged during the second half of 2014. Oil companies pushed back projects, leaving a number of new rigs without contracts and increasing

MGD-4	Annual Report

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

potential downtime between jobs for existing rigs. The growing fleet of uncontracted rigs at period-end portended, in our view, weak second-half results and a challenging start to 2015. On a positive note, the company started a Master Limited Partnership (MLP), Transocean Partners, which went public in September. The MLP may provide Transocean with a way to generate cash by selling (dropping down) assets into Transocean Partners while still controlling the operations of those assets.

Share prices of energy sector companies almost universally plunged during the second half of 2014, driven by a collapse in oil prices. The spot price of crude oil declined nearly 50% from its 2014 peak price in June. Apache was hit especially hard due to its current restructuring efforts. In early May, Apache took a significant step in its program of monetizing capital-intensive, long-lead-time assets, selling non-producing deepwater oil and gas projects in the Gulf of Mexico that were a drain on cash flow. However, during the second half of 2014, investors became concerned that Apache’s attempts to sell additional assets would be unsuccessful and failed asset sales would result in a weak balance sheet at a time of depressed commodity prices. In December, Apache sold its liquefied natural gas assets and some upstream Australian assets for $2.75 billion. In our view, the sales materially strengthened the company’s balance sheet and could result in reduced future capital requirements.

During the period, the Fund held currency forwards and futures to somewhat hedge the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive impact on the Fund’s performance during the period.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract, or a future, is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

Top 10 Equity Holdings
12/31/14
Company Sector/Industry, Country	% of Total Net Assets
Merck & Co. Inc. Pharmaceuticals, U.S.	2.6%
Microsoft Corp. Software, U.S.	2.5%
Medtronic Inc. Health Care Equipment & Supplies, U.S.	2.5%
Wells Fargo & Co. Banks, U.S.	2.3%
Royal Dutch Shell PLC, A Oil, Gas & Consumable Fuels, U.K.	2.1%
Apple Inc. Technology Hardware, Storage & Peripherals, U.S.	2.0%
Teva Pharmaceutical Industries Ltd., ADR Pharmaceuticals, Israel	2.0%
American International Group Inc. Insurance, U.S.	1.8%
A.P. Moeller-Maersk AS, B Marine, Denmark	1.8%
ACE Ltd. Insurance, U.S.	1.7%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Thank you for your participation in Franklin Mutual Global Discovery VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report	MGD-5

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value,

then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Fund-Level Expenses Incurred During Period* 7/1/14–12/31/14
Actual	$1,000	$ 985.60	$6.81
Hypothetical (5% return before expenses)	$1,000	$1,018.35	$6.92

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (1.36%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

MGD-6	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Mutual Global Discovery VIP Fund

	Year Ended December 31,
	2014		2013	2012	2011	2010
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$23.31		$20.55	$19.66	$21.16	$19.14

Income from investment operations[a]:

Net investment income[b]	0.68	[c]	0.46	0.43	0.52	0.38

Net realized and unrealized gains (losses)	0.76		5.03	2.21	(1.09)	1.94

Total from investment operations	1.44		5.49	2.64	(0.57)	2.32

Less distributions from:

Net investment income	(0.57)		(0.58)	(0.64)	(0.50)	(0.30)

Net realized gains	(1.57)		(2.15)	(1.11)	(0.43)	—

Total distributions	(2.14)		(2.73)	(1.75)	(0.93)	(0.30)

Net asset value, end of year	$22.61		$23.31	$20.55	$19.66	$21.16

Total return[d]	5.98%		27.95%	13.63%	(2.73)%	12.24%

Ratios to average net assets

Expenses[e]	1.00%	[f]	0.97% [f]	0.99%	0.97% [f]	1.00% [f]

Expenses incurred in connection with securities sold short	0.03%		—% [g]	—% [g]	—% [g]	0.02%

Net investment income	2.85%	[c]	2.13%	2.12%	2.34%	1.93%

Supplemental data

Net assets, end of year (000’s)	$2,313		$2,465	$1,136	$974	$84,213

Portfolio turnover rate	22.18%		15.58%	25.63%	26.17% [h]	49.31%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.34 per share received in the form of special dividends paid in connection with certain Fund’s holdings. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.40%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eIncludes dividend or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

fBenefit of expense reduction rounds to less than 0.01%.

gRounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Annual Report	MGD-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery VIP Fund (continued)

	Year Ended December 31,
	2014		2013	2012	2011	2010
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$22.84		$20.17	$19.30	$20.80	$18.81

Income from investment operations[a]:

Net investment income[b]	0.60	[c]	0.42	0.38	0.43	0.33

Net realized and unrealized gains (losses)	0.75		4.92	2.15	(1.04)	1.91

Total from investment operations	1.35		5.34	2.53	(0.61)	2.24

Less distributions from:

Net investment income	(0.51)		(0.52)	(0.55)	(0.46)	(0.25)

Net realized gains	(1.57)		(2.15)	(1.11)	(0.43)	—

Total distributions	(2.08)		(2.67)	(1.66)	(0.89)	(0.25)

Net asset value, end of year	$22.11		$22.84	$20.17	$19.30	$20.80

Total return[d]	5.71%		27.61%	13.36%	(2.96)%	11.96%

Ratios to average net assets

Expenses[e]	1.25%	[f]	1.22% [f]	1.24%	1.22% [f]	1.25% [f]

Expenses incurred in connection with securities sold short	0.03%		—% [g]	—% [g]	—% [g]	0.02%

Net investment income	2.60%	[c]	1.88%	1.87%	2.09%	1.68%

Supplemental data

Net assets, end of year (000’s)	$685,711		$684,780	$660,465	$712,161	$1,351,223

Portfolio turnover rate	22.18%		15.58%	25.63%	26.17% [h]	49.31%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.34 per share received in the form of special dividends paid in connection with certain Fund’s holdings. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.15%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eIncludes dividend or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

fBenefit of expense reduction rounds to less than 0.01%.

gRounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

MGD-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery VIP Fund (continued)

	Year Ended December 31,
	2014		2013	2012	2011	2010
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$23.10		$20.38	$19.50	$21.02	$19.02

Income from investment operations[a]:

Net investment income[b]	0.61	[c]	0.40	0.36	0.40	0.31

Net realized and unrealized gains (losses)	0.73		4.97	2.19	(1.05)	1.94

Total from investment operations	1.34		5.37	2.55	(0.65)	2.25

Less distributions from:

Net investment income	(0.48)		(0.50)	(0.56)	(0.44)	(0.25)

Net realized gains	(1.57)		(2.15)	(1.11)	(0.43)	—

Total distributions	(2.05)		(2.65)	(1.67)	(0.87)	(0.25)

Net asset value, end of year	$22.39		$23.10	$20.38	$19.50	$21.02

Total return[d]	5.60%		27.52%	13.27%	(3.08)%	11.87%

Ratios to average net assets

Expenses[e]	1.35%	[f]	1.32% [f]	1.34%	1.32% [f]	1.35% [f]

Expenses incurred in connection with securities sold short	0.03%		—% [g]	—% [g]	—% [g]	0.02%

Net investment income	2.50%	[c]	1.78%	1.77%	1.99%	1.58%

Supplemental data

Net assets, end of year (000’s)	$59,961		$70,354	$62,346	$66,695	$70,613

Portfolio turnover rate	22.18%		15.58%	25.63%	26.17% [h]	49.31%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.34 per share received in the form of special dividends paid in connection with certain Fund’s holdings. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.05%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eIncludes dividend or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

fBenefit of expense reduction rounds to less than 0.01%.

gRounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Annual Report	MGD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2014

Franklin Mutual Global Discovery VIP Fund
		Country	Shares/ Rights/Units	Value
	Common Stocks and Other Equity Interests 90.2%
	Aerospace & Defense 1.2%
a	B/E Aerospace Inc.	United States	65,840	$3,820,037
a	KLX Inc.	United States	32,920	1,357,950
	Safran SA	France	59,465	3,687,574

				8,865,561

	Auto Components 0.8%
	Cie Generale des Etablissements Michelin, B	France	30,800	2,805,162
a,b	International Automotive Components Group Brazil LLC	Brazil	424,073	40,109
a,b,c	International Automotive Components Group North America LLC	United States	4,052,916	3,068,787

				5,914,058

	Automobiles 1.4%
	General Motors Co.	United States	214,110	7,474,580
	Hyundai Motor Co.	South Korea	20,953	3,237,508

				10,712,088

	Banks 17.1%
	Barclays PLC	United Kingdom	2,052,511	7,790,171
	BNP Paribas SA	France	117,870	7,025,594
a	Capital Bank Financial Corp., A	United States	78,494	2,103,639
a,d	Capital Bank Financial Corp., B, 144A, non-voting	United States	269,922	7,233,910
	CIT Group Inc.	United States	108,462	5,187,737
	Citigroup Inc.	United States	229,050	12,393,895
	Citizens Financial Group Inc.	United States	90,486	2,249,482
a	Commerzbank AG	Germany	598,393	7,950,130
	HSBC Holdings PLC	United Kingdom	586,355	5,562,309
	Industrial and Commercial Bank of China Ltd., H	China	9,380,679	6,847,432
a	ING Groep NV, IDR	Netherlands	756,040	9,907,375
	JPMorgan Chase & Co.	United States	131,280	8,215,502
	KB Financial Group Inc.	South Korea	85,560	2,827,854
	PNC Financial Services Group Inc.	United States	112,821	10,292,660
a	Seacoast Banking Corp. of Florida	United States	398,000	5,472,500
	Societe Generale SA	France	118,614	5,021,868
	SunTrust Banks Inc.	United States	111,578	4,675,118
	Wells Fargo & Co.	United States	307,140	16,837,415

				127,594,591

	Beverages 1.3%
	Coca-Cola Enterprises Inc.	United States	19,931	881,349
	PepsiCo Inc.	United States	90,367	8,545,103

				9,426,452

	Capital Markets 0.6%
	Credit Suisse Group AG	Switzerland	171,112	4,316,525

	Communications Equipment 1.3%
	Cisco Systems Inc.	United States	359,180	9,990,592

	Consumer Finance 0.5%
a	Ally Financial Inc.	United States	151,600	3,580,792

	Diversified Consumer Services 0.1%
	Cengage Learning Holdings II LP	United States	22,762	512,145

MGD-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Shares/ Rights/Units	Value
	Common Stocks and Other Equity Interests (continued)
	Diversified Telecommunication Services 0.0%
a,e,f	Global Crossing Holdings Ltd., Contingent Distribution	United States	2,236,777	$—

	Energy Equipment & Services 1.5%
	Baker Hughes Inc.	United States	141,757	7,948,315
	Ensco PLC, A	United States	42,249	1,265,358
g	Transocean Ltd.	United States	120,473	2,208,270

				11,421,943

	Food & Staples Retailing 3.7%
	CVS Health Corp.	United States	46,236	4,452,989
	Empire Co. Ltd., A	Canada	72,193	5,447,191
	Metro AG	Germany	318,004	9,738,904
	Walgreens Boots Alliance Inc.	United States	102,904	7,841,285

				27,480,369

	Health Care Equipment & Supplies 3.5%
	Medtronic Inc.	United States	257,980	18,626,156
	Stryker Corp.	United States	83,662	7,891,836

				26,517,992

	Health Care Providers & Services 0.9%
	Cigna Corp.	United States	63,106	6,494,238

	Hotels, Restaurants & Leisure 1.4%
	Accor SA	France	233,913	10,568,517

	Independent Power & Renewable Electricity Producers 1.1%
	NRG Energy Inc.	United States	299,277	8,065,515

	Industrial Conglomerates 2.0%
	Jardine Strategic Holdings Ltd.	Hong Kong	371,698	12,712,072
	Koninklijke Philips NV	Netherlands	51,504	1,505,024
	Siemens AG	Germany	3,785	429,361

				14,646,457

	Insurance 7.9%
	ACE Ltd.	United States	112,290	12,899,875
a	Alleghany Corp.	United States	2,730	1,265,355
	The Allstate Corp.	United States	104,847	7,365,502
	American International Group Inc.	United States	243,553	13,641,404
	China Pacific Insurance (Group) Co. Ltd., H	China	998,479	5,041,360
	E-L Financial Corp. Ltd.	Canada	5,378	3,189,171
	MetLife Inc.	United States	63,096	3,412,863
a,b	Olympus Re Holdings Ltd.	United States	2,140	—
	PartnerRe Ltd.	United States	58,470	6,673,181
	PICC Property and Casualty Co. Ltd., H	China	180,838	351,696
	Zurich Insurance Group AG	Switzerland	17,558	5,504,756

				59,345,163

	IT Services 1.1%
	Xerox Corp.	United States	612,817	8,493,644

	Marine 1.8%
	A.P. Moeller-Maersk AS, B	Denmark	6,595	13,254,505

Annual Report	MGD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Shares/ Rights/Units	Value
	Common Stocks and Other Equity Interests (continued)
	Media 6.3%
	CBS Corp., B	United States	91,632	$5,070,915
	Comcast Corp., Special A	United States	48,623	2,798,983
a	DIRECTV	United States	111,180	9,639,306
	Reed Elsevier PLC	United Kingdom	229,978	3,943,134
	Time Warner Cable Inc.	United States	62,129	9,447,336
	Time Warner Inc.	United States	66,132	5,648,995
a	Tribune Media Co., A	United States	37,010	2,212,088
a	Tribune Media Co., B	United States	26,867	1,605,840
	Tribune Publishing Co.	United States	17,670	404,643
	Twenty-First Century Fox Inc., B	United States	170,160	6,277,202

				47,048,442

	Metals & Mining 2.0%
	Anglo American PLC	United Kingdom	151,808	2,840,660
	Freeport-McMoRan Inc., B	United States	135,280	3,160,141
a	ThyssenKrupp AG	Germany	344,296	8,856,877

				14,857,678

	Multiline Retail 0.4%
	Kohl’s Corp.	United States	55,561	3,391,443

	Oil, Gas & Consumable Fuels 7.7%
	Anadarko Petroleum Corp.	United States	41,180	3,397,350
	Apache Corp.	United States	149,500	9,369,165
	BG Group PLC	United Kingdom	224,778	3,030,626
	BP PLC	United Kingdom	1,028,014	6,585,722
	China Shenhua Energy Co. Ltd., H	China	2,009,534	5,934,824
	CONSOL Energy Inc.	United States	114,311	3,864,855
	Marathon Oil Corp.	United States	178,885	5,060,657
	Repsol SA	Spain	65,116	1,224,796
	Repsol SA (interim line)	Spain	1,915	36,020
a	Repsol SA, rts., 1/08/15	Spain	6	3
	Royal Dutch Shell PLC, A	United Kingdom	469,862	15,725,623
	Talisman Energy Inc.	Canada	428,960	3,358,757

				57,588,398

	Paper & Forest Products 0.2%
	NewPage Holdings Inc.	United States	19,416	1,762,002

	Personal Products 0.4%
	Avon Products Inc.	United States	311,441	2,924,431

	Pharmaceuticals 6.8%
	Eli Lilly & Co.	United States	122,317	8,438,650
a	Hospira Inc.	United States	44,053	2,698,246
	Merck & Co. Inc.	United States	346,558	19,681,029
	Novartis AG, ADR	Switzerland	60,628	5,617,791
	Teva Pharmaceutical Industries Ltd., ADR	Israel	257,877	14,830,506

				51,266,222

	Real Estate Management & Development 1.0%
f	Canary Wharf Group PLC	United Kingdom	487,324	4,108,670
	Dalian Wanda Commercial Properties Co. Ltd., H	China	482,100	3,068,325

				7,176,995

MGD-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Shares/ Rights/Units	Value
	Common Stocks and Other Equity Interests (continued)
	Road & Rail 0.3%
a	CAR Inc.	China	1,626,783	$2,190,318

	Semiconductors & Semiconductor Equipment 0.3%
a	SK Hynix Semiconductor Inc.	South Korea	53,632	2,341,398

	Software 4.9%
a	Check Point Software Technologies Ltd.	Israel	106,122	8,338,005
	Microsoft Corp.	United States	406,422	18,878,302
	Symantec Corp.	United States	364,800	9,358,944

				36,575,251

	Specialty Retail 1.0%
	Kingfisher PLC	United Kingdom	1,354,320	7,187,882

	Technology Hardware, Storage & Peripherals 2.8%
	Apple Inc.	United States	138,547	15,292,818
	Hewlett-Packard Co.	United States	146,350	5,873,025

				21,165,843

	Tobacco 5.2%
	Altria Group Inc.	United States	176,234	8,683,049
	British American Tobacco PLC	United Kingdom	220,778	12,044,433
	Lorillard Inc.	United States	197,019	12,400,376
	Philip Morris International Inc.	United States	75,124	6,118,850

				39,246,708

	Wireless Telecommunication Services 1.7%
	Vodafone Group PLC	United Kingdom	3,618,505	12,557,824

	Total Common Stocks and Other Equity Interests (Cost $499,445,334)			674,481,982

	Preferred Stocks 1.4%
	Automobiles 0.8%
	Volkswagen AG, pfd.	Germany	26,396	5,897,566

	Diversified Financial Services 0.6%
a,b	Hightower Holding LLC, pfd., A, Series 2	United States	2,172,000	5,052,941

	Total Preferred Stocks (Cost $10,942,486)			10,950,507

			Principal Amount*
	Corporate Bonds, Notes and Senior Floating Rate Interests 2.9%
d	Avaya Inc., senior note, 144A, 10.50%, 3/01/21	United States	609,000	523,740
h,i	Caesars Entertainment Operating Co. Inc., Senior Tranche, first lien, B7, 9.75%, 3/01/17	United States	1,176,090	1,043,192
h,i	Cengage Learning Acquisitions Inc., First Lien Exit Term Loan, 7.00%, 3/31/20	United States	146,890	145,605
	iHeartCommunications Inc.,
	senior secured note, first lien, 9.00%, 12/15/19	United States	5,184,000	5,125,680
	[h,i]Tranche B Term Loan, 3.819%, 1/29/16	United States	49,521	49,010
	[h,i]Tranche C Term Loan, 3.819%, 1/29/16	United States	7,331	7,249
	[h,i]Tranche D Term Loan, 6.919%, 1/30/19	United States	6,889,154	6,508,101
	[h,i]Tranche E Term Loan, 7.669%, 7/30/19	United States	2,213,881	2,128,093

Annual Report	MGD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds, Notes and Senior Floating Rate Interests (continued)
h,i	JC Penney Corp. Inc., Term Loan, 6.00%, 5/22/18	United States	722,990	$712,597
d	NGPL PipeCo LLC,
	secured note, 144A, 7.119%, 12/15/17	United States	1,086,000	1,072,425
	[g]senior secured note, 144A, 9.625%, 6/01/19	United States	2,369,000	2,386,767
	Walter Energy Inc.,
	[h,i]B, Term Loan, 7.25%, 4/01/18	United States	1,651,867	1,285,359
	[d]first lien, 144A, 9.50%, 10/15/19	United States	966,000	738,990
	[d,g,j]second lien, 144A, PIK, 11.50%, 4/01/20	United States	778,000	256,778

	Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $22,071,131)			21,983,586

	Corporate Notes and Senior Floating Rate Interests in Reorganization 1.1%
b,k	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	595	—
h,i,k	Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, 4.648%, 10/10/17	United States	5,912,264	3,828,191
d,k	Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, 144A, 11.50%, 10/01/20	United States	5,895,000	4,200,187

	Total Corporate Notes and Senior Floating Rate Interests in Reorganization (Cost $10,546,425)			8,028,378

			Shares
	Companies in Liquidation 0.6%
a	Adelphia Recovery Trust	United States	5,379,562	12,911
a,e	Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	386,774	3,868
a,e,f	Century Communications Corp., Contingent Distribution	United States	1,074,000	—
a,b	FIM Coinvestor Holdings I, LLC	United States	2,077,368	—
a,l	Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	17,348,669	4,337,167
a,e,f	NewPage Corp., Litigation Trust, Contingent Distribution	United States	4,854,000	—
a,e,f	Tribune Media Litigation Trust, Contingent Distribution	United States	56,883	—

	Total Companies in Liquidation (Cost $5,290,112)			4,353,946

			Principal Amount*
	Municipal Bonds (Cost $2,111,088) 0.3%
	Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	2,261,000	1,975,549

	Total Investments before Short Term Investments (Cost $550,406,576)			721,773,948

MGD-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Principal Amount*	Value
	Short Term Investments 2.8%
	U.S. Government and Agency Securities 2.5%
m	FHLB, 1/02/15	United States	1,400,000	$1,400,000
m,n	U.S. Treasury Bills, 1/02/15 - 5/14/15	United States	17,350,000	17,349,370

	Total U.S. Government and Agency Securities (Cost $18,748,604)			18,749,370

	Total Investments before Money Market Funds (Cost $569,155,180)			740,523,318

			Shares
o	Investments from Cash Collateral Received for Loaned Securities (Cost $1,964,154) 0.3%
	Money Market Funds 0.3%
p	BNY Mellon Overnight Government Fund, 0.072%	United States	1,964,154	1,964,154

	Total Investments (Cost $571,119,334) 99.3%			742,487,472
	Securities Sold Short (0.6)%			(4,854,863)
	Other Assets, less Liabilities 1.3%			10,353,046

	Net Assets 100.0%			$747,985,655

q	Securities Sold Short (Proceeds $5,054,971) (0.6)%
	Common Stocks (0.6)%
	Diversified Telecommunication Services (0.6)%
	AT&T Inc.	United States	144,533	$(4,854,863)

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 8 regarding restricted securities.

cAt December 31, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2014, the aggregate value of these securities was $16,412,797, representing 2.19% of net assets.

eContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

fSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2014, the aggregate value of these securities was $4,108,670, representing 0.55% of net assets.

gA portion or all of the security is on loan at December 31, 2014. See Note 1(f).

hSee Note 1(g) regarding senior floating rate interests.

iThe coupon rate shown represents the rate at period end.

jIncome may be received in additional securities and/or cash.

kSee Note 7 regarding credit risk and defaulted securities.

lBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.

mThe security is traded on a discount basis with no stated coupon rate.

nSecurity or a portion of the security has been pledged as collateral for securities sold short and open futures contracts. At December 31, 2014, the aggregate value of these securities and/or cash pledged as collateral was $8,548,878, representing 1.14% of net assets.

oSee Note 1(f) regarding securities on loan.

pThe rate shown is the annualized seven-day yield at period end.

qSee Note 1(e) regarding securities sold short.

Annual Report	MGD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

At December 31, 2014, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Currency Contracts
CHF/USD	Short	2	$251,850	3/16/15	$5,869	$—
EUR/USD	Short	244	36,926,350	3/16/15	889,557	—
GBP/USD	Short	212	20,630,250	3/16/15	119,799	—

Net unrealized appreciation (depreciation)					$1,015,225

At December 31, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	BOFA	Buy	62,119	$77,835	1/20/15	$—	$(2,654)
Euro	BOFA	Sell	234,863	310,282	1/20/15	26,035	—
Euro	BONY	Buy	224,335	279,180	1/20/15	—	(7,675)
Euro	DBAB	Buy	366,036	455,962	1/20/15	—	(12,961)
Euro	DBAB	Sell	420,141	557,159	1/20/15	48,675	—
Euro	FBCO	Buy	280,569	349,638	1/20/15	—	(10,075)
Euro	FBCO	Sell	131,344	174,977	1/20/15	16,015	—
Euro	HSBC	Buy	352,533	438,561	1/20/15	—	(11,902)
Euro	HSBC	Sell	611,754	816,909	1/20/15	76,522	—
Euro	SCBT	Sell	239,523	316,561	1/20/15	26,674	—
Euro	SSBT	Buy	374,550	466,580	1/20/15	—	(13,274)
Euro	SSBT	Sell	134,992	178,390	1/20/15	15,013	—
British Pound	BOFA	Buy	1,520,270	2,480,687	1/21/15	—	(111,442)
British Pound	BZWS	Buy	1,586,023	2,557,212	1/21/15	—	(85,494)
British Pound	DBAB	Sell	3,447,464	5,879,317	1/21/15	506,661	—
British Pound	FBCO	Buy	568,431	928,038	1/21/15	—	(42,174)
British Pound	FBCO	Sell	72,578	117,656	1/21/15	4,548	—
British Pound	HSBC	Buy	96,469	162,092	1/21/15	—	(11,751)
British Pound	HSBC	Sell	2,424,144	4,135,590	1/21/15	357,714	—
British Pound	SCBT	Sell	124,777	202,231	1/21/15	7,774	—
British Pound	SSBT	Buy	295,457	495,080	1/21/15	—	(34,630)
British Pound	SSBT	Sell	3,197,314	5,457,176	1/21/15	474,363	—
South Korean Won	BOFA	Sell	2,704,847,671	2,578,029	2/12/15	115,027	(4,647)
South Korean Won	BONY	Sell	140,593,045	136,229	2/12/15	7,965	—
South Korean Won	FBCO	Buy	68,366,719	62,550	2/12/15	—	(178)
South Korean Won	FBCO	Sell	2,399,126,376	2,307,949	2/12/15	120,929	(1,718)
South Korean Won	HSBC	Buy	1,244,472,266	1,131,505	2/12/15	7,588	(3,753)
South Korean Won	HSBC	Sell	5,263,250,893	5,024,736	2/12/15	225,181	(2,141)
Swiss Franc	BOFA	Buy	148,821	153,643	2/12/15	—	(3,842)
Swiss Franc	BOFA	Sell	1,765,381	1,952,448	2/12/15	175,439	—
Swiss Franc	DBAB	Buy	223,217	231,427	2/12/15	—	(6,739)
Swiss Franc	DBAB	Sell	80,450	87,164	2/12/15	6,184	—
Swiss Franc	FBCO	Buy	253,437	263,769	2/12/15	—	(8,663)
Swiss Franc	FBCO	Sell	70,617	74,996	2/12/15	3,913	—
Swiss Franc	HSBC	Buy	8,608	8,899	2/12/15	—	(234)
Swiss Franc	HSBC	Sell	21,773	22,134	2/12/15	218	—
Swiss Franc	SSBT	Buy	299,201	309,853	2/12/15	—	(8,682)
Swiss Franc	SSBT	Sell	10,234	10,646	2/12/15	344	—
British Pound	BOFA	Buy	2,242,999	3,611,418	2/19/15	—	(116,628)
British Pound	BOFA	Sell	2,747,190	4,536,866	2/19/15	256,503	—
British Pound	BONY	Buy	200,600	320,694	2/19/15	—	(8,142)
British Pound	BZWS	Buy	53,437	84,876	2/19/15	—	(1,616)

MGD-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
British Pound	DBAB	Buy	403,461	$642,442	2/19/15	$—	$(13,814)
British Pound	DBAB	Sell	49,695	77,854	2/19/15	425	—
British Pound	FBCO	Buy	687,340	1,100,241	2/19/15	—	(29,305)
British Pound	FBCO	Sell	2,543,161	4,200,763	2/19/15	238,295	—
British Pound	HSBC	Buy	535,887	858,134	2/19/15	—	(23,176)
British Pound	HSBC	Sell	808,794	1,289,975	2/19/15	29,804	—
British Pound	SCBT	Buy	35,672	57,750	2/19/15	—	(2,170)
British Pound	SCBT	Sell	154,166	249,172	2/19/15	8,967	—
British Pound	SSBT	Buy	644,899	1,028,030	2/19/15	—	(23,220)
British Pound	SSBT	Sell	2,411,323	3,985,602	2/19/15	228,549	—
Euro	BOFA	Sell	1,448,155	1,886,745	2/27/15	133,539	—
Euro	BONY	Sell	246,309	323,114	2/27/15	24,921	—
Euro	DBAB	Sell	1,344,910	1,761,553	2/27/15	133,342	—
Euro	FBCO	Sell	1,082,837	1,403,679	2/27/15	92,745	—
Euro	HSBC	Sell	476,710	625,431	2/27/15	48,303	—
Euro	SCBT	Sell	423,935	554,215	2/27/15	40,980	—
Euro	SSBT	Sell	251,052	327,397	2/27/15	23,462	—
Canadian Dollar	BONY	Buy	87,566	78,286	3/18/15	—	(3,008)
Canadian Dollar	BONY	Sell	238,611	212,290	3/18/15	7,163	—
Canadian Dollar	DBAB	Sell	564,421	490,510	3/18/15	5,291	—
Canadian Dollar	SCBT	Buy	84,071	74,859	3/18/15	—	(2,586)
Canadian Dollar	SCBT	Sell	9,326,591	8,474,105	3/18/15	456,275	—
Canadian Dollar	SSBT	Buy	68,388	60,531	3/18/15	—	(1,740)
Euro	BOFA	Sell	1,853,806	2,334,324	4/16/15	88,993	—
Euro	BONY	Sell	260,030	325,987	4/16/15	11,039	—
Euro	BZWS	Sell	224,315	282,695	4/16/15	11,004	—
Euro	DBAB	Sell	3,217,304	4,057,911	4/16/15	161,111	—
Euro	FBCO	Sell	2,317,230	2,914,338	4/16/15	107,708	—
Euro	HSBC	Sell	817,942	1,031,235	4/16/15	40,543	—
Euro	SCBT	Sell	130,014	162,953	4/16/15	5,480	—
Euro	SSBT	Sell	721,586	911,350	4/16/15	37,365	—
British Pound	BOFA	Sell	121,809	190,277	4/22/15	590	—
British Pound	HSBC	Sell	2,791,917	4,488,901	4/22/15	141,170	—
British Pound	SCBT	Sell	2,974,595	4,792,073	4/22/15	159,866	—
Euro	BOFA	Sell	3,706,940	4,626,789	5/18/15	135,397	—
Euro	BONY	Sell	52,730	64,278	5/18/15	389	—
Euro	DBAB	Sell	4,342,380	5,408,048	5/18/15	146,745	—
Euro	FBCO	Sell	3,823,872	4,773,759	5/18/15	140,689	—
Euro	HSBC	Sell	830,837	1,028,865	5/18/15	22,209	—
Euro	SSBT	Sell	429,704	537,163	5/18/15	16,525	—
British Pound	BOFA	Buy	132,595	206,881	5/21/15	—	(444)
British Pound	BOFA	Sell	2,235,735	3,498,925	5/21/15	18,121	—
British Pound	FBCO	Buy	52,495	81,720	5/21/15	9	—
British Pound	FBCO	Sell	1,610,500	2,518,499	5/21/15	11,121	—
British Pound	HSBC	Buy	221,130	345,726	5/21/15	—	(1,449)
British Pound	SSBT	Sell	2,951,169	4,615,628	5/21/15	20,966	—

Unrealized appreciation (depreciation)						5,228,386	(611,927)

Net unrealized appreciation (depreciation)						$4,616,459

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page MGD-34.

The accompanying notes are an integral part of these financial statements. | Annual Report	MGD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2014

Franklin Mutual Global Discovery VIP Fund
Assets:
Investments in securities:
Cost	$571,119,334

Value (includes securities loaned in the amount of $1,883,779)	$742,487,472
Restricted cash (Note 1d)	1,470,000
Foreign currency, at value (cost $1,693,476)	1,696,266
Receivables:
Investment securities sold	1,279,306
Capital shares sold	186,830
Dividends and interest	1,277,848
Due from brokers	5,039,024
Variation margin	139,773
Unrealized appreciation on forward exchange contracts	5,228,386
Other assets	157,539

Total assets	758,962,444

Liabilities:
Payables:
Capital shares redeemed	790,652
Management fees	596,370
Distribution fees	322,383
Funds advanced by custodian	179,484
Securities sold short, at value (proceeds $5,054,971)	4,854,863
Payable upon return of securities loaned	1,964,154
Due to brokers	1,470,000
Unrealized depreciation on forward exchange contracts	611,927
Accrued expenses and other liabilities	186,956

Total liabilities	10,976,789

Net assets, at value	$747,985,655

Net assets consist of:
Paid-in capital	$518,684,359
Undistributed net investment income	20,534,780
Net unrealized appreciation (depreciation)	177,193,054
Accumulated net realized gain (loss)	31,573,462

Net assets, at value	$747,985,655

MGD-18	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2014

Franklin Mutual Global Discovery VIP Fund

Class 1:
Net assets, at value	$2,313,327

Shares outstanding	102,295

Net asset value and maximum offering price per share	$22.61

Class 2:
Net assets, at value	$685,711,407

Shares outstanding	31,008,286

Net asset value and maximum offering price per share	$22.11

Class 4:
Net assets, at value	$59,960,921

Shares outstanding	2,678,081

Net asset value and maximum offering price per share	$22.39

The accompanying notes are an integral part of these financial statements. | Annual Report	MGD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2014

Franklin Mutual Global Discovery VIP Fund
Investment income:
Dividends	$26,521,952
Interest	2,813,187
Income from securities loaned	11,936

Total investment income	29,347,075

Expenses:
Management fees (Note 3a)	6,791,117
Administrative fees (Note 3b)	337,573
Distribution fees: (Note 3c)
Class 2	1,732,870
Class 4	231,562
Custodian fees (Note 4)	40,192
Reports to shareholders	146,506
Professional fees	69,104
Trustees’ fees and expenses	3,002
Dividends on securities sold short	212,421
Other	27,793

Total expenses	9,592,140
Expense reductions (Note 4)	(76)

Net expenses	9,592,064

Net investment income	19,755,011

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	30,316,298
Foreign currency transactions	(1,786,136)
Futures contracts	4,996,648
Securities sold short	(392,405)

Net realized gain (loss)	33,134,405

Net change in unrealized appreciation (depreciation) on:
Investments	(20,882,091)
Translation of other assets and liabilities denominated in foreign currencies	10,228,317

Net change in unrealized appreciation (depreciation)	(10,653,774)

Net realized and unrealized gain (loss)	22,480,631

Net increase (decrease) in net assets resulting from operations	$42,235,642

MGD-20	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Mutual Global Discovery VIP Fund
	Year Ended December 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$19,755,011	$14,042,917
Net realized gain (loss) from investments, written options, foreign currency transactions, futures contracts and securities sold short	33,134,405	51,438,971
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(10,653,774)	116,840,987

Net increase (decrease) in net assets resulting from operations	42,235,642	182,322,875

Distributions to shareholders from:
Net investment income:
Class 1	(43,196)	(52,604)
Class 2	(14,775,740)	(14,417,027)
Class 4	(1,243,714)	(1,382,402)
Net realized gains:
Class 1	(119,891)	(195,304)
Class 2	(45,727,518)	(59,917,989)
Class 4	(4,102,276)	(5,990,316)

Total distributions to shareholders	(66,012,335)	(81,955,642)

Capital share transactions: (Note 2)
Class 1	(105,551)	1,149,200
Class 2	23,195,730	(67,039,527)
Class 4	(8,926,689)	(825,524)

Total capital share transactions	14,163,490	(66,715,851)

Net increase (decrease) in net assets	(9,613,203)	33,651,382
Net assets:
Beginning of year	757,598,858	723,947,476

End of year	$747,985,655	$757,598,858

Undistributed net investment income included in net assets:
End of year	$20,534,780	$15,025,568

The accompanying notes are an integral part of these financial statements. | Annual Report	MGD-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Mutual Global Discovery VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Global Discovery VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2014, 60.55% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2014, Mutual Global Discovery Securities Fund was renamed Franklin Mutual Global Discovery VIP Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing NAV.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily

MGD-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the

Annual Report	MGD-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c. Derivative Financial Instruments (continued)

amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2014, the Fund had OTC derivatives in a net liability position of $76,106.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund for OTC derivatives, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

At December 31, 2014, the Fund received $2,137,141 in a Federal Republic of Germany Note and U.S. Treasury Notes.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 9 regarding investment transactions and other derivative information, respectively.

d. Restricted Cash

At December 31, 2014, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

MGD-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

f. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated in the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the

London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of any payment and accordingly, no amounts are reflected in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

Annual Report	MGD-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2014		2013
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	31,917	$725,026	44,760	$1,035,207
Shares issued in reinvestment of distributions	7,051	163,086	11,601	247,908
Shares redeemed	(42,408)	(993,663)	(5,936)	(133,915)

Net increase (decrease)	(3,440)	$(105,551)	50,425	$1,149,200

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

	Year Ended December 31,
	2014		2013
	Shares	Amount	Shares	Amount

Class 2 Shares:
Shares sold	4,023,757	$92,853,300	4,182,129	$92,856,510
Shares issued in reinvestment of distributions	2,672,405	60,503,258	3,546,518	74,335,016
Shares redeemed	(5,665,511)	(130,160,828)	(10,488,139)	(234,231,053)

Net increase (decrease)	1,030,651	$23,195,730	(2,759,492)	$(67,039,527)

Class 4 Shares:
Shares sold	84,657	$1,961,531	372,331	$8,412,949
Shares issued on reinvestment of distributions	233,144	5,345,990	347,770	7,372,718
Shares redeemed	(685,719)	(16,234,210)	(733,968)	(16,611,191)

Net increase (decrease)	(367,918)	$(8,926,689)	(13,867)	$(825,524)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $200 million
0.935%	Over $200 million, up to and including $700 million
0.900%	Over $700 million, up to and including $1.2 billion
0.875%	Over $1.2 billion, up to and including $4 billion
0.845%	Over $4 billion, up to and including $7 billion
0.825%	Over $7 billion, up to and including $10 billion
0.805%	In excess of $10 billion

Effective May 1, 2014, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2014, the Fund paid fees to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $4 billion
0.770%	Over $4 billion, up to and including $7 billion
0.750%	Over $7 billion, up to and including $10 billion
0.730%	In excess of $10 billion

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

3. Transactions With Affiliates (continued)

b. Administrative Fees

Effective May 1, 2014, under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Prior to May 1, 2014, the Fund paid fees to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2014, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$23,269,495	$18,220,656
Long term capital gain	42,742,840	63,734,986

	$66,012,335	$81,955,642

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

At December 31, 2014, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$570,998,758

Unrealized appreciation	$208,450,604
Unrealized depreciation	(36,961,890)

Net unrealized appreciation (depreciation)	$171,488,714

Undistributed ordinary income	$20,300,159
Undistributed long term capital gains	41,340,807

Distributable earnings	$61,640,966

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, tax straddles and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2014, aggregated $162,450,101 and $184,449,486, respectively.

Transactions in options written during the year ended December 31, 2014, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2013	—	$—
Options written	40	19,962
Options expired	—	—
Options exercised	(40)	(19,962)
Options closed	—	—

Options outstanding at December 31, 2014	—	$—

See Notes 1(c) and 9 regarding derivative financial instruments and other derivative information, respectively.

7. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2014, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $8,028,378, representing 1.07% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

8. Restricted Securities (continued)

may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2014, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount/ Shares/Units	Issuer	Acquisition Dates	Cost	Value
595	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$595	$—
2,077,368	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
2,172,000	Hightower Holding LLC, pfd., A, Series 2	6/10/10 - 5/10/12	5,430,000	5,052,941
424,073	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	281,629	40,109
4,052,916	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	3,247,714	3,068,787
2,140	Olympus Re Holdings Ltd.	12/19/01	199,920	—

	Total Restricted Securities (Value is 1.09% of Net Assets)		$9,159,858	$8,161,837

9. Other Derivative Information

At December 31, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts / Net assets consist of - net unrealized appreciation (depreciation)	$6,243,611	[a]	Unrealized depreciation on forward exchange contracts	$611,927

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2014, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions and futures contracts / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$3,281,768	$10,271,228

For the year ended December 31, 2014, the average month end fair value of derivatives represented 0.58% of average month end net assets. The average month end number of open derivative contracts for the year was 219.

See Notes 1(c) and 6 regarding derivative financial instruments and investment transactions, respectively.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

10. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2014, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
The Bankshares Inc. (Value is 0.00% of Net Assets)	800,000	—	(800,000)[a]	—	$—	$—	$—

a Gross reduction was the result of a corporate action.

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. The Borrowers expect to renew the Global Credit Facility for a total of $2 billion effective February 13, 2015, which matures on February 12, 2016.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

12. Fair Value Measurements (continued)

A summary of inputs used as of December 31, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$2,805,162	$—	$3,108,896		$5,914,058
Banks	120,360,681	7,233,910	—		127,594,591
Diversified Financial Services	—	—	5,052,941		5,052,941
Oil, Gas & Consumable Fuels	57,552,378	36,020	—		57,588,398
Paper & Forest Products	—	1,762,002	—		1,762,002
Real Estate Management & Development	3,068,325	—	4,108,670		7,176,995
All Other Equity Investments[b]	480,343,504	—	—	[c]	480,343,504
Corporate Bonds, Notes and Senior Floating Rate Interests	—	21,983,586	—		21,983,586
Corporate Notes and Senior Floating Rate Interests in Reorganization	—	8,028,378	—	[c]	8,028,378
Companies in Liquidation	12,911	4,341,035	—	[c]	4,353,946
Municipal Bonds	—	1,975,549	—		1,975,549
Short Term Investments	17,349,370	3,364,154	—		20,713,524

Total Investments in Securities	$681,492,331	$48,724,634	$12,270,507		$742,487,472

Other Financial Instruments
Futures Contracts	$1,015,225	$—	$—		$1,015,225
Forward Exchange Contracts	—	5,228,386	—		5,228,386

Total Other Financial Instruments	$1,015,225	$5,228,386	$—		$6,243,611

Liabilities:
Other Financial Instruments
Securities Sold Short	$4,854,863	$—	$—		$4,854,863
Forward Exchange Contracts	—	611,927	—		611,927

Total Other Financial Instruments	$4,854,863	$611,927	$—		$5,466,790

aIncludes common and preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at December 31, 2014.

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NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year. At December 31, 2014, the reconciliation of assets is as follows:

	Balance at Beginning of Year		Purchases	Sales	Transfers Into Level 3	Transfer Out of Level 3[a]	Cost Basis Adjust ments[b]	Net Realized Gain (Loss)	Net Unrealized Appr eciation (Depre ciation)	Balance at End of Year		Net Change in Unrealized Appre ciation (Deprec iation) on Assets Held at Year End
Assets:
Investments in Securities:
Equity Investments:[c]
Auto Components	$2,375,839		$—	$—	$—	$—	$—	$—	$733,057	$3,108,896		$733,057
Banks	3,815,192		—	—	—	(4,132,633)	—	—	317,441	—		—
Diversified Financial Services	4,131,361		—	—	—	—	—	—	921,580	5,052,941		921,580
Insurance	410,692	[d]	—	(391,596)	—	—	(557)	(184,109)	165,570	—	[d]	557
Real Estate Management & Development	2,518,473		—	—	—	—	—	—	1,590,197	4,108,670		1,590,197

Total	$13,251,557		$—	$(391,596)	$—	$(4,132,633)	$(557)	$(184,109)	$3,727,845	$12,270,507		$3,245,391

aThe investment was transferred out of Level 3 as a result of a corporation action.

bMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

cIncludes common and preferred stocks as well as other equity investments.

dIncludes securities determined to have no value.

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2014, are as follows:

Description	Fair Value at End of Year	Valuation Technique	Unobservable Inputs	Amount/ Range	Impact to Fair Value if Input Increases[a]
Assets:

Investments in Securities:

Equity Investments:[b]

Auto Components	$3,068,787	Market comparables	Discount for lack of marketability EV / EBITDA multiple	10% 3.6x	Decrease Increase[d]	[c]
Diversified Financial Services	5,052,941	Discounted cash flow model	Cost of equity Long-term revenue growth rate Adjusted EBITDA margin	16% 6.2% - 29.0% 5.0% - 26.9%	Decrease Increase[d] Increase
Real Estate Management & Development	4,108,670	Market comparables	Discount for lack of marketability	8%	Decrease	[c]
All Other Investments[e]	40,109
Total	$12,270,507

aRepresents the directional change in the fair value of the Level 3 investments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bIncludes common and preferred stocks.

cRepresents a significant impact to fair value but not net assets.

dRepresents a significant impact to fair value and net assets.

eIncludes fair value of immaterial investments developed using various valuation techniques and unobservable inputs. May also include investments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

12. Fair Value Measurements (continued)

Abbreviations List

EBITDA	Earnings before interest, taxes, depreciation and amortization

EV	Enterprise value

13. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America N.A.	CHF	Swiss Franc	ADR	American Depositary Receipt

BONY	Bank of New York Mellon	EUR	Euro	FHLB	Federal Home Loan Bank

BZWS	Barclays Bank PLC	GBP	British Pound	GO	General Obligation

DBAB	Deutsche Bank AG	USD	United States Dollar	IDR	International Depositary Receipt

FBCO	Credit Suisse Group AG			PIK	Payment-In-Kind

HSBC	HSBC Bank USA, N.A.

SCBT	Standard Chartered Bank

SSBT	State Street Bank and Trust Co.

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Report of Independent Registered Public Accounting Firm

Franklin Mutual Global Discovery VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Mutual Global Discovery VIP Fund (the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 13, 2015

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Mutual Global Discovery VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $42,742,840 as a long term capital gain dividend for the fiscal year ended December 31, 2014.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 31.13% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2014.

MGD-36	Annual Report

Franklin Mutual Shares VIP Fund

(Formerly, Mutual Shares Securities Fund)

This annual report for Franklin Mutual Shares VIP Fund covers the fiscal year ended December 31, 2014.

Class 4 Performance Summary as of December 31, 2014

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/14	1-Year	5-Year	10-Year
Average Annual Total Return	+7.04%	+11.44%	+6.38%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not have a 12b-1 fee expense. Since 2/29/08 (effective date), the average annual total return of Class 4 shares was +5.79%.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/05–12/31/14)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income and distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

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FRANKLIN MUTUAL SHARES VIP FUND

Fund Goals and Main Investments

Franklin Mutual Shares VIP Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in foreign securities involve special risks including currency fluctuations, and economic and political uncertainties. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s benchmark, the S&P 500, delivered a +13.69% total return for the period under review.1

Economic and Market Overview

The global economy grew moderately during 2014 as U.S. economic growth expanded while growth rates in much of the rest of the world declined. U.S. economic activity was supported in some quarters by increased consumer spending, business investment and federal defense spending. The housing market strengthened, and lower gasoline prices and improved job growth contributed to rising retail sales. The U.S. Federal Reserve Board (Fed) began reducing its large-scale bond purchases $10 billion a month in January and ended the buying program in October. But it continued its practice of maintaining holdings of longer term securities at sizable levels. Toward period-end, the Fed stated that it could be patient with regard to raising interest rates and that the interest rate might not rise for at least a couple of meetings, possibly implying at least the first two meetings of 2015.

Outside the U.S., the U.K. economy grew relatively well, supported by the services and manufacturing sectors. In the eurozone, economic growth remained subdued, as concerns persisted about the potential negative impacts to growth from the crisis in Ukraine and China’s moderating growth rate. In June, the European Central Bank (ECB) reduced its main interest rate and, for the first time, set a negative deposit rate; the ECB reduced both rates again in September. The ECB broadened its monetary easing stance by implementing an asset purchase program to prevent deflation and stimulate the economy. Japan’s second- and third-quarter economic contractions indicated the economy was in a recession, although private consumption and exports improved in the third quarter. In October, the Bank of Japan expanded its stimulus measures amid weak domestic demand and as substantially lower crude oil prices exerted further downward pressure on inflation. Near period-end, Japan’s ruling coalition was reelected in early parliamentary elections and subsequently announced a fresh stimulus package aimed at reviving economic growth.

Global developed market stocks, as measured by the MSCI World Index, advanced overall during the 12-month period amid a generally accommodative monetary policy environment and continued strength in corporate earnings.2 In several emerging markets, economic growth generally moderated. Emerging market stocks overall, as measured by the MSCI Emerging Markets Index, fell for the year, amid headwinds such as soft domestic demand, weak exports, plummeting crude oil prices, regional geopolitical tensions and concerns about possible U.S. interest rate increases.2 Many emerging market currencies depreciated against the U.S. dollar, leading several central banks to raise interest rates seeking to support their currencies. Several other central banks lowered interest rates to promote economic growth. Gold prices ended the year lower amid benign global inflation and a strong U.S. dollar.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Please see Index Descriptions following the Fund Summaries.

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FRANKLIN MUTUAL SHARES VIP FUND

companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

Many Fund holdings increased in value during the 12-month period. Top contributors to performance included technology leader Apple, Teva Pharmaceutical Industries and retailer Kroger.

During the year Apple reported consistently good quarterly results, driven by its strong iPhone business. In addition, the company announced a trio of shareholder friendly actions. These included an enhanced share repurchase program of $90 billion, up from $60 billion, with the same end date of December 2015, an 8% increase in the dividend, and a seven-for-one stock split

Top 10 Sectors/Industries
Based on Equity Securities
12/31/14
% of Total Net Assets
Banks	9.0%
Media	9.0%
Insurance	8.3%
Pharmaceuticals	6.9%
Oil, Gas & Consumable Fuels	6.7%
Tobacco	5.9%
Software	5.1%
Health Care Equipment & Supplies	4.2%
Technology Hardware, Storage & Peripherals	3.8%
Food & Staples Retailing	3.6%

that went into effect in early June. In September, the company released its highly anticipated iPhone 6, which sold 10 million units in its first two days. The iPhone sales drove a strong fiscal fourth quarter via healthy sales volumes and a strong product mix that led to a higher average selling price for the period. In October, the company refreshed its product line-up ahead of the holiday season, including launches of the new iPad Air 2, iPad Mini 3, iMac with Retina Display and an updated Mac Mini. Apple also announced the commencement of support for Apple Pay, its mobile payment and digital wallet application.

The performance of Israel-based Teva Pharmaceutical Industries was largely driven by positive events related to the company’s most profitable drug, Copaxone, used to prevent the relapse of multiple sclerosis. In March, the U.S. Supreme Court agreed to hear Teva’s appeal (with oral arguments occurring in October) to maintain a patent, which further delayed the entrance of generic competition. The delay provided Teva the opportunity to convert more U.S. patients to its new formulation and allowed it to potentially retain a higher portion of the franchise once generic alternatives entered the market. In December, Teva received more good news regarding Copaxone with the new formulation gaining European Union approval. Investors also reacted favorably to the January 2014 announcement of a new chief executive officer (CEO) as the market believed he could successfully carry on Teva’s cost-cutting restructuring program.

Kroger is a Cincinnati-based grocery retailer that operates over 2,400 grocery and multi-department stores in 31 states. During 2014, the company reported strong quarterly operating profits while also raising its fiscal year 2014 earnings outlook for three

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FRANKLIN MUTUAL SHARES VIP FUND

consecutive quarters. The increase in the full-year outlook was driven in part by the acquisition of Harris Teeter, a stronger outlook for 2014 full-year sales and a decline in gasoline prices, which has helped the U.S. consumer. Kroger’s management team has been executing on a program called “Consumer First” for several years. This program has resonated with Kroger customers, enabling the company to gain market share, leverage fixed costs, drive operating profit growth and increase shareholder value.

During the period under review, some of the Fund’s investments negatively affected performance. These included offshore drilling company Transocean, natural resources firm Freeport-McMoRan and retailer Tesco.

Transocean is a Switzerland-headquartered company providing offshore contract drilling services. The offshore drilling market continued to be mired in a downturn with little clarity regarding the length and depth of the current cycle as oil prices plunged during the second half of 2014. Oil companies pushed back projects, leaving a number of new rigs without contracts and increasing potential downtime between jobs for existing rigs. The growing fleet of uncontracted rigs at period-end portended, in our view, weak second-half results and a challenging start to 2015. On a positive note, the company started a Master Limited Partnership (MLP), Transocean Partners, which went public in September. The MLP may provide Transocean with a way to generate cash by selling (dropping down) assets into Transocean Partners while still controlling the operations of those assets.

Shares of Freeport-McMoRan came under pressure during 2014 due in large part to falling crude oil prices during the second half of the year, as well as lower prices for copper and gold. The company’s stock also came under pressure from events related to its operations in Indonesia. In early 2014, Indonesia’s government issued new mining-related tax and regulatory policies with the apparent intent to force miners to build smelters within the country. In September, production at the company’s Grasberg mine in Indonesia declined following a fatal accident. The workers’ union subsequently threatened to strike, a development that ultimately did not occur. We took a favorable view of agreements announced in May for Freeport to sell shale assets in Texas and to purchase deepwater oil and gas projects in the Gulf of Mexico. We believe the deepwater assets are more attractive than the shale assets, and proceeds from the shale asset sale allowed Freeport to pay off some of its debt. In addition, we had a favorable view on copper over the longer term as we believed supply shortages were likely in the next few years.

*Weightings may be negative or may not total 100% due to rounding, use of any derivatives, unsettled trades or other factors.

Shares of U.K.-based Tesco fell throughout 2014. In March, the stock declined as investors became more concerned about price competition from major discounters and competitor supermarkets. Then in August, Tesco issued an unexpected trading statement ahead of its scheduled first-half results. The company lowered its profit guidance primarily for its flagship U.K. operations and cut its dividend. The stock price took a further hit in September with the announcement of material accounting irregularities in Tesco’s core U.K. operations and a contemporaneous change of both the company’s CEO and chief financial officer. At year-end, the Fund no longer held Tesco shares.

During the period, the Fund held currency forwards and futures to somewhat hedge the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive impact on the Fund’s performance.

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FRANKLIN MUTUAL SHARES VIP FUND

What is a currency forward contract?

A currency forward contract, or currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract, or a future, is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

Thank you for your participation in Franklin Mutual Shares VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Equity Holdings
12/31/14
Company Sector/Industry, Country	% of Total Net Assets
Medtronic Inc. Health Care Equipment & Supplies, U.S.	3.1%
Microsoft Corp. Software, U.S.	2.9%
Merck & Co. Inc. Pharmaceuticals, U.S.	2.6%
Teva Pharmaceutical Industries Ltd., ADR Pharmaceuticals, Israel	2.2%
Apple Inc. Technology Hardware, Storage & Peripherals, U.S.	2.2%
Twenty-First Century Fox Inc., B Media, U.S.	2.0%
PNC Financial Services Group Inc. Banks, U.S.	1.9%
American International Group Inc. Insurance, U.S.	1.8%
British American Tobacco PLC Tobacco, U.K.	1.7%
Time Warner Cable Inc. Media, U.S.	1.7%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Annual Report	MS-5

FRANKLIN MUTUAL SHARES VIP FUND

Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value,

then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Fund-Level Expenses Incurred During Period* 7/1/14–12/31/14
Actual	$1,000	$ 991.10	$5.52
Hypothetical (5% return before expenses)	$1,000	$1,019.66	$5.60

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (1.10%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

MS-6	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Mutual Shares VIP Fund

	Year Ended December 31,
	2014		2013		2012		2011		2010
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$21.92		$17.45		$15.57		$16.14		$14.75

Income from investment operations[a]:

Net investment income[b]	0.62	[c]	0.42		0.35		0.38	[d]	0.40	[e]

Net realized and unrealized gains (losses)	1.01		4.52		1.92		(0.53)		1.27

Total from investment operations	1.63		4.94		2.27		(0.15)		1.67

Less distributions from:

Net investment income	(0.52)		(0.47)		(0.39)		(0.42)		(0.28)

Net realized gains	(0.12)		—		—		—		—

Total distributions	(0.64)		(0.47)		(0.39)		(0.42)		(0.28)

Net asset value, end of year	$22.91		$21.92		$17.45		$15.57		$16.14

Total return[f]	7.38%		28.53%		14.61%		(0.79)%		11.47%

Ratios to average net assets

Expenses[g]	0.73%	[h]	0.71%	[h]	0.71%		0.73%	[h]	0.74%	[h]

Expenses incurred in connection with securities sold short	0.03%		—%	[i]	—%	[i]	—%	[i]	0.02%

Net investment income	2.83%	[c]	2.08%		2.06%		2.28%	[d]	2.66%	[e]

Supplemental data

Net assets, end of year (000’s)	$656,463		$552,163		$449,343		$1,170,781		$1,301,520

Portfolio turnover rate	21.33%		24.05%		34.07%	[j]	41.02%		32.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.23 per share received in the form of special dividends paid in connection with certain Fund’s holdings. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.79%.

dNet investment income per share includes approximately $0.02 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 2.14%.

eNet investment income per share includes approximately $0.11 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust (REIT) conversion. Excluding this non-recurring amount, the ratio of the net investment income to average net assets would have been 1.93%.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

gIncludes dividend or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

hBenefit of expense reduction rounds to less than 0.01%.

iRounds to less than 0.01%.

jExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Annual Report	MS-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares VIP Fund (continued)

	Year Ended December 31,
	2014		2013		2012		2011		2010
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$21.63		$17.23		$15.38		$15.95		$14.58

Income from investment operations[a]:

Net investment income[b]	0.58	[c]	0.36		0.30		0.32	[d]	0.36	[e]

Net realized and unrealized gains (losses)	0.97		4.46		1.90		(0.51)		1.25

Total from investment operations	1.55		4.82		2.20		(0.19)		1.61

Less distributions from:

Net investment income	(0.46)		(0.42)		(0.35)		(0.38)		(0.24)

Net realized gains	(0.12)		—		—		—		—

Total distributions	(0.58)		(0.42)		(0.35)		(0.38)		(0.24)

Net asset value, end of year	$22.60		$21.63		$17.23		$15.38		$15.95

Total return[f]	7.12%		28.26%		14.24%		(1.04)%		11.19%

Ratios to average net assets

Expenses[g]	0.98%	[h]	0.96%	[h]	0.96%		0.98%	[h]	0.99%	[h]

Expenses incurred in connection with securities sold short	0.03%		—%	[i]	—%	[i]	—%	[i]	0.02%

Net investment income	2.58%	[c]	1.83%		1.81%		2.03%	[d]	2.41%	[e]

Supplemental data

Net assets, end of year (000’s)	$4,218,342		$4,558,547		$4,069,803		$3,913,220		$4,188,821

Portfolio turnover rate	21.33%		24.05%		34.07%	[j]	41.02%		32.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.23 per share received in the form of special dividends paid in connection with certain Fund’s holdings. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.54%.

dNet investment income per share includes approximately $0.02 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.89%.

eNet investment income per share includes approximately $0.11 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust (REIT) conversion. Excluding this non-recurring amount, the ratio of the net investment income to average net assets would have been 1.68%.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

gIncludes dividend or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

hBenefit of expense reduction rounds to less than 0.01%.

iRounds to less than 0.01%.

jExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

MS-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares VIP Fund (continued)

	Year Ended December 31,
	2014		2013		2012		2011		2010
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$21.74		$17.31		$15.45		$16.03		$14.66

Income from investment operations[a]:

Net investment income[b]	0.57	[c]	0.34		0.28		0.30	[d]	0.35	[e]

Net realized and unrealized gains (losses)	0.96		4.49		1.91		(0.51)		1.26

Total from investment operations	1.53		4.83		2.19		(0.21)		1.61

Less distributions from:

Net investment income	(0.43)		(0.40)		(0.33)		(0.37)		(0.24)

Net realized gains	(0.12)		—		—		—		—

Total distributions	(0.55)		(0.40)		(0.33)		(0.37)		(0.24)

Net asset value, end of year	$22.72		$21.74		$17.31		$15.45		$16.03

Total return[f]	7.04%		28.05%		14.20%		(1.12)%		11.06%

Ratios to average net assets

Expenses[g]	1.08%	[h]	1.06%	[h]	1.06%		1.08%	[h]	1.09%	[h]

Expenses incurred in connection with securities sold short	0.03%		—%	[i]	—%	[i]	—%	[i]	0.02%

Net investment income	2.48%	[c]	1.73%		1.71%		1.93%	[d]	2.31%	[e]

Supplemental data

Net assets, end of year (000’s)	$158,020		$188,153		$165,015		$162,049		$167,274

Portfolio turnover rate	21.33%		24.05%		34.07%	[j]	41.02%		32.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.23 per share received in the form of special dividends paid in connection with certain Fund’s holdings. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.44%.

dNet investment income per share includes approximately $0.02 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.79%.

eNet investment income per share includes approximately $0.11 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust (REIT) conversion. Excluding this non-recurring amount, the ratio of the net investment income to average net assets would have been 1.58%.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

gIncludes dividend or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

hBenefit of expense reduction rounds to less than 0.01%.

iRounds to less than 0.01%.

jExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Annual Report	MS-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2014

Franklin Mutual Shares VIP Fund
		Country	Shares	Value
	Common Stocks and Other Equity Interests 84.3%
	Aerospace & Defense 1.7%
a	B/E Aerospace Inc.	United States	449,172	$26,060,959
	Huntington Ingalls Industries Inc.	United States	462,038	51,960,793
a	KLX Inc.	United States	224,586	9,264,173

				87,285,925

	Auto Components 0.2%
a,b	International Automotive Components Group Brazil LLC	Brazil	1,730,515	163,672
a,b,c	International Automotive Components Group North America LLC	United States	15,382,424	11,647,264

				11,810,936

	Automobiles 1.4%
	General Motors Co.	United States	1,960,940	68,456,415

	Banks 9.0%
	Barclays PLC	United Kingdom	6,895,000	26,169,520
	CIT Group Inc.	United States	643,453	30,776,357
	Citigroup Inc.	United States	1,073,159	58,068,633
	Citizens Financial Group Inc.	United States	612,022	15,214,867
	Columbia Banking System Inc.	United States	163,162	4,504,903
a	FCB Financial Holdings Inc., A	United States	493,723	12,165,335
	Guaranty Bancorp	United States	209,583	3,026,378
a	ING Groep NV, IDR	Netherlands	2,238,146	29,329,336
	JPMorgan Chase & Co.	United States	1,079,000	67,523,820
	KB Financial Group Inc.	South Korea	683,068	22,576,167
	PNC Financial Services Group Inc.	United States	1,022,679	93,299,005
	Societe Generale SA	France	214,711	9,090,413
	State Bank Financial Corp.	United States	352,200	7,036,956
	SunTrust Banks Inc.	United States	929,422	38,942,782
	Wells Fargo & Co.	United States	655,860	35,954,245

				453,678,717

	Beverages 1.3%
	Coca-Cola Enterprises Inc.	United States	187,519	8,292,090
	PepsiCo Inc.	United States	621,282	58,748,426

				67,040,516

	Capital Markets 0.4%
	Credit Suisse Group AG	Switzerland	829,525	20,925,857

	Chemicals 0.0%
a,d,e	Dow Corning Corp., Contingent Distribution	United States	100,000	—

	Communications Equipment 1.4%
	Cisco Systems Inc.	United States	2,495,550	69,413,723

	Consumer Finance 0.5%
a	Ally Financial Inc.	United States	1,050,600	24,815,172

	Containers & Packaging 0.9%
	MeadWestvaco Corp.	United States	1,008,696	44,776,016

	Diversified Consumer Services 0.1%
	Cengage Learning Holdings II LP	United States	289,744	6,519,240

	Diversified Telecommunication Services 0.6%
a,d,e	Global Crossing Holdings Ltd., Contingent Distribution	United States	9,005,048	—
	Koninklijke KPN NV	Netherlands	9,848,740	31,317,811

				31,317,811

MS-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Energy Equipment & Services 1.4%
	Baker Hughes Inc.	United States	896,262	$50,253,411
	Ensco PLC, A	United States	184,920	5,538,354
f	Transocean Ltd.	United States	931,007	17,065,358

				72,857,123

	Food & Staples Retailing 3.6%
	CVS Health Corp.	United States	504,363	48,575,200
	The Kroger Co.	United States	1,216,930	78,139,075
	Walgreens Boots Alliance Inc.	United States	729,528	55,590,034

				182,304,309

	Health Care Equipment & Supplies 4.2%
	Medtronic Inc.	United States	2,132,922	153,996,968
	Stryker Corp.	United States	594,612	56,089,750

				210,086,718

	Health Care Providers & Services 1.2%
	Cigna Corp.	United States	572,674	58,933,881

	Household Products 0.2%
	Energizer Holdings Inc.	United States	60,713	7,805,263

	Independent Power & Renewable Electricity Producers 0.8%
	NRG Energy Inc.	United States	1,407,314	37,927,112

	Insurance 8.3%
	ACE Ltd.	United States	607,735	69,816,597
a	Alleghany Corp.	United States	111,968	51,897,168
	The Allstate Corp.	United States	685,830	48,179,557
	American International Group Inc.	United States	1,588,406	88,966,620
	MetLife Inc.	United States	922,473	49,896,565
a,b	Olympus Re Holdings Ltd.	United States	16,280	—
	White Mountains Insurance Group Ltd.	United States	114,635	72,232,660
	Zurich Insurance Group AG	Switzerland	111,270	34,885,193

				415,874,360

	IT Services 1.3%
	Xerox Corp.	United States	4,708,324	65,257,371

	Machinery 1.2%
	Caterpillar Inc.	United States	279,216	25,556,641
	CNH Industrial NV (EUR Traded)	United Kingdom	1,150,471	9,326,868
	CNH Industrial NV, special voting (EUR Traded)	United Kingdom	1,844,814	14,955,907
	Federal Signal Corp.	United States	757,221	11,691,492

				61,530,908

	Marine 1.3%
	A.P. Moeller-Maersk AS, B	Denmark	32,270	64,855,627

	Media 9.0%
	CBS Corp., B	United States	1,025,107	56,729,421
	Comcast Corp., Special A	United States	278,448	16,028,859
a	DIRECTV	United States	756,479	65,586,729
	Reed Elsevier PLC	United Kingdom	3,957,770	67,858,735
	Time Warner Cable Inc.	United States	554,196	84,271,044
	Time Warner Inc.	United States	455,598	38,917,181

Annual Report	MS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Media (continued)
a	Tribune Media Co., A	United States	173,164	$10,350,012
a	Tribune Media Co., B	United States	185,976	11,115,786
	Tribune Publishing Co.	United States	97,748	2,238,429
	Twenty-First Century Fox Inc., B	United States	2,670,559	98,516,922

				451,613,118

	Metals & Mining 1.9%
	Anglo American PLC	United Kingdom	723,643	13,540,947
	Freeport-McMoRan Inc., B	United States	1,867,696	43,629,379
a	ThyssenKrupp AG	Germany	1,430,635	36,802,512

				93,972,838

	Multiline Retail 0.4%
	Kohl’s Corp.	United States	328,513	20,052,434

	Oil, Gas & Consumable Fuels 6.7%
	Anadarko Petroleum Corp.	United States	279,670	23,072,775
	Apache Corp.	United States	907,650	56,882,426
	BG Group PLC	United Kingdom	1,788,200	24,109,862
	BP PLC	United Kingdom	5,137,552	32,912,477
	CONSOL Energy Inc.	United States	755,295	25,536,524
	Marathon Oil Corp.	United States	1,788,098	50,585,292
	Murphy Oil Corp.	United States	502,750	25,398,930
	Royal Dutch Shell PLC, A	United Kingdom	2,322,671	77,736,545
	Talisman Energy Inc. (CAD Traded)	Canada	202,643	1,587,988
	Talisman Energy Inc. (USD Traded)	Canada	2,775,188	21,729,722

				339,552,541

	Paper & Forest Products 1.2%
	International Paper Co.	United States	1,175,666	62,992,184

	Personal Products 0.5%
	Avon Products Inc.	United States	2,475,318	23,243,236

	Pharmaceuticals 6.9%
	Eli Lilly & Co.	United States	763,276	52,658,411
a	Hospira Inc.	United States	787,789	48,252,077
	Merck & Co. Inc.	United States	2,335,928	132,657,351
	Teva Pharmaceutical Industries Ltd., ADR	Israel	1,969,012	113,237,880

				346,805,719

	Real Estate Investment Trusts (REITs) 0.3%
	Alexander’s Inc.	United States	40,126	17,542,285

	Real Estate Management & Development 0.3%
e	Canary Wharf Group PLC	United Kingdom	1,535,898	12,949,288
a	Forestar Group Inc.	United States	161,671	2,489,733

				15,439,021

	Software 5.1%
	CA Inc.	United States	965,033	29,385,255
	Microsoft Corp.	United States	3,126,947	145,246,688
	Symantec Corp.	United States	3,184,665	81,702,581

				256,334,524

MS-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Technology Hardware, Storage & Peripherals 3.8%
	Apple Inc.	United States	1,010,540	$111,543,405
	Hewlett-Packard Co.	United States	1,109,027	44,505,254
	Samsung Electronics Co. Ltd.	South Korea	28,252	34,276,627

				190,325,286

	Tobacco 5.9%
	Altria Group Inc.	United States	1,248,308	61,504,135
	British American Tobacco PLC	United Kingdom	1,550,387	84,580,584
	Imperial Tobacco Group PLC	United Kingdom	1,209,297	53,456,648
	Lorillard Inc.	United States	1,157,753	72,868,974
	Philip Morris International Inc.	United States	282,010	22,969,714

				295,380,055

	Wireless Telecommunication Services 1.3%
	Vodafone Group PLC	United Kingdom	18,909,354	65,623,881

	Total Common Stocks and Other Equity Interests (Cost $2,990,557,699)			4,242,350,122

	Preferred Stocks (Cost $35,233,301) 0.6%
	Automobiles 0.6%
	Volkswagen AG, pfd.	Germany	135,289	30,227,147

			Principal Amount*
	Corporate Bonds, Notes and Senior Floating Rate Interests 4.9%
	Avaya Inc.,
	[g] senior note, 144A, 10.50%, 3/01/21	United States	18,224,000	15,672,640
	[g] senior secured note, 144A, 7.00%, 4/01/19	United States	12,923,000	12,664,540
	[h,i] Tranche B-3 Term Loan, 4.67%, 10/26/17	United States	19,407,661	18,663,707
	[h,i] Tranche B-6 Term Loan, 6.50%, 3/31/18	United States	4,733,178	4,679,930
h,i	Caesars Entertainment Operating Co. Inc., Senior Tranche, first lien,
	B5B, 5.949%, 3/01/17	United States	3,251,752	2,854,768
	B6B, 6.949%, 3/01/17	United States	15,503,483	13,701,203
	B7, 9.75%, 3/01/17	United States	9,850,500	8,737,394
h,i	Cengage Learning Acquisitions Inc., First Lien Exit Term Loan, 7.00%, 3/31/20	United States	1,825,208	1,809,237
	First Data Corp., senior note, 11.75%, 8/15/21	United States	9,426,000	10,863,465
	iHeartCommunications Inc.,
	senior secured note, first lien, 9.00%, 12/15/19	United States	26,449,000	26,151,449
	[h,i] Tranche B Term Loan, 3.819%, 1/29/16	United States	260,204	257,521
	[h,i] Tranche C Term Loan, 3.819%, 1/29/16	United States	28,080	27,764
	[h,i] Tranche D Term Loan, 6.919%, 1/30/19	United States	34,746,619	32,824,714
	[h,i] Tranche E Term Loan, 7.669%, 7/30/19	United States	11,168,253	10,735,483
h,i	JC Penney Corp. Inc., Term Loan, 6.00%, 5/22/18	United States	26,191,507	25,815,004
	NGPL PipeCo LLC,
	[g] secured note, 144A, 7.119%, 12/15/17	United States	9,756,000	9,634,050
	[f,g] senior secured note, 144A, 9.625%, 6/01/19	United States	14,481,000	14,589,608
	[h,i] Term Loan B, 6.75%, 9/15/17	United States	792,371	766,619
h,i	Toys R US-Delaware Inc.,
	Filo Term Loan, 8.75%, 10/24/19	United States	2,560,000	2,520,243
	[j] Term Loan B4, 9.75%, 4/24/20	United States	21,675,344	19,843,778

Annual Report	MS-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds, Notes and Senior Floating Rate Interests (continued)
	Walter Energy Inc.,
	[h,i] B, Term Loan, 7.25%, 4/01/18	United States	11,218,193	$8,729,156
	[g] first lien, 144A, 9.50%, 10/15/19	United States	6,301,000	4,820,265
	[f,g,k] second lien, 144A, PIK, 11.50%, 4/01/20	United States	5,262,000	1,736,718

	Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $247,498,693)			248,099,256

	Corporate Notes and Senior Floating Rate Interests in Reorganization 1.7%
b,l	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	1,754	—
h,i,l	Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, 4.648%, 10/10/17	United States	90,618,405	58,675,417
g,l	Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, 144A, 11.50%, 10/01/20	United States	39,308,000	28,006,950

	Total Corporate Notes and Senior Floating Rate Interests in Reorganization (Cost $115,883,307)			86,682,367

			Shares
	Companies in Liquidation 0.7%
a	Adelphia Recovery Trust	United States	29,283,354	70,280
a,d	Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	1,955,453	19,554
a,b,c,m	CB FIM Coinvestors LLC	United States	6,400,507	—
a,d,e	Century Communications Corp., Contingent Distribution	United States	5,487,000	—
a,b	FIM Coinvestor Holdings I, LLC	United States	8,006,950	—
a,n	Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	144,058,799	36,014,700
a,d,e	Tribune Media Litigation Trust, Contingent Distribution	United States	393,761	—
a,d,e	Tropicana Litigation Trust, Contingent Distribution	United States	18,305,000	—

	Total Companies in Liquidation (Cost $41,876,162)			36,104,534

			Principal Amount*
	Municipal Bonds (Cost $14,662,575) 0.3%
	Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	15,709,000	13,725,739

	Total Investments before Short Term Investments (Cost $3,445,711,737)			4,657,189,165

MS-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

		Country	Principal Amount*	Value
	Short Term Investments 7.3%
	U.S. Government and Agency Securities 7.0%
o	U.S. Treasury Bills,
	1/02/15	United States	63,700,000	$63,700,000
	[p] 1/29/15 - 7/02/15	United States	287,680,000	287,651,209

	Total U.S. Government and Agency Securities (Cost $351,335,064)			351,351,209

	Total Investments before Money Market Funds (Cost $3,797,046,801)			5,008,540,374

			Shares
q	Investments from Cash Collateral Received for Loaned Securities (Cost $14,448,795) 0.3%
	Money Market Funds 0.3%
r	BNY Mellon Overnight Government Fund, 0.072%	United States	14,448,795	14,448,795

	Total Investments (Cost $3,811,495,596) 99.8%			5,022,989,169
	Securities Sold Short (0.7)%			(33,033,145)
	Other Assets, less Liabilities 0.9%			42,868,703

	Net Assets 100.0%			$5,032,824,727

s	Securities Sold Short (Proceeds $34,400,399) (0.7)%
	Common Stocks (0.7)%
	Diversified Telecommunication Services (0.7)%
	AT&T Inc.	United States	983,422	$(33,033,145)

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 8 regarding restricted securities.

cAt December 31, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time.

dContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2014, the aggregate value of these securities was $12,949,288, representing 0.26% of net assets.

fA portion or all of the security is on loan at December 31, 2014. See Note 1(g).

gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2014, the aggregate value of these securities was $87,124,771, representing 1.73% of net assets.

hSee Note 1(h) regarding senior floating rate interests.

iThe coupon rate shown represents the rate at period end.

jA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

kIncome may be received in additional securities and/or cash.

lSee Note 7 regarding credit risk and defaulted securities.

mSee Note 10 regarding holdings of 5% voting securities.

nBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.

oThe security is traded on a discount basis with no stated coupon rate.

pSecurity or a portion of the security has been pledged as collateral for securities sold short, open futures and forward contracts. At December 31, 2014, the value of this security and/or cash pledged as collateral was $54,237,697, representing 1.08% of net assets.

qSee Note 1(g) regarding securities on loan.

rThe rate shown is the annualized seven-day yield at period end.

sSee Note 1(f) regarding securities sold short.

Annual Report	MS-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

At December 31, 2014, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts
Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Currency Contracts
CHF/USD	Short	22	$2,770,350	3/16/15	$64,556	$—
EUR/USD	Short	491	74,306,713	3/16/15	1,790,180	—
GBP/USD	Short	1,150	111,909,375	3/16/15	649,288	—

Net unrealized appreciation (depreciation)					$2,504,024

At December 31, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	BOFA	Buy	195,842	$243,911	1/20/15	$—	$(6,890)
Euro	BOFA	Sell	103,066	136,162	1/20/15	11,425	—
Euro	BONY	Buy	30,450	38,139	1/20/15	—	(1,287)
Euro	DBAB	Buy	391,686	488,087	1/20/15	—	(14,042)
Euro	DBAB	Sell	408,296	539,495	1/20/15	45,347	—
Euro	FBCO	Sell	71,702	94,989	1/20/15	8,210	—
Euro	HSBC	Buy	391,686	487,884	1/20/15	—	(13,839)
Euro	HSBC	Sell	356,763	471,498	1/20/15	39,719	—
Euro	SCBT	Sell	105,111	138,918	1/20/15	11,705	—
Euro	SSBT	Buy	392,037	488,380	1/20/15	—	(13,910)
Euro	SSBT	Sell	356,763	471,456	1/20/15	39,677	—
British Pound	BOFA	Buy	13,960,725	22,756,672	1/21/15	—	(999,760)
British Pound	BZWS	Buy	11,674,596	18,836,564	1/21/15	—	(642,441)
British Pound	DBAB	Sell	22,492,043	38,357,647	1/21/15	3,305,214	—
British Pound	FBCO	Buy	4,450,184	7,263,280	1/21/15	—	(327,948)
British Pound	FBCO	Sell	479,516	777,341	1/21/15	30,046	—
British Pound	HSBC	Buy	537,697	903,465	1/21/15	—	(65,498)
British Pound	HSBC	Sell	15,812,672	26,976,418	1/21/15	2,333,364	—
British Pound	SCBT	Sell	824,100	1,335,653	1/21/15	51,344	—
British Pound	SSBT	Buy	1,776,769	2,976,016	1/21/15	—	(207,033)
British Pound	SSBT	Sell	20,856,066	35,597,133	1/21/15	3,094,267	—
South Korean Won	BOFA	Buy	1,453,683,558	1,356,875	2/12/15	—	(30,670)
South Korean Won	BOFA	Sell	18,373,971,870	17,561,175	2/12/15	817,060	(18,571)
South Korean Won	BONY	Sell	1,460,646,033	1,415,308	2/12/15	82,752	—
South Korean Won	FBCO	Buy	466,294,044	426,619	2/12/15	—	(1,216)
South Korean Won	FBCO	Sell	24,709,570,673	23,807,530	2/12/15	1,264,838	—
South Korean Won	HSBC	Buy	4,560,218,860	4,165,599	2/12/15	17,436	(22,719)
South Korean Won	HSBC	Sell	24,119,320,086	23,217,452	2/12/15	1,236,780	(23,531)
Swiss Franc	BOFA	Buy	1,207,808	1,247,421	2/12/15	—	(31,658)
Swiss Franc	BOFA	Sell	9,790,739	10,826,139	2/12/15	970,911	—
Swiss Franc	DBAB	Buy	2,489,139	2,594,372	2/12/15	—	(88,838)
Swiss Franc	DBAB	Sell	511,795	553,792	2/12/15	38,626	—
Swiss Franc	FBCO	Buy	1,652,528	1,715,589	2/12/15	—	(52,176)
Swiss Franc	FBCO	Sell	455,271	483,015	2/12/15	24,745	—
Swiss Franc	HSBC	Buy	41,715	43,126	2/12/15	—	(1,136)
Swiss Franc	HSBC	Sell	105,631	107,382	2/12/15	1,056	—
Swiss Franc	SSBT	Buy	2,161,559	2,238,018	2/12/15	—	(62,221)
Swiss Franc	SSBT	Sell	72,792	75,720	2/12/15	2,449	—
British Pound	BOFA	Buy	14,672,698	23,617,002	2/19/15	—	(755,650)
British Pound	BOFA	Sell	20,585,699	33,879,884	2/19/15	1,805,559	—
British Pound	BZWS	Buy	328,780	522,213	2/19/15	—	(9,945)
British Pound	DBAB	Buy	2,155,538	3,458,176	2/19/15	—	(99,658)
British Pound	DBAB	Sell	290,717	455,448	2/19/15	2,485	—

MS-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual Shares VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
British Pound	FBCO	Buy	3,990,864	$6,388,538	2/19/15	$—	$(170,422)
British Pound	FBCO	Sell	16,875,253	27,893,010	2/19/15	1,599,885	—
British Pound	HSBC	Buy	3,194,436	5,117,285	2/19/15	—	(140,074)
British Pound	HSBC	Sell	5,161,615	8,203,414	2/19/15	161,165	—
British Pound	SCBT	Buy	466,309	754,917	2/19/15	—	(28,367)
British Pound	SCBT	Sell	408,270	656,327	2/19/15	20,206	—
British Pound	SSBT	Buy	13,632,537	22,093,027	2/19/15	—	(852,338)
British Pound	SSBT	Sell	22,351,155	36,439,973	2/19/15	1,614,912	—
Euro	BOFA	Buy	59,058	74,018	2/27/15	—	(2,519)
Euro	BOFA	Sell	340,793	445,272	2/27/15	32,692	—
Euro	BONY	Buy	368,679	458,434	2/27/15	—	(12,094)
Euro	BONY	Sell	626,812	822,129	2/27/15	63,281	—
Euro	DBAB	Buy	611,694	761,414	2/27/15	—	(20,868)
Euro	DBAB	Sell	972,518	1,269,884	2/27/15	92,508	—
Euro	FBCO	Buy	397,232	492,856	2/27/15	—	(11,948)
Euro	FBCO	Sell	470,068	612,245	2/27/15	43,159	—
Euro	HSBC	Buy	702,645	873,604	2/27/15	—	(22,949)
Euro	HSBC	Sell	813,358	1,060,012	2/27/15	75,322	—
Euro	SCBT	Sell	500,368	649,753	2/27/15	43,984	—
Euro	SSBT	Buy	634,479	789,888	2/27/15	—	(21,757)
Euro	SSBT	Sell	651,414	849,370	2/27/15	60,737	—
Euro	BOFA	Sell	1,818,249	2,311,477	4/16/15	109,213	—
Euro	BONY	Sell	567,695	711,692	4/16/15	24,100	—
Euro	BZWS	Sell	294,348	369,392	4/16/15	12,878	—
Euro	DBAB	Sell	942,694	1,192,820	4/16/15	51,029	—
Euro	FBCO	Sell	1,162,263	1,463,631	4/16/15	55,897	—
Euro	HSBC	Sell	1,551,770	1,960,871	4/16/15	81,366	—
Euro	SCBT	Sell	283,848	355,761	4/16/15	11,964	—
Euro	SSBT	Sell	1,470,188	1,852,108	4/16/15	71,415	—
British Pound	BOFA	Sell	1,805,602	2,820,531	4/22/15	8,746	—
British Pound	HSBC	Sell	18,037,659	28,950,419	4/22/15	861,161	—
British Pound	SCBT	Sell	18,073,951	29,117,135	4/22/15	971,361	—
Euro	BOFA	Sell	17,483,246	21,831,329	5/18/15	648,326	—
Euro	BONY	Sell	119,151	145,245	5/18/15	880	—
Euro	DBAB	Sell	20,536,211	25,642,666	5/18/15	760,637	—
Euro	FBCO	Sell	18,916,557	23,620,331	5/18/15	700,704	—
Euro	HSBC	Sell	1,477,677	1,830,517	5/18/15	40,138	—
Euro	SSBT	Sell	1,033,901	1,293,309	5/18/15	40,617	—
British Pound	BOFA	Buy	651,914	1,017,146	5/21/15	—	(2,184)
British Pound	BOFA	Sell	11,512,119	18,016,466	5/21/15	93,305	—
British Pound	FBCO	Buy	231,285	360,045	5/21/15	41	—
British Pound	FBCO	Sell	8,292,701	12,968,126	5/21/15	57,261	—
British Pound	HSBC	Buy	1,150,785	1,799,525	5/21/15	—	(7,874)
British Pound	SSBT	Sell	15,195,997	23,766,539	5/21/15	107,967	—

Unrealized appreciation (depreciation)						23,751,872	(4,784,031)

Net unrealized appreciation (depreciation)						$18,967,841

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page MS-33.

The accompanying notes are an integral part of these financial statements. | Annual Report	MS-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2014

Franklin Mutual Shares VIP Fund
Assets:
Investments in securities:
Cost	$3,811,495,596

Value (includes securities loaned in the amount of $13,844,330)	$5,022,989,169
Cash	413,992
Restricted cash (Note 1e)	5,150,000
Foreign currency, at value (cost $7,590,010)	7,603,838
Receivables:
Investment securities sold	3,731,159
Capital shares sold	462,641
Dividends and interest	9,804,952
Due from brokers	34,318,854
Variation margin	192,363
Unrealized appreciation on forward exchange contracts	23,751,872
Other assets	847,031

Total assets	5,109,265,871

Liabilities:
Payables:
Investment securities purchased	10,686,037
Capital shares redeemed	2,751,849
Management fees	2,954,899
Distribution fees	1,862,959
Securities sold short, at value (proceeds $34,400,399)	33,033,145
Payable upon return of securities loaned	14,448,795
Due to brokers	5,150,000
Unrealized depreciation on forward exchange contracts	4,784,031
Accrued expenses and other liabilities	769,429

Total liabilities	76,441,144

Net assets, at value	$5,032,824,727

Net assets consist of:
Paid-in capital	$3,400,072,674
Undistributed net investment income	135,335,888
Net unrealized appreciation (depreciation)	1,234,339,868
Accumulated net realized gain (loss)	263,076,297

Net assets, at value	$5,032,824,727

MS-18	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2014

Franklin Mutual Shares VIP Fund

Class 1:
Net assets, at value	$656,462,845

Shares outstanding	28,649,881

Net asset value and maximum offering price per share	$22.91

Class 2:
Net assets, at value	$4,218,341,780

Shares outstanding	186,624,434

Net asset value and maximum offering price per share	$22.60

Class 4:
Net assets, at value	$158,020,102

Shares outstanding	6,954,769

Net asset value and maximum offering price per share	$22.72

The accompanying notes are an integral part of these financial statements. | Annual Report	MS-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2014

Franklin Mutual Shares VIP Fund
Investment income:
Dividends	$155,438,111
Interest	30,503,752
Income from securities loaned	64,238

Total investment income	186,006,101

Expenses:
Management fees (Note 3a)	34,241,883
Administrative fees (Note 3b)	1,475,520
Distribution fees: (Note 3c)
Class 2	11,046,947
Class 4	612,845
Custodian fees (Note 4)	155,385
Reports to shareholders	780,605
Professional fees	195,923
Trustees’ fees and expenses	20,732
Dividends on securities sold short	1,363,635
Other	83,862

Total expenses	49,977,337
Expense reductions (Note 4)	(369)

Net expenses	49,976,968

Net investment income	136,029,133

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	288,234,079
Foreign currency transactions	(18,300,963)
Futures contracts	13,224,439
Securities sold short	(2,788,137)

Net realized gain (loss)	280,369,418

Net change in unrealized appreciation (depreciation) on:
Investments	(110,525,830)
Translation of other assets and liabilities denominated in foreign currencies	49,590,550

Net change in unrealized appreciation (depreciation)	(60,935,280)

Net realized and unrealized gain (loss)	219,434,138

Net increase (decrease) in net assets resulting from operations	$355,463,271

MS-20	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Mutual Shares VIP Fund
	Year Ended December 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$136,029,133	$93,933,333
Net realized gain (loss) from investments, written options, foreign currency transactions, futures contracts and securities sold short	280,369,418	369,009,836
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(60,935,280)	786,825,157

Net increase (decrease) in net assets resulting from operations	355,463,271	1,249,768,326

Distributions to shareholders from:
Net investment income:
Class 1	(14,458,134)	(11,380,461)
Class 2	(87,785,708)	(90,294,700)
Class 4	(3,061,827)	(3,535,676)
Net realized gains:
Class 1	(3,341,870)	—
Class 2	(22,825,048)	—
Class 4	(853,086)	—

Total distributions to shareholders	(132,325,673)	(105,210,837)

Capital share transactions: (Note 2)
Class 1	79,247,758	(9,960,888)
Class 2	(529,398,101)	(502,396,967)
Class 4	(39,025,210)	(17,497,568)

Total capital share transactions	(489,175,553)	(529,855,423)

Net increase (decrease) in net assets	(266,037,955)	614,702,066
Net assets:
Beginning of year	5,298,862,682	4,684,160,616

End of year	$5,032,824,727	$5,298,862,682

Undistributed net investment income included in net assets:
End of year	$135,335,888	$91,100,656

The accompanying notes are an integral part of these financial statements. | Annual Report	MS-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Mutual Shares VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Shares VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2014, Mutual Shares Securities Fund was renamed Franklin Mutual Shares VIP Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing NAV.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily

MS-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

Annual Report	MS-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2014, the Fund had OTC derivatives in a net liability position of $639,508 and the aggregate value of collateral pledged for such contracts was $579,884.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund for OTC derivatives, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

At December 31, 2014, the Fund received $11,628,180 in United Kingdom Treasury Notes, Federal Republic of Germany Bond, and U.S. Treasury Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as

MS-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 9 regarding other derivative information.

e. Restricted Cash

At December 31, 2014, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

g. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated in the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

h. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

i. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

Annual Report	MS-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

i. Income and Deferred Taxes (continued)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain foreign securities where the dividend rate is not available. In such cases, the dividend rate is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

k. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

MS-26	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2014		2013
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	5,610,891	$127,714,907	1,271,063	$25,943,160
Shares issued in reinvestment of distributions	766,251	17,800,004	565,348	11,380,461
Shares redeemed	(2,917,184)	(66,267,153)	(2,402,608)	(47,284,509)

Net increase (decrease)	3,459,958	$79,247,758	(566,197)	$(9,960,888)

Class 2 Shares:
Shares sold	9,492,120	$213,958,738	9,115,759	$176,951,746
Shares issued in reinvestment of distributions	4,821,742	110,610,757	4,541,987	90,294,700
Shares redeemed	(38,420,623)	(853,967,596)	(39,198,203)	(769,643,413)

Net increase (decrease)	(24,106,761)	$(529,398,101)	(25,540,457)	$(502,396,967)

Class 4 Shares:
Shares sold	237,284	$5,313,846	622,201	$12,228,440
Shares issued on reinvestment of distributions	169,771	3,914,913	176,961	3,535,676
Shares redeemed	(2,108,780)	(48,253,969)	(1,677,249)	(33,261,684)

Net increase (decrease)	(1,701,725)	$(39,025,210)	(878,087)	$(17,497,568)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.735%	Over $200 million, up to and including $700 million
0.700%	Over $700 million, up to and including $1.2 billion
0.675%	Over $1.2 billion, up to and including $5 billion
0.645%	Over $5 billion, up to and including $10 billion
0.625%	Over $10 billion, up to and including $15 billion
0.605%	Over $15 billion, up to and including $20 billion
0.585%	In excess of $20 billion

Annual Report	MS-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

3. Transactions With Affiliates (continued)

a. Management Fees (continued)

Effective May 1, 2014, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2014, the Fund paid fees to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $5 billion
0.570%	Over $5 billion, up to and including $10 billion
0.550%	Over $10 billion, up to and including $15 billion
0.530%	Over $15 billion, up to and including $20 billion
0.510%	In excess of $20 billion

b. Administrative Fees

Effective May 1, 2014, under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Prior to May 1, 2014, the Fund paid administrative fees to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Other Affiliated Transactions

At December 31, 2014, Franklin Templeton Variable Insurance Products Trust – Franklin Founding Funds Allocation VIP Fund owned 8.20% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2014, the custodian fees were reduced as noted in the Statement of Operations.

MS-28	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$105,305,669	$105,210,837
Long term capital gain	27,020,004	—

	$132,325,673	$105,210,837

At December 31, 2014, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$3,839,936,519

Unrealized appreciation	$1,439,316,969
Unrealized depreciation	(256,264,319)

Net unrealized appreciation (depreciation)	$1,183,052,650

Undistributed ordinary income	$141,938,607
Undistributed long term capital gains	309,874,621

Distributable earnings	$451,813,228

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2014, aggregated $1,037,069,828 and $1,605,445,498, respectively.

7. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2014, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $86,682,367, representing 1.72% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

Annual Report	MS-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

8. Restricted Securities (continued)

At December 31, 2014, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount/ Shares	Issuer	Acquisition Dates	Cost	Value
1,754	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$1,754	$—
6,400,507	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	—	—
8,006,950	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
1,730,515	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,149,241	163,672
15,382,424	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	12,591,586	11,647,264
16,280	Olympus Re Holdings Ltd.	12/19/01	1,520,888	—

	Total Restricted Securities (Value is 0.23% of Net Assets)		$15,263,469	$11,810,936

9. Other Derivative Information

At December 31, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts / Net assets consist of - net unrealized appreciation (depreciation)	$26,255,896[a]	Unrealized depreciation on forward exchange contracts	$4,784,031

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2014, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions and futures contracts / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$(4,431,674)	$49,678,899

For the year ended December 31, 2014, the average month end fair value of derivatives represented 0.40% of average month end net assets. The average month end number of open derivative contracts for the year was 213.

See Note 1(d) regarding derivative financial instruments.

MS-30	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

10. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2014, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
CB FIM Coinvestors LLC (Value is 0.00% of Net Assets)	6,400,507	—	—	6,400,507	$—	$—	$—

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. The Borrowers expect to renew the Global Credit Facility for a total of $2 billion effective February 13, 2015, which matures on February 12, 2016.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Annual Report	MS-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

12. Fair Value Measurements (continued)

A summary of inputs used as of December 31, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$—	$—	$11,810,936		$11,810,936
Machinery	46,575,001	14,955,907	—		61,530,908
Real Estate Management & Development	2,489,733	—	12,949,288		15,439,021
All Other Equity Investments[b]	4,183,796,404	—	—	[c]	4,183,796,404
Corporate Bonds, Notes and Senior Floating Rate Interests	—	248,099,256	—		248,099,256
Corporate Notes and Senior Floating Rate Interests in Reorganization	—	86,682,367	—	[c]	86,682,367
Companies in Liquidation	70,280	36,034,254	—	[c]	36,104,534
Municipal Bonds	—	13,725,739	—		13,725,739
Short Term Investments	351,351,209	14,448,795	—		365,800,004

Total Investments in Securities	$4,584,282,627	$413,946,318	$24,760,224		$5,022,989,169

Other Financial Instruments
Futures Contracts	$2,504,024	$—	$—		$2,504,024
Forward Exchange Contracts	—	23,751,872	—		23,751,872

Total Other Financial Instruments	$2,504,024	$23,751,872	$—		$26,255,896

Liabilities:
Other Financial Instruments
Securities Sold Short	$33,033,145	$—	$—		$33,033,145
Forward Exchange Contracts	—	4,784,031	—		4,784,031

Total Other Financial Instruments	$33,033,145	$4,784,031	$—		$37,817,176

aIncludes common and preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at December 31, 2014.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

13. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

MS-32	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	CAD	Canadian Dollar	ADR	American Depositary Receipt

BONY	Bank of New York Mellon	CHF	Swiss Franc	GO	General Obligation

BZWS	Barclays Bank PLC	EUR	Euro	IDR	International Depositary Receipt

DBAB	Deutsche Bank AG	GBP	British Pound	PIK	Payment-In-Kind

FBCO	Credit Suisse Group AG	USD	United States Dollar

HSBC	HSBC Bank USA, N.A.

SCBT	Standard Chartered Bank

SSBT	State Street Bank and Trust Co.

Annual Report	MS-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Franklin Mutual Shares VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Mutual Shares VIP Fund (the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 13, 2015

MS-34	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Mutual Shares VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $27,020,004 as a long term capital gain distribution for the fiscal year ended December 31, 2014.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 58.87% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2014.

Annual Report	MS-35

Franklin Rising Dividends VIP Fund

(Formerly, Franklin Rising Dividends Securities Fund)

This annual report for Franklin Rising Dividends VIP Fund covers the fiscal year ended December 31, 2014.

Class 4 Performance Summary as of December 31, 2014

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/14	1-Year	5-Year	10-Year
Average Annual Total Return	+8.62%	+14.98%	+7.38%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not have a 12b-1 fee expense. Since 2/29/08 (effective date), the average annual total return of Class 4 shares was +9.13%. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/05–12/31/14)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	FRD-1

FRANKLIN RISING DIVIDENDS VIP FUND

Fund Goal and Main Investments

Franklin Rising Dividends VIP Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies that have paid rising dividends.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. While smaller and midsized companies may offer substantial opportunities for capital growth, they also involve heightened risks and should be considered speculative. Historically, smaller- and midsized-company securities have been more volatile in price than larger company securities, especially over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the S&P 500 rose 13.69% for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

The U.S. economy continued to grow during the year ended December 31, 2014, underpinned in some quarters by manufacturing activity, consumer and business spending, and federal defense spending. Home sales experienced some weakness resulting from reduced inventory, higher mortgage rates and tight credit requirements but began to recover in May as mortgage rates declined. Home prices stayed higher than a year earlier. Retail sales generally improved, supported by job growth and lower gasoline prices in the latter part of 2014. The unemployment rate declined to 5.6% in December 2014 from 6.7% in December 2013.2 Inflation, as measured by the Consumer Price Index, remained low.

In January 2014, the U.S. Federal Reserve Board (Fed) began reducing its large-scale bond purchases $10 billion a month and ended the buying program in October. But it continued its practice of maintaining holdings of longer term securities at sizable levels. The Fed believed underlying economic strength could support ongoing progress in labor market conditions. The Fed also noted that although inflation might remain low in the near term, the likelihood of inflation running persistently below 2% had diminished. Toward period-end, the Fed stated that it could be patient with regard to raising interest rates and that the interest rate might not rise for at least a couple of meetings, possibly implying at least the first two meetings of 2015.

Investor confidence grew during the period as corporate profits rose and the economy generally strengthened. The market endured sell-offs when many investors reacted to political instability in certain emerging markets, crises in Ukraine and the Middle East, weakness in Europe and Japan, and moderating economic data in China. U.S. stocks rose overall for the 12 months under review as the S&P 500 and Dow Jones Industrial Average reached all-time highs.3

Investment Strategy

We are a research-driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy. As bottom-up investors concentrating primarily on individual securities, we seek fundamentally sound companies that we believe meet our screening criteria, which include consistent, substantial dividend increases; reinvested earnings; and strong balance sheets. We attempt to acquire such stocks at attractive prices, often when they are out of favor with other investors. In following these criteria, we do not necessarily focus on companies whose securities pay a high dividend but rather on companies that consistently raise their dividends.

Manager’s Discussion

During the 12 months under review, three holdings that helped absolute Fund performance were Air Products and Chemicals, Becton, Dickinson & Co., and Stryker. Shares of Air Products and Chemicals, an industrial gas producer, benefited from solid earnings performance over the year and positive sentiment surrounding the ongoing involvement of an activist shareholder. The share price rose sharply in June after the appointment

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

3. Please see Index Descriptions following the Fund Summaries.

FRD-2	Annual Report

FRANKLIN RISING DIVIDENDS VIP FUND

of new chief executive officer Seifi Ghasemi and again in September when he announced his reorganization plan. The company has a 32-year history of increasing dividends. Becton, Dickinson & Co., a manufacturer of medical devices, reported solid results through most of 2014, with the largest gain occurring in the second half of the year after the company announced it intended to buy CareFusion. The stock rose again in November after the company announced it intended to finance a portion of the acquisition through the repatriation of overseas cash, thereby taking on less debt and enabling greater cash accretion in the first year following the deal. Becton has raised its dividend for the past 43 years. Shares of Stryker, a medical technology company, rose sharply in the second half of 2014 partly resulting, in our view, from a strong earnings report in October, suggesting a pickup in hip and knee surgery end markets. Stryker’s management has been enthusiastic about the commercial prospects of the company’s robotic assisted surgery platform, obtained from its acquisition of MAKO Surgical Corp. in late 2013. Speculation continued throughout 2014 about whether Stryker would buy Smith & Nephew, a British-based medical equipment manufacturer. The deal would hold the possibility of a tax inversion for Stryker. The company has a 22-year history of dividend increases.

Detractors from absolute Fund performance included Pentair, Dover and Chevron. Shares of Pentair, a manufacturer of water pumps and filtration systems, continued to struggle during the period, as ongoing weakness in its water transport business and concerns regarding the company’s exposure to oil and gas end markets were compounded by a reduction in previous 2014 and 2015 full-year earnings-per-share guidance. The lower guidance was largely driven by management’s decision to sell the troubled water transport business; however, the weaker-than-anticipated global economic environment also contributed to the revision, as management struggled to fully offset economic headwinds with cost structure improvements. Pentair has 38 years of dividend increases. After a solid first-half performance, shares of Dover, an industrial products and equipment manufacturer, declined sharply over the second half of 2014, ending the year down. Concerns regarding Dover’s exposure to energy end markets were the primary cause of its share price weakness, as investors worried the oil price decline would lead to a drop in U.S. shale production and hence, less demand for the company’s oil production equipment. Dover’s management expected its energy end markets to be a headwind in 2015. The company has raised dividends for the past 59 years. Shares of Chevron, a global, integrated energy company, declined in line

Annual Report	FRD-3

FRANKLIN RISING DIVIDENDS VIP FUND

with the broader energy sector, as the unexpected and severe oil price decline over the second half of the year resulted in indiscriminate selling across the sector. However, we continued to hold Chevron and believe that over time, the company’s scale, geographic diversity and integrated downstream activities should provide operational resilience in an uncertain energy price environment. Chevron has 27 years of dividend increases.

During the period, we initiated new positions including Schlumberger, an oilfield services company with a substantial history of dividend increases; Microsoft, a global software and services provider (11 years of consecutive dividend increases); Accenture, a management consulting, technology and outsourcing services firm (10 years); CVS Health, an integrated pharmacy health care provider (12 years); and EOG Resources, an oil and gas exploration and production company with a substantial history of dividend increases. We added to our positions in Honeywell International, a diversified industrial company, with a history of dividend increases; Bunge, a global agribusiness and food company (13 years); and QUALCOMM, a digital communications products and services manufacturer (11 years), among others. Positions that we liquidated included Family Dollar Stores, Superior Uniform Group, Hill-Rom Holdings, Mercury General and Cohu. We reduced our holdings in International Business Machines, Air Products and Chemicals, and Teleflex, among others.

Our 10 largest positions on December 31, 2014, represented 33.9% of the Fund’s total net assets. It is interesting to note how these 10 companies would respond, in aggregate, to the Fund’s screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 33 years in a row and by 344% in the past 10 years. Their most recent year-over-year dividend increases averaged 8.8% with a yield of 2.0% on December 31, 2014, and a dividend payout ratio of 34.7%, based on estimates of calendar year 2015 operating earnings. The average price/earnings ratio was 19.5 times calendar year 2014 estimates versus 18.2 for that of the unmanaged S&P 500.

Thank you for your participation in Franklin Rising Dividends VIP Fund. We look forward to continuing to serve your investment needs.

Top 10 Holdings
12/31/14
Company Sector/Industry	% of Total Net Assets
Roper Industries Inc. Industrial Conglomerates	4.0%
Praxair Inc. Materials	3.7%
United Technologies Corp. Aerospace & Defense	3.7%
Johnson & Johnson Pharmaceuticals, Biotechnology & Life Sciences	3.5%
Becton, Dickinson & Co. Health Care Equipment & Services	3.4%
Dover Corp. Machinery	3.3%
Chevron Corp. Energy	3.1%
West Pharmaceutical Services Inc. Health Care Equipment & Services	3.1%
Stryker Corp. Health Care Equipment & Services	3.1%
Wal-Mart Stores Inc. Food & Staples Retailing	3.0%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRD-4	Annual Report

FRANKLIN RISING DIVIDENDS VIP FUND

Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Fund-Level Expenses Incurred During Period* 7/1/14–12/31/14
Actual	$1,000	$1,042.90	$4.99
Hypothetical (5% return before expenses)	$1,000	$1,020.32	$4.94

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 4 shares (0.97%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report	FRD-5

SUPPLEMENT DATED OCTOBER 1, 2014

TO THE PROSPECTUSES DATED MAY 1, 2014

OF

FRANKLIN RISING DIVIDENDS VIP FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.  The Fund Summary “Portfolio Managers” section beginning on page FRD-S4 is revised to remove reference to William J. Lippman and revise Donald G. Taylor’s biography to the following:

Portfolio Managers

DONALD G. TAYLOR, CPA President and Chief Investment Officer of Advisory Services and portfolio manager of the Fund since 1996.

NICHOLAS P. B. GETAZ, CFA Research Analyst of Advisory Services and portfolio manager of the Fund since February 2014.

BRUCE C. BAUGHMAN, CPA Senior Vice President of Advisory Services and portfolio manager of the Fund since inception (1992).

II.  The portfolio management team in the “Fund Details – Management” section beginning on page FRD-D6 is revised to remove reference to William J. Lippman and revise Donald G. Taylor’s title to the following:

The Fund is managed by a team of dedicated professionals focused on investments that have paid rising dividends. The portfolio managers of the team are as follows:

DONALD G. TAYLOR, CPA President and Chief Investment Officer of Advisory Services	Mr. Taylor has been the lead portfolio manager of the Fund since 1996. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1996.

NICHOLAS P. B. GETAZ, CFA Research Analyst of Advisory Services	Mr. Getaz has been portfolio manager of the Fund since February 2014, providing support to the lead portfolio manager(s) as needed. He joined Franklin Templeton Investments in 2011.

FRD-6

BRUCE C. BAUGHMAN, CPA Senior Vice President of Advisory Services	Mr. Baughman has been a portfolio manager of the Fund since its inception (1992), providing support to the lead portfolio manager(s) as needed. He joined Franklin Templeton Investments in 1988.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Please keep this supplement with your prospectus for future reference.

FRD-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Rising Dividends VIP Fund

	Year Ended December 31,
	2014	2013	2012	2011	2010
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$28.14	$22.03	$20.01	$19.15	$16.13

Income from investment operations[a]:

Net investment income[b]	0.45	0.40	0.41	0.36	0.32

Net realized and unrealized gains (losses)	2.03	6.16	2.00	0.83	3.01

Total from investment operations	2.48	6.56	2.41	1.19	3.33

Less distributions from:

Net investment income	(0.44)	(0.45)	(0.39)	(0.33)	(0.31)

Net realized gains	(0.55)	—	—	—	—

Total distributions	(0.99)	(0.45)	(0.39)	(0.33)	(0.31)

Net asset value, end of year	$29.63	$28.14	$22.03	$20.01	$19.15

Total return[c]	9.01%	30.05%	12.18%	6.29%	20.94%

Ratios to average net assets

Expenses	0.62% [d]	0.61%	0.63%	0.63%	0.64%

Net investment income	1.58%	1.59%	1.96%	1.87%	1.88%

Supplemental data

Net assets, end of year (000’s)	$160,480	$168,380	$141,455	$140,297	$148,544

Portfolio turnover rate	8.61%	0.07%	11.19%	12.76%	8.97%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

FRD-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Rising Dividends VIP Fund (continued)

	Year Ended December 31,
	2014	2013	2012	2011	2010
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$27.62	$21.64	$19.65	$18.82	$15.86

Income from investment operations[a]:

Net investment income[b]	0.37	0.33	0.35	0.31	0.28

Net realized and unrealized gains (losses)	1.99	6.04	1.98	0.81	2.95

Total from investment operations	2.36	6.37	2.33	1.12	3.23

Less distributions from:

Net investment income	(0.37)	(0.39)	(0.34)	(0.29)	(0.27)

Net realized gains	(0.55)	—	—	—	—

Total distributions	(0.92)	(0.39)	(0.34)	(0.29)	(0.27)

Net asset value, end of year	$29.06	$27.62	$21.64	$19.65	$18.82

Total return[c]	8.72%	29.69%	11.96%	6.00%	20.64%

Ratios to average net assets

Expenses	0.87% [d]	0.86%	0.88%	0.88%	0.89%

Net investment income	1.33%	1.34%	1.71%	1.62%	1.63%

Supplemental data

Net assets, end of year (000’s)	$1,667,816	$1,752,012	$1,550,084	$1,523,396	$1,572,732

Portfolio turnover rate	8.61%	0.07%	11.19%	12.76%	8.97%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	FRD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Rising Dividends VIP Fund (continued)

	Year Ended December 31,
	2014	2013	2012	2011	2010
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$27.76	$21.78	$19.83	$19.04	$16.09

Income from investment operations[a]:

Net investment income[b]	0.35	0.32	0.35	0.31	0.32

Net realized and unrealized gains (losses)	2.00	6.07	1.96	0.80	2.94

Total from investment operations	2.35	6.39	2.31	1.11	3.26

Less distributions from:

Net investment income	(0.37)	(0.41)	(0.36)	(0.32)	(0.31)

Net realized gains	(0.55)	—	—	—	—

Total distributions	(0.92)	(0.41)	(0.36)	(0.32)	(0.31)

Net asset value, end of year	$29.19	$27.76	$21.78	$19.83	$19.04

Total return[c]	8.62%	29.57%	11.78%	5.89%	20.62%

Ratios to average net assets

Expenses	0.97% [d]	0.96%	0.98%	0.98%	0.99%

Net investment income	1.23%	1.24%	1.61%	1.52%	1.53%

Supplemental data

Net assets, end of year (000’s)	$15,503	$12,028	$6,432	$3,020	$1,007

Portfolio turnover rate	8.61%	0.07%	11.19%	12.76%	8.97%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

FRD-10	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2014

Franklin Rising Dividends VIP Fund
		Shares	Value

	Common Stocks 98.4%
	Aerospace & Defense 5.0%
	General Dynamics Corp.	53,000	$7,293,860
	Honeywell International Inc.	171,100	17,096,312
	United Technologies Corp.	590,900	67,953,500

			92,343,672

	Automobiles & Components 2.7%
	Johnson Controls Inc.	1,040,500	50,297,770

	Commercial & Professional Services 3.6%
	ABM Industries Inc.	814,288	23,329,351
	Brady Corp., A	653,579	17,868,850
	Cintas Corp.	225,700	17,703,908
	Matthews International Corp., A	138,000	6,716,460

			65,618,569

	Consumer Durables & Apparel 3.5%
	Leggett & Platt Inc.	332,800	14,180,608
	NIKE Inc., B	528,500	50,815,275

			64,995,883

	Consumer Services 1.4%
	McDonald’s Corp.	254,345	23,832,127
	Yum! Brands Inc.	25,400	1,850,390

			25,682,517

	Diversified Financials 0.5%
	State Street Corp.	110,500	8,674,250

	Energy 8.6%
a	California Resources Corp.	148,316	817,221
	Chevron Corp.	517,700	58,075,586
	EOG Resources Inc.	31,500	2,900,205
	Exxon Mobil Corp.	365,500	33,790,475
	Occidental Petroleum Corp.	370,790	29,889,382
	Schlumberger Ltd.	384,000	32,797,440

			158,270,309

	Food & Staples Retailing 5.6%
	CVS Health Corp.	71,600	6,895,796
	Wal-Mart Stores Inc.	652,964	56,076,548
	Walgreens Boots Alliance Inc.	531,300	40,485,060

			103,457,404

	Food, Beverage & Tobacco 6.2%
	Archer-Daniels-Midland Co.	713,000	37,076,000
	Bunge Ltd.	166,400	15,127,424
	McCormick & Co. Inc.	383,000	28,456,900
	PepsiCo Inc.	363,900	34,410,384

			115,070,708

	Health Care Equipment & Services 15.9%
	Abbott Laboratories	641,800	28,893,836
	Becton, Dickinson and Co.	453,143	63,059,380
	DENTSPLY International Inc.	4,000	213,080
	Medtronic Inc.	730,000	52,706,000

Annual Report	FRD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Rising Dividends VIP Fund (continued)

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Services (continued)
Stryker Corp.	608,400	$57,390,372
Teleflex Inc.	285,253	32,752,750
West Pharmaceutical Services Inc.	1,086,534	57,847,070

		292,862,488

Household & Personal Products 3.4%
Colgate-Palmolive Co.	191,000	13,215,290
The Procter & Gamble Co.	538,600	49,061,074

		62,276,364

Industrial Conglomerates 4.4%
Carlisle Cos. Inc.	96,261	8,686,593
Roper Industries Inc.	469,350	73,382,872

		82,069,465

Insurance 6.3%
Aflac Inc.	276,200	16,873,058
Arthur J. Gallagher & Co.	704,000	33,144,320
The Chubb Corp.	45,000	4,656,150
Erie Indemnity Co., A	508,302	46,138,572
Old Republic International Corp.	678,708	9,929,498
RLI Corp.	124,142	6,132,615

		116,874,213

Machinery 9.0%
Donaldson Co. Inc.	350,068	13,523,127
Dover Corp.	839,376	60,200,047
Hillenbrand Inc.	1,027,300	35,441,850
Pentair PLC (United Kingdom)	844,000	56,058,480

		165,223,504

Materials 11.2%
Air Products and Chemicals Inc.	378,900	54,648,747
Albemarle Corp.	694,700	41,772,311
Bemis Co. Inc.	172,199	7,785,117
Ecolab Inc.	107,000	11,183,640
Nucor Corp.	447,055	21,928,048
Praxair Inc.	530,460	68,726,397

		206,044,260

Media 0.8%
John Wiley & Sons Inc., A	237,600	14,075,424

Pharmaceuticals, Biotechnology & Life Sciences 6.7%
AbbVie Inc.	300,800	19,684,352
Johnson & Johnson	617,700	64,592,889
Perrigo Co. PLC	1,500	250,740
Pfizer Inc.	1,242,100	38,691,415
Roche Holding AG, ADR (Switzerland)	25,000	849,750

		124,069,146

FRD-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Rising Dividends VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Retailing 0.5%
	Ross Stores Inc.	29,000	$2,733,540
	Target Corp.	85,800	6,513,078

			9,246,618

	Semiconductors & Semiconductor Equipment 0.2%
	Texas Instruments Inc.	59,000	3,154,435

	Software & Services 2.0%
	Accenture PLC, A	142,500	12,726,675
	International Business Machines Corp.	24,700	3,962,868
	Microsoft Corp.	456,500	21,204,425

			37,893,968

	Technology Hardware & Equipment 0.8%
a	Knowles Corp.	285,500	6,723,525
	QUALCOMM Inc.	114,500	8,510,785

			15,234,310

	Trading Companies & Distributors 0.0%†
	W.W. Grainger Inc.	1,000	254,890

	Transportation 0.1%
	United Parcel Service Inc., B	9,500	1,056,115

	Total Common Stocks (Cost $966,214,535)		1,814,746,282

	Short Term Investments (Cost $20,601,446) 1.1%
	Money Market Funds 1.1%
a,b	Institutional Fiduciary Trust Money Market Portfolio	20,601,446	20,601,446

	Total Investments (Cost $986,815,981) 99.5%		1,835,347,728
	Other Assets, less Liabilities 0.5%		8,451,401

	Net Assets 100.0%		$1,843,799,129

See Abbreviations on page FRD-22.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSee Note 3(e) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

The accompanying notes are an integral part of these financial statements. | Annual Report	FRD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2014

Franklin Rising Dividends VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$966,214,535
Cost - Sweep Money Fund (Note 3e)	20,601,446

Total cost of investments	$986,815,981

Value - Unaffiliated issuers	$1,814,746,282
Value - Sweep Money Fund (Note 3e)	20,601,446

Total value of investments	1,835,347,728
Cash	47,915
Receivables:
Investment securities sold	8,128,376
Capital shares sold	269,259
Dividends	3,030,967
Other assets	295

Total assets	1,846,824,540

Liabilities:
Payables:
Capital shares redeemed	1,153,406
Management fees	942,502
Distribution fees	703,610
Reports to shareholders	165,487
Accrued expenses and other liabilities	60,406

Total liabilities	3,025,411

Net assets, at value	$1,843,799,129

Net assets consist of:
Paid-in capital	$788,596,919
Undistributed net investment income	24,965,968
Net unrealized appreciation (depreciation)	848,531,747
Accumulated net realized gain (loss)	181,704,495

Net assets, at value	$1,843,799,129

Class 1:
Net assets, at value	$160,480,304

Shares outstanding	5,416,806

Net asset value and maximum offering price per share	$29.63

Class 2:
Net assets, at value	$1,667,816,325

Shares outstanding	57,389,011

Net asset value and maximum offering price per share	$29.06

Class 4:
Net assets, at value	$15,502,500

Shares outstanding	531,076

Net asset value and maximum offering price per share	$29.19

FRD-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2014

Franklin Rising Dividends VIP Fund
Investment income:
Dividends	$40,706,027

Expenses:
Management fees (Note 3a)	11,147,149
Distribution fees: (Note 3c)
Class 2	4,198,143
Class 4	46,154
Custodian fees (Note 4)	16,494
Reports to shareholders	245,233
Professional fees	65,413
Trustees’ fees and expenses	7,397
Other	29,822

Total expenses	15,755,805
Expenses waived/paid by affiliates (Note 3e)	(21,312)

Net expenses	15,734,493

Net investment income	24,971,534

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	183,292,710
Net change in unrealized appreciation (depreciation) on investments	(59,038,904)

Net realized and unrealized gain (loss)	124,253,806

Net increase (decrease) in net assets resulting from operations	$149,225,340

The accompanying notes are an integral part of these financial statements. | Annual Report	FRD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Rising Dividends VIP Fund
	Year Ended December 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$24,971,534	$25,051,212
Net realized gain (loss) from investments	183,292,710	109,495,187
Net change in unrealized appreciation (depreciation) on investments	(59,038,904)	341,536,473

Net increase (decrease) in net assets resulting from operations	149,225,340	476,082,872

Distributions to shareholders from:
Net investment income:
Class 1	(2,478,710)	(2,772,388)
Class 2	(22,406,447)	(26,490,890)
Class 4	(165,391)	(163,605)
Net realized gains:
Class 1	(3,072,165)	—
Class 2	(32,971,551)	—
Class 4	(247,432)	—

Total distributions to shareholders	(61,341,696)	(29,426,883)

Capital share transactions: (Note 2)
Class 1	(16,079,195)	(11,198,645)
Class 2	(163,125,563)	(204,341,308)
Class 4	2,701,123	3,331,799

Total capital share transactions	(176,503,635)	(212,208,154)

Net increase (decrease) in net assets	(88,619,991)	234,447,835
Net assets:
Beginning of year	1,932,419,120	1,697,971,285

End of year	$1,843,799,129	$1,932,419,120

Undistributed net investment income included in net assets:
End of year	$24,965,968	$25,044,982

FRD-16	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Rising Dividends VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Rising Dividends VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2014, 40.53% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2014, Franklin Rising Dividends Securities Fund was renamed Franklin Rising Dividends VIP Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of

Annual Report	FRD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

d. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FRD-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2014		2013
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	159,314	$4,468,085	425,367	$10,754,937
Shares issued in reinvestment of distributions	197,681	5,550,875	111,610	2,772,388
Shares redeemed	(923,627)	(26,098,155)	(973,756)	(24,725,970)

Net increase (decrease)	(566,632)	$(16,079,195)	(436,779)	$(11,198,645)

Class 2 Shares:
Shares sold	5,801,510	$162,781,330	6,187,499	$153,726,999
Shares issued in reinvestment of distributions	2,007,904	55,377,998	1,085,247	26,490,890
Shares redeemed	(13,846,241)	(381,284,891)	(15,483,753)	(384,559,197)

Net increase (decrease)	(6,036,827)	$(163,125,563)	(8,211,007)	$(204,341,308)

Class 4 Shares:
Shares sold	178,786	$4,991,418	216,130	$5,332,125
Shares issued on reinvestment of distributions	14,893	412,823	6,664	163,605
Shares redeemed	(95,832)	(2,703,118)	(84,878)	(2,163,931)

Net increase (decrease)	97,847	$2,701,123	137,916	$3,331,799

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton

Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report	FRD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

3. Transactions With Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

b. Administrative Fees

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted on the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2014, there were no credits earned.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$25,050,548	$29,426,883
Long term capital gain	36,291,148	—

	$61,341,696	$29,426,883

FRD-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

At December 31, 2014, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$986,938,224

Unrealized appreciation	$854,533,014
Unrealized depreciation	(6,123,510)

Net unrealized appreciation (depreciation)	$848,409,504

Undistributed ordinary income	$25,119,933
Undistributed long term capital gains	181,672,772

Distributable earnings	$206,792,705

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2014, aggregated $157,265,687 and $367,114,593, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. The Borrowers expect to renew the Global Credit Facility for a total of $2 billion effective February 13, 2015, which matures on February 12, 2016.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

Annual Report	FRD-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Rising Dividends VIP Fund (continued)

8. Fair Value Measurements (continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At December 31, 2014, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

9. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

FRD-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Franklin Rising Dividends VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Rising Dividends VIP Fund (the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 13, 2015

Annual Report	FRD-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Rising Dividends VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $36,291,148 as a long term capital gain dividend for the fiscal year ended December 31, 2014.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2014.

FRD-24	Annual Report

Franklin Small Cap Value VIP Fund

(Formerly, Franklin Small Cap Value Securities Fund)

This annual report for Franklin Small Cap Value VIP Fund covers the fiscal year ended December 31, 2014.

Class 4 Performance Summary as of December 31, 2014

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/14	1-Year	5-Year	10-Year
Average Annual Total Return	+0.48%	+14.78%	+7.97%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not have a 12b-1 fee expense. Since 2/29/08 (effective date), the average annual total return of Class 4 shares was +9.17%. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/05–12/31/14)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Russell 2500™ Value Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	FSV-1

FRANKLIN SMALL CAP VALUE VIP FUND

Fund Goal and Main Investments

Franklin Small Cap Value VIP Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies. For this Fund, small capitalization companies are those with market capitalizations under $3.5 billion at the time of purchase. The Fund generally invests in equity securities of companies that the manager believes are undervalued and have the potential for capital appreciation.

Fund Risks

All investments involve risks, including possible loss of principal. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than large-company stocks, particularly over the short term. Additionally, smaller companies often have relatively small revenues, limited product lines and a small market share. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the Fund’s benchmark, the Russell 2500TM Value Index, rose 7.11% for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

The U.S. economy continued to grow during the year ended December 31, 2014, underpinned in some quarters by manufacturing activity, consumer and business spending, and federal defense spending. Home sales experienced some weakness resulting from reduced inventory, higher mortgage rates and tight credit requirements but began to recover in May as mortgage rates declined. Home prices stayed higher than a year earlier. Retail sales generally improved, supported by job growth and lower gasoline prices in the latter part of 2014. The unemployment rate declined to 5.6% in December 2014 from 6.7% in December 2013.2 Inflation, as measured by the Consumer Price Index, remained low.

In January 2014, the U.S. Federal Reserve Board (Fed) began reducing its large-scale bond purchases $10 billion a month and ended the buying program in October. But it continued its practice of maintaining holdings of longer term securities at sizable levels. The Fed believed underlying economic strength could support ongoing progress in labor market conditions. The Fed also noted that although inflation might remain low in the near term, the likelihood of inflation running persistently below 2% had diminished. Toward period-end, the Fed stated that it could be patient with regard to raising interest rates and that the interest rate might not rise for at least a couple of meetings, possibly implying at least the first two meetings of 2015.

Investor confidence grew during the period as corporate profits rose and the economy generally strengthened. The market endured sell-offs when many investors reacted to political instability in certain emerging markets, crises in Ukraine and the Middle East, weakness in Europe and Japan, and moderating economic data in China. U.S. stocks rose overall for the 12 months under review as the Standard & Poor’s® 500 Index and Dow Jones Industrial Average reached all-time highs.3

Investment Strategy

We generally invest in stocks that we believe are undervalued and have the potential for capital appreciation. We consider a stock price a “value” when it trades at less than the price at which we believe it would trade if the market reflected all factors relating to the company’s worth. Accordingly, we invest in companies that we believe have, for example, stock prices that are low relative to current or historical or future earnings, book value, cash flow or sales; recent sharp price declines but the potential for good long-term earnings prospects; and valuable intangibles not reflected in the stock price. Companies in which we may invest include those that may be considered out of favor, such as companies attempting to recover from bankruptcy, business setbacks, adverse events or cyclical downturns, or that may be considered potential takeover targets.

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

3. Please see Index Descriptions following the Fund Summaries.

FSV-2	Annual Report

FRANKLIN SMALL CAP VALUE VIP FUND

Manager’s Discussion

Contributors to absolute Fund performance included Trinity Industries, Protective Life and STERIS. Trinity Industries, a railcar manufacturer, experienced increased demand for railcars to transport oil, commodities and autos resulting from rising energy and auto production, and a positive response to asset sales and acquisitions. Protective Life, a life insurance company, was the subject of an all cash takeover by Dai-ichi Life Insurance at a 34% premium to Protective’s then share price. STERIS, a manufacturer and supplier of sterilization products and services primarily for the health care industry, reported earnings growth driven by increased organic demand and the benefit from prior acquisitions. In addition, the company was also expected to benefit from a sizable strategic acquisition anticipated to be completed in 2015.

Detractors from absolute Fund performance included Civeo, Unit Corp. and Tidewater. Civeo, a spin-off of Fund holding Oil States International, is a leading provider of lodging and related services tied mostly to oil exploration and production and mining companies in Canada and Australia. The stock was negatively impacted by substantially lower-than-expected earnings guidance because of an uncertain contracting environment as oil and other commodity prices came under pressure. Unit Corp., an onshore oil and gas exploration, production and drilling services provider, was negatively impacted by the precipitous drop in energy prices that began in mid-2014. Tidewater suffered from a sharp decline in oil prices, weaker-than-expected deepwater day rates and higher maintenance expenses.

During the period, we initiated new positions including Axiall, a chemicals and building products manufacturer; Maple Leaf Foods, a packaged consumer foods manufacturer; Minerals Technologies, a global producer of value-added specialty minerals; GrainCorp, a grain products and services provider; and Gerresheimer, a glass and plastics maker for the pharmaceuticals industry. We also added to our holdings in Sensient Technologies, a color, flavor and fragrance manufacturer; H.B. Fuller, an industrial adhesive producer; and Enersys, an industrial battery manufacturer; among others.

We eliminated positions including the aforementioned Trinity Industries and Protective Life, Harman International Industries, Autoliv and Atwood Oceanics, among others. Some holdings

Annual Report	FSV-3

FRANKLIN SMALL CAP VALUE VIP FUND

we reduced included Reliance Steel & Aluminum, Steel Dynamics and EnPro Industries, among others. The acquisition of Schawk by Matthews International was announced at a 36% premium to Schawk’s then share price, and we sold our position before the deal was completed.

Thank you for your participation in Franklin Small Cap Value VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings
12/31/14
Company Sector/Industry	% of Total Net Assets
Sensient Technologies Corp. Materials	2.7%
Thor Industries Inc. Automobiles & Components	2.5%
La-Z-Boy Inc. Consumer Durables & Apparel	2.2%
STERIS Corp. Health Care Equipment & Services	2.2%
Group 1 Automotive Inc. Retailing	2.2%
StanCorp Financial Group Inc. Insurance	2.1%
Axiall Corp. Materials	2.1%
RPM International Inc. Materials	2.1%
H.B. Fuller Co. Materials	2.0%
Regal-Beloit Corp. Electrical Equipment	1.9%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FSV-4	Annual Report

FRANKLIN SMALL CAP VALUE VIP FUND

Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Fund-Level Expenses Incurred During Period* 7/1/14–12/31/14
Actual	$1,000	$961.30	$4.89
Hypothetical (5% return before expenses)	$1,000	$1,020.21	$5.04

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 4 shares (0.99%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report	FSV-5

SUPPLEMENT DATED OCTOBER 1, 2014

TO THE PROSPECTUSES DATED MAY 1, 2014

OF

FRANKLIN SMALL CAP VALUE VIP FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.  The Fund Summary “Portfolio Managers” section beginning on page FSV-S4 is revised to remove reference to William J. Lippman and revise Donald G. Taylor’s biography to the following:

Portfolio Managers

STEVEN B. RAINERI Portfolio Manager of Advisory Services and portfolio manager of the Fund since 2012.

DONALD G. TAYLOR, CPA President and Chief Investment Officer of Advisory Services and portfolio manager of the Fund since inception (1998).

BRUCE C. BAUGHMAN, CPA Senior Vice President of Advisory Services and portfolio manager of the Fund since inception (1998).

II.  The portfolio management team in the “Fund Details – Management” section beginning on page FSV-D4 is revised to remove reference to William J. Lippman and revise Donald G. Taylor’s title to the following:

The Fund is managed by a team of dedicated professionals focused on investments of small cap value companies. The portfolio managers of the team are as follows:

STEVEN B. RAINERI Portfolio Manager of Advisory Services	Mr. Raineri has been a co-lead portfolio manager of the Fund since 2012. He joined Franklin Templeton Investments in 2005. Mr. Raineri, as co-lead portfolio manager of the Fund, has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. Mr. Baughman and Mr. Taylor provide support to the lead portfolio manager(s) of the Fund as needed.

DONALD G. TAYLOR, CPA President and Chief Investment Officer of Advisory Services	Mr. Taylor has been a portfolio manager of the Fund since its inception (1998). He joined Franklin Templeton Investments in 1996.

BRUCE C. BAUGHMAN, CPA Senior Vice President of Advisory Services	Mr. Baughman has been a portfolio manager of the Fund since its inception (1998). He joined Franklin Templeton Investments in 1988.

Please keep this supplement with your prospectus for future reference.

FSV-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Small Cap Value VIP Fund

	Year Ended December 31,
	2014	2013	2012		2011	2010
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$24.54	$18.58	$15.82		$16.55	$13.00

Income from investment operations[a]:

Net investment income[b]	0.19	0.19	0.29	[c]	0.16	0.14

Net realized and unrealized gains (losses)	0.06	6.45	2.64		(0.74)	3.54

Total from investment operations	0.25	6.64	2.93		(0.58)	3.68

Less distributions from:

Net investment income	(0.20)	(0.32)	(0.17)		(0.15)	(0.13)

Net realized gains	(1.78)	(0.36)	—		—	—

Total distributions	(1.98)	(0.68)	(0.17)		(0.15)	(0.13)

Net asset value, end of year	$22.81	$24.54	$18.58		$15.82	$16.55

Total return[d]	0.88%	36.50%	18.75%		(3.53)%	28.49%

Ratios to average net assets

Expenses	0.63% [e]	0.63%	0.67%		0.66%	0.67%

Net investment income	0.82%	0.90%	1.70%	[c]	1.02%	0.98%

Supplemental data

Net assets, end of year (000’s)	$57,843	$62,408	$40,133		$39,374	$47,300

Portfolio turnover rate	19.45%	10.44%	5.84%		14.39%	15.92%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.10%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance

Products Trust serves as an underlying investment vehicle.

eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	FSV-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value VIP Fund (continued)

	Year Ended December 31,
	2014	2013	2012		2011	2010
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$24.07	$18.23	$15.53		$16.25	$12.77

Income from investment operations[a]:

Net investment income[b]	0.13	0.14	0.24	[c]	0.12	0.10

Net realized and unrealized gains (losses)	0.05	6.34	2.59		(0.73)	3.48

Total from investment operations	0.18	6.48	2.83		(0.61)	3.58

Less distributions from:

Net investment income	(0.15)	(0.28)	(0.13)		(0.11)	(0.10)

Net realized gains	(1.78)	(0.36)	—		—	—

Total distributions	(1.93)	(0.64)	(0.13)		(0.11)	(0.10)

Net asset value, end of year	$22.32	$24.07	$18.23		$15.53	$16.25

Total return[d]	0.57%	36.24%	18.39%		(3.76)%	28.22%

Ratios to average net assets

Expenses	0.88% [e]	0.88%	0.92%		0.91%	0.92%

Net investment income	0.57%	0.65%	1.45%	[c]	0.77%	0.73%

Supplemental data

Net assets, end of year (000’s)	$1,445,325	$1,606,802	$1,286,573		$1,211,168	$1,362,292

Portfolio turnover rate	19.45%	10.44%	5.84%		14.39%	15.92%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.85%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

FSV-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value VIP Fund (continued)

	Year Ended December 31,
	2014	2013	2012		2011	2010
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$24.37	$18.44	$15.71		$16.44	$12.92

Income from investment operations[a]:

Net investment income[b]	0.11	0.12	0.22	[c]	0.11	0.09

Net realized and unrealized gains (losses)	0.05	6.42	2.63		(0.75)	3.53

Total from investment operations	0.16	6.54	2.85		(0.64)	3.62

Less distributions from:

Net investment income	(0.12)	(0.25)	(0.12)		(0.09)	(0.10)

Net realized gains	(1.78)	(0.36)	—		—	—

Total distributions	(1.90)	(0.61)	(0.12)		(0.09)	(0.10)

Net asset value, end of year	$22.63	$24.37	$18.44		$15.71	$16.44

Total return[d]	0.48%	36.12%	18.27%		(3.87)%	28.14%

Ratios to average net assets

Expenses	0.98% [e]	0.98%	1.02%		1.01%	1.02%

Net investment income	0.47%	0.55%	1.35%	[c]	0.67%	0.63%

Supplemental data

Net assets, end of year (000’s)	$30,452	$35,936	$32,424		$34,284	$39,075

Portfolio turnover rate	19.45%	10.44%	5.84%		14.39%	15.92%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.75%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	FSV-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2014

Franklin Small Cap Value VIP Fund
		Shares	Value
	Common Stocks 96.7%
	Aerospace & Defense 1.8%
	AAR Corp.	984,700	$27,354,966

	Automobiles & Components 5.1%
a	Drew Industries Inc.	223,800	11,429,466
	Gentex Corp.	587,300	21,219,149
	Thor Industries Inc.	680,900	38,041,883
	Winnebago Industries Inc.	331,200	7,206,912

			77,897,410

	Banks 2.8%
	Chemical Financial Corp.	398,954	12,223,951
	EverBank Financial Corp.	367,152	6,997,917
	OFG Bancorp. (Puerto Rico)	602,000	10,023,300
	Peoples Bancorp Inc.	158,000	4,096,940
	TrustCo Bank Corp. NY	1,388,700	10,081,962

			43,424,070

	Building Products 4.8%
	Apogee Enterprises Inc.	424,700	17,994,539
a	Gibraltar Industries Inc.	842,300	13,695,798
	Simpson Manufacturing Co. Inc.	433,400	14,995,640
	Universal Forest Products Inc.	504,700	26,850,040

			73,536,017

	Commercial & Professional Services 2.3%
	Civeo Corp.	562,400	2,311,464
	McGrath RentCorp	399,318	14,319,543
	MSA Safety Inc.	357,113	18,959,129

			35,590,136

	Construction & Engineering 3.0%
	EMCOR Group Inc.	367,400	16,345,626
	Granite Construction Inc.	775,000	29,465,500

			45,811,126

	Consumer Durables & Apparel 5.0%
	Brunswick Corp.	445,000	22,810,700
a	Helen of Troy Ltd.	17,700	1,151,562
	Hooker Furniture Corp.	445,000	7,640,650
	La-Z-Boy Inc.	1,281,100	34,384,724
a	M/I Homes Inc.	435,900	10,008,264

			75,995,900

	Electrical Equipment 4.5%
	EnerSys	254,210	15,689,841
	Franklin Electric Co. Inc.	389,264	14,609,078
	Powell Industries Inc.	195,000	9,568,650
	Regal-Beloit Corp.	397,000	29,854,400

			69,721,969

	Energy 7.6%
	Bristow Group Inc.	442,300	29,098,917
	Energen Corp.	220,000	14,027,200
a	Helix Energy Solutions Group Inc.	631,200	13,697,040
	Hunting PLC (United Kingdom)	706,900	5,856,306

FSV-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Small Cap Value VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Energy (continued)
a	Oil States International Inc.	299,900	$14,665,110
	Rowan Cos. PLC	529,000	12,336,280
	Tidewater Inc.	202,800	6,572,748
a	Unit Corp.	577,900	19,706,390

			115,959,991

	Food, Beverage & Tobacco 2.6%
	GrainCorp Ltd. (Australia)	1,725,000	11,619,816
	Maple Leaf Foods Inc. (Canada)	1,699,600	28,496,200

			40,116,016

	Health Care Equipment & Services 4.9%
	Hill-Rom Holdings Inc.	344,000	15,693,280
	STERIS Corp.	530,000	34,370,500
	Teleflex Inc.	211,800	24,318,876

			74,382,656

	Industrial Conglomerates 1.8%
	Carlisle Cos. Inc.	308,900	27,875,136

	Insurance 9.5%
	Arthur J. Gallagher & Co.	168,200	7,918,856
	Aspen Insurance Holdings Ltd.	538,700	23,578,899
	Assurant Inc.	51,800	3,544,674
	The Hanover Insurance Group Inc.	345,000	24,605,400
	HCC Insurance Holdings Inc.	188,200	10,072,464
	Montpelier Re Holdings Ltd.	413,800	14,822,316
	Old Republic International Corp.	1,075,900	15,740,417
	StanCorp Financial Group Inc.	467,400	32,652,564
	Validus Holdings Ltd.	317,800	13,207,768

			146,143,358

	Machinery 10.0%
	Astec Industries Inc.	523,800	20,590,578
	Briggs & Stratton Corp.	410,200	8,376,284
a	EnPro Industries Inc.	245,000	15,376,200
	Hillenbrand Inc.	545,200	18,809,400
	Kennametal Inc.	228,500	8,178,015
	Lincoln Electric Holdings Inc.	272,700	18,840,843
b	Lindsay Corp.	166,000	14,232,840
	Mueller Industries Inc.	712,200	24,314,508
a	Wabash National Corp.	1,726,900	21,344,484
	Watts Water Technologies Inc., A	55,000	3,489,200

			153,552,352

	Materials 16.8%
	A. Schulman Inc.	601,466	24,377,417
	Allegheny Technologies Inc.	120,000	4,172,400
	AptarGroup Inc.	65,000	4,344,600
	Axiall Corp.	752,900	31,975,663
	Cabot Corp.	506,800	22,228,248
	Carpenter Technology Corp.	493,500	24,304,875
	H.B. Fuller Co.	677,700	30,177,981
	Minerals Technologies Inc.	262,900	18,258,405

Annual Report	FSV-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Small Cap Value VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Materials (continued)
	Reliance Steel & Aluminum Co.	119,900	$7,346,273
	RPM International Inc.	620,000	31,440,200
	Sensient Technologies Corp.	681,500	41,121,710
	Steel Dynamics Inc.	551,500	10,886,610
	Stepan Co.	181,400	7,270,512

			257,904,894

	Pharmaceuticals, Biotechnology & Life Sciences 0.6%
	Gerresheimer AG (Germany)	167,421	9,105,944

	Real Estate 0.0%†
	Excel Trust Inc.	12,000	160,680

	Retailing 8.9%
	Brown Shoe Co. Inc.	800,000	25,720,000
	The Cato Corp., A	438,600	18,500,148
a	Genesco Inc.	261,908	20,067,391
	Group 1 Automotive Inc.	373,600	33,482,032
	The Men’s Wearhouse Inc.	517,000	22,825,550
a	The Pep Boys - Manny, Moe & Jack	837,100	8,220,322
a	West Marine Inc.	610,700	7,890,244

			136,705,687

	Semiconductors & Semiconductor Equipment 0.6%
	Cohu Inc.	736,000	8,758,400

	Technology Hardware & Equipment 2.0%
a	Ingram Micro Inc., A	507,100	14,016,244
a	Multi-Fineline Electronix Inc.	140,400	1,576,692
a	Rofin-Sinar Technologies Inc.	508,700	14,635,299

			30,228,235

	Trading Companies & Distributors 0.7%
	Applied Industrial Technologies Inc.	251,200	11,452,208

	Transportation 1.4%
a	Genesee & Wyoming Inc.	126,377	11,363,820
	SkyWest Inc.	714,800	9,492,544

			20,856,364

	Total Common Stocks (Cost $974,309,478)		1,482,533,515

		Principal Amount
	Corporate Bonds (Cost $7,669,460) 0.4%
	Energy 0.4%
	Unit Corp., senior sub. note, 6.625%, 5/15/21	$7,944,000	7,149,600

	Total Investments before Short Term Investments (Cost $981,978,938)		1,489,683,115

		Shares
	Short Term Investments 3.9%
	Money Market Funds (Cost $43,920,522) 2.9%
a,c	Institutional Fiduciary Trust Money Market Portfolio	43,920,522	43,920,522

FSV-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Small Cap Value VIP Fund (continued)

		Principal Amount	Value
d	Investments from Cash Collateral Received for Loaned Securities 1.0%
e	Joint Repurchase Agreements 1.0%
	Barclays Capital Inc., 0.05%, 1/02/15 (Maturity Value $3,477,439)	$3,477,429	$3,477,429
	Collateralized by U.S. Treasury Notes, 1.50% - 2.125%, 8/31/18 - 6/30/21 (valued at $3,546,978)
	BNP Paribas Securities Corp., 0.05%, 1/02/15 (Maturity Value $3,477,439)	3,477,429	3,477,429
	Collateralized by U.S. Treasury Notes, 1.00% - 2.00%, 11/30/19 - 11/15/21 (valued at $3,546,978)
	Citigroup Global Markets Inc., 0.06%, 1/02/15 (Maturity Value $732,062)	732,060	732,060

Collateralized by [f]U.S. Treasury Bill, 5/07/15; U.S. Treasury Bonds, 2.75% - 9.25%, 2/15/16 - 8/15/43; U.S. Treasury Bonds, Index Linked, 0.625% - 3.625%, 1/15/26 - 2/15/43; U.S. Treasury Notes, 0.25% - 3.375%, 1/31/15 - 11/30/19; U.S. Treasury Notes, Index Linked, 0.50% - 2.625%, 4/15/15 - 7/15/20; and U.S. Treasury Strips, 11/15/15 - 5/15/44 (valued at $746,701)

	HSBC Securities (USA) Inc., 0.06%, 1/02/15 (Maturity Value $3,477,441)	3,477,429	3,477,429

Collateralized by U.S. Government Agency Securities, 0.25% - 7.25%, 10/15/15 - 7/15/32; U.S. Government Agency Securities, zero cpn., 12/01/15 - 3/17/31; and U.S. Government Agency Strips, 1/15/15 - 4/15/30 (valued at $3,546,986)

	RBC Capital Markets LLC, 0.06%, 1/02/15 (Maturity Value $3,477,441)	3,477,429	3,477,429

Collateralized by [f]U.S. Treasury Bill, 10/15/15; U.S. Treasury Bonds, 3.00% - 6.25%, 8/15/23 - 11/15/44; U.S. Treasury Bonds, Index Linked, 0.125% - 2.125%, 4/15/17 - 2/15/41; U.S. Treasury Notes, 0.25% - 2.125%, 7/31/15 - 11/30/21; U.S. Treasury Notes, Index Linked, 0.625% - 1.875%, 7/15/15 - 7/15/21; and U.S. Treasury Strips, 2/15/15 - 5/15/44 (valued at $3,546,979)

	Total Joint Repurchase Agreements (Cost $14,641,776)		14,641,776

	Total Investments (Cost $1,040,541,236) 101.0%		1,548,245,413
	Other Assets, less Liabilities (1.0)%		(14,625,401)

	Net Assets 100.0%		$1,533,620,012

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bA portion or all of the security is on loan at December 31, 2014. See Note 1(d).

cSee Note 3(e) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

dSee Note 1(d) regarding securities on loan.

eSee Note 1(c) regarding joint repurchase agreements.

fThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements. | Annual Report	FSV-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2014

Franklin Small Cap Value VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$981,978,938
Cost - Sweep Money Fund (Note 3e)	43,920,522
Cost - Repurchase agreements	14,641,776

Total cost of investments	$1,040,541,236

Value - Unaffiliated issuers	$1,489,683,115
Value - Sweep Money Fund (Note 3e)	43,920,522
Value - Repurchase agreements	14,641,776

Total value of investments (includes securities loaned in the amount of $14,224,266)	1,548,245,413
Receivables:
Investment securities sold	1,476,033
Capital shares sold	179,797
Dividends and interest	1,494,602
Other assets	141

Total assets	1,551,395,986

Liabilities:
Payables:
Investment securities purchased	161,379
Capital shares redeemed	1,231,588
Management fees	784,556
Distribution fees	621,178
Payable upon return of securities loaned	14,641,776
Accrued expenses and other liabilities	335,497

Total liabilities	17,775,974

Net assets, at value	$1,533,620,012

Net assets consist of:
Paid-in capital	$812,435,237
Undistributed net investment income	8,474,380
Net unrealized appreciation (depreciation)	507,704,177
Accumulated net realized gain (loss)	205,006,218

Net assets, at value	$1,533,620,012

FSV-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2014

Franklin Small Cap Value VIP Fund

Class 1:
Net assets, at value	$57,843,144

Shares outstanding	2,536,210

Net asset value and maximum offering price per share	$22.81

Class 2:
Net assets, at value	$1,445,325,278

Shares outstanding	64,742,832

Net asset value and maximum offering price per share	$22.32

Class 4:
Net assets, at value	$30,451,590

Shares outstanding	1,345,369

Net asset value and maximum offering price per share	$22.63

The accompanying notes are an integral part of these financial statements. | Annual Report	FSV-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2014

Franklin Small Cap Value VIP Fund
Investment income:
Dividends	$22,275,512
Interest	56,037
Income from securities loaned	854,179

Total investment income	23,185,728

Expenses:
Management fees (Note 3a)	9,088,117
Administrative fees (Note 3b)	596,175
Distribution fees: (Note 3c)
Class 2	3,773,855
Class 4	112,514
Custodian fees (Note 4)	17,703
Reports to shareholders	383,800
Professional fees	55,193
Trustees’ fees and expenses	6,472
Other	25,168

Total expenses	14,058,997
Expense reductions (Note 4)	(178)
Expenses waived/paid by affiliates (Note 3e)	(40,012)

Net expenses	14,018,807

Net investment income	9,166,921

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	205,096,961
Foreign currency transactions	(126,767)

Net realized gain (loss)	204,970,194

Net change in unrealized appreciation (depreciation) on investments	(206,772,254)

Net realized and unrealized gain (loss)	(1,802,060)

Net increase (decrease) in net assets resulting from operations	$7,364,861

FSV-16	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Small Cap Value VIP Fund
	Year Ended December 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$9,166,921	$10,009,153
Net realized gain (loss) from investments and foreign currency transactions	204,970,194	119,472,862
Net change in unrealized appreciation (depreciation) on investments	(206,772,254)	344,133,096

Net increase (decrease) in net assets resulting from operations	7,364,861	473,615,111

Distributions to shareholders from:
Net investment income:
Class 1	(493,372)	(615,112)
Class 2	(9,349,846)	(18,772,536)
Class 4	(160,210)	(406,547)
Net realized gains:
Class 1	(4,292,308)	(681,161)
Class 2	(112,743,662)	(24,226,581)
Class 4	(2,435,910)	(585,151)

Total distributions to shareholders	(129,475,308)	(45,287,088)

Capital share transactions: (Note 2)
Class 1	(206,770)	7,328,882
Class 2	(46,032,420)	(83,608,654)
Class 4	(3,176,134)	(6,031,999)

Total capital share transactions	(49,415,324)	(82,311,771)

Net increase (decrease) in net assets	(171,525,771)	346,016,252
Net assets:
Beginning of year	1,705,145,783	1,359,129,531

End of year	$1,533,620,012	$1,705,145,783

Undistributed net investment income included in net assets:
End of year	$8,474,380	$9,437,652

The accompanying notes are an integral part of these financial statements. | Annual Report	FSV-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Small Cap Value VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Small Cap Value VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2014, Franklin Small Cap Value Securities Fund was renamed Franklin Small Cap Value VIP Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating

FSV-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default

Annual Report	FSV-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c. Joint Repurchase Agreement (continued)

by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2014.

d. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in joint repurchase agreements as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income recorded on the ex-dividend date except for certain foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FSV-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2014		2013
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	175,851	$4,068,553	854,519	$17,437,814
Shares issued in reinvestment of distributions	206,102	4,785,680	64,172	1,296,273
Shares redeemed	(388,575)	(9,061,003)	(536,406)	(11,405,205)

Net increase (decrease)	(6,622)	$(206,770)	382,285	$7,328,882

Class 2 Shares:
Shares sold	5,020,152	$113,569,546	6,730,565	$138,529,743
Shares issued in reinvestment of distributions	5,364,390	122,093,507	2,167,294	42,999,117
Shares redeemed	(12,408,353)	(281,695,473)	(12,704,970)	(265,137,514)

Net increase (decrease)	(2,023,811)	$(46,032,420)	(3,807,111)	$(83,608,654)

Class 4 Shares:
Shares sold	176,245	$3,946,345	205,689	$4,293,023
Shares issued on reinvestment of distributions	112,435	2,596,120	49,338	991,698
Shares redeemed	(418,040)	(9,718,599)	(538,222)	(11,316,720)

Net increase (decrease)	(129,360)	$(3,176,134)	(283,195)	$(6,031,999)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report	FSV-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

3. Transactions With Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.635%	Over $200 million, up to and including $700 million
0.600%	Over $700 million, up to and including $1.2 billion
0.575%	Over $1.2 billion, up to and including $1.3 billion
0.475%	In excess of $1.3 billion

Effective May 1, 2014, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2014, the Fund paid fees to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $200 million
0.500%	Over $200 million, up to and including $1.3 billion
0.400%	In excess of $1.3 billion

b. Administrative Fees

Effective May 1, 2014, under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Prior to May 1, 2014, the Fund paid administrative fees to FT Services of based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FSV-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

e. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted on the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2014, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$16,187,412	$19,794,195
Long term capital gain	113,287,896	25,492,893

	$129,475,308	$45,287,088

At December 31, 2014, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,041,186,367

Unrealized appreciation	$543,172,981
Unrealized depreciation	(36,113,935)

Net unrealized appreciation (depreciation)	$507,059,046

Undistributed ordinary income	$11,864,222
Undistributed long term capital gains	202,261,508

Distributable earnings	$214,125,730

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of passive foreign investment company shares.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2014, aggregated $302,369,904 and $449,603,046 respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. The Borrowers expect to renew the Global Credit Facility for a total of $2 billion effective February 13, 2015, which matures on February 12, 2016.

Annual Report	FSV-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small Cap Value VIP Fund (continued)

7. Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a]	$1,482,533,515	$—	$—	$1,482,533,515
Corporate Bonds	—	7,149,600	—	7,149,600
Short Term Investments	43,920,522	14,641,776	—	58,562,298

Total Investments in Securities	$1,526,454,037	$21,791,376	$—	$1,548,245,413

aFor detailed categories, see the accompanying Statement of Investments.

9. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Franklin Small Cap Value VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Small Cap Value VIP Fund (the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 13, 2015

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Small Cap Value VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $113,287,896 as a long term capital gain dividend for the fiscal year ended December 31, 2014.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2014.

FSV-26	Annual Report

Franklin Small-Mid Cap Growth VIP Fund

(Formerly, Franklin Small-Mid Cap Growth Securities Fund)

This annual report for Franklin Small-Mid Cap Growth VIP Fund covers the fiscal year ended December 31, 2014.

Class 4 Performance Summary as of December 31, 2014

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/14	1-Year	5-Year	10-Year
Average Annual Total Return	+7.39%	+14.75%	+7.67%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not have a 12b-1 fee expense. Since 2/29/08 (effective date), the average annual total return of Class 4 shares was +9.52%. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/05–12/31/14)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Russell Midcap® Growth Index and the Standard & Poor’s® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

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FRANKLIN SMALL-MID CAP GROWTH VIP FUND

Fund Goal and Main Investments

Franklin Small-Mid Cap Growth VIP Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of small capitalization and mid-capitalization companies. For this Fund, small cap companies are those within the market capitalization range of companies in the Russell 2500TM Index at the time of purchase, and midcap companies are those within the market capitalization range of companies in the Russell Midcap® Index at the time of purchase.1

Fund Risks

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized or relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risk of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s narrow benchmark, the Russell Midcap® Growth Index, generated a total return of +11.90%, and its broad benchmark, the S&P 500, produced a +13.69% total return for the same period.2

Economic and Market Overview

The U.S. economy continued to grow during the year ended December 31, 2014, underpinned in some quarters by manufacturing activity, consumer and business spending, and federal defense spending. Home sales experienced some weakness resulting from reduced inventory, higher mortgage rates and tight credit requirements but began to recover in May as mortgage rates declined. Home prices stayed higher than a year earlier. Retail sales generally improved, supported by job growth and lower gasoline prices in the latter part of 2014. The unemployment rate declined to 5.6% in December 2014 from 6.7% in December 2013.3 Inflation, as measured by the Consumer Price Index, remained low.

In January 2014, the U.S. Federal Reserve Board (Fed) began reducing its large-scale bond purchases $10 billion a month and ended the buying program in October. But it continued its practice of maintaining holdings of longer term securities at sizable levels. The Fed believed underlying economic strength could support ongoing progress in labor market conditions. The Fed also noted that although inflation might remain low in the near term, the likelihood of inflation running persistently below 2% had diminished. Toward period-end, the Fed stated that it could be patient with regard to raising interest rates and that the interest rate might not rise for at least a couple of meetings, possibly implying at least the first two meetings of 2015.

Investor confidence grew during the period as corporate profits rose and the economy generally strengthened. The market endured sell-offs when many investors reacted to political instability in certain emerging markets, crises in Ukraine and the Middle East, weakness in Europe and Japan, and moderating economic data in China. U.S. stocks rose overall for the 12 months under review as the S&P 500 and Dow Jones Industrial Average reached all-time highs.1

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

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FRANKLIN SMALL-MID CAP GROWTH VIP FUND

outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

Most sectors represented in the Fund’s portfolio delivered positive returns and contributed to absolute performance during the 12 months under review. Relative to the Russell Midcap® Growth Index, key contributors included stock selection in information technology (IT) and an overweighting in health care.

In the IT sector, top contributors included our off-benchmark investment in Netherlands-based, integrated circuit manufacturer NXP Semiconductors and position in Singapore-based, analog semiconductor devices manufacturer Avago Technologies. NXP Semiconductors generated better-than-expected earnings, driven by product revenue growth and cost control. Additionally, NXP benefited from company-specific product cycles and strong demand trends from certain customers and expected to experience seasonality in certain business segments. Avago Technologies acquired storage and networking semiconductor developer LSI in May 2014 to position itself as a diversified semiconductor market leader. The combined businesses helped Avago significantly increase its revenues, driven by the wireless communications and enterprise storage segments, and deliver stronger-than-expected fiscal-year 2014 revenues and earnings.

Among the Fund’s health care holdings, our position in hospitals and health care facilities operator HCA Holdings and off-benchmark investment in medical technology company CareFusion aided relative results. HCA benefited from health care reform and an increase in hospital admissions, which helped it deliver better-than-expected results. The company’s higher full-year 2014 earnings guidance and share repurchase program also supported its stock performance. CareFusion’s share price surged after medical equipment supplier Becton, Dickinson & Co. announced an agreement to acquire the company to improve its role in providing drug management and patient safety services to hospitals. We closed our position after the acquisition announcement.

Other notable individual contributors included positions in athletic apparel and footwear manufacturer Under Armour and discount airline operator Spirit Airlines. Under Armour reported solid quarterly revenues and raised guidance for full year 2014 as footwear demand and international sales gained momentum. Spirit Airlines continued to report stronger-than-expected earnings results, supported by flight volume growth and improved operational performance. Also supporting its stock price were a share repurchase program, falling crude oil prices and an award for fuel efficiency.

In contrast, key detractors from the Fund’s relative performance included stock selection in the consumer discretionary and industrials sectors.

Among the Fund’s consumer discretionary holdings, notable detractors included our off-benchmark investment in Wolverine World Wide, a designer and manufacturer of branded footwear, apparel and accessories, as well as positions in GNC Holdings, a specialty retailer of health and wellness products, and Dick’s Sporting Goods, a sports and fitness retailer. Wolverine World Wide’s share price fell in January 2014 after the company said it expected international efforts for newly acquired brands to

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FRANKLIN SMALL-MID CAP GROWTH VIP FUND

Top 10 Holdings
12/31/14
Company Sector/Industry	% of Total Net Assets
NXP Semiconductors NV (Netherlands) Information Technology	1.5%
AMETEK Inc. Industrials	1.4%
Affiliated Managers Group Inc. Financials	1.4%
HCA Holdings Inc. Health Care	1.4%
Perrigo Co. PLC Health Care	1.3%
Intercontinental Exchange Inc. Financials	1.3%
Jarden Corp. Consumer Discretionary	1.3%
Robert Half International Inc. Industrials	1.2%
Signature Bank Financials	1.2%
Chipotle Mexican Grill Inc. Consumer Discretionary	1.2%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

begin showing results only in the latter half of the year. Shares began to recover in 2014’s second half after the company improved its earnings and unveiled a plan to close approximately 140 stores in 2014 and 2015 to optimize its operations. GNC’s shares suffered in the first half of 2014, and we closed our position in the company. Dick’s Sporting Goods’ share price declined after the company reported weakness in its golf and hunting businesses. However, the company reported better results later in the year aided by its golf business restructuring and strong results from other categories, particularly women’s and youth apparel.

In the industrials sector, key detractors included our position in Flowserve, a provider of flow control products and services for the global infrastructure markets. Although Flowserve delivered healthy earnings in the first half of the year, its revenues declined in the third quarter, resulting largely from project delays by some customers, unfavorable foreign currency exchange rates and costs related to its divestment of a Russia-focused business.

Key individual detractors included our new, off-benchmark investment in Rex Energy and new position in Concho Resources. These independent oil and gas companies, along with other energy companies, were negatively affected by a sharp decline in crude oil prices in 2014, resulting from excess supply and weak global demand growth.

Thank you for your participation in Franklin Small-Mid Cap Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN SMALL-MID CAP GROWTH VIP FUND

Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Fund-Level Expenses Incurred During Period* 7/1/14–12/31/14
Actual	$1,000	$1,019.90	$5.85
Hypothetical (5% return before expenses)	$1,000	$1,019.41	$5.85

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Funds Class 4 shares (1.15%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Small-Mid Cap Growth VIP Fund

	Year Ended December 31,
	2014	2013	2012	2011	2010
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$28.38	$21.87	$21.19	$22.21	$17.36

Income from investment operations[a]:

Net investment income (loss)[b]	(0.07)	(0.09)	(0.01)[c]	(0.05)	(0.01)

Net realized and unrealized gains (losses)	2.04	8.19	2.27	(0.97)	4.86

Total from investment operations	1.97	8.10	2.26	(1.02)	4.85

Less distributions from net realized gains	(5.40)	(1.59)	(1.58)	—	—

Net asset value, end of year	$24.95	$28.38	$21.87	$21.19	$22.21

Total return[d]	7.78%	38.50%	11.12%	(4.59)%	27.94%

Ratios to average net assets

Expenses	0.80% [e]	0.80% [f]	0.80%	0.79%	0.79%

Net investment income (loss)	(0.29)%	(0.35)%	(0.03)% [c]	(0.21)%	(0.07)%

Supplemental data

Net assets, end of year (000’s)	$99,803	$98,020	$75,977	$76,384	$89,826

Portfolio turnover rate	48.73%	42.77%	41.44%	45.00%	46.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.16)%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

	Year Ended December 31,
	2014	2013	2012	2011	2010
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$27.16	$21.04	$20.49	$21.54	$16.87

Income from investment operations[a]:

Net investment income (loss)[b]	(0.13)	(0.14)	(0.06)[c]	(0.10)	(0.06)

Net realized and unrealized gains (losses)	1.93	7.85	2.19	(0.95)	4.73

Total from investment operations	1.80	7.71	2.13	(1.05)	4.67

Less distributions from net realized gains	(5.40)	(1.59)	(1.58)	—	—

Net asset value, end of year	$23.56	$27.16	$21.04	$20.49	$21.54

Total return[d]	7.47%	38.15%	10.85%	(4.87)%	27.68%

Ratios to average net assets

Expenses	1.05% [e]	1.05% [f]	1.05%	1.04%	1.04%

Net investment income (loss)	(0.54)%	(0.60)%	(0.28)% [c]	(0.46)%	(0.32)%

Supplemental data

Net assets, end of year (000’s)	$582,772	$660,806	$670,193	$717,086	$939,481

Portfolio turnover rate	48.73%	42.77%	41.44%	45.00%	46.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.41)%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

	Year Ended December 31,
	2014	2013	2012	2011	2010
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$27.72	$21.47	$20.90	$21.98	$17.24

Income from investment operations[a]:

Net investment income (loss)[b]	(0.16)	(0.17)	(0.09)[c]	(0.12)	(0.07)

Net realized and unrealized gains (losses)	1.98	8.01	2.24	(0.96)	4.81

Total from investment operations	1.82	7.84	2.15	(1.08)	4.74

Less distributions from net realized gains	(5.40)	(1.59)	(1.58)	—	—

Net asset value, end of year	$24.14	$27.72	$21.47	$20.90	$21.98

Total return[d]	7.39%	37.99%	10.79%	(4.91)%	27.49%

Ratios to average net assets

Expenses	1.15% [e]	1.15% [f]	1.15%	1.14%	1.14%

Net investment income (loss)	(0.64)%	(0.70)%	(0.38)% [c]	(0.56)%	(0.42)%

Supplemental data

Net assets, end of year (000’s)	$16,384	$19,132	$12,000	$12,664	$15,413

Portfolio turnover rate	48.73%	42.77%	41.44%	45.00%	46.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.51)%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2014

Franklin Small-Mid Cap Growth VIP Fund
		Shares	Value

	Common Stocks 98.6%
	Consumer Discretionary 21.2%
	Advance Auto Parts Inc.	33,400	$5,319,952
	BorgWarner Inc.	105,100	5,775,245
a	Buffalo Wild Wings Inc.	36,400	6,565,832
a	Charter Communications Inc., A	28,200	4,698,684
a	Chipotle Mexican Grill Inc.	12,200	8,351,022
	Dick’s Sporting Goods Inc.	115,200	5,719,680
a	Dollar Tree Inc.	67,300	4,736,574
a	Global Eagle Entertainment Inc.	263,000	3,579,430
a	Grand Canyon Education Inc.	100,400	4,684,664
	Harman International Industries Inc.	62,500	6,669,375
a	IMAX Corp. (Canada)	172,300	5,324,070
a	Jarden Corp.	186,950	8,951,166
b	KB Home	405,300	6,707,715
	L Brands Inc.	61,700	5,340,135
a	Liberty Broadband Corp., C	40,500	2,017,710
	Marriott International Inc., A	104,300	8,138,529
a	MGM Resorts International	262,491	5,612,058
a	Netflix Inc.	18,200	6,217,302
	Nordstrom Inc.	45,200	3,588,428
a	Norwegian Cruise Line Holdings Ltd.	82,800	3,871,728
	Polaris Industries Inc.	13,800	2,087,112
a	Shutterfly Inc.	71,700	2,989,531
a	Tenneco Inc.	126,500	7,161,165
	Tractor Supply Co.	67,500	5,320,350
a	Under Armour Inc., A	69,176	4,697,050
a,b	Wayfair Inc., A	64,700	1,284,295
	Wolverine World Wide Inc.	129,800	3,825,206
	Wynn Resorts Ltd.	25,050	3,726,438
a,b	Zoe’s Kitchen Inc.	111,100	3,323,001
a,b	Zulily Inc.	86,000	2,012,400

			148,295,847

	Consumer Staples 3.4%
a	Boston Beer Inc., A	22,100	6,398,834
a,b	Freshpet Inc.	139,900	2,386,694
a	Monster Beverage Corp.	49,900	5,406,665
a	TreeHouse Foods Inc.	69,100	5,910,123
	Whole Foods Market Inc.	79,200	3,993,264

			24,095,580

	Energy 4.2%
	Cabot Oil & Gas Corp., A	209,800	6,212,178
a	Cheniere Energy Inc.	24,000	1,689,600
a	Concho Resources Inc.	65,600	6,543,600
a	Diamondback Energy Inc.	79,100	4,728,598
	EQT Corp.	73,500	5,563,950
	Oceaneering International Inc.	50,600	2,975,786
a,b	Rex Energy Corp.	257,900	1,315,290

			29,029,002

	Financials 7.4%
a	Affiliated Managers Group Inc.	47,000	9,975,280
	Brown & Brown Inc.	126,300	4,156,533

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value

	Common Stocks (continued)
	Financials (continued)
	Intercontinental Exchange Inc.	42,608	$9,343,508
	Jones Lang LaSalle Inc.	19,100	2,863,663
	Lazard Ltd., A	104,500	5,228,135
	LPL Financial Holdings Inc.	99,200	4,419,360
a	Signature Bank	66,700	8,401,532
	T. Rowe Price Group Inc.	82,800	7,109,208

			51,497,219

	Health Care 20.3%
	Agilent Technologies Inc.	92,500	3,786,950
a	Alnylam Pharmaceuticals Inc.	44,100	4,277,700
a	BioMarin Pharmaceutical Inc.	27,300	2,467,920
a	Catamaran Corp.	118,000	6,106,500
a	Celldex Therapeutics Inc.	178,400	3,255,800
a	Cerner Corp.	100,000	6,466,000
	The Cooper Cos. Inc.	44,900	7,277,841
a	DaVita HealthCare Partners Inc.	83,700	6,339,438
	DENTSPLY International Inc.	109,500	5,833,065
a	DexCom Inc.	52,900	2,912,145
a	Edwards Lifesciences Corp.	34,300	4,369,134
a	Envision Healthcare Holdings Inc.	171,400	5,945,866
a	HCA Holdings Inc.	134,700	9,885,633
a	HeartWare International Inc.	22,106	1,623,243
a	HMS Holdings Corp.	126,000	2,663,640
a	Hologic Inc.	96,800	2,588,432
a	Illumina Inc.	29,300	5,408,194
a	Impax Laboratories Inc.	227,700	7,213,536
a	Incyte Corp.	24,400	1,783,884
a	Insulet Corp.	49,600	2,284,576
a,b	Intercept Pharmaceuticals Inc.	6,100	951,600
a	Karyopharm Therapeutics Inc.	56,913	2,130,254
a,b	Keryx Biopharmaceuticals Inc.	125,100	1,770,165
a	Medivation Inc.	36,846	3,670,230
a	Mettler-Toledo International Inc.	19,500	5,897,970
a	Nevro Corp.	16,300	630,321
	Perrigo Co. PLC	56,385	9,425,317
a	Portola Pharmaceuticals Inc.	27,700	784,464
a	Puma Biotechnology Inc.	6,300	1,192,401
a	Quintiles Transnational Holdings Inc.	136,500	8,035,755
a	Revance Therapeutics Inc.	115,000	1,948,100
a	Sagent Pharmaceuticals Inc.	70,800	1,777,788
	St. Jude Medical Inc.	106,500	6,925,695
a	Tandem Diabetes Care Inc.	113,800	1,445,260
a	Vertex Pharmaceuticals Inc.	25,400	3,017,520

			142,092,337

	Industrials 15.8%
a	The Advisory Board Co.	79,100	3,874,318
	Allegiant Travel Co.	25,292	3,802,146
	AMETEK Inc.	190,000	9,999,700
a	B/E Aerospace Inc.	60,000	3,481,200
a	DigitalGlobe Inc.	193,300	5,986,501

FSC-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value

	Common Stocks (continued)
	Industrials (continued)
	Flowserve Corp.	88,100	$5,271,023
a	Genesee & Wyoming Inc.	55,200	4,963,584
a	HD Supply Holdings Inc.	245,500	7,239,795
a	Hexcel Corp.	140,200	5,816,898
a	IHS Inc., A	66,400	7,561,632
	J.B. Hunt Transport Services Inc.	48,500	4,086,125
	Kansas City Southern	28,400	3,465,652
	L-3 Communications Holdings Inc.	41,600	5,250,336
a	Proto Labs Inc.	72,900	4,895,964
	Robert Half International Inc.	145,300	8,482,614
	Rockwell Automation Inc.	30,900	3,436,080
	Roper Industries Inc.	48,870	7,640,825
a	Spirit Airlines Inc.	93,400	7,059,172
	Towers Watson & Co.	22,500	2,546,325
a	WABCO Holdings Inc.	55,600	5,825,768

			110,685,658

	Information Technology 22.4%
a	Alliance Data Systems Corp.	10,400	2,974,920
a	ANSYS Inc.	43,500	3,567,000
	Applied Materials Inc.	300,600	7,490,952
	Avago Technologies Ltd. (Singapore)	73,400	7,383,306
a	Bottomline Technologies Inc.	109,500	2,768,160
a	Cognex Corp.	158,600	6,554,938
a	CoStar Group Inc.	24,600	4,517,298
a	Demandware Inc.	51,100	2,940,294
a	Electronic Arts Inc.	138,500	6,511,578
	Equinix Inc.	24,883	5,641,723
	Fidelity National Information Services Inc.	50,772	3,158,018
a	FleetCor Technologies Inc.	45,800	6,810,918
a,b	Freescale Semiconductor Ltd.	134,600	3,395,958
a	HomeAway Inc.	113,300	3,374,074
	Intersil Corp., A	404,900	5,858,903
a	JDS Uniphase Corp.	307,600	4,220,272
	Lam Research Corp.	43,500	3,451,290
a	LinkedIn Corp., A	22,700	5,214,417
a,b	Mobileye NV	21,425	868,998
a	NetSuite Inc.	32,500	3,548,025
a	NXP Semiconductors NV (Netherlands)	135,700	10,367,480
a	Pandora Media Inc.	172,600	3,077,458
a	Red Hat Inc.	82,900	5,731,706
a	Semtech Corp.	92,200	2,541,954
a	ServiceNow Inc.	33,800	2,293,330
a,b	Stratasys Ltd.	65,700	5,460,327
a	Trimble Navigation Ltd.	104,300	2,768,122
a	Twitter Inc.	161,500	5,793,005
a	Vantiv Inc., A	104,800	3,554,816
a	VeriFone Systems Inc.	109,100	4,058,520
a	ViaSat Inc.	132,000	8,319,960
a	Workday Inc.	27,900	2,276,919
	Xilinx Inc.	104,800	4,536,792

Annual Report	FSC-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value

	Common Stocks (continued)
	Information Technology (continued)
a	Yelp Inc.	102,100	$5,587,933

			156,619,364

	Materials 3.3%
a	Axalta Coating Systems Ltd.	291,700	7,590,034
	Cytec Industries Inc.	118,600	5,475,762
	H.B. Fuller Co.	93,213	4,150,775
	Martin Marietta Materials Inc.	50,300	5,549,096

			22,765,667

	Utilities 0.6%
a	Calpine Corp.	185,800	4,111,754

	Total Common Stocks (Cost $478,113,747)		689,192,428

	Short Term Investments 5.7%
	Money Market Funds (Cost $12,577,150) 1.8%
a,c	Institutional Fiduciary Trust Money Market Portfolio	12,577,150	12,577,150

d	Investments from Cash Collateral Received for Loaned Securities (Cost $27,805,125) 3.9%
	Money Market Funds 3.9%
e	BNY Mellon Overnight Government Fund, 0.072%	27,805,125	27,805,125

	Total Investments (Cost $518,496,022) 104.3%		729,574,703
	Other Assets, less Liabilities (4.3)%		(30,615,790)

	Net Assets 100.0%		$698,958,913

aNon-income producing.

bA portion or all of the security is on loan at December 31, 2014. See Note 1(c).

cSee Note 3(e) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

dSee Note 1(c) regarding securities on loan.

eThe rate shown is the annualized seven-day yield at period end.

FSC-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2014

Franklin Small-Mid Cap Growth VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$505,918,872
Cost - Sweep Money Fund (Note 3e)	12,577,150

Total cost of investments	$518,496,022

Value - Unaffiliated issuers	$716,997,553
Value - Sweep Money Fund (Note 3e)	12,577,150

Total value of investments (includes securities loaned in the amount of $27,364,211)	729,574,703
Receivables:
Investment securities sold	1,355,508
Capital shares sold	120,400
Dividends and interest	186,182
Due from brokers	1,362,150
Other assets	352

Total assets	732,599,295

Liabilities:
Payables:
Investment securities purchased	2,829,872
Capital shares redeemed	455,764
Management fees	457,653
Distribution fees	255,175
Funds advanced by custodian	1,634,580
Payable upon return of securities loaned	27,805,125
Accrued expenses and other liabilities	202,213

Total liabilities	33,640,382

Net assets, at value	$698,958,913

Net assets consist of:
Paid-in capital	$326,534,889
Undistributed net investment income	3,992
Net unrealized appreciation (depreciation)	211,078,681
Accumulated net realized gain (loss)	161,341,351

Net assets, at value	$698,958,913

Class 1:
Net assets, at value	$99,802,515

Shares outstanding	4,000,192

Net asset value and maximum offering price per share	$24.95

Class 2:
Net assets, at value	$582,772,151

Shares outstanding	24,733,327

Net asset value and maximum offering price per share	$23.56

Class 4:
Net assets, at value	$16,384,247

Shares outstanding	678,798

Net asset value and maximum offering price per share	$24.14

The accompanying notes are an integral part of these financial statements. | Annual Report	FSC-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2014

Franklin Small-Mid Cap Growth VIP Fund
Investment income:
Dividends	$3,595,313
Income from securities loaned	138,644

Total investment income	3,733,957

Expenses:
Management fees (Note 3a)	5,613,906
Distribution fees: (Note 3c)
Class 2	1,535,545
Class 4	61,714
Custodian fees (Note 4)	6,985
Reports to shareholders	181,592
Professional fees	49,497
Trustees’ fees and expenses	2,956
Other	14,850

Total expenses	7,467,045
Expenses waived/paid by affiliates (Note 3e)	(8,562)

Net expenses	7,458,483

Net investment income (loss)	(3,724,526)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	165,567,639
Foreign currency transactions	883

Net realized gain (loss)	165,568,522

Net change in unrealized appreciation (depreciation) on investments	(110,422,791)

Net realized and unrealized gain (loss)	55,145,731

Net increase (decrease) in net assets resulting from operations	$51,421,205

FSC-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Small-Mid Cap Growth VIP Fund
	Year Ended December 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(3,724,526)	$(4,372,919)
Net realized gain (loss) from investments and foreign currency transactions	165,568,522	148,360,735
Net change in unrealized appreciation (depreciation) on investments	(110,422,791)	103,931,403

Net increase (decrease) in net assets resulting from operations	51,421,205	247,919,219

Distributions to shareholders from:
Net realized gains:
Class 1	(18,164,400)	(5,305,025)
Class 2	(120,447,127)	(39,304,696)
Class 4	(3,536,394)	(836,392)

Total distributions to shareholders	(142,147,921)	(45,446,113)

Capital share transactions: (Note 2)
Class 1	12,658,981	(739,844)
Class 2	(469,072)	(185,107,692)
Class 4	(462,764)	3,163,185

Total capital share transactions	11,727,145	(182,684,351)

Net increase (decrease) in net assets	(78,999,571)	19,788,755
Net assets:
Beginning of year	777,958,484	758,169,729

End of year	$698,958,913	$777,958,484

Undistributed net investment income included in net assets:
End of year	$3,992	$2,662

The accompanying notes are an integral part of these financial statements. | Annual Report	FSC-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Small-Mid Cap Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Small-Mid Cap Growth VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2014, 41.86% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2014, Franklin Small-Mid Cap Growth Securities Fund was renamed Franklin Small-Mid Cap Growth VIP Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of

FSC-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Annual Report	FSC-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Income and Deferred Taxes (continued)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FSC-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2014		2013
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	274,487	$7,229,775	208,707	$5,257,737
Shares issued in reinvestment of distributions	759,699	18,164,400	224,030	5,305,025
Shares redeemed	(487,310)	(12,735,194)	(452,875)	(11,302,606)

Net increase (decrease)	546,876	$12,658,981	(20,138)	$(739,844)

Class 2 Shares:
Shares sold	897,666	$22,309,519	1,537,143	$36,852,173
Shares issued in reinvestment of distributions	5,327,162	120,447,127	1,732,248	39,304,696
Shares redeemed	(5,821,755)	(143,225,718)	(10,791,872)	(261,264,561)

Net increase (decrease)	403,073	$(469,072)	(7,522,481)	$(185,107,692)

Class 4 Shares:
Shares sold	67,020	$1,726,663	272,840	$6,706,822
Shares issued on reinvestment of distributions	152,628	3,536,394	36,098	836,392
Shares redeemed	(231,062)	(5,725,821)	(177,757)	(4,380,029)

Net increase (decrease)	(11,414)	$(462,764)	131,181	$3,163,185

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $500 million
0.700%	Over $500 million, up to and including $1 billion
0.650%	Over $1 billion, up to and including $1.5 billion
0.600%	Over $1.5 billion, up to and including $6.5 billion
0.575%	Over $6.5 billion, up to and including $11.5 billion
0.550%	Over $11.5 billion, up to and including $16.5 billion
0.540%	Over $16.5 billion, up to and including $19 billion
0.530%	Over $19 billion, up to and including $21.5 billion
0.520%	In excess of $21.5 billion

Annual Report	FSC-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

3. Transactions With Affiliates (continued)

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted on the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2014, there were no credits earned.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$16,670,971	$—
Long term capital gain	125,476,950	45,446,113

	$142,147,921	$45,446,113

At December 31, 2014, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$519,477,618

Unrealized appreciation	$225,507,700
Unrealized depreciation	(15,410,615)

Net unrealized appreciation (depreciation)	$210,097,085

Undistributed ordinary income	$11,956,994
Undistributed long term capital gains	150,369,944

Distributable earnings	$162,326,938

FSC-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2014, aggregated $353,539,689 and $488,663,803, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. The Borrowers expect to renew the Global Credit Facility for a total of $2 billion effective February 13, 2015, which matures on February 12, 2016.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a]	$689,192,428	$—	$—	$689,192,428
Short Term Investments	12,577,150	27,805,125	—	40,382,275

Total Investments in Securities	$701,769,578	$27,805,125	$—	$729,574,703

aFor detailed categories, see the accompanying Statement of Investments.

Annual Report	FSC-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

9. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Franklin Small-Mid Cap Growth VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Small-Mid Cap Growth VIP Fund (the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 13, 2015

Annual Report	FSC-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Small-Mid Cap Growth VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $125,476,950 as a long term capital gain dividend for the fiscal year ended December 31, 2014.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 19.56% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2014.

FSC-24	Annual Report

Franklin Strategic Income VIP Fund

(Formerly, Franklin Strategic Income Securities Fund)

This annual report for Franklin Strategic Income VIP Fund covers the fiscal year ended December 31, 2014.

Class 4 Performance Summary as of December 31, 2014

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/14	1-Year	5-Year	10-Year
Average Annual Total Return	+1.75%	+6.09%	+5.78%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not have a 12b-1 fee expense. Since 2/29/08 (effective date), the average annual total return of Class 4 shares was +6.00%. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/05–12/31/14)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Barclays U.S. Aggregate Index and the Lipper Multi-Sector Income Funds Classification Average. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

***Source: Lipper, a Thomson Reuters Company. Please see Index Descriptions following the Fund Summaries.

Annual Report	FSI-1

FRANKLIN STRATEGIC INCOME VIP FUND

Fund Goals and Main Investments

Franklin Strategic Income VIP Fund seeks a high level of current income, with capital appreciation over the long term as a secondary goal. Under normal market conditions, the Fund invests primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets.

Fund Risks

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. High yields reflect the higher credit risks associated with certain lower rated securities held in the portfolio. Floating rate loans and high yield corporate bonds are rated below investment grade and are subject to greater risk of default, which could result in loss of principal — a risk that may be heightened in a slowing economy. The risks of foreign securities include currency fluctuations and political uncertainty. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the Fund’s benchmark, the Barclays U.S. Aggregate Index, delivered a +5.97% total return for the period under review.1 The Fund’s peers, as measured by the Lipper Multi-Sector Income Funds Classification Average, produced a +3.03% return.2

Economic and Market Overview

The U.S. economy continued to grow during the year ended December 31, 2014, underpinned in some quarters by manufacturing activity, consumer and business spending, and federal defense spending. Home sales experienced weakness resulting from reduced inventory, higher mortgage rates and tight credit requirements but began to recover in May as mortgage rates declined. Home prices stayed higher than a year earlier. Retail sales generally improved, supported by job growth and lower gasoline prices in the latter part of 2014. The unemployment rate declined to 5.6% in December 2014 from 6.7% in December 2013.3 Inflation, as measured by the Consumer Price Index, remained low.

In January 2014, the U.S. Federal Reserve Board (Fed) began reducing its large-scale bond purchases $10 billion a month and ended the buying program in October. But it continued its practice of maintaining holdings of longer term securities at sizable levels. The Fed believed underlying economic strength could support ongoing progress in labor market conditions. The Fed also noted that although inflation might remain low in the near term, the likelihood of inflation running persistently below 2% had diminished. Toward period-end, the Fed stated that it could be patient with regard to raising interest rates and that the interest rate might not rise for at least a couple of meetings, possibly implying at least the first two meetings of 2015.

The 10-year Treasury yield declined from 3.04% at the beginning of the period to 2.17% at period-end, as investors shifted to less risky assets given the crises in Ukraine and the Middle East, weak economic data in Europe and Japan, record-low bond yields and lower Treasury issuance.

The U.S. dollar broadly strengthened over the course of the year while oil prices weakened significantly, particularly in the final months. Global liquidity from the Bank of Japan (BOJ) and the European Central Bank (ECB) helped dampen volatility in emerging markets, and it helped compensate for the withdrawal of liquidity from the ending of the Fed’s bond buying program in October. Some emerging market economies had healthy current account and fiscal balances with strong export-driven economies, while others struggled with deficits and economic imbalances.

Investment Strategy

We allocate our investments among the various types of debt available based on our assessment of changing economic, global market, industry and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a bottom-up fundamental analysis of market sectors, industries

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

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FRANKLIN STRATEGIC INCOME VIP FUND

and issuers, seeking to take advantage of varying sector reactions to economic events. For example, we may evaluate business cycles, yield curves, country risk, and the relative interest rates among currencies, and values between and within markets. In selecting debt securities, we generally conduct our own analysis of the security’s intrinsic value rather than simply relying on the coupon rate or rating. We may also enter into various transactions involving certain currency-, interest rate- or credit-related derivative instruments.

Manager’s Discussion

Contrary to year-end 2013 consensus forecasts, longer term U.S. interest rates moved markedly lower over the course of 2014. Initially, weaker first-quarter economic growth following a cold winter led rates lower. However, even as the U.S. economy recovered during the remainder of the year, fairly subdued levels of inflation, helped by declining energy prices, as well as some risk aversion due to geopolitical conflicts from Russia to the Middle East, caused rates to remain low by period-end. The Fed announced the end of new asset purchases as part of its quantitative easing (QE) program, but an expected ramp-up in QE by the ECB and the BOJ also maintained global demand for G3 (U.S., eurozone and Japan) government bonds. Although periods of risk aversion did cause financial market volatility during the period, for the past year domestic equity markets rose, and the Standard & Poor’s® 500 Index gained 13.69%, supported by corporate earnings and an outlook for improving U.S. economic growth heading into 2015.1

The Fund posted a positive total return for the review period but lagged the Barclays U.S. Aggregate Index and the Lipper Multi-Sector Income Funds Classification Average. Given the decline in longer term rates during the period, longer duration U.S. fixed income securities performed well. Additionally, high yield corporates underperformed as did certain non-U.S. dollar government bond sectors due to a stronger U.S. dollar. Consequently, relative to the Fund’s benchmarks, the Fund’s heavier weightings to high yield and global bonds detracted from performance, as did the Fund’s lesser exposure to U.S. interest rate duration than the benchmark. In contrast, the Fund’s short position in the Japanese yen aided returns given weakness in the yen relative to the U.S. dollar. The Fund’s longer duration municipal bonds, investment-grade corporate holdings and commercial mortgage-backed securities also added to returns, as did exposure to the leveraged bank loan sector.

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors. The breakdown may not match the Statement of Investments (SOI).

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s SOI.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

In the corporate sectors, credit fundamentals remained largely supportive, with growing corporate earnings and relatively subdued default rates. However, several years into the economic recovery, management teams have been getting more comfortable taking on incremental leverage for certain capital projects, mergers and acquisitions activity, and shareholder remuneration. Moreover, weakness in certain commodity prices, including coal, iron ore and oil, negatively impacted sentiment in the

Annual Report	FSI-3

FRANKLIN STRATEGIC INCOME VIP FUND

mining and energy sectors during the period. A significant drop in crude oil prices caused meaningful downward pressure on high yield energy bonds during 2014’s fourth quarter. Finally, relatively robust new-issue supply combined with retail fund outflows in the high yield and leveraged loans sectors also added some downward pressure on security prices. Overall, with what we believed was still a supportive intermediate-term fundamental backdrop, the Fund increased its exposure to leveraged loans during the period while raising its weighting in high yield corporate bonds during the latter half of 2014. However, as investment-grade corporate bonds tended to have longer interest rate duration and appreciated during the period, the Fund reduced its exposure to this asset class.

Internationally, given the stronger outlook for the U.S. economy compared to other foreign developed markets, the broad trade-weighted U.S. dollar rallied during the period. As a result, the Fund’s position in certain non-U.S. dollar global bonds and currencies detracted from performance, with particular weakness in the Brazilian real, Chilean peso, Mexican peso and Uruguayan peso. Conversely, the Fund’s short position in the Japanese yen, through the use of currency forwards, added to returns, as that currency declined relative to the U.S. dollar. Overall, the Fund reduced its non-U.S. dollar weighting during the year, given an outlook for stronger relative U.S. economic growth. The Fund maintained fairly modest exposure to hard currency emerging market bonds, although a position in Ukraine debt securities detracted from performance given the nation’s conflict with Russia.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

With the decline in longer term U.S. rates, the more rate-sensitive fixed income sectors (Treasuries, agencies and mortgage-backed securities) generally posted positive returns during the period. The Fund maintained a lower exposure to these sectors, preferring higher income opportunities in the corporate credit markets.

The combination of lower U.S. rates and some inflows into dedicated municipal bond funds helped to support performance in this sector. However, concerns regarding Puerto Rico’s debt burden as well as the commonwealth’s prospective treatment of certain municipal obligations in a restructuring scenario put pressure on select issues over the past year. Given overall strong performance from municipal securities, the Fund reduced its exposure to municipal debt during the period.

The portfolio utilized derivatives, including currency forwards and credit derivatives.

What is a credit derivative?

A credit derivative is a contract agreement between the Fund and a counterparty that is principally used by the Fund to gain or increase exposure to certain high yield securities or segments of the high yield bond market and/or to hedge against credit risk.

Thank you for your participation in Franklin Strategic Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN STRATEGIC INCOME VIP FUND

Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value,

then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Fund-Level Expenses Incurred During Period* 7/1/14–12/31/14
Actual	$1,000	$ 977.60	$4.84
Hypothetical (5% return before expenses)	$1,000	$1,020.32	$4.94

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 4 shares (0.97%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report	FSI-5

SUPPLEMENT DATED DECEMBER 15, 2014

TO THE PROSPECTUSES DATED MAY 1, 2014

OF

FRANKLIN STRATEGIC INCOME VIP FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.  The fourth paragraph of the Fund Summary “Principal Investment Strategies” section beginning on page FSI-S1 is replaced with the following:

For purposes of pursuing its investment goals, the Fund regularly enters into various currency-related transactions involving derivative instruments, including currency and cross currency forwards, currency swaps, and currency and currency index futures contracts. The Fund may also enter into interest rate and credit-related transactions involving derivative instruments, including interest rate, fixed income total return and credit default swaps and bond/interest rate futures contracts. The use of these derivative transactions may allow the Fund to obtain net long or net short exposures to selected currencies, interest rates, durations or credit risks. These derivative instruments may be used for hedging purposes, to enhance Fund returns or to obtain exposure to various market sectors.

II.  The Fund Summary “Principal Risks – Derivative Instruments” section on page FSI-S3 is replaced with the following:

Derivative Instruments  The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform.

III.  The ninth paragraph of the Fund Details “Principal Investment Policies and Practices” section beginning on page FSI-D1 is replaced with the following:

For purposes of pursuing its investment goals, the Fund regularly enters into currency-related transactions involving derivative instruments, including currency and cross currency forwards, currency swaps, currency and currency index futures contracts, and currency options. The Fund may also enter into interest rate and credit-related transactions involving certain derivative instruments, including interest rate and credit default swaps and interest rate and/or bond futures contracts (including U.S. Treasury futures contracts) and options thereon, and fixed income total return and inflation index swaps. The use of such derivative transactions may allow the Fund to obtain net long or net short exposures to selected currencies, interest rates, countries, durations or credit risks. The Fund may use currency, interest rate or credit-related derivative strategies for the purposes of enhancing Fund returns, increasing liquidity,

FSI-6

gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in currency exchange rates, credit risks, interest rates and other market factors.

IV.  The fourteenth paragraph of the Fund Details “Principal Investment Policies and Practices” section beginning on page FSI-D1 is replaced with the following:

Swap agreements, such as interest rate, fixed income total return, currency, inflation index and credit default swaps, are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

V.  The Fund Details “Principal Investment Policies and Practices” section beginning on page FSI-D1 is revised to add the following paragraph immediately following the paragraph that begins with “An interest rate swap…”:

A total return swap is an agreement between two parties, pursuant to which one pays (and the other receives) an amount equal to the total return (including, typically, income and capital gains distributions, principal prepayment or credit losses) of an underlying reference asset (e.g., a note, bond or securities index) in exchange for a regular payment, at a floating rate based on LIBOR, or alternatively at a fixed rate or the total rate of return on another financial instrument. A Fund may take either position in a total return swap (i.e., the Fund may receive or pay the total return on the underlying reference asset).

Please keep this supplement with your prospectus for future reference.

FSI-7

SUPPLEMENT DATED DECEMBER 15, 2014

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2014

OF

FRANKLIN STRATEGIC INCOME VIP FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The statement of additional information is amended as follows:

I.  The following is added to the “Glossary of Investments, Techniques, Strategies and Their Risks – Derivative instruments – Swaps” section:

Fixed income total return swaps. Generally, a total return swap is an agreement between two parties, pursuant to which one pays (and the other receives) an amount equal to the total return (including, typically, income and capital gains distributions, principal prepayment or credit losses) of an underlying reference asset (e.g., a note, bond or securities index) in exchange for a regular payment, at a floating rate based on LIBOR, or alternatively at a fixed rate or the total rate of return on another financial instrument. A Fund may take either position in a total return swap (i.e., the Fund may receive or pay the total return on the underlying reference asset). A fixed income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high yield bonds or emerging market bonds). A fixed income total return swap is similar to other swaps, such as interest rate swaps where payment streams are exchanged between a fund and the counterparty.

Please keep this supplement with your statement of additional information for future reference.

FSI-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Strategic Income VIP Fund

	Year Ended December 31,
	2014	2013	2012	2011	2010
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.64	$13.17	$12.55	$12.99	$12.28

Income from investment operations[a]:

Net investment income[b]	0.54	0.59	0.65	0.69	0.72

Net realized and unrealized gains (losses)	(0.25)	(0.15)	0.92	(0.32)	0.61

Total from investment operations	0.29	0.44	1.57	0.37	1.33

Less distributions from:

Net investment income and net foreign currency gains	(0.78)	(0.80)	(0.93)	(0.81)	(0.62)

Net realized gains	(0.25)	(0.17)	(0.02)	—	—

Total distributions	(1.03)	(0.97)	(0.95)	(0.81)	(0.62)

Net asset value, end of year	$11.90	$12.64	$13.17	$12.55	$12.99

Total return[c]	2.12%	3.52%	13.12%	2.78%	11.21%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.63%	0.60%	0.58%	0.60%	0.59%

Expenses net of waiver and payments by affiliates	0.62% [d]	0.60% [d]	0.58%	0.60% [d]	0.59% [d]

Net investment income	4.34%	4.58%	5.04%	5.36%	5.71%

Supplemental data

Net assets, end of year (000’s)	$574,850	$705,493	$1,019,537	$1,043,690	$1,195,149

Portfolio turnover rate	55.64%	48.06%	49.98%	55.65%	56.46%

Portfolio turnover rate excluding mortgage dollar rolls[e]	48.86%	47.01%	48.75%	55.65%	56.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(h) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements. | Annual Report	FSI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Strategic Income VIP Fund (continued)

	Year Ended December 31,
	2014	2013	2012	2011	2010
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.30	$12.84	$12.27	$12.72	$12.05

Income from investment operations[a]:

Net investment income[b]	0.49	0.54	0.60	0.64	0.68

Net realized and unrealized gains (losses)	(0.24)	(0.13)	0.89	(0.30)	0.59

Total from investment operations	0.25	0.41	1.49	0.34	1.27

Less distributions from:

Net investment income and net foreign currency gains	(0.75)	(0.78)	(0.90)	(0.79)	(0.60)

Net realized gains	(0.25)	(0.17)	(0.02)	—	—

Total distributions	(1.00)	(0.95)	(0.92)	(0.79)	(0.60)

Net asset value, end of year	$11.55	$12.30	$12.84	$12.27	$12.72

Total return[c]	1.86%	3.32%	12.75%	2.57%	10.91%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.88%	0.85%	0.83%	0.85%	0.84%

Expenses net of waiver and payments by affiliates	0.87% [d]	0.85% [d]	0.83%	0.85% [d]	0.84% [d]

Net investment income	4.09%	4.33%	4.79%	5.11%	5.46%

Supplemental data

Net assets, end of year (000’s)	$206,571	$175,307	$158,451	$123,749	$101,347

Portfolio turnover rate	55.64%	48.06%	49.98%	55.65%	56.46%

Portfolio turnover rate excluding mortgage dollar rolls[e]	48.86%	47.01%	48.75%	55.65%	56.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(h) regarding mortgage dollar rolls.

FSI-10	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Strategic Income VIP Fund (continued)

	Year Ended December 31,
	2014	2013	2012	2011	2010
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.51	$13.04	$12.44	$12.88	$12.20

Income from investment operations[a]:

Net investment income[b]	0.49	0.54	0.60	0.64	0.67

Net realized and unrealized gains (losses)	(0.25)	(0.14)	0.91	(0.31)	0.60

Total from investment operations	0.24	0.40	1.51	0.33	1.27

Less distributions from:

Net investment income and net foreign currency gains	(0.72)	(0.76)	(0.89)	(0.77)	(0.59)

Net realized gains	(0.25)	(0.17)	(0.02)	—	—

Total distributions	(0.97)	(0.93)	(0.91)	(0.77)	(0.59)

Net asset value, end of year	$11.78	$12.51	$13.04	$12.44	$12.88

Total return[c]	1.75%	3.17%	12.67%	2.46%	10.88%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.98%	0.95%	0.93%	0.95%	0.94%

Expenses net of waiver and payments by affiliates	0.97% [d]	0.95% [d]	0.93%	0.95% [d]	0.94% [d]

Net investment income	3.99%	4.23%	4.69%	5.01%	5.36%

Supplemental data

Net assets, end of year (000’s)	$113,986	$134,970	$196,479	$188,786	$188,178

Portfolio turnover rate	55.64%	48.06%	49.98%	55.65%	56.46%

Portfolio turnover rate excluding mortgage dollar rolls[e]	48.86%	47.01%	48.75%	55.65%	56.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(h) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements. | Annual Report	FSI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2014

Franklin Strategic Income VIP Fund
		Country	Shares/Units		Value
	Common Stocks and Other Equity Interests 1.5%
	Consumer Services 0.3%
a,b,c	Turtle Bay Resort	United States	1,901,449		$2,566,956

	Diversified Financials 1.1%
	iShares iBoxx High Yield Corporate Bond ETF	United States	110,000		9,856,000

	Materials 0.1%
	NewPage Holdings Inc.	United States	5,000		453,750

	Transportation 0.0%†
a	CEVA Holdings LLC	United Kingdom	224		173,817

	Total Common Stocks and Other Equity Interests (Cost $13,344,286)				13,050,523

	Convertible Preferred Stocks 0.0%†
	Transportation 0.0%†
a	CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	6		6,000
a	CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	486		376,270

	Total Convertible Preferred Stocks (Cost $731,856)				382,270

	Preferred Stocks (Cost $625,000) 0.1%
	Diversified Financials 0.1%
	GMAC Capital Trust I, 8.125%, pfd.	United States	25,000		659,500

			Principal Amount*
	Corporate Bonds 35.8%
	Automobiles & Components 0.4%
d	Avis Budget Finance PLC, senior note, 144A, 6.00%, 3/01/21	United States	1,000,000	EUR	1,275,037
	The Goodyear Tire & Rubber Co., senior note, 6.50%, 3/01/21	United States	2,000,000		2,130,000

					3,405,037

	Banks 2.6%
	Bank of America Corp.,
	[e] junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	2,500,000		2,709,375
	senior note, 5.65%, 5/01/18	United States	1,500,000		1,667,733
	CIT Group Inc., senior note,
	5.375%, 5/15/20	United States	1,000,000		1,060,650
	5.00%, 8/15/22	United States	2,500,000		2,578,125
	Citigroup Inc.,
	[e] junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	700,000		691,250
	senior note, 3.875%, 10/25/23	United States	3,000,000		3,124,020
	sub. bond, 5.50%, 9/13/25	United States	500,000		554,386
	sub. note, 4.05%, 7/30/22	United States	300,000		310,903
	JPMorgan Chase & Co.,
	[e] junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	1,500,000		1,488,750
	[e] junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	200,000		196,687
	[e] junior sub. note, X, 6.10% to 10/01/24, FRN thereafter, Perpetual	United States	500,000		500,000
	senior note, 4.25%, 10/15/20	United States	1,000,000		1,075,929
	sub. note, 3.375%, 5/01/23	United States	1,000,000		990,381
	sub. note, 3.875%, 9/10/24	United States	1,000,000		1,002,054
	Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	1,000,000		1,088,125
	The Royal Bank of Scotland PLC, sub. note, 6.934%, 4/09/18	United Kingdom	1,500,000	EUR	2,095,191

FSI-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Banks (continued)
e	Wells Fargo & Co., junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	2,500,000		$2,525,000

					23,658,559

	Capital Goods 0.8%
d	Abengoa Finance SAU, senior note, 144A,
	8.875%, 11/01/17	Spain	2,000,000		1,937,500
	7.75%, 2/01/20	Spain	200,000		178,500
d	AECOM Technology Corp.,
	senior bond, 144A, 5.875%, 10/15/24	United States	200,000		205,000
	senior note, 144A, 5.75%, 10/15/22	United States	300,000		307,500
d	KM Germany Holdings GmbH, senior secured note, first lien, 144A, 8.75%, 12/15/20	Germany	900,000	EUR	1,184,287
	Navistar International Corp., senior note, 8.25%, 11/01/21	United States	1,500,000		1,485,000
	Terex Corp., senior note, 6.00%, 5/15/21	United States	1,000,000		1,025,000
	TransDigm Inc.,
	senior sub. bond, 6.50%, 7/15/24	United States	500,000		505,000
	senior sub. note, 6.00%, 7/15/22	United States	400,000		401,000

					7,228,787

	Consumer Durables & Apparel 1.0%
d	Financiere Gaillon 8 SAS, senior note, 144A, 7.00%, 9/30/19	France	1,200,000	EUR	1,415,700
d	INVISTA Finance LLC, senior secured note, 144A, 4.25%, 10/15/19	United States	2,500,000		2,512,500
	KB Home, senior note,
	4.75%, 5/15/19	United States	1,000,000		987,500
	7.00%, 12/15/21	United States	1,600,000		1,687,000
	M/I Homes Inc., senior note, 8.625%, 11/15/18	United States	300,000		312,750
	Toll Brothers Finance Corp., senior bond, 5.625%, 1/15/24	United States	1,100,000		1,166,000
	Visant Corp., senior note, 10.00%, 10/01/17	United States	1,400,000		1,232,000

					9,313,450

	Consumer Services 1.3%
d	1011778 BC ULC/New Red Finance Inc., secured note, second lien, 144A, 6.00%, 4/01/22	Canada	2,000,000		2,060,000
	Caesars Entertainment Operating Co. Inc., senior secured note, first lien, 11.25%, 6/01/17	United States	2,600,000		1,918,800
d,f	Financiere Quick SAS, 144A, FRN, 7.582%, 10/15/19	France	1,600,000	EUR	1,488,242
d,g	Fontainebleau Las Vegas, senior secured note, first lien, 144A, 11.00%, 6/15/15	United States	2,500,000		31,250
	MGM Resorts International, senior note,
	6.625%, 7/15/15	United States	2,500,000		2,550,000
	6.75%, 10/01/20	United States	200,000		210,500
	6.625%, 12/15/21	United States	500,000		527,500
	Pinnacle Entertainment Inc., senior note, 6.375%, 8/01/21	United States	700,000		724,500
d	Scientific Games International Inc.,
	senior note, 144A, 10.00%, 12/01/22	United States	1,100,000		1,013,375
	senior secured note, first lien, 144A, 7.00%, 1/01/22	United States	800,000		814,000

					11,338,167

	Diversified Financials 2.0%
d	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, senior note, 144A, 5.00%, 10/01/21	Netherlands	1,100,000		1,146,063

Annual Report	FSI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Diversified Financials (continued)
	Ally Financial Inc., senior note, 7.50%, 9/15/20	United States	3,000,000		$3,525,000
	Deutsche Bank AG, sub. bond, 4.296% to 5/24/23, FRN thereafter, 5/24/28	Germany	3,500,000		3,405,482
	E*TRADE Financial Corp., senior note,
	6.375%, 11/15/19	United States	1,100,000		1,171,500
	5.375%, 11/15/22	United States	700,000		717,500
	General Electric Capital Corp., senior note, A, 8.50%, 4/06/18	United States	29,000,000	MXN	2,179,277
	GMAC Inc., sub. note, 8.00%, 12/31/18	United States	500,000		568,750
	Navient Corp., senior note,
	8.45%, 6/15/18	United States	1,800,000		2,011,500
	5.50%, 1/15/19	United States	1,500,000		1,537,500
	6.125%, 3/25/24	United States	500,000		492,500
d	Neuberger Berman Group LLC/Finance Corp., senior note, 144A, 5.875%, 3/15/22	United States	1,400,000		1,480,500

					18,235,572

	Energy 7.0%
	Access Midstream Partner LP/ACMP Finance Corp., senior note,
	5.875%, 4/15/21	United States	1,500,000		1,571,250
	6.125%, 7/15/22	United States	600,000		640,500
	BreitBurn Energy Partners LP/BreitBurn Finance Corp., senior bond, 7.875%, 4/15/22	United States	2,700,000		2,099,250
d	California Resources Corp.,
	senior bond, 144A, 6.00%, 11/15/24	United States	1,500,000		1,275,000
	senior note, 144A, 5.50%, 9/15/21	United States	800,000		688,000
	CGG SA, senior note,
	7.75%, 5/15/17	France	159,000		137,138
	6.50%, 6/01/21	France	1,800,000		1,377,000
	6.875%, 1/15/22	France	200,000		152,375
	CHC Helicopter SA,
	senior note, 9.375%, 6/01/21	Canada	260,000		245,700
	senior secured note, first lien, 9.25%, 10/15/20	Canada	1,800,000		1,755,000
	Chesapeake Energy Corp., senior note,
	6.625%, 8/15/20	United States	1,000,000		1,067,500
	6.125%, 2/15/21	United States	1,500,000		1,582,500
	5.75%, 3/15/23	United States	1,000,000		1,035,000
	Clayton Williams Energy Inc., senior note, 7.75%, 4/01/19	United States	2,000,000		1,710,000
d	CONSOL Energy Inc., senior note, 144A, 5.875%, 4/15/22	United States	2,000,000		1,870,000
	Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	3,000,000		3,345,000
	Energy Transfer Partners LP, senior note, 5.20%, 2/01/22	United States	1,000,000		1,071,095
	Energy XXI Gulf Coast Inc., senior note,
	9.25%, 12/15/17	United States	2,000,000		1,330,000
	[d] 144A, 6.875%, 3/15/24	United States	1,000,000		542,500
d	EnQuest PLC, senior note, 144A, 7.00%, 4/15/22	United Kingdom	1,500,000		921,563
	Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., senior note, 6.875%, 2/15/23	United States	672,000		749,280
d,h	Gaz Capital SA, (OJSC Gazprom), loan participation,
	senior bond, 144A, 6.51%, 3/07/22	Russia	500,000		450,125
	senior note, 144A, 5.092%, 11/29/15	Russia	1,500,000		1,473,337
	senior note, 144A, 3.85%, 2/06/20	Russia	1,500,000		1,241,407
	Halcon Resources Corp., senior note,
	8.875%, 5/15/21	United States	2,000,000		1,515,000
	9.25%, 2/15/22	United States	800,000		594,000

FSI-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Energy (continued)
d	Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%, 1/15/18	United States	2,000,000	$2,177,600
	Kinder Morgan Inc., senior note, 6.50%, 9/15/20	United States	1,500,000	1,699,278
	Linn Energy LLC/Finance Corp., senior note,
	8.625%, 4/15/20	United States	2,000,000	1,750,000
	7.75%, 2/01/21	United States	1,200,000	1,017,000
	6.50%, 9/15/21	United States	200,000	163,000
d	LUKOIL International Finance BV, senior note, 144A, 4.563%, 4/24/23	Russia	3,500,000	2,800,455
	Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	1,900,000	1,795,500
	Midstates Petroleum Co. Inc./LLC, senior note, 9.25%, 6/01/21	United States	1,700,000	867,000
	Oasis Petroleum Inc., senior note, 6.875%, 3/15/22	United States	1,300,000	1,189,500
	Offshore Group Investment Ltd.,
	senior bond, first lien, 7.125%, 4/01/23	United States	700,000	504,000
	senior secured note, first lien, 7.50%, 11/01/19	United States	2,000,000	1,502,500
	PBF Holding Co. LLC, first lien, 8.25%, 2/15/20	United States	1,000,000	1,010,000
	Peabody Energy Corp., senior note,
	6.50%, 9/15/20	United States	2,500,000	2,181,250
	6.25%, 11/15/21	United States	1,500,000	1,288,125
	Penn Virginia Corp., senior note, 8.50%, 5/01/20	United States	1,500,000	1,207,500
	Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., senior note,
	8.375%, 6/01/20	United States	1,172,000	1,256,970
	6.50%, 5/15/21	United States	400,000	406,000
d,f	Quicksilver Resources Inc., secured note, second lien, 144A, FRN, 7.00%, 6/21/19	United States	1,500,000	1,121,250
	Regency Energy Partners LP/Regency Energy Finance Corp., senior note,
	5.875%, 3/01/22	United States	200,000	200,500
	5.00%, 10/01/22	United States	400,000	380,000
	Sabine Pass Liquefaction LLC,
	first lien, 5.625%, 2/01/21	United States	2,500,000	2,468,750
	first lien, 5.625%, 4/15/23	United States	900,000	884,250
	senior secured, first lien, 5.75%, 5/15/24	United States	300,000	295,875
	Samson Investment Co., senior note, 9.75%, 2/15/20	United States	2,500,000	1,048,438
	Sanchez Energy Corp., senior note,
	7.75%, 6/15/21	United States	1,700,000	1,589,500
	[d] 144A, 6.125%, 1/15/23	United States	600,000	505,500
	W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	2,000,000	1,330,000

				63,079,261

	Food & Staples Retailing 0.2%
d	Cencosud SA, senior note, 144A, 4.875%, 1/20/23	Chile	1,500,000	1,479,248

	Food, Beverage & Tobacco 0.9%
	Constellation Brands Inc., senior note, 4.25%, 5/01/23	United States	1,000,000	995,000
	Del Monte Corp., senior note, 7.625%, 2/15/19	United States	1,736,000	1,709,960
d	JBS USA LLC/Finance Inc., senior note, 144A,
	8.25%, 2/01/20	United States	2,400,000	2,538,000
	7.25%, 6/01/21	United States	300,000	310,500

Annual Report	FSI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Food, Beverage & Tobacco (continued)
d	Post Holdings Inc., senior note, 144A,
	6.75%, 12/01/21	United States	1,700,000		$1,653,250
	6.00%, 12/15/22	United States	400,000		376,500
d	Smithfield Foods Inc., senior note, 144A, 5.875%, 8/01/21	United States	600,000		612,375

					8,195,585

	Health Care Equipment & Services 1.7%
	Alere Inc., senior sub. note, 6.50%, 6/15/20	United States	800,000		810,000
d	AmSurg Corp., senior note, 144A, 5.625%, 7/15/22	United States	400,000		412,000
	CHS/Community Health Systems Inc.,
	senior note, 8.00%, 11/15/19	United States	1,500,000		1,605,000
	senior note, 6.875%, 2/01/22	United States	400,000		425,750
	senior secured note, first lien, 5.125%, 8/15/18	United States	600,000		622,500
	DaVita HealthCare Partners Inc.,
	senior bond, 5.125%, 7/15/24	United States	500,000		510,938
	senior note, 5.75%, 8/15/22	United States	1,500,000		1,595,625
	HCA Inc.,
	senior note, 7.50%, 2/15/22	United States	1,500,000		1,717,500
	senior note, 5.875%, 5/01/23	United States	1,500,000		1,584,375
	senior secured bond, first lien, 5.25%, 4/15/25	United States	600,000		627,750
	senior secured note, 5.875%, 3/15/22	United States	1,000,000		1,097,500
	Omnicare Inc., senior note, 4.75%, 12/01/22	United States	700,000		712,250
	Tenet Healthcare Corp., senior note,
	8.125%, 4/01/22	United States	1,700,000		1,904,000
	[d] 144A, 5.00%, 3/01/19	United States	500,000		501,875
	[d] 144A, 5.50%, 3/01/19	United States	1,200,000		1,233,000

					15,360,063

	Insurance 0.9%
	MetLife Inc., junior sub. note, 6.40% to 12/15/36, FRN thereafter, 12/15/66	United States	1,500,000		1,680,000
d	Mitsui Sumitomo Insurance Co. Ltd., junior sub. note, 144A, 7.00% to 3/15/22, FRN thereafter, 3/15/72	Japan	2,500,000		2,881,113
d	Nippon Life Insurance Co., sub. bond, 144A, 5.10% to 10/16/24, FRN thereafter, 10/16/44	Japan	3,500,000		3,660,142

					8,221,255

	Materials 4.7%
	ArcelorMittal, senior note,
	6.00%, 3/01/21	Luxembourg	3,000,000		3,109,095
	6.75%, 2/25/22	Luxembourg	500,000		533,750
d	Ardagh Packaging Finance PLC, senior note, 144A, 9.125%, 10/15/20	Luxembourg	500,000		533,750
d	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., senior note, 144A,
	6.25%, 1/31/19	Luxembourg	200,000		196,000
	7.00%, 11/15/20	Luxembourg	105,882		107,471
	6.75%, 1/31/21	Luxembourg	200,000		197,875
	6.00%, 6/30/21	Luxembourg	1,300,000		1,244,750
d	Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18	Australia	1,500,000		1,350,938
	Celanese US Holdings LLC, senior note, 3.25%, 10/15/19	United States	700,000	EUR	878,762
d	Cemex Finance LLC, senior secured note, 144A, 6.00%, 4/01/24	Mexico	1,000,000		968,125

FSI-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Materials (continued)
d	Cemex SAB de CV,
	first lien, 144A, 5.70%, 1/11/25	Mexico	1,500,000		$1,449,375
	secured note, 144A, 5.875%, 3/25/19	Mexico	1,000,000		1,014,375
	senior secured note, 144A, 9.00%, 1/11/18	Mexico	500,000		523,125
d	Ceramtec Group GmbH, senior note, 144A, 8.25%, 8/15/21	Germany	1,400,000	EUR	1,832,696
d	First Quantum Minerals Ltd., senior note, 144A,
	6.75%, 2/15/20	Canada	1,400,000		1,274,000
	7.00%, 2/15/21	Canada	1,725,000		1,561,125
d	FMG Resources (August 2006) Pty. Ltd., senior note, 144A,
	6.875%, 2/01/18	Australia	1,111,111		1,014,583
	8.25%, 11/01/19	Australia	2,500,000		2,284,375
	Freeport-McMoRan Inc., senior note, 4.55%, 11/14/24	United States	2,500,000		2,432,325
d	Glencore Funding LLC, senior note, 144A,
	4.125%, 5/30/23	Switzerland	1,000,000		977,471
	4.625%, 4/29/24	Switzerland	500,000		504,450
d	Ineos Finance PLC, senior secured note, 144A,
	8.375%, 2/15/19	Switzerland	200,000		213,000
	7.50%, 5/01/20	Switzerland	300,000		315,563
d	Ineos Group Holdings SA, senior note, 144A,
	6.125%, 8/15/18	Switzerland	700,000		675,500
	6.50%, 8/15/18	Switzerland	700,000	EUR	838,001
	5.75%, 2/15/19	Switzerland	300,000	EUR	351,202
d	Kerling PLC, senior secured note, 144A, 10.625%, 2/01/17	United Kingdom	650,000	EUR	799,607
	Novelis Inc., senior note, 8.75%, 12/15/20	Canada	1,600,000		1,704,000
d	Owens-Brockway Glass Container Inc., senior note, 144A, 5.00%, 1/15/22	United States	1,300,000		1,327,625
	Reynolds Group Issuer Inc./LLC/SA,
	first lien, 5.75%, 10/15/20	United States	900,000		927,000
	senior note, 8.50%, 5/15/18	United States	1,000,000		1,025,000
	senior note, 8.25%, 2/15/21	United States	1,000,000		1,030,000
	senior secured note, first lien, 7.125%, 4/15/19	United States	1,000,000		1,036,250
d	Sealed Air Corp.,
	senior bond, 144A, 5.125%, 12/01/24	United States	1,000,000		1,012,500
	senior note, 144A, 8.375%, 9/15/21	United States	800,000		898,000
	senior note, 144A, 4.875%, 12/01/22	United States	1,000,000		995,000
d	Steel Dynamics Inc.,
	senior bond, 144A, 5.50%, 10/01/24	United States	1,000,000		1,027,500
	senior note, 144A, 5.125%, 10/01/21	United States	1,000,000		1,018,750
d	U.S. Coatings Acquisition Inc./Flash Dutch 2 BV, 144A, 5.75%, 2/01/21	United States	1,000,000	EUR	1,278,819
d	Xstrata Finance Canada Ltd., senior note, 144A, 4.95%, 11/15/21	Switzerland	1,500,000		1,584,769

					42,046,502

	Media 3.8%
	CCO Holdings LLC/CCO Holdings Capital Corp., senior bond, 5.25%, 9/30/22	United States	2,000,000		2,002,500
	CCOH Safari LLC, senior bond, 5.75%, 12/01/24	United States	1,100,000		1,115,125
	Clear Channel Worldwide Holdings Inc.,
	senior note, 6.50%, 11/15/22	United States	1,000,000		1,035,000
	senior sub. note, 7.625%, 3/15/20	United States	200,000		208,500
	senior sub. note, 7.625%, 3/15/20	United States	500,000		528,750

Annual Report	FSI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Media (continued)
	CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	3,000,000		$3,326,250
	DISH DBS Corp., senior note,
	7.125%, 2/01/16	United States	2,000,000		2,107,500
	6.75%, 6/01/21	United States	500,000		538,750
	5.875%, 7/15/22	United States	500,000		513,750
	[d] 144A, 5.875%, 11/15/24	United States	400,000		403,000
	Gannett Co. Inc.,
	senior bond, 6.375%, 10/15/23	United States	1,900,000		2,023,500
	[d] senior bond, 144A, 5.50%, 9/15/24	United States	300,000		301,500
	senior note, 5.125%, 7/15/20	United States	1,000,000		1,025,000
	iHeartCommunications Inc.,
	senior secured bond, first lien, 9.00%, 3/01/21	United States	2,400,000		2,361,000
	[d] senior secured note, first lien, 144A, 9.00%, 9/15/22	United States	700,000		687,750
d	Nielsen Finance LLC/Co., senior note, 144A, 5.00%, 4/15/22	United States	1,500,000		1,509,375
d	Sirius XM Radio Inc., senior bond, 144A, 6.00%, 7/15/24	United States	1,700,000		1,746,750
d	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, senior secured note, 144A, 5.625%, 4/15/23	Germany	800,000	EUR	1,053,334
d	Unitymedia KabelBW GmbH, senior bond, 144A, 6.125%, 1/15/25	Germany	1,700,000		1,761,625
d	Univision Communications Inc.,
	senior secured bond, 144A, 6.75%, 9/15/22	United States	436,000		468,700
	senior secured note, 144A, 7.875%, 11/01/20	United States	1,500,000		1,605,000
d	UPCB Finance II Ltd., senior secured note, 144A, 6.375%, 7/01/20	Netherlands	2,000,000	EUR	2,547,292
d	Videotron Ltd., senior bond, 144A, 5.375%, 6/15/24	Canada	800,000		818,000
d	Virgin Media Finance PLC, senior bond, 144A, 6.375%, 10/15/24	United Kingdom	900,000	GBP	1,515,056
d	Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	1,900,000		1,967,688
d	VTR Finance BV, senior secured note, 144A, 6.875%, 1/15/24	Chile	900,000		920,250

					34,090,945

	Pharmaceuticals, Biotechnology & Life Sciences 1.1%
d	Grifols Worldwide Operations Ltd., senior note, 144A, 5.25%, 4/01/22	United States	700,000		717,640
d,i	Jaguar Holding Co. I, senior note, 144A, PIK, 9.375%, 10/15/17	United States	2,500,000		2,561,250
d	Valeant Pharmaceuticals International Inc., senior note, 144A, 7.50%, 7/15/21	United States	1,200,000		1,300,500
d	VPI Escrow Corp., senior note, 144A, 6.375%, 10/15/20	United States	2,400,000		2,517,000
	Zoetis Inc., senior bond, 3.25%, 2/01/23	United States	2,500,000		2,470,410

					9,566,800

	Real Estate 0.1%
	Crown Castle International Corp., senior bond, 5.25%, 1/15/23	United States	500,000		512,500

	Retailing 0.4%
d	Edcon Pty. Ltd., secured note, 144A, 9.50%, 3/01/18	South Africa	1,800,000	EUR	1,756,013
d	New Look Bondco I PLC, 144A, 8.75%, 5/14/18	United Kingdom	1,300,000	GBP	2,134,302

					3,890,315

	Software & Services 1.1%
d	BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	2,500,000		2,362,500
	Equinix Inc., senior bond, 5.375%, 4/01/23	United States	2,000,000		2,010,000
	First Data Corp.,
	senior bond, 12.625%, 1/15/21	United States	300,000		357,000
	[d] senior secured bond, 144A, 8.25%, 1/15/21	United States	3,500,000		3,762,500

FSI-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Software & Services (continued)
	Sterling International Inc., senior note, 11.00%, 10/01/19	United States	1,100,000		$1,174,250

					9,666,250

	Technology Hardware & Equipment 0.3%
d	Alcatel-Lucent USA Inc., senior note, 144A, 6.75%, 11/15/20	France	2,000,000		2,121,000
d,i	CommScope Holdings Co. Inc., senior note, 144A, PIK, 6.625%, 6/01/20	United States	200,000		207,000

					2,328,000

	Telecommunication Services 3.4%
	CenturyLink Inc.,
	senior bond, 6.75%, 12/01/23	United States	200,000		219,750
	senior note, 6.00%, 4/01/17	United States	1,000,000		1,066,250
	senior note, 6.45%, 6/15/21	United States	1,000,000		1,077,500
d	Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	1,500,000		1,468,125
d	Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	1,000,000		950,625
d	eAccess Ltd., senior note, 144A, 8.25%, 4/01/18	Japan	1,000,000		1,051,875
	Frontier Communications Corp.,
	senior bond, 7.625%, 4/15/24	United States	600,000		621,000
	senior note, 8.50%, 4/15/20	United States	2,000,000		2,240,000
	senior note, 8.75%, 4/15/22	United States	500,000		561,250
	senior note, 7.875%, 1/15/27	United States	400,000		401,000
	Intelsat Jackson Holdings SA,
	senior bond, 6.625%, 12/15/22	Luxembourg	1,600,000		1,652,000
	senior note, 7.25%, 10/15/20	Luxembourg	1,000,000		1,058,750
	senior note, 7.50%, 4/01/21	Luxembourg	1,000,000		1,073,750
d	Millicom International Cellular SA, senior note, 144A, 6.625%, 10/15/21	Luxembourg	1,500,000		1,542,187
d,i	Mobile Challenger Intermediate Group SA, secured note, 144A, PIK, 8.75%, 3/15/19	Switzerland	600,000	EUR	738,705
d	Play Finance 1 SA, senior note, 144A, 6.50%, 8/01/19	Poland	500,000	EUR	642,812
d	Play Finance 2 SA, senior secured note, 144A, 5.25%, 2/01/19	Poland	800,000	EUR	1,005,268
	Sprint Corp., senior bond, 7.875%, 9/15/23	United States	500,000		496,100
	Sprint Nextel Corp., senior note,
	8.375%, 8/15/17	United States	1,200,000		1,299,000
	6.00%, 11/15/22	United States	500,000		461,875
	[d] 144A, 9.00%, 11/15/18	United States	1,500,000		1,709,850
	[d] 144A, 7.00%, 3/01/20	United States	800,000		868,000
	T-Mobile USA Inc.,
	senior bond, 6.50%, 1/15/24	United States	300,000		308,250
	senior bond, 6.375%, 3/01/25	United States	1,300,000		1,324,050
	senior note, 6.542%, 4/28/20	United States	1,400,000		1,450,750
	senior note, 6.125%, 1/15/22	United States	200,000		203,750
	Verizon Communications Inc., senior note, 5.15%, 9/15/23	United States	2,000,000		2,210,028
d	Wind Acquisition Finance SA, senior secured note, 144A,
	4.00%, 7/15/20	Italy	600,000	EUR	715,110
	7.00%, 4/23/21	Italy	2,000,000	EUR	2,377,481

					30,795,091

	Transportation 0.7%
d	Florida East Coast Holdings Corp.,
	secured note, first lien, 144A, 6.75%, 5/01/19	United States	900,000		893,250
	senior note, 144A, 9.75%, 5/01/20	United States	400,000		400,000

Annual Report	FSI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Transportation (continued)
	Hertz Corp., senior note,
	6.75%, 4/15/19	United States	1,500,000	$1,552,500
	6.25%, 10/15/22	United States	1,500,000	1,522,500
d	Stena AB, senior bond, 144A, 7.00%, 2/01/24	Sweden	900,000	825,750
d	Stena International SA, secured bond, 144A, 5.75%, 3/01/24	Sweden	1,100,000	1,039,500

				6,233,500

	Utilities 1.4%
	Calpine Corp.,
	senior bond, 5.75%, 1/15/25	United States	1,200,000	1,216,500
	senior note, 5.375%, 1/15/23	United States	1,300,000	1,314,625
	[d] senior secured bond, first lien, 144A, 5.875%, 1/15/24	United States	600,000	642,000
	[d] senior secured note, first lien, 144A, 6.00%, 1/15/22	United States	100,000	107,000
d	Dynegy Finance I Inc./Dynegy Finance II Inc., senior secured bond, first lien, 144A, 7.625%, 11/01/24	United States	1,300,000	1,327,625
d,e	EDF SA, sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	3,000,000	3,077,100
d	InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	2,500,000	2,387,500
d,g	Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, first lien, 144A, 11.50%, 10/01/15	United States	3,000,000	2,137,500

				12,209,850

	Total Corporate Bonds (Cost $328,498,730)			320,854,737

f,j	Senior Floating Rate Interests 18.6%
	Automobiles & Components 0.8%
	Crowne Group LLC, Term Loan, 6.00%, 9/30/20	United States	1,646,573	1,621,875
	FRAM Group Holdings Inc. (Autoparts Holdings),
	Second Lien Term Loan, 10.50%, 1/29/18	United States	1,458,729	1,455,082
	Term Loan, 6.50%, 7/29/17	United States	2,290,008	2,283,138
	Henniges Automotive Holdings Inc., Term Loans, 5.50%, 6/12/21	United States	810,662	810,662
	UCI International Inc., Term Loan, 5.50%, 7/26/17	United States	579,767	577,835

				6,748,592

	Capital Goods 1.1%
	Alfred Fueling Systems Inc. (Wayne Fueling),
	First Lien Initial Term Loan, 4.75%, 6/20/21	United States	491,885	483,277
	Second Lien Initial Term Loan, 8.50%, 6/20/22	United States	845,106	823,978
	Doncasters U.S. Finance LLC,
	Second Lien Term Loan, 9.50%, 10/09/20	United States	125,226	124,130
	Term B Loans, 4.50%, 4/09/20	United States	297,841	296,538
k	Erickson Inc., Purchase Price Notes, 6.00%, 11/02/20	United States	190,406	154,522
	Onsite Rental Group Operations Pty. Ltd., Term B Loan, 5.50%, 7/30/21	United States	2,167,856	2,146,177
	Sensus USA Inc.,
	First Lien Term Loan, 4.50% - 5.50%, 5/09/17	United States	1,318,102	1,291,740
	Second Lien Term Loan, 8.50%, 5/09/18	United States	3,032,186	2,903,318
	Signode Industrial Group U.S. Inc., Initial Term B Loan, 3.75%, 5/01/21	United States	839,167	807,698
	TransDigm Inc.,
	Tranche C Term Loan, 3.75%, 2/28/20	United States	406,538	400,270
	Tranche D Term Loan, 3.75%, 6/04/21	United States	292,729	287,899

FSI-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
f,j	Senior Floating Rate Interests (continued)
	Capital Goods (continued)
l	WireCo Worldgroup Inc., Term Loan, 7.00%, 2/15/17	United States	48,726	$48,818

				9,768,365

	Commercial & Professional Services 0.8%
	AlixPartners LLP, Second Lien 2013 Recapitalization Term Loan, 9.00%, 7/10/21	United States	2,678,927	2,710,183
	Interactive Data Corp., Term Loan, 4.75%, 5/02/21	United States	4,218,422	4,198,384

				6,908,567

	Consumer Durables & Apparel 0.0%†
l	Varsity Brands Inc., First Lien Term Loan, 7.25%, 12/16/21	United States	328,408	327,997

	Consumer Services 2.5%
	24 Hour Fitness Worldwide Inc., Term Loan, 4.75%, 5/30/21	United States	1,277,820	1,233,895
	Caesars Entertainment Resort Properties LLC, Term B Loans, 7.00%, 10/11/20	United States	4,070,809	3,863,878
	Cannery Casino Resorts LLC,
	Second Lien Term Loan, 10.00%, 10/02/19	United States	780,000	612,300
	Term Loan, 6.00%, 10/02/18	United States	2,604,913	2,441,020
	ClubCorp Club Operations Inc., Term B Loans, 4.50%, 7/24/20	United States	138,479	136,662
	Diamond Resorts Corp., Term Loans, 5.50%, 5/09/21	United States	572,424	569,562
	Fitness International LLC, Term B Loan, 5.50%, 7/01/20	United States	3,134,569	3,024,859
	ROC Finance LLC, Funded Term B Loans, 5.00%, 4/08/19	United States	314,906	295,618
	TGI Friday’s Inc.,
	First Lien Initial Term Loan, 5.25% - 6.50%, 7/15/20	United States	479,779	478,579
	[l] Second Lien Initial Term Loan, 9.25%, 7/15/21	United States	500,000	492,500
	Town Sports International LLC, Initial Term Loan, 4.50% - 5.75%, 11/15/20	United States	1,017,795	735,357
	Travelport Finance Luxembourg S.A.R.L., Initial Term Loan, 6.00%, 9/02/21	Luxembourg	2,359,471	2,360,061
c,i	Turtle Bay Holdings LLC, Term Loan B, PIK, 3.00%, 6/30/16	United States	6,401,230	6,145,181

				22,389,472

	Diversified Financials 0.6%
	Guggenheim Partners Investment Management Holdings LLC, Initial Term Loan, 5.50%, 7/22/20	United States	932,033	925,625
l	Realogy Group LLC, Initial Term B Loans, 5.25%, 3/05/20	United States	92,166	90,860
	Trans Union LLC, 2014 Replacement Term Loan, 4.00%, 4/09/21	United States	4,159,657	4,110,261

				5,126,746

	Energy 1.2%
	Bowie Resource Holdings LLC, Second Lien Initial Term Loan, 11.75%, 2/16/21	United States	480,257	473,053
	Citgo Petroleum Corp., Term B Loan, 4.50%, 7/29/21	United States	224,013	223,453
	Drillships Ocean Ventures Inc. and Drillships Vent, Term Loan, 5.50%, 7/25/21	United States	717,677	582,216
	Fieldwood Energy LLC, Second Lien Loans, 8.375%, 9/30/20	United States	468,000	344,682
	Foresight Energy LLC, Term Loans, 5.50%, 8/23/20	United States	720,000	711,000
	McJunkin Red Man Corp., 2013 Term Loan, 5.00%, 11/11/19	United States	723,792	676,746
	OSG Bulk Ships Inc., Initial Term Loan, 5.25%, 8/05/19	United States	1,245,444	1,217,421
	OSG International Inc., Initial Term Loan, (OIN), 5.75%, 8/05/19	United States	2,022,339	1,971,780
l	Peabody Energy Corp., Term Loan, 4.25%, 9/24/20	United States	1,240,345	1,126,646
l	UTEX Industries Inc., First Lien Initial Term Loan, 5.00%, 5/22/21	United States	3,160,867	2,939,607

Annual Report	FSI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
f,j	Senior Floating Rate Interests (continued)
	Energy (continued)
	Westmoreland Coal Co., Term Loan, 7.50%, 12/16/20	United States	664,630	$652,999

				10,919,603

	Food & Staples Retailing 0.2%
	AdvancePierre Foods Inc., Second Lien Term Loan, 9.50%, 10/10/17	United States	1,805,558	1,787,502

	Food, Beverage & Tobacco 0.2%
	Big Heart Pet Brands (Del Monte Pet), Initial Term Loans, 3.50%, 2/24/20	United States	1,690,987	1,627,575
	CSM Bakery Supplies LLC (U.S. Acquisition), Second Lien Term Loan, 8.75%, 7/03/21	United States	128,913	125,368

				1,752,943

	Health Care Equipment & Services 1.5%
	Carestream Health Inc., Second Lien Loan, 9.50%, 12/07/19	United States	685,642	680,786
	Community Health Systems Inc., 2021 Term D Loan, 4.25%, 1/27/21	United States	2,778,862	2,776,933
	Connolly LLC,
	Initial Term Loan, 5.00%, 5/14/21	United States	1,766,986	1,760,360
	Second Lien Initial Term Loan, 8.00%, 5/14/22	United States	423,200	421,084
	Dialysis Newco Inc., Second Lien Term Loan B, 7.75%, 10/22/21	United States	267,300	266,632
	Millennium Health LLC, Tranche B Term Loan, 5.25%, 4/16/21	United States	2,713,769	2,704,442
	Surgery Centers Holdings Inc.,
	Second Lien Term Loan, 8.50%, 11/03/21	United States	404,200	392,074
	Term Loan, 5.25%, 11/03/20	United States	70,600	68,923
	Truven Health Analytics Inc., New Tranche B Term Loan, 4.50%, 6/06/19	United States	1,740,077	1,694,400
	U.S. Renal Care Inc., Tranche B-2 Term Loan, 4.25%, 7/03/19	United States	3,042,441	3,000,607

				13,766,241

	Household & Personal Products 0.8%
	FGI Operating Co. LLC (Freedom Group), Term B Loans, 5.50%, 4/19/19	United States	3,882,930	3,805,271
	Sun Products Corp., Tranche B Term Loan, 5.50%, 3/23/20	United States	3,895,804	3,642,577

				7,447,848

	Materials 3.6%
	Appvion Inc., Term Loan, 5.75% - 6.75%, 6/28/19	United States	1,025,189	1,014,297
	Arysta Lifescience SPC LLC,
	Initial Term Loan, 4.50%, 5/29/20	United States	3,453,831	3,439,439
	Second Lien Initial Term Loan, 8.25%, 11/30/20	United States	551,458	551,114
	Atkore International Inc., Second Lien Initial Term Loan, 7.75%, 10/09/21	United States	219,800	215,404
	AZ Chem US Inc., First Lien Initial Term Loan, 5.75%, 6/12/21	United States	1,478,894	1,461,332
	Caraustar Industries Inc.,
	Initial Term Loan, 7.50%, 5/01/19	United States	1,683,063	1,673,596
	[l] Term Loan C, 9.00%,5/01/19	United States	2,740,000	2,698,900
	CD&R Millennium U.S. Acquico LLC, Second Lien Initial Term Loan, 8.25%, 7/31/22	United States	585,000	570,375
	Cyanco Intermediate Corp., Initial Term Loan, 5.50%, 5/01/20	United States	3,385,395	3,283,833
l	Exopack Holdings SA, USD Term Loan, 5.25%, 5/08/19	Luxembourg	3,692,818	3,685,126

FSI-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
f,j	Senior Floating Rate Interests (continued)
	Materials (continued)
l	FMG America Finance Inc. (Fortescue Metals Group), Loans, 3.75%, 6/30/19	United States	827,208	$755,690
	HII Holding Corp. (Houghton International), Second Lien Term Loan, 9.50%, 12/20/20	United States	575,175	575,175
l	Ineos U.S. Finance LLC, Dollar Term Loan, 5.25%, 5/04/18	United States	301,326	293,308
	MacDermid Holdings LLC, First Lien Tranche B Term Loan, 4.00%, 6/07/20	United States	2,285,464	2,246,184
	OCI Beaumont LLC, Term B-3 Loan, 5.00%, 8/20/19	United States	1,064,011	1,055,366
	Oxbow Carbon LLC,
	First Lien Tranche B Term Loan, 4.25%, 7/19/19	United States	337,855	311,671
	Second Lien Initial Term Loan, 8.00%, 1/19/20	United States	311,538	274,154
	OXEA GmbH, Second Lien Term Loan, 8.25%, 7/15/20	Luxembourg	838,599	802,958
	Prescrix Inc., Second Lien Term Loan, 8.00%, 5/02/22	United States	663,243	658,269
	Reynolds Group Holdings Inc., U.S. Term Loan, 4.00%, 12/01/18	United States	2,752,731	2,709,227
	Solenis International LP and Solenis Holdings, Second Lien Term Loan, 7.75%, 7/31/22	United States	174,800	170,867
	Tronox Pigments (Netherlands) BV, Term Loan, 4.00%, 3/19/20	Netherlands	265,759	262,104
	Univar Inc., Term B Loan, 5.00%, 6/30/17	United States	442,956	429,747
l	Walter Energy Inc., B Term Loan, 7.25%, 4/01/18	United States	3,746,209	2,915,019

				32,053,155

	Media 1.6%
	AP NMT Acquisition BV, Second Lien Dollar Term B Loan, 10.00%, 8/13/22	Netherlands	1,290,000	1,244,850
	Cengage Learning Acquisitions Inc., First Lien Exit Term Loan, 7.00%, 3/31/20	United States	3,087,626	3,060,610
	Cumulus Media Holdings Inc., Term Loans, 4.25%, 12/23/20	United States	459,266	445,201
	NEP/NCP Holdco Inc., Second Lien Term Loan, 9.50%, 7/22/20	United States	678,796	668,614
c	Radio One Inc., Term Loan, 7.50%, 3/31/16	United States	2,066,387	2,050,889
	William Morris Endeavor Entertainment LLC,
	Term Loans First Lien, 5.25%, 5/06/21	United States	2,765,480	2,675,602
	Term Loans Second Lien, 8.25%, 5/06/22	United States	4,543,017	4,372,654

				14,518,420

	Real Estate 0.0%†
	Capital Automotive LP, Second Lien Term Loan, 6.00%, 4/30/20	United States	182,500	182,500

	Retailing 1.8%
	BJ’s Wholesale Club Inc.,
	2013 (Nov) Replacement Loans, 4.50%, 9/26/19	United States	3,530,563	3,476,132
	Second Lien 2013 (Nov) Replacement Loans, 8.50%, 3/26/20	United States	1,915,908	1,890,363
	Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	4,157,730	4,100,561
	Harbor Freight Tools USA Inc., Loans, 4.75%, 7/26/19	United States	1,095,527	1,094,431
	JC Penney Corp. Inc., Term Loan, 5.00%, 6/20/19	United States	478	461
	The Men’s Wearhouse Inc., Tranche B Term Loan, 4.50%, 6/18/21	United States	1,183,276	1,178,839
	Party City Holdings Inc., 2014 Replacement Term Loan, 4.00% - 5.25%, 7/27/19	United States	1,402,113	1,374,071
	Sungard Availability Services Capital Inc., Tranche B Term Loan, 6.00%, 3/31/19	United States	3,246,752	2,830,087

				15,944,945

Annual Report	FSI-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
f,j	Senior Floating Rate Interests (continued)
	Semiconductors & Semiconductor Equipment 0.1%
	M/A-COM Technology Solutions Holdings Inc., Initial Term Loan, 4.50%, 5/07/21	United States	520,982		$520,982

	Software & Services 1.3%
	BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%, 9/10/20	United States	4,856,465		4,721,397
l	MoneyGram International Inc., Term Loan, 4.25%, 3/28/20	United States	5,166,286		4,791,730
	Vertafore Inc., Second Lien Term Loan, 9.75%, 10/27/17	United States	2,015,657		2,027,414
l	Worldpay U.S. Inc.,
	Facility B2A-II Loan, 6.25%, 11/30/19	United States	297,300		297,857
	Facility C2 Loan, 5.75%, 11/30/19	United States	106,549		106,316

					11,944,714

	Technology Hardware & Equipment 0.2%
	Dell International LLC, Term B Loan, 4.50%, 4/29/20	United States	1,306,268		1,304,518
	Presidio Inc., Term Loan, 5.00%, 3/31/17	United States	702,189		702,628

					2,007,146

	Transportation 0.3%
	Global Tip Finance BV/Finance America LLC, Facility C Commitment, 7.00%, 10/16/20	United States	2,424,189		2,412,068

	Total Senior Floating Rate Interests (Cost $170,403,405)				166,527,806

	Foreign Government and Agency Securities 18.2%
	Government of Canada, 1.00%, 5/01/15	Canada	5,755,000	CAD	4,956,759
	Government of Hungary,
	5.50%, 2/12/16	Hungary	1,864,700,000	HUF	7,437,507
	5.50%, 12/22/16	Hungary	46,690,000	HUF	190,838
	6.50%, 6/24/19	Hungary	206,000,000	HUF	896,291
	7.50%, 11/12/20	Hungary	313,570,000	HUF	1,460,322
	A, 6.75%, 11/24/17	Hungary	104,470,000	HUF	446,879
	A, 5.50%, 12/20/18	Hungary	34,100,000	HUF	142,988
	A, 7.00%, 6/24/22	Hungary	930,000	HUF	4,372
	A, 6.00%, 11/24/23	Hungary	1,270,000	HUF	5,775
	senior note, 6.25%, 1/29/20	Hungary	4,597,000		5,175,670
	senior note, 6.375%, 3/29/21	Hungary	1,000,000		1,144,430
	Government of Indonesia, FR34, 12.80%, 6/15/21	Indonesia	17,235,000,000	IDR	1,733,381
	Government of Ireland, 5.00%, 10/18/20	Ireland	3,000,000	EUR	4,545,577
	Government of Malaysia,
	3.741%, 2/27/15	Malaysia	12,310,000	MYR	3,522,917
	3.835%, 8/12/15	Malaysia	7,475,000	MYR	2,144,052
	4.72%, 9/30/15	Malaysia	10,268,000	MYR	2,965,254
	3.197%, 10/15/15	Malaysia	4,730,000	MYR	1,350,739
	senior bond, 3.814%, 2/15/17	Malaysia	2,500,000	MYR	717,746
	senior bond, 4.24%, 2/07/18	Malaysia	600,000	MYR	174,303
	senior note, 3.172%, 7/15/16	Malaysia	28,100,000	MYR	7,992,407
	Government of Mexico,
	6.00%, 6/18/15	Mexico	18,020	[m] MXN	123,816
	8.00%, 12/17/15	Mexico	753,560	[m] MXN	5,338,389
	6.25%, 6/16/16	Mexico	699,310	[m] MXN	4,924,668
	7.25%, 12/15/16	Mexico	790,330	[m] MXN	5,724,533

FSI-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	Government of Poland,
	5.50%, 4/25/15	Poland	5,300,000	PLN	$1,515,622
	6.25%, 10/24/15	Poland	9,134,000	PLN	2,672,432
	4.75%, 10/25/16	Poland	31,000,000	PLN	9,216,504
	Strip, 7/25/15	Poland	2,052,000	PLN	574,410
	Strip, 1/25/16	Poland	1,066,000	PLN	295,572
d	Government of Portugal, 144A, 5.125%, 10/15/24	Portugal	7,000,000		7,380,800
d	Government of Serbia, senior note, 144A,
	4.875%, 2/25/20	Serbia	4,410,000		4,426,339
	7.25%, 9/28/21	Serbia	1,000,000		1,124,125
	Government of Singapore, senior note, 1.125%, 4/01/16	Singapore	7,350,000	SGD	5,585,068
	Government of Sri Lanka,
	A, 11.75%, 3/15/15	Sri Lanka	1,160,000	LKR	8,944
	A, 6.50%, 7/15/15	Sri Lanka	28,980,000	LKR	221,640
	A, 6.40%, 8/01/16	Sri Lanka	19,500,000	LKR	148,514
	B, 6.40%, 10/01/16	Sri Lanka	16,000,000	LKR	121,534
	B, 8.50%, 7/15/18	Sri Lanka	15,280,000	LKR	121,470
	C, 8.50%, 4/01/18	Sri Lanka	8,070,000	LKR	64,034
	D, 8.50%, 6/01/18	Sri Lanka	54,050,000	LKR	429,782
	Government of Sweden, 4.50%, 8/12/15	Sweden	26,000,000	SEK	3,422,112
	Government of the Philippines,
	senior bond, 7.00%, 1/27/16	Philippines	80,000,000	PHP	1,853,835
	senior note, 1.625%, 4/25/16	Philippines	155,000,000	PHP	3,427,783
d	Government of Ukraine,
	144A, 7.75%, 9/23/20	Ukraine	3,850,000		2,345,728
	senior bond, 144A, 7.80%, 11/28/22	Ukraine	2,790,000		1,667,346
	senior note, 144A, 7.95%, 2/23/21	Ukraine	2,120,000		1,289,893
	senior note, 144A, 7.50%, 4/17/23	Ukraine	1,000,000		589,530
n	Government of Uruguay, senior bond, Index Linked, 4.375%, 12/15/28	Uruguay	192,368,980	UYU	7,971,782
	Korea Monetary Stabilization Bond,
	senior bond, 2.47%, 4/02/15	South Korea	4,622,600,000	KRW	4,230,645
	senior bond, 2.80%, 8/02/15	South Korea	1,324,510,000	KRW	1,216,039
	senior bond, 2.81%, 10/02/15	South Korea	6,000,000,000	KRW	5,515,967
	senior note, 2.74%, 2/02/15	South Korea	1,617,220,000	KRW	1,479,345
	senior note, 2.76%, 6/02/15	South Korea	5,045,300,000	KRW	4,625,867
	Korea Treasury Bond, senior note,
	3.25%, 6/10/15	South Korea	210,800,000	KRW	193,703
	2.75%, 12/10/15	South Korea	5,847,900,000	KRW	5,380,383
	3.00%, 12/10/16	South Korea	5,500,000,000	KRW	5,114,921
	Nota Do Tesouro Nacional,
	10.00%, 1/01/17	Brazil	6,200	[o] BRL	2,222,517
	[p] Index Linked, 6.00%, 5/15/15	Brazil	1,390	[o] BRL	1,326,942
	[p] Index Linked, 6.00%, 8/15/16	Brazil	1,604	[o] BRL	1,517,596
	[p] Index Linked, 6.00%, 8/15/18	Brazil	5,525	[o] BRL	5,186,197
	Uruguay Notas del Tesoro,
	10.50%, 3/21/15	Uruguay	1,700,000	UYU	69,193
	10.25%, 8/22/15	Uruguay	59,720,000	UYU	2,431,639
	9.50%, 1/27/16	Uruguay	9,220,000	UYU	379,015
	[n] 18, Index Linked, 2.25%, 8/23/17	Uruguay	26,165,056	UYU	1,017,617

Annual Report	FSI-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	Uruguay Treasury Bill, Strip,
	7/02/15	Uruguay	510,000	UYU	$19,585
	8/20/15	Uruguay	35,364,000	UYU	1,335,945

	Total Foreign Government and Agency Securities (Cost $178,618,520)				162,857,528

	U.S. Government and Agency Securities 1.8%
	U.S. Treasury Bond,
	4.50%, 2/15/16	United States	1,000,000		1,046,211
	7.875%, 2/15/21	United States	900,000		1,216,055
	U.S. Treasury Note,
	4.625%, 2/15/17	United States	600,000		649,102
	4.75%, 8/15/17	United States	2,900,000		3,184,449
	3.75%, 11/15/18	United States	7,000,000		7,627,536
	[n] Index Linked, 0.125%, 4/15/16	United States	2,474,248		2,467,290

	Total U.S. Government and Agency Securities (Cost $15,720,021)				16,190,643

	Asset-Backed Securities and Commercial Mortgage-Backed Securities 5.7%
	Banks 3.3%
	Banc of America Commercial Mortgage Trust, 2006-4, AJ, 5.695%, 7/10/46	United States	1,807,000		1,877,446
f	Bear Stearns Adjustable Rate Mortgage Trust, 2004-4, A6, FRN, 3.517%, 6/25/34	United States	2,238,662		2,308,574
	Bear Stearns Commercial Mortgage Securities Inc.,
	[f] 2006-PW11, AJ, FRN, 5.605%, 3/11/39	United States	1,000,000		1,032,955
	[f] 2006-PW12, AJ, FRN, 5.751%, 9/11/38	United States	1,440,000		1,483,436
	2006-PW13, AJ, 5.611%, 9/11/41	United States	5,100,000		5,240,293
	Citigroup Commercial Mortgage Trust,
	2006-C5, AJ, 5.482%, 10/15/49	United States	2,520,000		2,472,801
	[f] 2007-C6, AM, FRN, 5.706%, 6/10/17	United States	2,500,000		2,673,498
f	Citigroup/Deutsche Bank Commercial Mortgage Trust, 2006-CD3, AJ, FRN, 5.688%, 10/15/48	United States	2,700,000		2,633,594
	Countrywide Asset-Backed Certificates, 2005-11, AF4, 5.21%, 3/25/34	United States	1,275,000		1,158,229
	Greenwich Capital Commercial Funding Corp.,
	[f] 2006-GG7, AJ, FRN, 5.82%, 7/10/38	United States	2,560,000		2,630,450
	2007-GG9, AM, 5.475%, 3/10/39	United States	1,030,000		1,081,150
	JP Morgan Chase Commercial Mortgage Securities Trust,
	2006-CB17, AM, 5.464%, 12/12/43	United States	760,000		788,340
	[f] 2006-LDP7, AJ, FRN, 5.873%, 4/15/45	United States	1,680,000		1,690,214
f	Merrill Lynch Mortgage Investors Trust, 2005-A6, 2A3, FRN, 0.55%, 8/25/35	United States	350,000		324,945
f	Morgan Stanley Capital I Trust, 2006-HQ8, AJ, FRN, 5.497%, 3/12/44	United States	200,000		205,503
	Wells Fargo Mortgage Backed Securities Trust,
	[f] 2004-W, A9, FRN, 2.616%, 11/25/34	United States	1,184,527		1,218,511
	2007-3, 3A1, 5.50%, 4/25/37	United States	407,108		420,990

					29,240,929

FSI-26	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials 2.4%
d,f	ARES CLO Funds, 2007-12A, B, 144A, FRN, 1.233%, 11/25/20	United States	1,380,000		$1,360,211
d,f	Atrium CDO Corp., 10A, C, 144A, FRN, 2.829%, 7/16/25	United States	1,400,000		1,339,940
d,f	Atrium XI, 11A, C, 144A, FRN, 3.435%, 10/23/25	Cayman Islands	1,820,000		1,795,521
d,f	BCAP LLC Trust, 2009-RR1, 2A2, 144A, FRN, 2.615%, 5/26/35	United States	440,000		436,854
d,f	Catamaran CLO Ltd., 2013-1A, C, 144A, FRN, 2.834%, 1/27/25	Cayman Islands	1,130,000		1,069,048
d,f	Cent CDO Ltd., 2007-15A, A2B, 144A, FRN, 0.579%, 3/11/21	United States	1,251,000		1,173,726
d,f	Cent CLO LP, 2013-17A, D, 144A, FRN, 3.233%, 1/30/25	Cayman Islands	784,314		760,761
d,f	CIFC Funding Ltd., 2007-3A, A1J, 144A, FRN, 0.634%, 7/26/21	United States	960,000		923,462
d,f	ColumbusNova CLO Ltd., 2007-2A, A2, 144A, FRN, 1.231%, 10/15/21	United States	860,000		841,149
d,f	CT CDO IV Ltd., 2006-4A, A1, 144A, FRN, 0.476%, 10/20/43	United States	1,461,964		1,449,479
d,f	Eaton Vance CDO Ltd., 2014-1A,
	A, 144A, FRN, 1.685%, 7/15/26	Cayman Islands	2,000,000		1,985,600
	B, 144A, FRN, 2.285%, 7/15/26	United States	426,000		414,681
	C, 144A, FRN, 3.235%, 7/15/26	United States	167,100		162,602
d	G-Force LLC, 2005-RRA, C, 144A, 5.20%, 8/22/36	United States	2,000,000		1,932,710
f	Impac Secured Assets Trust, 2007-2, FRN, 0.42%, 4/25/37	United States	342,107		316,693
d,f	ING Investment Management CLO Ltd.,
	2013-1A, B, 144A, FRN, 3.131%, 4/15/24	Cayman Islands	270,000		260,782
	2013-1A, C, 144A, FRN, 3.731%, 4/15/24	Cayman Islands	440,000		418,242
	2013-2A, B, 144A, FRN, 2.914%, 4/25/25	United States	1,080,000		1,038,528
	MortgageIT Trust, 2004-1, A2, 1.07%, 11/25/34	United States	428,268		416,130
d,f	Newcastle CDO Ltd., 2004-5A, 1, 144A, FRN, 0.595%, 12/24/39	United States	499,337		490,743
f	Opteum Mortgage Acceptance Corp. Trust, 2005-4, 1APT, FRN, 0.48%, 11/25/35	United States	703,519		667,683
	Residential Asset Securities Corp., 2004-KS1, AI4, 4.213%, 4/25/32	United States	39,021		38,999
	Structured Asset Securities Corp., 2005-2XS, 2A2, 1.656%, 2/25/35	United States	374,569		363,017
f,q	Talisman 6 Finance, Reg S, FRN, 0.262%, 10/22/16	Germany	1,666,863	EUR	1,992,620
f	Thornburg Mortgage Securities Trust, 2005-1, A3, FRN, 2.234%, 4/25/45	United States	389,232		391,914

					22,041,095

	Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $48,972,136)				51,282,024

	Mortgage-Backed Securities 3.1%
f	Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
	FHLMC, 2.348%, 1/01/33	United States	59,855		62,458

	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 0.2%
	FHLMC Gold 15 Year, 5.50%, 7/01/17 - 7/01/19	United States	90,706		96,389
	FHLMC Gold 15 Year, 6.00%, 5/01/17	United States	3,998		4,168
	FHLMC Gold 15 Year, 6.50%, 5/01/16	United States	379		388
l	FHLMC Gold 30 Year, 3.50%, 1/01/42	United States	148,000		153,897
	FHLMC Gold 30 Year, 5.00%, 4/01/34 - 8/01/35	United States	388,336		429,657
	FHLMC Gold 30 Year, 5.50%, 3/01/33 - 1/01/35	United States	365,995		411,229
	FHLMC Gold 30 Year, 6.00%, 4/01/33 - 2/01/36	United States	319,783		364,767
	FHLMC Gold 30 Year, 6.50%, 12/01/23 - 6/01/36	United States	76,567		87,736
	FHLMC Gold 30 Year, 7.00%, 9/01/21 - 4/01/30	United States	32,452		36,857

Annual Report	FSI-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Mortgage-Backed Securities (continued)
	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate (continued)
	FHLMC Gold 30 Year, 7.50%, 8/01/30 - 7/01/31	United States	1,245	$1,364

				1,586,452

f	Federal National Mortgage Association (FNMA) Adjustable Rate 0.0%†
	FNMA, 2.31% - 2.33%, 4/01/20 - 12/01/34	United States	214,239	227,099

	Federal National Mortgage Association (FNMA) Fixed Rate 2.7%
	FNMA 15 Year, 2.50%, 7/01/22 - 6/01/27	United States	607,676	620,941
	FNMA 15 Year, 3.00%, 10/01/27	United States	5,241,524	5,463,969
	FNMA 15 Year, 4.50%, 6/01/19 - 3/01/20	United States	128,656	135,518
	FNMA 15 Year, 5.00%, 10/01/17 - 6/01/18	United States	94,512	99,648
	FNMA 15 Year, 5.50%, 3/01/16 - 11/01/18	United States	552,873	584,218
	FNMA 15 Year, 6.00%, 4/01/16 - 7/01/16	United States	854	859
l	FNMA 30 Year, 3.00%, 1/01/43	United States	7,143,000	7,226,149
l	FNMA 30 Year, 3.50%, 1/01/42	United States	1,087,000	1,133,198
l	FNMA 30 Year, 4.00%, 1/01/41	United States	7,409,000	7,907,863
	FNMA 30 Year, 5.00%, 4/01/30	United States	130,124	144,265
	FNMA 30 Year, 6.50%, 6/01/28 - 10/01/37	United States	368,129	420,170

				23,736,798

	Government National Mortgage Association (GNMA) Fixed Rate 0.2%
	GNMA I SF 30 Year, 5.00%, 11/15/33 - 7/15/34	United States	441,687	489,201
	GNMA I SF 30 Year, 6.50%, 2/15/32	United States	2,164	2,471
	GNMA I SF 30 Year, 7.00%, 10/15/28 - 6/15/32	United States	32,104	33,858
	GNMA I SF 30 Year, 7.50%, 9/15/30	United States	1,636	1,969
l	GNMA II SF 30 Year, 3.50%, 1/01/43	United States	820,000	860,808
	GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	130,124	144,661
	GNMA II SF 30 Year, 6.00%, 11/20/34	United States	149,979	172,286
	GNMA II SF 30 Year, 6.50%, 4/20/31 - 2/20/34	United States	70,608	82,467
	GNMA II SF 30 Year, 7.50%, 1/20/28 - 4/20/32	United States	17,319	20,249

				1,807,970

	Total Mortgage-Backed Securities (Cost $26,939,088)			27,420,777

	Municipal Bonds 3.9%
	Arkansas State GO, Four-Lane Highway Construction and Improvement Bonds, 3.25%, 6/15/22	United States	400,000	433,352
	California State GO, Various Purpose,
	5.25%, 11/01/40	United States	560,000	645,854
	Refunding, 5.25%, 3/01/38	United States	1,500,000	1,632,060
	Refunding, 5.00%, 4/01/38	United States	2,000,000	2,180,720
	Refunding, NATL Insured, 4.50%, 12/01/32	United States	300,000	313,008
	Refunding, Series 1, AGMC Insured, 4.75%, 9/01/31	United States	290,000	299,982
	Colorado State ISD, GO, Mitchell and Scurry Counties, School Building, PSF Guarantee, 5.00%, 8/15/43	United States	300,000	343,011
	Evansville Local Public Improvement Bond Bank Revenue, Sewage Works Project, Series A, 5.00%, 7/01/36	United States	675,000	765,848
	Florida Hurricane Catastrophe Fund Finance Corp. Revenue, Series A, 2.995%, 7/01/20	United States	3,000,000	3,038,400
	Illinois State GO,
	5.877%, 3/01/19	United States	2,000,000	2,210,240
	Build America Bonds, 7.35%, 7/01/35	United States	1,000,000	1,177,250

FSI-28	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Municipal Bonds (continued)
	Massachusetts State GO, Consolidated Loan of 2014, Series A, 4.50%, 12/01/43	United States	2,300,000		$2,482,344
	Minnesota State GO, Various Purpose, Refunding, Series F, 4.00%, 10/01/24	United States	2,650,000		3,009,128
	Nassau County GO, General Improvement Bonds, Series B, 5.00%,
	4/01/39	United States	1,500,000		1,674,495
	4/01/43	United States	1,600,000		1,764,336
	New Jersey EDA Revenue, School Facilities Construction, Refunding, Series NN, 5.00%, 3/01/30	United States	700,000		767,641
	New York City HDC Revenue, Series B1, 5.00%, 7/01/33	United States	500,000		572,010
	New York City Municipal Water Finance Authority Water and Sewer System Revenue, Second General Resolution, Fiscal 2014,
	Refunding, Series BB, 5.00%, 6/15/46	United States	2,430,000		2,745,535
	New York State Urban Development Corp. Revenue, State Personal Income Tax, General Purpose, Series C, 5.00%, 3/15/29	United States	1,500,000		1,766,445
	Puerto Rico Electric Power Authority Power Revenue,
	Series A, 6.75%, 7/01/36	United States	3,465,000		1,754,364
	Series XX, 5.25%, 7/01/40	United States	165,000		83,541
	Puerto Rico Sales Tax FICO Revenue, Capital Appreciation, Refunding, Series A, zero cpn., 8/01/26	United States	275,000		101,585
	Puerto Rico Sales Tax FICO Sales Tax Revenue,
	Capital Appreciation, Series A, zero cpn., 8/01/25	United States	320,000		128,835
	first subordinate, Series A, 5.75%, 8/01/37	United States	500,000		372,480
	first subordinate, Series A, 6.50%, 8/01/44	United States	2,500,000		2,006,575
	Refunding, Series A, NATL RE, FGIC Insured, zero cpn., 8/01/45	United States	3,700,000		531,394
	Refunding, Series B, 6.05%, 8/01/37	United States	915,000		669,140
	Refunding, Series B, 6.05%, 8/01/38	United States	1,120,000		817,656
	South Carolina State Public Service Authority Revenue, Refunding, Series B, 5.00%, 12/01/38	United States	1,000,000		1,123,620

	Total Municipal Bonds (Cost $34,692,948)				35,410,849

			Shares
	Escrows and Litigation Trusts 0.0%
a,k	Comfort Co. Inc., Escrow Account	United States	13,427		—
a,k	NewPage Corp., Litigation Trust	United States	2,500,000		—

	Total Escrows and Litigation Trusts (Cost $ —)				—

	Total Investments before Short Term Investments (Cost $818,545,990)				794,636,657

			Principal Amount*
	Short Term Investments 10.8%
	Foreign Government and Agency Securities (Cost $475,130) 0.1%
	Government of Canada, 1.50%, 8/01/15	Canada	550,000	CAD	475,015

	Total Investments before Money Market Funds (Cost $819,021,120)				795,111,672

Annual Report	FSI-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

		Country	Shares	Value
	Money Market Funds (Cost $96,065,603) 10.7%
a,r	Institutional Fiduciary Trust Money Market Portfolio	United States	96,065,603	$96,065,603

	Total Investments (Cost $915,086,723) 99.5%			891,177,275
	Other Assets, less Liabilities 0.5%			4,230,066

	Net Assets 100.0%			$895,407,341

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bThe security is owned by FT Holdings Corporation III, a wholly-owned subsidiary of the Fund. See Note 1(g).

cAt December 31, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2014, the aggregate value of these securities was $176,474,602, representing 19.71% of net assets.

ePerpetual security with no stated maturity date.

fThe coupon rate shown represents the rate at period end.

gSee Note 7 regarding defaulted securities.

hSee Note 1(f) regarding loan participation notes.

iIncome may be received in additional securities and/or cash.

jSee Note 1(i) regarding senior floating rate interests.

kSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2014, the aggregate value of these securities was $154,522, representing 0.02% of net assets.

lA portion or all of the security purchased on a delayed delivery or to-be-announced (TBA) basis. See Note 1(c).

mPrincipal amount is stated in 100 Mexican Peso Units

nPrincipal amount of security is adjusted for inflation. See Note 1(k).

oPrincipal amount is stated in 1,000 Brazilian Real Units.

pRedemption price at maturity is adjusted for inflation. See Note 1(k).

qSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2014, the value of this security was $1,992,620, representing 0.22% of net assets.

rSee Note 3(e) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

FSI-30	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin Strategic Income VIP Fund (continued)

At December 31, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Chilean Peso	BZWS	Buy	477,650,000	$823,534	1/09/15	$—	$(37,357)
Chilean Peso	DBAB	Buy	140,000,000	241,421	1/09/15	—	(10,991)
Euro	BZWS	Buy	3,948,823	4,995,538	1/09/15	—	(216,986)
Euro	BZWS	Sell	4,116,197	5,626,760	1/09/15	645,666	—
Euro	DBAB	Buy	5,924,086	8,066,131	1/09/15	—	(897,273)
Euro	DBAB	Sell	7,328,957	9,971,255	1/09/15	1,102,333	—
Euro	JPHQ	Buy	2,590,000	3,302,657	1/09/15	—	(168,445)
Euro	JPHQ	Sell	7,574,544	10,313,425	1/09/15	1,147,313	—
Indian Rupee	DBAB	Buy	307,316,000	4,589,980	1/09/15	276,658	—
Indian Rupee	HSBC	Buy	144,338,000	2,139,801	1/09/15	145,927	—
Indian Rupee	JPHQ	Buy	23,701,000	356,835	1/09/15	18,492	—
Japanese Yen	BZWS	Sell	136,513,000	1,336,671	1/09/15	197,312	—
Japanese Yen	CITI	Sell	127,820,000	1,250,365	1/09/15	183,559	—
Japanese Yen	DBAB	Buy	379,925,000	3,508,727	1/09/15	—	(337,814)
Japanese Yen	DBAB	Sell	987,554,000	9,622,124	1/09/15	1,379,843	—
Japanese Yen	GSCO	Sell	42,760,000	417,639	1/09/15	60,758	—
Japanese Yen	HSBC	Sell	247,910,000	2,397,324	1/09/15	328,228	—
Japanese Yen	JPHQ	Sell	149,719,000	1,472,570	1/09/15	222,991	—
Singapore Dollar	DBAB	Buy	1,663,000	1,319,773	1/09/15	—	(64,773)
Euro	DBAB	Buy	2,150,000	2,876,399	2/09/15	—	(273,846)
Euro	DBAB	Sell	3,561,422	4,905,641	2/09/15	594,576	—
Euro	JPHQ	Sell	1,889,700	2,614,801	2/09/15	327,339	—
Indian Rupee	CITI	Buy	4,537,000	68,123	2/09/15	3,311	—
Japanese Yen	DBAB	Sell	257,790,000	2,516,252	2/09/15	364,132	—
Japanese Yen	HSBC	Sell	85,800,000	837,049	2/09/15	120,761	—
Japanese Yen	JPHQ	Sell	181,500,000	1,771,692	2/09/15	256,468	—
Singapore Dollar	DBAB	Buy	973,400	768,575	2/09/15	—	(34,377)
Singapore Dollar	JPHQ	Buy	694,000	548,088	2/09/15	—	(24,630)
Swedish Krona	DBAB	Buy	91,336,000	14,011,490	2/09/15	—	(2,298,768)
Swedish Krona	DBAB	Sell	52,750,000	7,001,670	2/09/15	237,129	—
British Pound	DBAB	Sell	380,363	643,957	3/09/15	51,408	—
Chilean Peso	DBAB	Buy	314,000,000	543,629	3/09/15	—	(29,644)
Chilean Peso	JPHQ	Buy	234,301,000	408,546	3/09/15	—	(25,020)
Chilean Peso	MSCO	Buy	220,380,000	389,861	3/09/15	—	(29,122)
Euro	BZWS	Sell	132,570	182,984	3/09/15	22,474	—
Euro	DBAB	Buy	3,154,283	3,961,374	3/09/15	—	(142,319)
Euro	DBAB	Sell	14,178,711	19,458,828	3/09/15	2,291,922	—
Euro	HSBC	Sell	142,717	196,450	3/09/15	23,655	—
Euro	JPHQ	Sell	2,118,679	2,926,091	3/09/15	360,895	—
Japanese Yen	DBAB	Sell	780,622,000	7,656,519	3/09/15	1,137,991	—
Japanese Yen	HSBC	Sell	80,270,000	785,267	3/09/15	114,978	—
Japanese Yen	JPHQ	Sell	235,580,000	2,304,140	3/09/15	336,945	—
Singapore Dollar	DBAB	Buy	7,316,140	5,840,520	3/09/15	—	(323,568)
Singapore Dollar	DBAB	Sell	2,651,000	1,999,095	3/09/15	30	—
Singapore Dollar	HSBC	Buy	837,000	669,900	3/09/15	—	(38,736)
Singapore Dollar	JPHQ	Buy	4,945,200	3,938,045	3/09/15	—	(208,971)
British Pound	DBAB	Sell	1,674,528	2,746,518	5/07/15	139,162	—
Chilean Peso	CITI	Buy	377,668,000	634,203	5/07/15	—	(19,050)
Chilean Peso	JPHQ	Buy	1,598,650,000	2,727,027	5/07/15	—	(123,112)
Euro	BZWS	Sell	4,318,741	5,524,305	5/07/15	292,263	—
Euro	CITI	Sell	1,058,200	1,427,103	5/07/15	145,121	—
Euro	DBAB	Sell	10,374,678	13,742,245	5/07/15	1,173,593	—
Euro	GSCO	Sell	369,000	468,398	5/07/15	21,364	—
Euro	JPHQ	Sell	6,561,135	8,572,596	5/07/15	623,951	—
Indian Rupee	DBAB	Sell	31,625,000	500,000	5/07/15	9,526	—

Annual Report	FSI-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	BZWS	Sell	60,047,000	$587,731	5/07/15	$85,961	$—
Japanese Yen	CITI	Sell	31,757,000	310,679	5/07/15	45,309	—
Japanese Yen	DBAB	Sell	27,184,000	265,287	5/07/15	38,130	—
Japanese Yen	HSBC	Sell	147,626,000	1,444,594	5/07/15	210,991	—
Japanese Yen	JPHQ	Sell	366,653,000	3,477,968	5/07/15	414,115	—
Malaysian Ringgit	DBAB	Buy	6,892,000	2,087,852	5/07/15	—	(139,500)
Singapore Dollar	DBAB	Sell	1,249,000	999,240	5/07/15	58,209	—
Euro	BZWS	Sell	529,706	668,870	6/18/15	26,855	—
Euro	CITI	Sell	3,868,000	4,772,277	6/18/15	84,177	—
Euro	DBAB	Sell	6,574,489	8,210,401	6/18/15	241,980	—
Euro	JPHQ	Sell	2,176,103	2,718,786	6/18/15	81,302	—
Indian Rupee	DBAB	Buy	128,000,000	2,008,473	6/18/15	—	(36,800)
Japanese Yen	DBAB	Sell	1,175,702,500	10,237,325	6/18/15	407,799	—
Japanese Yen	JPHQ	Sell	548,120,000	4,864,378	6/18/15	294,015	(12,224)
Japanese Yen	MSCO	Sell	12,500,000	110,358	6/18/15	5,851	—
Malaysian Ringgit	DBAB	Buy	623,200	184,734	6/18/15	—	(9,157)
Malaysian Ringgit	HSBC	Buy	376,000	110,530	6/18/15	—	(4,597)

Unrealized appreciation (depreciation)						16,352,768	(5,507,080)

Net unrealized appreciation (depreciation)						$10,845,688

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At December 31, 2014, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Counterparty / Exchange	Notional Amount[a]	Periodic Payment Rate	Expiration Date	Upfront Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation	Market Value	Rating[b]
OTC Swaps
Contracts to Sell Protection[c]
Traded Index
MCDX.NA.21	CITI	7,000,000	1.00%	12/20/18	$(104,821)	$173,015	$—	$68,194	Non Investment Grade
MCDX.NA.23	CITI	3,000,000	1.00%	12/20/19	19,683	2,602	—	22,285	Non Investment Grade

Net unrealized appreciation (depreciation)						$175,617

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cThe fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps and failure to pay or bankruptcy of the underlying securities for traded index swaps.

See Note 9 regarding other derivative information.

See Abbreviations on page FSI-49.

FSI-32	Annual Report | The accompanying notes are an integral part of these financial statements.

Franklin Strategic Income VIP Fund (continued)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2014

Franklin Strategic Income VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$819,021,120
Cost - Sweep Money Fund (Note 3e)	96,065,603

Total cost of investments	$915,086,723

Value - Unaffiliated issuers	$795,111,672
Value - Sweep Money Fund (Note 3e)	96,065,603

Total value of investments	891,177,275
Cash	182,186
Restricted cash (Note 1e)	5,579,400
Foreign currency, at value (cost $895,888)	895,812
Receivables:
Investment securities sold	8,259,331
Capital shares sold	219,339
Dividends and interest	9,346,168
OTC swaps (premiums paid $20,637)	19,683
Unrealized appreciation on forward exchange contracts	16,352,768
Unrealized appreciation on OTC swap contracts	175,617
Other assets	89

Total assets	932,207,668

Liabilities:
Payables:
Investment securities purchased	24,528,561
Capital shares redeemed	251,919
Management fees	436,276
Distribution fees	153,261
Due to brokers	5,579,400
OTC Swaps (premiums received $137,569)	104,821
Unrealized depreciation on forward exchange contracts	5,507,080
Unrealized depreciation on unfunded loan commitments (Note 8)	19,110
Deferred tax	11,099
Accrued expenses and other liabilities	208,800

Total liabilities	36,800,327

Net assets, at value	$895,407,341

Net assets consist of:
Paid-in capital	$853,292,288
Undistributed net investment income	39,238,788
Net unrealized appreciation (depreciation)	(13,091,622)
Accumulated net realized gain (loss)	15,967,887

Net assets, at value	$895,407,341

The accompanying notes are an integral part of these financial statements. | Annual Report	FSI-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2014

Franklin Strategic Income VIP Fund

Class 1:
Net assets, at value	$574,850,182

Shares outstanding	48,308,043

Net asset value and maximum offering price per share	$11.90

Class 2:
Net assets, at value	$206,570,686

Shares outstanding	17,887,815

Net asset value and maximum offering price per share	$11.55

Class 4:
Net assets, at value	$113,986,473

Shares outstanding	9,674,546

Net asset value and maximum offering price per share	$11.78

FSI-34	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2014

Franklin Strategic Income VIP Fund
Investment income:
Dividends	$137,853
Interest	48,006,997

Total investment income	48,144,850

Expenses:
Management fees (Note 3a)	5,595,205
Distribution fees: (Note 3c)
Class 2	480,827
Class 4	451,080
Custodian fees (Note 4)	126,357
Reports to shareholders	206,080
Professional fees	101,661
Trustees’ fees and expenses	3,913
Other	82,245

Total expenses	7,047,368
Expense reductions (Note 4)	(1,130)
Expenses waived/paid by affiliates (Note 3e)	(75,838)

Net expenses	6,970,400

Net investment income	41,174,450

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	18,635,732
Foreign currency transactions	2,286,891
Swap contracts	973,216

Net realized gain (loss)	21,895,839

Net change in unrealized appreciation (depreciation) on:
Investments	(52,758,469)
Translation of other assets and liabilities denominated in foreign currencies	11,194,003
Change in deferred taxes on unrealized appreciation	30

Net change in unrealized appreciation (depreciation)	(41,564,436)

Net realized and unrealized gain (loss)	(19,668,597)

Net increase (decrease) in net assets resulting from operations	$21,505,853

The accompanying notes are an integral part of these financial statements. | Annual Report	FSI-35

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Strategic Income VIP Fund
	Year Ended December 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$41,174,450	$54,238,182
Net realized gain (loss) from investments, foreign currency transactions and swap contracts	21,895,839	22,020,933
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	(41,564,436)	(37,991,817)

Net increase (decrease) in net assets resulting from operations	21,505,853	38,267,298

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 1	(39,220,893)	(54,987,119)
Class 2	(11,269,863)	(10,246,664)
Class 4	(7,512,342)	(10,775,092)
Net realized gains:
Class 1	(12,517,628)	(11,433,439)
Class 2	(3,732,579)	(2,203,428)
Class 4	(2,588,163)	(2,384,488)

Total distributions to shareholders	(76,841,468)	(92,030,230)

Capital share transactions: (Note 2)
Class 1	(94,647,397)	(275,817,937)
Class 2	43,236,033	23,867,593
Class 4	(13,615,799)	(52,983,286)

Total capital share transactions	(65,027,163)	(304,933,630)

Net increase (decrease) in net assets	(120,362,778)	(358,696,562)
Net assets:
Beginning of year	1,015,770,119	1,374,466,681

End of year	$895,407,341	$1,015,770,119

Undistributed net investment income included in net assets:
End of year	$39,238,788	$50,393,655

FSI-36	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin Strategic Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Strategic Income VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2014, 77.75% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2014, Franklin Strategic Income Securities Fund was renamed Franklin Strategic Income VIP Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a

Annual Report	FSI-37

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery and TBA Basis

The Fund purchases securities on a delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market

FSI-38	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (“OTC credit default swaps”) or may be executed in a multilateral trade facility platform, such as a registered exchange (“centrally cleared credit default swaps”). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no

Annual Report	FSI-39

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Derivative Financial Instruments (continued)

event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statement of Operations.

See Note 9 regarding other derivative information.

e. Restricted Cash

At December 31, 2014, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

f. Loan Participation Notes

The Fund invests in loan participation notes (“Participations”). Participations are loans originally issued to a borrower by one or more financial institutions (the “Lender”) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g. FT Holdings Corporation III (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in the FT Subsidiary. FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At December 31, 2014, FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of FT Subsidiary are reflected in the Fund’s Statement of Investments and Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and FT Subsidiary. All intercompany transactions and balances have been eliminated.

h. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

i. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

j. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain

FSI-40	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

l. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Annual Report	FSI-41

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2014		2013
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	702,662	$8,745,867	782,903	$10,091,023
Shares issued in reinvestment of distributions	4,268,855	51,738,520	5,373,832	66,420,558
Shares redeemed	(12,467,167)	(155,131,784)	(27,765,536)	(352,329,518)

Net increase (decrease)	(7,495,650)	$(94,647,397)	(21,608,801)	$(275,817,937)

Class 2 Shares:
Shares sold	6,058,039	$72,800,016	4,461,765	$56,022,684
Shares issued in reinvestment of distributions	1,273,552	15,002,442	1,034,061	12,450,092
Shares redeemed	(3,696,063)	(44,566,425)	(3,579,730)	(44,605,183)

Net increase (decrease)	3,635,528	$43,236,033	1,916,096	$23,867,593

Class 4 Shares:
Shares sold	732,854	$9,004,820	930,235	$11,782,444
Shares issued on reinvestment of distributions	839,610	10,100,506	1,074,251	13,159,580
Shares redeemed	(2,683,922)	(32,721,125)	(6,283,838)	(77,925,310)

Net increase (decrease)	(1,111,458)	$(13,615,799)	(4,279,352)	$(52,983,286)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. Some distribution fees are not charged on shares held by affiliates. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted on the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2014, the custodian fees were reduced as noted in the Statement of Operations.

Annual Report	FSI-43

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2014 and 2013, was as follows:

	2014	2013

Distributions paid from:
Ordinary income	$59,337,862	$79,686,221
Long term capital gain	17,503,606	12,344,009

	$76,841,468	$92,030,230

At December 31, 2014, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$917,305,934

Unrealized appreciation	$20,839,065
Unrealized depreciation	(46,967,724)

Net unrealized appreciation (depreciation)	$(26,128,659)

Undistributed ordinary income	$55,480,213
Undistributed long term capital gains	14,270,924

Distributable earnings	$69,751,137

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2014, aggregated $478,174,188 and $532,087,943, respectively.

7. Credit Risk and Defaulted Securities

At December 31, 2014, the Fund had 57.01% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2014, the aggregate value of these securities was $2,168,750, representing 0.24% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

8. Unfunded Loan Commitments

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At December 31, 2014, unfunded commitments were as follows:

Borrower	Unfunded Commitment
Patriot Coal Corp., L/C Facility, 6.50%, 12/18/18	$173,376

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

9. Other Derivative Information

At December 31, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$16,352,768	Unrealized depreciation on forward exchange contracts	$5,507,080

Credit contracts	Unrealized appreciation on OTC swap contracts	175,617	Unrealized depreciation on OTC swap contracts	—

For the year ended December 31, 2014, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$2,520,387	$11,455,572

Credit contracts	Net realized gain (loss) from swap contracts / Net change in unrealized appreciation (depreciation) on investments	973,216	(71,683)

At December 31, 2014, the Fund’s OTC derivative assets and liabilities, are as follows:

	Gross and Net Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$16,352,768	$5,507,080
Swap Contracts	195,300	104,821

Total	$16,548,068	$5,611,901

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

Annual Report	FSI-45

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

9. Other Derivative Information (continued)

At December 31, 2014, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross and Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received[b]	Net Amount (Not less than zero)
Counterparty
BZWS	$1,270,531	$(254,343)	$—	$(839,000)	$177,188
CITI	656,777	(123,871)	(338,840)	—	194,066
DBAB	9,504,421	(4,598,830)	—	(4,690,000)	215,591
GSCO	82,122	—	—	—	82,122
HSBC	944,540	(43,333)	(901,207)	—	—
JPHQ	4,083,826	(562,402)	(3,521,424)	—	—
MSCO	5,851	(5,851)	—	—	—

Total	$16,548,068	$(5,588,630)	$(4,761,471)	$(5,529,000)	$668,967

aAt December 31, 2014, the Fund received United Kingdom Treasury Bonds and Notes, U.S. Government Agency Securities and U.S. Treasury Bonds and Notes as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

At December 31, 2014, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross and Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)
Counterparty
BZWS	$254,343	$(254,343)	$—	$—	$—
CITI	123,871	(123,871)	—	—	—
DBAB	4,598,830	(4,598,830)	—	—	—
GSCO	—	—	—	—	—
HSBC	43,333	(43,333)	—	—	—
JPHQ	562,402	(562,402)	—	—	—
MSCO	29,122	(5,851)	—	—	23,271

Total	$5,611,901	$(5,588,630)	$—	$—	$23,271

For the year ended December 31, 2014, the average month end fair value of derivatives represented 1.08% of average month end net assets. The average month end number of open derivative contracts for the year was 203.

See Note 1(d) regarding derivative financial instruments.

FSI-46	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. The Borrowers expect to renew the Global Credit Facility for a total of $2 billion effective February 13, 2015, which matures on February 12, 2016.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Services	$—	$—	$2,566,956		$2,566,956
Materials	—	453,750	—		453,750
Transportation	—	—	556,087		556,087
All Other Equity Investments[b]	10,515,500	—	—		10,515,500
Corporate Bonds	—	320,823,487	31,250		320,854,737
Senior Floating Rate Interests	—	166,373,284	154,522		166,527,806
Foreign Government and Agency Securities	—	162,857,528	—		162,857,528
U.S. Government and Agency Securities	—	16,190,643	—		16,190,643
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	51,282,024	—		51,282,024
Mortgage-Backed Securities	—	27,420,777	—		27,420,777
Municipal Bonds	—	35,410,849	—		35,410,849
Escrows and Litigation Trusts	—	—	—	[c]	—
Short Term Investments	96,065,603	475,015	—		96,540,618

Total Investments in Securities	$106,581,103	$781,287,357	$3,308,815		$891,177,275

Annual Report	FSI-47

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

11. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Forward Exchange Contracts	$—	$16,352,768	$—	$16,352,768
Swap Contracts	—	175,617	—	175,617

Total Other Financial Instruments	$—	$16,528,385	$—	$16,528,385

Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$5,507,080	$—	$5,507,080
Unfunded Loan Commitments	—	19,110	—	19,110

Total Other Financial Instruments	$—	$5,526,190	$—	$5,526,190

aIncludes common, preferred and convertible preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at December 31, 2014.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

FSI-48	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Strategic Income VIP Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio

BZWS	Barclays Bank PLC	BRL	Brazilian Real	AGMC	Assured Guaranty Municipal Corp.

CITI	Citigroup, Inc.	CAD	Canadian Dollar	CDO	Collateralized Debt Obligation

DBAB	Deutsche Bank AG	EUR	Euro	CLO	Collateralized Loan Obligation

GSCO	The Goldman Sachs Group,	GBP	British Pound	EDA	Economic Development Authority

HSBC	HSBC Bank USA, N.A.	HUF	Hungarian Forint	ETF	Exchange Traded Fund

JPHQ	JP Morgan Chase & Co.	IDR	Indonesian Rupiah	FGIC	Financial Guaranty Insurance Co.

MSCO	Morgan Stanley	KRW	South Korean Won	FICO	Financing Corp.

		LKR	Sri Lankan Rupee	FRN	Floating Rate Note

		MXN	Mexican Peso	GO	General Obligation

		MYR	Malaysian Ringgit	HDC	Housing Development Corp.

		PHP	Philippine Peso	ISD	Independent School District

		PLN	Polish Zloty	NATL	National Public Financial Guarantee Corp.

		SEK	Swedish Krona	NATL RE	National Public Financial Guarantee Corp. Reinsured

		SGD	Singapore Dollar	PIK	Payment-In-Kind

		UYU	Uruguayan Peso	PSF	Permanent School Fund

Annual Report	FSI-49

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Franklin Strategic Income VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Strategic Income VIP Fund (the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 13, 2015

FSI-50	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Strategic Income VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $17,503,606 as a long term capital gain dividend for the fiscal year ended December 31, 2014.

Annual Report	FSI-51

Templeton Developing Markets VIP Fund

(Formerly, Templeton Developing Markets Securities Fund)

This annual report for Templeton Developing Markets VIP Fund covers the fiscal year ended December 31, 2014.

Class 4 Performance Summary as of December 31, 2014

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/14	1-Year	5-Year	10-Year
Average Annual Total Return	-8.48%	+0.22%	+5.72%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not have a 12b-1 fee expense. Since 2/29/08 (effective date), the average annual total return of Class 4 shares was -1.61%. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/05–12/31/14)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the MSCI Emerging Markets (EM) Index and the Standard & Poor’s®/International Finance Corporation Investable (S&P®/IFCI) Composite Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	TD-1

TEMPLETON DEVELOPING MARKETS VIP FUND

Fund Goal and Main Investments

Templeton Developing Markets VIP Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging market investments.

Fund Risks

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with developing markets are magnified in frontier markets. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the MSCI EM Index had a -1.82% total return, and the S&P/IFCI Composite Index had a -1.12% total return for the same period.1 Please note index performance numbers are for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

The global economy grew moderately during the 12 months under review as many developed markets continued to recover and many emerging markets continued to expand. Although several emerging market countries faced headwinds such as soft domestic demand, weak exports and geopolitical crises, emerging market economies overall continued to grow faster than developed market economies. China’s economy stabilized in 2014 as fiscal and monetary stimulus measures implemented in the year’s second half gained traction. Strength in production and consumer spending offset weakness in fixed-asset investment. Domestic demand continued to account for a greater portion of China’s gross domestic product, as the government’s market friendly policies supported new economic drivers. Emerging market countries showing signs of economic improvement included India, Poland and Mexico, while others, including Russia, South Africa and South Korea, showed signs of moderation. Although Brazil exited recession as government spending drove third-quarter economic growth, it continued to face headwinds such as lower commodity prices.

Central bank actions varied across emerging markets. Several central banks, including those of Russia, Brazil and South Africa, raised interest rates in response to rising inflation and weakening currencies. In contrast, the central banks of Chile, Mexico and South Korea lowered interest rates to promote economic growth. After raising interest rates early in the year to support the Turkish lira, Turkey’s central bank began easing monetary policy to boost economic growth. The People’s Bank of China cut its benchmark interest rate for the first time since July 2012.

Emerging markets experienced volatility in 2014 amid concerns about the U.S. Federal Reserve Board’s (Fed’s) timing of interest rate increases, moderating global economic growth and geopolitical tensions in several regions. Also weighing on investor sentiment was a sharp decline in crude oil prices,

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

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TEMPLETON DEVELOPING MARKETS VIP FUND

which pressured several oil-producing countries’ financial positions and currencies. However, India’s and Indonesia’s announced economic reforms following their national elections, China’s fiscal and monetary stimulus measures, the European Central Bank’s monetary easing and the Fed’s accommodative policy provided investors with some optimism.

For the 12 months ended December 31, 2014, emerging market stocks, as measured by the MSCI EM Index, rose 5.57% in local currency terms, as many investors seemed to focus on the relatively attractive valuations of many emerging market stocks.1 However, weak local currencies led to a 1.82% decline in U.S. dollar terms.1 European emerging markets overall underperformed, as did Latin America. Asia generally performed well, as many countries in the region delivered double-digit gains. In addition, the Middle East and Africa region produced solid returns.

Investment Strategy

We employ a fundamental research, value-oriented, long-term investment approach. We focus on the market price of a company’s securities relative to our evaluation of its long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. Our analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment. We invest in securities without regard to benchmark comparisons.

Manager’s Discussion

During the year under review, key contributors to the Fund’s absolute performance included Emaar Properties, Remgro and TSMC (Taiwan Semiconductor Manufacturing Co.).

Emaar Properties is a major property developer and manager with operations throughout the Middle East, notably in Dubai, United Arab Emirates (UAE). Dubai’s rising tourism boosted Emaar’s hotel and retail operations, and a property sector recovery in the earlier part of the year also supported the company’s operations. The UAE’s inclusion in the MSCI EM Index in June further boosted Emaar’s share price. However, signs of a property price decline in the emirate during the final months of 2014 led to a share price correction.

Remgro is a South African conglomerate with a diversified portfolio of financial and industrial assets that we believe provides an attractive means to address growth in the South African and broader African economies. The share price appreciation during the year, in our view, reflected investors’

Top 10 Countries
12/31/14
% of Total Net Assets
China	20.4%
South Africa	11.5%
Thailand	10.9%
India	10.9%
Brazil	8.0%
Belgium	3.6%
U.K.	3.5%
Indonesia	3.4%
Taiwan	3.1%
South Korea	2.9%

confidence in Africa’s financials and industrials sectors, while sentiment in the commodity sector remained relatively weaker.

TSMC, the world’s largest independent integrated circuit foundry, showed strong growth in the past few years, resulting from increased demand for chips used in mobile devices such as smartphones and tablets. Strong corporate results, management updates suggesting rising market share and progress in the commercialization of the most advanced technology supported the company’s share price performance.

In contrast, key detractors from the Fund’s absolute performance included Petrobras (Petroleo Brasileiro), Avon Products and SJM Holdings.

Petrobras, a new holding this period, is Brazil’s main oil and gas producer, refiner and distributor. The company’s links with government and political figures were scrutinized in the final quarter of 2014 amid accusations of bribery and corrupt practices. Delays in the release of third-quarter results and the sharp decline in oil and gas prices also weighed on sentiment. The decision of the Organization of the Petroleum Exporting Countries to maintain oil production levels despite a global oversupply led prices to fall more than 40% in 2014’s fourth quarter.

Avon Products is a U.S.-listed global cosmetics company with substantial operations in various emerging market countries, most notably Brazil. Its third-quarter corporate results, impacted by Brazil’s sluggish economy, disappointed investors. Concerns about the company’s ability to service its substantial debts in a weak market environment led two major rating agencies to downgrade the company’s debt rating to below investment grade, further weighing on investor sentiment. Also pressuring shares were the economic and currency crises in Russia, another substantial market for the company.

Annual Report	TD-3

TEMPLETON DEVELOPING MARKETS VIP FUND

SJM Holdings, a Hong Kong-listed, Macau-based gaming and entertainment company, lost ground in 2014 after strong stock performance in 2013, as the Chinese government’s anti-corruption and anti-extravagance policies negatively affected casino revenues. Macau’s annual gambling revenues declined in 2014 for the first time since China liberalized the administrative region’s casinos in 2001.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2014, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

In the past 12 months, we increased the Fund’s holdings largely in Thailand, South Africa, India, Indonesia and China via China H, Red Chip and P Chip shares as we continued to search for investment opportunities we considered to be attractive.2 We initiated investments in several markets, including Greece and Peru, and made some purchases in other emerging markets, including Turkey and Taiwan. Additionally, we made some purchases in developed market countries, such as the U.S. and Belgium, where we identified select companies with significant emerging market operations. In sector terms, we increased the Fund’s holdings mainly in materials, energy, financials and health care.3 Key purchases included new positions in Itau Unibanco Holding, a leading Brazilian commercial bank; Brilliance China Automotive Holdings, a major Chinese automobile manufacturer with a joint venture with BMW; and Naspers, a South Africa-based multinational media group.

Conversely, we reduced the Fund’s investments in Hong Kong, the UAE, Macau and Brazil to focus on stocks we considered to be more attractively valued within our investment universe. We

Top 10 Holdings
12/31/14
Company Sector/Industry, Country	% of Total Net Assets
Remgro Ltd. Diversified Financial Services, South Africa	5.0%
Tata Consultancy Services Ltd. IT Services, India	4.7%
Siam Commercial Bank PCL, fgn. Banks, Thailand	4.2%
Naspers Ltd., N Media, South Africa	4.2%
Brilliance China Automotive Holdings Ltd. Automobiles, China	4.2%
Itau Unibanco Holding SA, ADR Banks, Brazil	3.8%
Anheuser-Busch InBev NV Beverages, Belgium	3.6%
Unilever PLC Food Products, U.K.	3.5%
TSMC (Taiwan Semiconductor Manufacturing Co.) Ltd. Semiconductors & Semiconductor Equipment, Taiwan	3.1%
China Construction Bank Corp., H Banks, China	3.0%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

also eliminated exposures to several countries, including Nigeria and Singapore. In sector terms, some of the largest sales were in consumer staples and consumer discretionary.4 Key sales included a reduction of the Fund’s holding in Emaar Properties. We closed the Fund’s positions in Ambev, a Brazil-based global beer and soft drink producer, and British American Tobacco, a U.K.-listed global tobacco company. Additionally, we closed the Fund’s positions in a number of Macau casino resort operators, including Sands China, Melco Crown Entertainment and SJM Holdings, mentioned earlier.

Thank you for your participation in Templeton Developing Markets VIP Fund. We look forward to serving your future investment needs.

2. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China. “Red Chip” denotes shares of Hong Kong Stock Exchange-listed companies substantially owned by Chinese mainland state entities, with significant exposure to China. “P Chip” denotes shares of Hong Kong Stock Exchange-listed companies controlled by Chinese mainland individuals and incorporated outside of China, with a majority of their business in China.

3. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI. The financials sector comprises banks, diversified financial services, insurance, and real estate management and development in the SOI. The health care sector comprises biotechnology and pharmaceuticals in the SOI.

4. The consumer staples sector comprises beverages, food products, food and staples retailing, personal products and tobacco in the SOI. The consumer discretionary sector comprises automobiles; hotels, restaurants and leisure; media; specialty retail; and textiles, apparel and luxury goods in the SOI.

TD-4	Annual Report

TEMPLETON DEVELOPING MARKETS VIP FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report	TD-5

TEMPLETON DEVELOPING MARKETS VIP FUND

Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Fund-Level Expenses Incurred During Period* 7/1/14–12/31/14
Actual	$1,000	$ 909.30	$8.18
Hypothetical (5% return before expenses)	$1,000	$1,016.64	$8.64

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 4 shares (1.70%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

TD-6	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Developing Markets VIP Fund

	Year Ended December 31,
	2014		2013	2012	2011	2010
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.26		$10.58	$9.50	$11.40	$9.86

Income from investment operations[a]:

Net investment income[b]	0.15	[c]	0.13	0.19	0.17	0.09

Net realized and unrealized gains (losses)	(0.97)		(0.22)	1.06	(1.94)	1.63

Total from investment operations	(0.82)		(0.09)	1.25	(1.77)	1.72

Less distributions from net investment income	(0.17)		(0.23)	(0.17)	(0.13)	(0.18)

Redemption fees[d]	—		—	—	—	—

Net asset value, end of year	$9.27		$10.26	$10.58	$9.50	$11.40

Total return[e]	(8.09)%		(0.73)%	13.40%	(15.67)%	17.83%

Ratios to average net assets

Expenses	1.36%	[f]	1.35%	1.35%	1.40%	1.49%	[g]

Net investment income	1.51%	[c]	1.25%	1.93%	1.57%	0.87%

Supplemental data

Net assets, end of year (000’s)	$114,487		$145,707	$203,568	$232,544	$347,242

Portfolio turnover rate	82.87%		44.59%	24.45%	14.90%	24.41%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.04 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.11%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	TD-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Developing Markets VIP Fund (continued)

	Year Ended December 31,
	2014		2013	2012	2011	2010
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.19		$10.50	$9.42	$11.30	$9.78

Income from investment operations[a]:

Net investment income[b]	0.12	[c]	0.10	0.17	0.14	0.06

Net realized and unrealized gains (losses)	(0.96)		(0.21)	1.05	(1.92)	1.62

Total from investment operations	(0.84)		(0.11)	1.22	(1.78)	1.68

Less distributions from net investment income	(0.15)		(0.20)	(0.14)	(0.10)	(0.16)

Redemption fees[d]	—		—	—	—	—

Net asset value, end of year	$9.20		$10.19	$10.50	$9.42	$11.30

Total return[e]	(8.39)%		(0.92)%	13.16%	(15.86)%	17.58%

Ratios to average net assets

Expenses	1.61%	[f]	1.60%	1.60%	1.65%	1.74%	[g]

Net investment income	1.26%	[c]	1.00%	1.68%	1.32%	0.62%

Supplemental data

Net assets, end of year (000’s)	$250,813		$274,683	$291,638	$295,223	$392,546

Portfolio turnover rate	82.87%		44.59%	24.45%	14.90%	24.41%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.04 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.86%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

TD-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Developing Markets VIP Fund (continued)

	Year Ended December 31,
	2014		2013	2012	2011	2010
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.20		$10.50	$9.42	$11.30	$9.80

Income from investment operations[a]:

Net investment income[b]	0.12	[c]	0.10	0.16	0.13	0.05

Net realized and unrealized gains (losses)	(0.97)		(0.21)	1.04	(1.91)	1.61

Total from investment operations	(0.85)		(0.11)	1.20	(1.78)	1.66

Less distributions from net investment income	(0.13)		(0.19)	(0.12)	(0.10)	(0.16)

Redemption fees[d]	—		—	—	—	—

Net asset value, end of year	$9.22		$10.20	$10.50	$9.42	$11.30

Total return[e]	(8.48)%		(1.07)%	13.06%	(15.88)%	17.41%

Ratios to average net assets

Expenses	1.71%	[f]	1.70%	1.70%	1.75%	1.84%	[g]

Net investment income	1.16%	[c]	0.90%	1.58%	1.22%	0.52%

Supplemental data

Net assets, end of year (000’s)	$11,106		$15,225	$23,341	$24,380	$37,198

Portfolio turnover rate	82.87%		44.59%	24.45%	14.90%	24.41%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.04 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.76%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	TD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2014

Templeton Developing Markets VIP Fund
		Industry	Shares	Value
	Common Stocks 88.1%
	Argentina 0.2%
a	Grupo Clarin SA, B, GDR, Reg S	Media	70,355	$668,373

	Austria 0.2%
	OMV AG	Oil, Gas & Consumable Fuels	21,610	575,520

	Belgium 3.6%
	Anheuser-Busch InBev NV	Beverages	120,577	13,694,002

	Brazil 5.5%
	Itau Unibanco Holding SA, ADR	Banks	1,090,710	14,190,137
	M Dias Branco SA	Food Products	115,900	3,968,730
	Souza Cruz SA	Tobacco	369,828	2,688,646

				20,847,513

	Chile 0.6%
	Sociedad Quimica Y Minera de Chile SA Soquimich, ADR	Chemicals	94,287	2,251,574

	China 20.4%
b	Aluminum Corp. of China Ltd., H	Metals & Mining	3,864,400	1,779,210
b,c	BAIC Motor Corp. Ltd., 144A	Automobiles	1,325,500	1,529,959
	Brilliance China Automotive Holdings Ltd.	Automobiles	9,805,700	15,681,128
	China Construction Bank Corp., H	Banks	13,887,300	11,372,830
	China Life Insurance Co. Ltd., H	Insurance	1,543,000	6,029,559
	China Mobile Ltd.	Wireless Telecommunication Services	440,000	5,146,796
	China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	7,360,000	5,932,460
b	China Shipping Development Co. Ltd., H	Marine	7,704,500	5,276,136
	Industrial and Commercial Bank of China Ltd., H	Banks	7,018,300	5,123,012
	NetEase Inc., ADR	Internet Software & Services	31,003	3,073,637
	PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	6,970,600	7,713,197
	Tencent Holdings Ltd.	Internet Software & Services	250,000	3,627,184
	Yanzhou Coal Mining Co. Ltd., H	Oil, Gas & Consumable Fuels	5,152,200	4,372,156

				76,657,264

	Greece 0.3%
b	National Bank of Greece SA	Banks	647,599	1,151,884

	Hong Kong 0.7%
	Dairy Farm International Holdings Ltd.	Food & Staples Retailing	187,433	1,686,897
	Giordano International Ltd.	Specialty Retail	315,900	140,555
	MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	326,400	830,107

				2,657,559

	India 10.9%
	Biocon Ltd.	Biotechnology	545,046	3,679,612
	Dr. Reddy’s Laboratories Ltd.	Pharmaceuticals	68,010	3,502,404
	Infosys Ltd.	IT Services	130,000	4,068,081
	Reliance Industries Ltd.	Oil, Gas & Consumable Fuels	138,200	1,953,786
	Tata Consultancy Services Ltd.	IT Services	438,340	17,789,852
	Tata Motors Ltd.	Automobiles	1,285,800	10,108,324

				41,102,059

	Indonesia 3.4%
	Astra International Tbk PT	Automobiles	12,653,700	7,586,090
	Bank Danamon Indonesia Tbk PT	Banks	4,004,800	1,463,199
	Semen Indonesia (Persero) Tbk PT	Construction Materials	3,016,000	3,945,030

				12,994,319

TD-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Developing Markets VIP Fund (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	Kenya 0.7%
	Equity Bank Ltd.	Banks	937,377	$517,602
	Kenya Commercial Bank Ltd.	Banks	3,217,000	2,007,294

				2,524,896

	Pakistan 0.7%
	United Bank Ltd.	Banks	1,465,400	2,540,317

	Peru 0.4%
	Compania de Minas Buenaventura SA, ADR	Metals & Mining	153,850	1,470,806

	Philippines 2.3%
	Ayala Corp.	Diversified Financial Services	252,530	3,913,270
b	Bloomberry Resorts Corp.	Hotels, Restaurants & Leisure	13,485,300	3,733,789
b	Melco Crown Philippines Resorts Corp.	Hotels, Restaurants & Leisure	3,445,200	1,044,676

				8,691,735

	Qatar 2.1%
	Industries Qatar QSC	Industrial Conglomerates	170,907	7,884,333

	South Africa 11.5%
	Kumba Iron Ore Ltd.	Metals & Mining	30,769	638,288
	MTN Group Ltd.	Wireless Telecommunication Services	373,611	7,153,030
	Naspers Ltd., N	Media	121,196	15,878,463
	Remgro Ltd.	Diversified Financial Services	857,524	18,833,717
	Truworths International Ltd.	Specialty Retail	139,837	934,463

				43,437,961

	South Korea 2.9%
	Hyundai Development Co.	Construction & Engineering	86,880	3,074,035
	Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	3,498	4,243,935
	SK Innovation Co. Ltd.	Oil, Gas & Consumable Fuels	46,511	3,618,788

				10,936,758

	Switzerland 0.5%
	Compagnie Financiere Richemont SA	Textiles, Apparel & Luxury Goods	21,519	1,922,035

	Taiwan 3.1%
	Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	2,654,000	11,823,134

	Thailand 10.9%
	Kasikornbank PCL, fgn.	Banks	619,000	4,311,162
	Land and Houses PCL, fgn.	Real Estate Management & Development	16,698,900	4,596,260
	PTT Exploration and Production PCL, fgn.	Oil, Gas & Consumable Fuels	642,000	2,186,861
	PTT PCL, fgn.	Oil, Gas & Consumable Fuels	593,300	5,846,387
	Quality Houses PCL, fgn.	Real Estate Management & Development	5,037,800	560,777
	Siam Commercial Bank PCL, fgn.	Banks	2,869,800	15,885,146
	Thai Beverage PCL, fgn.	Beverages	14,863,200	7,741,250

				41,127,843

	Turkey 1.7%
	Akbank TAS	Banks	1,089,000	4,041,111
	Tupras-Turkiye Petrol Rafinerileri AS	Oil, Gas & Consumable Fuels	91,900	2,177,688

				6,218,799

	United Arab Emirates 0.5%
	Emaar Properties PJSC	Real Estate Management & Development	943,742	1,865,362

Annual Report	TD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Developing Markets VIP Fund (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	United Kingdom 3.5%
	Unilever PLC	Food Products	318,597	$13,050,572

	United States 1.5%
	Avon Products Inc.	Personal Products	582,973	5,474,116

	Total Common Stocks (Cost $295,275,017)			331,568,734

d	Participatory Notes 1.1%
	Saudi Arabia 1.1%
c	Deutsche Bank AG/London,
	Etihad Etisalat Co., 144A, 9/27/16	Wireless Telecommunication Services	66,819	787,059
	Saudi Basic Industries Corp., 144A, 9/27/16	Chemicals	103,105	2,308,044
c	HSBC Bank PLC, Etihad Etisalat Co., 144A, 11/20/17	Wireless Telecommunication Services	102,495	1,207,286

	Total Participatory Notes (Cost $4,985,543)			4,302,389

	Preferred Stocks 3.0%
	Brazil 2.5%
	Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	572,800	4,341,824
	Vale SA, ADR, pfd., A	Metals & Mining	675,050	4,900,863

				9,242,687

	Chile 0.5%
	Embotelladora Andina SA, pfd., A	Beverages	818,017	1,984,052

	Total Preferred Stocks (Cost $19,598,511)			11,226,739

	Total Investments before Short Term Investments (Cost $319,859,071)			347,097,862

	Short Term Investments (Cost $29,018,398) 7.7%
	Money Market Funds 7.7%
	United States 7.7%
b,e	Institutional Fiduciary Trust Money Market Portfolio		29,018,398	29,018,398

	Total Investments (Cost $348,877,469) 99.9%			376,116,260
	Other Assets, less Liabilities 0.1%			289,349

	Net Assets 100.0%			$376,405,609

See Abbreviations on page TD-24.

aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.

bNon-income producing.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2014, the aggregate value of these securities was $5,832,348, representing 1.55% of net assets.

dSee Note 1(c) regarding Participatory Notes.

eSee Note 3(e) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

TD-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2014

Templeton Developing Markets VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$319,859,071
Cost - Sweep Money Fund (Note 3e)	29,018,398

Total cost of investments	$348,877,469

Value - Unaffiliated issuers	$347,097,862
Value - Sweep Money Fund (Note 3e)	29,018,398

Total value of investments	376,116,260
Receivables:
Investment securities sold	1,217,085
Capital shares sold	223,222
Dividends	222,166
Foreign tax	24,667
Other assets	39

Total assets	377,803,439

Liabilities:
Payables:
Investment securities purchased	441,229
Capital shares redeemed	115,178
Management fees	394,346
Distribution fees	113,662
Custodian fees	72,176
Reports to shareholders	175,890
Deferred tax	29,402
Accrued expenses and other liabilities	55,947

Total liabilities	1,397,830

Net assets, at value	$376,405,609

Net assets consist of:
Paid-in capital	$311,018,669
Distributions in excess of net investment income	(531,967)
Net unrealized appreciation (depreciation)	27,174,090
Accumulated net realized gain (loss)	38,744,817

Net assets, at value	$376,405,609

The accompanying notes are an integral part of these financial statements. | Annual Report	TD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2014

Templeton Developing Markets VIP Fund

Class 1:
Net assets, at value	$114,486,612

Shares outstanding	12,348,636

Net asset value and maximum offering price per share	$9.27

Class 2:
Net assets, at value	$250,812,576

Shares outstanding	27,259,704

Net asset value and maximum offering price per share	$9.20

Class 4:
Net assets, at value	$11,106,421

Shares outstanding	1,204,443

Net asset value and maximum offering price per share	$9.22

TD-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2014

Templeton Developing Markets VIP Fund
Investment income:
Dividends (net of foreign taxes of $971,948)	$12,394,221
Income from securities loaned	41,171

Total investment income	12,435,392

Expenses:
Management fees (Note 3a)	5,180,805
Administrative fees (Note 3b)	207,590
Distribution fees: (Note 3c)
Class 2	692,996
Class 3	27,045
Class 4	46,875
Custodian fees (Note 4)	202,906
Reports to shareholders	219,662
Professional fees	74,491
Trustees’ fees and expenses	1,792
Other	28,261

Total expenses	6,682,423
Expenses waived/paid by affiliates (Note 3e)	(15,026)

Net expenses	6,667,397

Net investment income	5,767,995

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	66,730,564
Foreign currency transactions	2,076

Net realized gain (loss)	66,732,640

Net change in unrealized appreciation (depreciation) on:
Investments	(106,603,657)
Translation of other assets and liabilities denominated in foreign currencies	(12,588)
Change in deferred taxes on unrealized appreciation	(29,402)

Net change in unrealized appreciation (depreciation)	(106,645,647)

Net realized and unrealized gain (loss)	(39,913,007)

Net increase (decrease) in net assets resulting from operations	$(34,145,012)

The accompanying notes are an integral part of these financial statements. | Annual Report	TD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Developing Markets VIP Fund
	Year Ended December 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$5,767,995	$5,556,147
Net realized gain (loss) from investments and foreign currency transactions	66,732,640	67,962,625
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	(106,645,647)	(79,189,158)

Net increase (decrease) in net assets resulting from operations	(34,145,012)	(5,670,386)

Distributions to shareholders from:
Net investment income:
Class 1	(2,319,775)	(3,816,779)
Class 2	(4,358,800)	(5,449,449)
Class 3	—	(777,644)
Class 4	(173,399)	(373,848)

Total distributions to shareholders	(6,851,974)	(10,417,720)

Capital share transactions: (Note 2)
Class 1	(18,560,195)	(52,075,044)
Class 2	2,280,393	(8,867,643)
Class 3	(33,674,042)	(12,240,084)
Class 4	(2,909,339)	(7,287,727)

Total capital share transactions	(52,863,183)	(80,470,498)

Redemption fees	68	1,204

Net increase (decrease) in net assets	(93,860,101)	(96,557,400)
Net assets:
Beginning of year	470,265,710	566,823,110

End of year	$376,405,609	$470,265,710

Distributions in excess of net investment income, end of year	$(531,967)	$(481,395)

TD-16	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Templeton Developing Markets VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Developing Markets VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Effective May 1, 2014, all Class 3 shares were converted to Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2014, Templeton Developing Markets Securities Fund was renamed Templeton Developing Markets VIP Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these

Annual Report	TD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2014, the Fund had no securities on loan.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income

TD-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invests in Class 3 shares of the Fund were subject to a 1.0% short term trading fee if the interest in the subaccount had been held for less than 60 days. Such fees were retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Annual Report	TD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2014		2013
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	1,624,952	$16,226,245	1,118,729	$11,636,774
Shares issued in reinvestment of distributions	229,681	2,319,775	392,673	3,816,779
Shares redeemed	(3,701,849)	(37,106,215)	(6,552,381)	(67,528,597)

Net increase (decrease)	(1,847,216)	$(18,560,195)	(5,040,979)	$(52,075,044)

Class 2 Shares:
Shares sold	7,755,421	$76,467,757	5,110,513	$51,867,557
Shares issued in reinvestment of distributions	434,143	4,358,800	564,125	5,449,449
Shares redeemed	(7,896,683)	(78,546,164)	(6,483,017)	(66,184,649)

Net increase (decrease)	292,881	$2,280,393	(808,379)	$(8,867,643)

Class 3 Shares[a]:
Shares sold	171,371	$1,697,483	410,783	$4,328,836
Shares issued in reinvestment of distributions	—	—	81,005	777,644
Shares redeemed	(3,593,907)	(35,371,525)	(1,696,602)	(17,346,564)

Net increase (decrease)	(3,422,536)	$(33,674,042)	(1,204,814)	$(12,240,084)

Class 4 Shares:
Shares sold	89,395	$875,146	206,201	$2,099,934
Shares issued on reinvestment of distributions	17,219	173,399	38,661	373,848
Shares redeemed	(395,412)	(3,957,884)	(973,500)	(9,761,509)

Net increase (decrease)	(288,798)	$(2,909,339)	(728,638)	$(7,287,727)

aEffective May 1, 2014, all Class 3 shares were converted to Class 2.

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or trustees of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

TD-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $200 million
1.235%	Over $200 million, up to and including $700 million
1.200%	Over $700 million, up to and including $1 billion
1.150%	Over $1 billion, up to and including $1.2 billion
1.125%	Over $1.2 billion, up to and including $5 billion
1.075%	Over $5 billion, up to and including $10 billion
1.025%	Over $10 billion, up to and including $15 billion
0.975%	Over $15 billion, up to and including $20 billion
0.925%	In excess of $20 billion

Effective May 1, 2014, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2014, the Fund paid fees to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.100%	Up to and including $1 billion
1.050%	Over $1 billion, up to and including $5 billion
1.000%	Over $5 billion, up to and including $10 billion
0.950%	Over $10 billion, up to and including $15 billion
0.900%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

b. Administrative Fees

Effective May 1, 2014, under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Prior to May 1, 2014, the Fund paid administrative fees to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 3. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

Annual Report	TD-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

3. Transactions With Affiliates (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted on the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2014, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

During the year ended December 31, 2014, the Fund utilized $21,512,788 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from ordinary income	$6,851,974	$10,417,720

At December 31, 2014, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$360,855,731

Unrealized appreciation	$43,958,141
Unrealized depreciation	(28,697,612)

Net unrealized appreciation (depreciation)	$15,260,529

Undistributed ordinary income	$7,063,937
Undistributed long term capital gains	43,127,174

Distributable earnings	$50,191,111

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, corporate actions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2014, aggregated $342,813,364 and $413,007,437, respectively.

TD-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. The Borrowers expect to renew the Global Credit Facility for a total of $2 billion effective February 13, 2015, which matures on February 12, 2016.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a,b]	$342,795,473	$—	$—	$342,795,473
Participatory Notes	—	4,302,389	—	4,302,389
Short Term Investments	29,018,398	—	—	29,018,398

Total Investments in Securities	$371,813,871	$4,302,389	$—	$376,116,260

aIncludes common and preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

Annual Report	TD-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Developing Markets VIP Fund (continued)

10. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

TD-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Templeton Developing Markets VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Developing Markets VIP Fund (the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 13, 2015

Annual Report	TD-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Developing Markets VIP Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 1.71% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2014.

At December 31, 2014, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2015 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TD-26	Annual Report

Templeton Foreign VIP Fund

(Formerly, Templeton Foreign Securities Fund)

This annual report for Templeton Foreign VIP Fund covers the fiscal year ended December 31, 2014.

Class 4 Performance Summary as of December 31, 2014

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/14	1-Year	5-Year	10-Year
Average Annual Total Return	-11.22%	+4.51%	+4.69%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not have a 12b-1 fee expense. Since 2/29/08 (effective date), the average annual total return of Class 4 shares was +1.49%. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/05–12/31/14)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the MSCI Europe, Australasia, Far East (EAFE) Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	TF-1

TEMPLETON FOREIGN VIP FUND

Fund Goal and Main Investments

Templeton Foreign VIP Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Fund Risks

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. In addition, smaller company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index, had a -4.48% total return for the same period.1 Please note, index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

The global economy grew moderately during the 12 months under review as U.S. economic growth expanded while growth rates in much of the rest of the world declined. As measured by the MSCI World Index, stocks in global developed markets advanced overall during the 12-month period amid a generally accommodative monetary policy environment and continued strength in corporate earnings.2 Oil prices declined sharply during the 12-month period, resulting from weak global demand growth and strong world supply, and gold prices ended lower amid benign global inflation and a strong U.S. dollar.

U.S. economic growth trends were generally encouraging during the period. Economic activity expanded for most of 2014, supported in some quarters by increased consumer spending, business investment and federal defense spending. The U.S. Federal Reserve Board (Fed) began reducing its large-scale bond purchases $10 billion a month in January and ended the buying program in October. But it continued its practice of maintaining holdings of longer term securities at sizable levels. The Fed believed underlying economic strength could support ongoing progress in labor market conditions. Toward period-end, the Fed stated that it could be patient with regard to raising interest rates and that the interest rate might not rise for at least a couple of meetings, possibly implying at least the first two meetings of 2015.

Outside the U.S., the U.K. economy grew relatively well, supported by the services and manufacturing sectors. In the eurozone, economic growth remained subdued, as concerns persisted about the potential negative impacts to growth from the crisis in Ukraine and China’s moderating growth rate. However, third-quarter economic growth, though meager, exceeded expectations, especially in the region’s major economies of Germany and France. In June, the European Central Bank (ECB) reduced its main interest rate and, for the first time, set a negative deposit rate; the ECB reduced both rates again in September. The ECB broadened its monetary easing stance by implementing an asset purchase program to prevent deflation and stimulate the economy. Toward period-end, the ECB cut its 2014 growth forecast for the eurozone and attributed the reduction to geopolitical risks dampening confidence and private investment.

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Please see Index Descriptions following the Fund Summaries.

TF-2	Annual Report

TEMPLETON FOREIGN VIP FUND

Japan’s second- and third-quarter economic contractions indicated the economy was in a recession. However, private consumption and exports improved in the third quarter. In October, the Bank of Japan expanded its stimulus measures amid weak domestic demand and as substantially lower crude oil prices exerted further downward pressure on inflation. Toward period-end, Japan’s ruling coalition was reelected in early parliamentary elections and subsequently announced a fresh stimulus package aimed at reviving economic growth.

In several emerging markets, economic growth generally moderated. However, Brazil exited recession as government spending prior to a presidential election drove third-quarter economic growth. Emerging market equities, as measured by the MSCI Emerging Markets Index, fell for the 12-month period, amid headwinds such as soft domestic demand and weak exports in several countries.2 Falling crude oil prices and geopolitical tensions in certain regions, as well as concerns about the timing of U.S. interest rate increases, also pressured emerging market equities. Many emerging market currencies depreciated against the U.S. dollar, leading central banks in several countries to raise interest rates in an effort to curb inflation and support their currencies. Several other central banks lowered interest rates to promote economic growth. After implementing monetary stimulus measures to support specific sectors, China’s central bank increased its efforts to bolster the economy by cutting its benchmark interest rates for the first time since July 2012. In contrast, Russia’s central bank raised its key interest rate sharply toward period-end to limit further devaluation of the Russian ruble and contain rising inflation.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

The Fund underperformed its benchmark, the MSCI EAFE Index, for the 12-month period, as several sectors detracted from relative returns. An overweighting and stock selection in

Top 10 Holdings
12/31/14
Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	3.4%
GlaxoSmithKline PLC Pharmaceuticals, U.K.	2.5%
BNP Paribas SA Banks, France	2.1%
Roche Holding AG Pharmaceuticals, Switzerland	2.0%
Hana Financial Group Inc. Banks, South Korea	2.0%
Credit Suisse Group AG Capital Markets, Switzerland	2.0%
Sanofi Pharmaceuticals, France	2.0%
Tesco PLC Food & Staples Retailing, U.K.	1.8%
AXA SA Insurance, France	1.6%
KB Financial Group Inc., ADR Banks, South Korea	1.6%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

energy hindered Fund performance, notably energy equipment and services companies Trican Well Service3 and Ensign Energy Services,3 both based in Canada,3 as well as Saipem (Italy), Petrofac (U.K.) and Technip (France).4 Energy stocks generally retreated as crude oil prices fell sharply in 2014 resulting from excess global supply and weak demand growth. Stock selection in consumer staples, mainly in food and staples retailing, also hurt performance.5 U.K. retailer Tesco’s shares fell as the company cut its 2014 profit forecast amid declining sales and loss of market share to discount rivals. Stock selection in financials, especially banks such as Hana Financial Group (South Korea)3 and BNP Paribas (France), hindered relative Fund performance.6 Hana Financial’s earnings suffered from lower interest margins, loan losses and an increase in loan loss provisioning. Stock selection in information technology further hampered relative performance, including solar photovoltaic company GCL-Poly Energy Holdings3 and laminate manufacturer Kingboard Chemical Holdings,3 both headquartered in Hong Kong.7

3. Not part of the index.

4. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

5. The consumer staples sector comprises beverages and food and staples retailing in the SOI.

6. The financials sector comprises banks, capital markets, diversified financial services, insurance, and real estate management and development in the SOI.

7. The information technology sector comprises electronic equipment, instruments and components; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI.

Annual Report	TF-3

TEMPLETON FOREIGN VIP FUND

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2014, the U.S. dollar appreciated in value relative to many currencies in which the Fund’s investments were traded. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

In contrast, stock selection in materials, particularly mining company Hudbay Minerals (Canada),3 contributed to relative performance.8 Stock selection in telecommunication services providers such as China Telecom (China)3 and China Mobile (China)3 also aided relative results.9 Both companies benefited after they partnered with China Unicom to establish a telecommunications tower company as a joint venture to reduce capital expenditures. China Mobile’s shares rose after the company cancelled a smartphone consumer subsidy. Additionally, an increased 4G mobile broadband subscriber base and a business deal with Deutsche Telekom helped the company’s stock. Select financials positions, especially insurers such as China Life Insurance (China),3 ACE (U.S.)3 and Aviva (U.K.) also supported relative returns. Aviva’s strong operating profits in the first half of 2014 resulted from stringent cost controls. Toward period-end, Aviva announced plans to acquire rival insurer Friends Life, aimed at expansion within the U.K., and planned to control costs via mergers and job cuts. Other individual contributors included Teva Pharmaceuticals (Israel)3 and Flextronics International (Singapore).3

From a geographic perspective, stock selection in Europe detracted from Fund performance primarily from investments in the U.K., France and Italy. Stock selection in Asia, particularly Hong Kong, as well as off-benchmark holdings in South Korea, further hampered the Fund’s performance. An off-benchmark allocation in North America, especially in Canadian energy companies, also hurt relative performance. However, an overweighted exposure to Israel, and positioning in China,3 Singapore and Germany contributed to relative returns, as did the Fund’s off-benchmark U.S. investments.

Thank you for your participation in Templeton Foreign VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI.

9. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

TF-4	Annual Report

TEMPLETON FOREIGN VIP FUND

Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value,

then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Fund-Level Expenses Incurred During Period* 7/1/14–12/31/14
Actual	$1,000	$ 860.90	$5.25
Hypothetical (5% return before expenses)	$1,000	$1,019.56	$5.70

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 4 shares (1.12%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report	TF-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Foreign VIP Fund

	Year Ended December 31,
	2014		2013	2012	2011	2010
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$17.56		$14.63	$12.78	$14.54	$13.68

Income from investment operations[a]:

Net investment income[b]	0.53	[c]	0.34	0.38	0.42	0.28

Net realized and unrealized gains (losses)	(2.39)		3.00	1.91	(1.90)	0.86

Total from investment operations	(1.86)		3.34	2.29	(1.48)	1.14

Less distributions from net investment income	(0.36)		(0.41)	(0.44)	(0.28)	(0.28)

Redemption fees[d]	—		—	—	—	—

Net asset value, end of year	$15.34		$17.56	$14.63	$12.78	$14.54

Total return[e]	(10.89)%		23.27%	18.60%	(10.44)%	8.67%

Ratios to average net assets

Expenses	0.77%	[f]	0.78%	0.79%	0.79% [g]	0.78%	[g]

Net investment income	3.11%	[c]	2.16%	2.84%	2.92%	2.10%

Supplemental data

Net assets, end of year (000’s)	$248,355		$298,468	$265,924	$254,292	$321,282

Portfolio turnover rate	25.71%		23.61%	12.53%	21.09%	19.16%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share received in the form of a special dividend paid in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.13%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

TF-6	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Foreign VIP Fund (continued)

	Year Ended December 31,
	2014		2013	2012	2011	2010
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$17.24		$14.37	$12.56	$14.29	$13.45

Income from investment operations[a]:

Net investment income[b]	0.48	[c]	0.30	0.34	0.37	0.25

Net realized and unrealized gains (losses)	(2.35)		2.94	1.87	(1.86)	0.84

Total from investment operations	(1.87)		3.24	2.21	(1.49)	1.09

Less distributions from net investment income	(0.32)		(0.37)	(0.40)	(0.24)	(0.25)

Redemption fees[d]	—		—	—	—	—

Net asset value, end of year	$15.05		$17.24	$14.37	$12.56	$14.29

Total return[e]	(11.13)%		22.97%	18.23%	(10.63)%	8.41%

Ratios to average net assets

Expenses	1.02%	[f]	1.03%	1.04%	1.04% [g]	1.03%	[g]

Net investment income	2.86%	[c]	1.91%	2.59%	2.67%	1.85%

Supplemental data

Net assets, end of year (000’s)	$1,645,571		$1,873,586	$1,744,231	$1,679,412	$2,090,757

Portfolio turnover rate	25.71%		23.61%	12.53%	21.09%	19.16%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share received in the form of a special dividend paid in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.88%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	TF-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Foreign VIP Fund (continued)

	Year Ended December 31,
	2014		2013	2012	2011	2010
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$17.37		$14.48	$12.66	$14.43	$13.59

Income from investment operations[a]:

Net investment income[b]	0.46	[c]	0.28	0.33	0.36	0.17

Net realized and unrealized gains (losses)	(2.36)		2.97	1.89	(1.88)	0.92

Total from investment operations	(1.90)		3.25	2.22	(1.52)	1.09

Less distributions from net investment income	(0.31)		(0.36)	(0.40)	(0.25)	(0.25)

Redemption fees[d]	—		—	—	—	—

Net asset value, end of year	$15.16		$17.37	$14.48	$12.66	$14.43

Total return[e]	(11.22)%		22.86%	18.14%	(10.74)%	8.38%

Ratios to average net assets

Expenses	1.12%	[f]	1.13%	1.14%	1.14% [g]	1.13%	[g]

Net investment income	2.76%	[c]	1.81%	2.49%	2.57%	1.75%

Supplemental data

Net assets, end of year (000’s)	$503,143		$513,098	$416,277	$353,346	$305,505

Portfolio turnover rate	25.71%		23.61%	12.53%	21.09%	19.16%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share received in the form of a special dividend paid in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.78%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

TF-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2014

Templeton Foreign VIP Fund
		Country	Shares	Value

	Common Stocks 92.8%
	Aerospace & Defense 1.1%
	BAE Systems PLC	United Kingdom	3,443,320	$25,332,725

	Airlines 0.6%
	Deutsche Lufthansa AG	Germany	859,340	14,380,453

	Auto Components 2.1%
	Cie Generale des Etablissements Michelin, B	France	274,970	25,043,360
	Hyundai Mobis Co. Ltd.	South Korea	118,532	25,575,585

				50,618,945

	Automobiles 3.4%
	Hyundai Motor Co.	South Korea	85,778	13,253,805
	Nissan Motor Co. Ltd.	Japan	4,058,500	35,800,830
a	Toyota Motor Corp., ADR	Japan	262,491	32,937,371

				81,992,006

	Banks 13.9%
	Bangkok Bank PCL, fgn.	Thailand	1,247,500	7,436,436
	Barclays PLC	United Kingdom	4,800,520	18,220,059
	BNP Paribas SA	France	854,430	50,927,957
	DBS Group Holdings Ltd.	Singapore	929,520	14,453,587
	Hana Financial Group Inc.	South Korea	1,636,205	47,870,246
	HSBC Holdings PLC	United Kingdom	4,015,600	38,297,077
b	ING Groep NV, IDR	Netherlands	2,116,284	27,732,420
	KB Financial Group Inc., ADR	South Korea	1,189,645	38,806,220
	Societe Generale SA	France	391,870	16,590,952
	Standard Chartered PLC	United Kingdom	1,388,570	20,842,825
	UniCredit SpA	Italy	5,333,111	34,427,097
	United Overseas Bank Ltd.	Singapore	985,000	18,238,262

				333,843,138

	Beverages 0.5%
	Suntory Beverage & Food Ltd.	Japan	377,600	13,140,764

	Building Products 0.8%
	Compagnie de Saint-Gobain	France	470,940	20,075,371

	Capital Markets 2.4%
	Credit Suisse Group AG	Switzerland	1,874,638	47,290,204
	GAM Holding Ltd.	Switzerland	505,110	9,145,021

				56,435,225

	Chemicals 1.2%
	Akzo Nobel NV	Netherlands	407,380	28,417,402

	Construction & Engineering 1.1%
	Carillion PLC	United Kingdom	3,750,730	19,631,750
	Sinopec Engineering Group Co. Ltd.	China	11,830,500	8,010,127

				27,641,877

	Construction Materials 0.7%
	CRH PLC	Ireland	659,820	15,887,805

	Diversified Financial Services 1.5%
	BM&F BOVESPA SA	Brazil	2,189,700	8,116,104
	Deutsche Boerse AG	Germany	387,190	27,744,563

				35,860,667

Annual Report	TF-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Foreign VIP Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Diversified Telecommunication Services 4.0%
	China Telecom Corp. Ltd., H	China	52,438,357	$30,432,568
	Singapore Telecommunications Ltd.	Singapore	4,671,000	13,750,679
a	Telefonica SA, ADR	Spain	2,270,951	32,270,214
	Telenor ASA	Norway	928,054	18,819,459

				95,272,920

	Electrical Equipment 0.7%
	ABB Ltd.	Switzerland	838,920	17,838,231

	Electronic Equipment, Instruments & Components 1.7%
b	Flextronics International Ltd.	Singapore	1,849,070	20,672,602
	Kingboard Chemical Holdings Ltd.	Hong Kong	11,646,000	19,675,469

				40,348,071

	Energy Equipment & Services 3.8%
	Ensign Energy Services Inc.	Canada	1,965,300	17,262,485
	Petrofac Ltd.	United Kingdom	1,484,944	16,271,512
b	Saipem SpA	Italy	1,138,333	12,072,761
	Technip SA	France	561,210	33,555,952
	Trican Well Service Ltd.	Canada	2,373,000	11,382,226

				90,544,936

	Food & Staples Retailing 2.4%
	Metro AG	Germany	489,650	14,995,580
	Tesco PLC	United Kingdom	14,669,830	43,216,481

				58,212,061

	Health Care Equipment & Supplies 0.7%
	Getinge AB, B	Sweden	737,270	16,807,915

	Health Care Providers & Services 1.4%
	Shanghai Pharmaceuticals Holding Co. Ltd., H	China	6,434,800	14,522,792
	Sinopharm Group Co.	China	5,059,200	17,942,855

				32,465,647

	Industrial Conglomerates 1.6%
	Hutchison Whampoa Ltd.	Hong Kong	988,239	11,387,635
	Siemens AG	Germany	233,124	26,445,003

				37,832,638

	Insurance 8.1%
	ACE Ltd.	United States	307,649	35,342,717
	Aegon NV	Netherlands	4,446,700	33,676,593
	Aviva PLC	United Kingdom	3,200,110	24,166,915
	AXA SA	France	1,685,708	39,172,566
	China Life Insurance Co. Ltd., H	China	6,096,000	23,821,252
	Muenchener Rueckversicherungs-Gesellschaft AG	Germany	68,060	13,649,943
b,c	NN Group NV, 144A	Netherlands	453,400	13,630,315
	Swiss Re AG	Switzerland	130,190	10,953,926

				194,414,227

TF-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Foreign VIP Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Life Sciences Tools & Services 1.8%
	Lonza Group AG	Switzerland	121,930	$13,760,356
b	MorphoSys AG	Germany	116,110	10,765,986
b	QIAGEN NV	Netherlands	807,901	18,925,565

				43,451,907

	Metals & Mining 2.5%
	HudBay Minerals Inc.	Canada	2,891,000	25,194,334
	POSCO	South Korea	136,907	34,484,602

				59,678,936

	Multiline Retail 1.4%
	Marks & Spencer Group PLC	United Kingdom	4,429,680	33,058,947

	Oil, Gas & Consumable Fuels 9.3%
	BP PLC	United Kingdom	5,463,315	34,999,399
	Dragon Oil PLC	Turkmenistan	1,142,970	9,575,816
	Eni SpA	Italy	1,319,747	23,170,929
	Kunlun Energy Co. Ltd.	China	9,072,000	8,611,085
	LUKOIL Holdings, ADR	Russia	160,535	6,389,293
	Royal Dutch Shell PLC, A	United Kingdom	16,803	564,020
	Royal Dutch Shell PLC, B	United Kingdom	1,094,263	38,086,666
	Statoil ASA	Norway	697,230	12,244,221
	Suncor Energy Inc.	Canada	901,700	28,652,512
	Talisman Energy Inc.	Canada	2,957,400	23,175,320
	Total SA, B	France	715,516	36,812,725

				222,281,986

	Pharmaceuticals 11.9%
	Bayer AG	Germany	194,750	26,628,167
	GlaxoSmithKline PLC	United Kingdom	2,772,585	59,465,602
	Merck KGaA	Germany	233,460	22,152,599
	Novartis AG	Switzerland	328,730	30,535,320
	Roche Holding AG	Switzerland	179,480	48,724,252
	Sanofi	France	513,135	46,976,790
	Teva Pharmaceutical Industries Ltd., ADR	Israel	670,527	38,562,008
	UCB SA	Belgium	160,740	12,292,109

				285,336,847

	Real Estate Management & Development 0.0%†
	Cheung Kong (Holdings) Ltd.	Hong Kong	922	15,517

	Semiconductors & Semiconductor Equipment 1.8%
b	GCL-Poly Energy Holdings Ltd.	Hong Kong	138,306,000	32,284,688
	Infineon Technologies AG	Germany	1,103,225	11,807,210

				44,091,898

	Software 0.8%
	Capcom Co. Ltd.	Japan	1,211,400	18,359,294

	Specialty Retail 1.1%
	Kingfisher PLC	United Kingdom	5,160,616	27,389,316

Annual Report	TF-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Foreign VIP Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Technology Hardware, Storage & Peripherals 4.5%
	CANON Inc.	Japan	521,800	$16,724,164
	Konica Minolta Inc.	Japan	864,300	9,557,250
	Samsung Electronics Co. Ltd.	South Korea	66,679	80,898,033

				107,179,447

	Trading Companies & Distributors 2.0%
	Daewoo International Corp.	South Korea	366,608	10,541,455
	ITOCHU Corp.	Japan	3,441,000	37,102,207

				47,643,662

	Wireless Telecommunication Services 2.0%
	China Mobile Ltd.	China	1,903,500	22,265,742
	Mobile TeleSystems, ADR	Russia	369,312	2,651,660
	Vodafone Group PLC, ADR	United Kingdom	671,535	22,946,351

				47,863,753

	Total Common Stocks (Cost $2,063,303,883)			2,223,714,534

	Preferred Stocks (Cost $11,136,802) 0.1%
	Oil, Gas & Consumable Fuels 0.1%
	Petroleo Brasileiro SA, ADR, pfd.	Brazil	517,880	3,925,530

	Total Investments before Short Term Investments (Cost $2,074,440,685)			2,227,640,064

	Short Term Investments 6.6%
	Money Market Funds (Cost $135,800,137) 5.7%
b,d	Institutional Fiduciary Trust Money Market Portfolio	United States	135,800,137	135,800,137

e	Investments from Cash Collateral Received for Loaned Securities (Cost $22,777,025) 0.9%
	Money Market Funds 0.9%
f	BNY Mellon Overnight Government Fund, 0.072%	United States	22,777,025	22,777,025

	Total Investments (Cost $2,233,017,847) 99.5%			2,386,217,226
	Other Assets, less Liabilities 0.5%			10,851,391

	Net Assets 100.0%			$2,397,068,617

See Abbreviations on page TF-23.

†Rounds to less than 0.1% of net assets.

aA portion or all of the security is on loan at December 31, 2014. See Note 1(c).

bNon-income producing.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2014, the value of this security was $13,630,315, representing 0.57% of net assets.

dSee Note 3(e) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

eSee Note 1(c) regarding securities on loan.

fThe rate shown is the annualized seven-day yield at period end.

TF-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2014

Templeton Foreign VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,097,217,710
Cost - Sweep Money Fund (Note 3e)	135,800,137

Total cost of investments	$2,233,017,847

Value - Unaffiliated issuers	$2,250,417,089
Value - Sweep Money Fund (Note 3e)	135,800,137

Total value of investments (includes securities loaned in the amount $22,207,943)	2,386,217,226
Receivables:
Capital shares sold	47,937,396
Dividends	3,812,274
Other assets	233

Total assets	2,437,967,129

Liabilities:
Payables:
Investment securities purchased	14,064,634
Capital shares redeemed	1,041,637
Management fees	1,485,858
Distribution fees	973,078
Payable upon return of securities loaned	22,777,025
Accrued expenses and other liabilities	556,280

Total liabilities	40,898,512

Net assets, at value	$2,397,068,617

Net assets consist of:
Paid-in capital	$2,096,424,724
Undistributed net investment income	75,444,548
Net unrealized appreciation (depreciation)	153,106,440
Accumulated net realized gain (loss)	72,092,905

Net assets, at value	$2,397,068,617

Class 1:
Net assets, at value	$248,354,655

Shares outstanding	16,191,969

Net asset value and maximum offering price per share	$15.34

Class 2:
Net assets, at value	$1,645,570,685

Shares outstanding	109,316,577

Net asset value and maximum offering price per share	$15.05

Class 4:
Net assets, at value	$503,143,277

Shares outstanding	33,192,724

Net asset value and maximum offering price per share	$15.16

The accompanying notes are an integral part of these financial statements. | Annual Report	TF-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2014

Templeton Foreign VIP Fund
Investment income:
Dividends (net of foreign taxes of $7,313,287)	$100,346,608
Income from securities loaned	2,098,406

Total investment income	102,445,014

Expenses:
Management fees (Note 3a)	18,665,399
Administrative fees (Note 3b)	859,943
Distribution fees: (Note 3c)
Class 2	4,543,745
Class 3	75,571
Class 4	1,780,731
Custodian fees (Note 4)	277,642
Reports to shareholders	447,762
Registration and filing fees	1,428
Professional fees	109,904
Trustees’ fees and expenses	10,731
Other	61,734

Total expenses	26,834,590
Expenses waived/paid by affiliates (Note 3e)	(83,720)

Net expenses	26,750,870

Net investment income	75,694,144

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	132,213,003
Foreign currency transactions	(210,650)

Net realized gain (loss)	132,002,353

Net change in unrealized appreciation (depreciation) on:
Investments	(498,653,455)
Translation of other assets and liabilities denominated in foreign currencies	(176,911)

Net change in unrealized appreciation (depreciation)	(498,830,366)

Net realized and unrealized gain (loss)	(366,828,013)

Net increase (decrease) in net assets resulting from operations	$(291,133,869)

TF-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Foreign VIP Fund
	Year Ended December 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$75,694,144	$50,200,298
Net realized gain (loss) from investments and foreign currency transactions	132,002,353	40,523,982
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(498,830,366)	454,985,363

Net increase (decrease) in net assets resulting from operations	(291,133,869)	545,709,643

Distributions to shareholders from:
Net investment income:
Class 1	(5,893,509)	(7,042,374)
Class 2	(34,594,703)	(42,339,120)
Class 3	—	(2,189,476)
Class 4	(9,091,879)	(10,745,373)

Total distributions to shareholders	(49,580,091)	(62,316,343)

Capital share transactions: (Note 2)
Class 1	(13,666,266)	(18,682,478)
Class 2	10,314,563	(199,579,456)
Class 3	(96,991,462)	(13,135,502)
Class 4	57,564,581	10,467,967

Total capital share transactions	(42,778,584)	(220,929,469)

Redemption fees	3,115	19,703

Net increase (decrease) in net assets	(383,489,429)	262,483,534
Net assets:
Beginning of year	2,780,558,046	2,518,074,512

End of year	$2,397,068,617	$2,780,558,046

Undistributed net investment income included in net assets:
End of year	$75,444,548	$49,005,172

The accompanying notes are an integral part of these financial statements. | Annual Report	TF-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Templeton Foreign VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Foreign VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Effective May 1, 2014, all Class 3 shares were converted to Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2014, Templeton Foreign Securities Fund was renamed Templeton Foreign VIP Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign

TF-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain

Annual Report	TF-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Income and Deferred Taxes (continued)

countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invested in Class 3 shares of the Fund were subject to a 1.0% short term trading fee if the interest in the subaccount had been held for less than 60 days. Such fees were retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

TF-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2014		2013
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	620,933	$10,378,692	496,052	$7,884,222
Shares issued in reinvestment of distributions	329,615	5,893,509	468,554	7,042,374
Shares redeemed	(1,754,194)	(29,938,467)	(2,142,399)	(33,609,074)

Net increase (decrease)	(803,646)	$(13,666,266)	(1,177,793)	$(18,682,478)

Class 2 Shares:
Shares sold	18,861,260	$315,063,591	9,932,214	$152,564,880
Shares issued in reinvestment of distributions	1,967,844	34,594,703	2,864,622	42,339,120
Shares redeemed	(20,169,191)	(339,343,731)	(25,480,434)	(394,483,456)

Net increase (decrease)	659,913	$10,314,563	(12,683,598)	$(199,579,456)

Class 3 Shares[a]:
Shares sold	149,791	$2,553,688	558,566	$8,455,794
Shares issued in reinvestment of distributions	—	—	148,742	2,189,476
Shares redeemed	(5,703,761)	(99,545,150)	(1,552,340)	(23,780,772)

Net increase (decrease)	(5,553,970)	$(96,991,462)	(845,032)	$(13,135,502)

Class 4 Shares:
Shares sold	6,994,024	$113,655,992	5,690,758	$88,119,947
Shares issued on reinvestment of distributions	513,375	9,091,879	721,650	10,745,373
Shares redeemed	(3,859,063)	(65,183,290)	(5,613,738)	(88,397,353)

Net increase (decrease)	3,648,336	$57,564,581	798,670	$10,467,967

aEffective May 1, 2014, all Class 3 Shares were converted to Class 2.

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report	TF-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

3. Transactions With Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.900%	Up to and including $200 million
0.810%	Over $200 million, up to and including $700 million
0.775%	Over $700 million, up to and including $1.2 billion
0.750%	Over $1.2 billion, up to and including $1.3 billion
0.675%	Over $1.3 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

Effective May 1, 2014 the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2014, the Fund paid fees to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.675%	Over $200 million, up to and including $1.3 billion
0.600%	Over $1.3 billion, up to and including $10 billion
0.580%	Over $10 billion, up to and including $15 billion
0.560%	Over $15 billion, up to and including $20 billion
0.540%	In excess of $20 billion

b. Administrative Fees

Effective May 1, 2014, under an agreement with TIC, FT Services provides administrative services to the Fund. The fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Prior to May 1, 2014, the Fund paid fees to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 3. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted on the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2014, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates. During the year ended December 31, 2014, the Fund utilized $55,459,546 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from ordinary income	$49,580,091	$62,316,343

At December 31, 2014, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$2,237,678,404

Unrealized appreciation	$405,796,683
Unrealized depreciation	(257,257,861)

Net unrealized appreciation (depreciation)	$148,538,822

Undistributed ordinary income	$75,444,548
Undistributed long term capital gains	76,753,457

Distributable earnings	$152,198,005

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2014, aggregated $651,409,315 and $791,730,248, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Annual Report	TF-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. The Borrowers expect to renew the Global Credit Facility for a total of $2 billion effective February 13, 2015, which matures on February 12, 2016.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a,b]	$2,227,640,064	$—	$—	$2,227,640,064
Short Term Investments	135,800,137	22,777,025		158,577,162

Total Investments in Securities	$2,363,440,201	$22,777,025	$—	$2,386,217,226

aIncludes common and preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

10. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

IDR	International Depositary Receipt

Annual Report	TF-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Templeton Foreign VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Foreign VIP Fund (the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 13, 2015

TF-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Foreign VIP Fund

At December 31, 2014, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2015 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

Annual Report	TF-25

Templeton Global Bond VIP Fund

(Formerly, Templeton Global Bond Securities Fund)

We are pleased to bring you Templeton Global Bond VIP Fund’s annual report for the fiscal year ended December 31, 2014.

Class 4 Performance Summary as of December 31, 2014

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/14	1-Year	5-Year	10-Year
Average Annual Total Return	+1.69%	+6.09%	+7.53%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not have a 12b-1 fee expense. Since 2/29/08 (effective date), the average annual total return of Class 4 shares was +7.09%.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/05–12/31/14)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the J.P. Morgan (JPM) Global Government Bond Index (GGBI), the Citigroup World Government Bond Index (WGBI) and the Consumer Price Index (CPI). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	TGB-1

TEMPLETON GLOBAL BOND VIP FUND

Fund Goal and Main Investments

Templeton Global Bond VIP Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Fund Risks

All investments involve risks, including possible loss of principal. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Investments in lower rated bonds include higher risk of default and loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund is also nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the JPM GGBI produced a +0.67% total return, and the Citigroup WGBI had a -0.48% total return for the same period.1

*Percentages reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

**The Fund’s euro area investments were in Ireland, Slovenia and Portugal.

***The Fund’s supranational investment was denominated in the Mexican peso.

Economic and Market Overview

During the period, global financial markets were broadly influenced by the pickup in U.S. growth, China’s economic stabilization, and the abundance of global liquidity from the Bank of Japan (BOJ) and the European Central Bank (ECB). We continued to see differentiation among specific emerging market economies; some had healthy current account and fiscal balances with strong export-driven economies, while others struggled with deficits and economic imbalances.

The U.S. dollar broadly strengthened over the course of the year while oil prices weakened significantly, particularly in the final months. Global liquidity from the BOJ and the ECB helped dampen volatility in emerging markets, and it helped compensate for the withdrawal of liquidity from the ending of the U.S. Federal Reserve’s (Fed’s) bond-buying program in October. However, several emerging market currencies depreciated during the period.

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the

Fund Summaries.

TGB-2	Annual Report

TEMPLETON GLOBAL BOND VIP FUND

In late October, the BOJ introduced a new round of quantitative easing (QE) with an indefinite time horizon. The annual level of asset purchasing was raised to 80 trillion yen, a level approximately equal to the U.S. Fed’s former QE program. This massive amount of liquidity had significant implications for global markets. Although Japan’s QE was positive for global risk assets, it contributed to further yen depreciation.

In Europe, economic data were mixed with a persistent lack of inflation. Eurozone bond yields remained around historical lows at the end of the period. The ECB’s renewed commitment to increase the size of its balance sheet will likely maintain weakening pressure on the euro, in our view. China’s growth moderated during the period, but the country’s economy did not face a “hard landing” and did not have a major impact on global aggregate demand.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and may utilize currency forward contracts.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

Manager’s Discussion

The core of our strategy remained seeking to position ourselves to navigate a rising rate environment. Thus, we continued to maintain short portfolio duration while aiming at a negative correlation with U.S. Treasury rates. We also actively sought opportunities that could potentially offer positive real yields without taking undue interest rate risk. We favor countries that have solid underlying fundamentals and policymakers who have stayed ahead of the curve regarding fiscal, monetary and financial policy. We seek to augment this positioning with select opportunities in emerging markets and with a number of currency strategies.

We believe it is essential for investors to understand and differentiate between declines that are related to market noise and those that are caused by fundamental developments. Our approach also emphasizes having the right time frame. We

Currency Breakdown*
12/31/14
% of Total Net Assets
Americas	90.7%
U.S. Dollar	66.0%
Mexican Peso	13.4%
Brazilian Real	4.7%
Canadian Dollar	3.5%
Chilean Peso	3.0%
Peruvian Nuevo Sol	0.1%
Asia Pacific	23.2%
South Korean Won	15.1%
Malaysian Ringgit	14.0%
Singapore Dollar	8.0%
Indonesian Rupiah	4.2%
Indian Rupee	2.4%
Sri Lankan Rupee	1.3%
Philippine Peso	1.1%
Japanese Yen	-22.9%
Europe	-13.9%
Polish Zloty	8.7%
Hungarian Forint	4.3%
Swedish Krona	1.7%
Euro	-28.6%

*Percentages reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

recognize that when investing globally, many opportunities take time to materialize, and we are willing to ride through short-term volatility.

During the period, the Fund’s absolute performance benefited from interest rate strategies, while sovereign credit exposures and currency positions had a largely neutral effect. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select duration exposures in Europe contributed to absolute return. Among currencies, the Fund’s net-negative positions in the Japanese yen and the euro contributed to absolute performance. Currency positions in the Americas and Asia ex-Japan detracted from absolute return, as did positions in peripheral European currencies against the euro.

Annual Report	TGB-3

TEMPLETON GLOBAL BOND VIP FUND

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

Relative to the JPM GGBI, currency positions contributed to performance, while interest rate strategies detracted, and sovereign credit exposures had a largely neutral effect. Underweighted positioning in the euro and the Japanese yen contributed to relative performance during the period. However, overweighted currency positions in the Americas and Asia ex-Japan detracted from relative return, as did overweighted positions in peripheral European currencies against the euro. The Fund maintained a shorter duration position relative to the JPM

GGBI. Select underweighted duration exposures in Europe and underweighted duration exposure in the U.S. detracted from relative performance.

Thank you for your participation in Templeton Global Bond VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

TGB-4	Annual Report

TEMPLETON GLOBAL BOND VIP FUND

Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Fund-Level Expenses Incurred During Period* 7/1/14–12/31/14
Actual	$1,000	$ 986.60	$4.36
Hypothetical (5% return before expenses)	$1,000	$1,020.82	$4.43

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (0.87%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report	TGB-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Global Bond VIP Fund

	Year Ended December 31,
	2014	2013	2012	2011	2010
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$19.15	$20.01	$18.61	$19.94	$17.72

Income from investment operations[a]:

Net investment income[b]	0.58	0.64	0.72	0.87	1.00

Net realized and unrealized gains (losses)	(0.16)	(0.30)	1.99	(0.92)	1.58

Total from investment operations	0.42	0.34	2.71	(0.05)	2.58

Less distributions from:

Net investment income and net foreign currency gains	(1.01)	(0.96)	(1.28)	(1.15)	(0.31)

Net realized gains	—	(0.24)	(0.03)	(0.13)	(0.05)

Total distributions	(1.01)	(1.20)	(1.31)	(1.28)	(0.36)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$18.56	$19.15	$20.01	$18.61	$19.94

Total return[d]	2.12%	1.89%	15.31%	(0.61)%	14.71%

Ratios to average net assets

Expenses[e]	0.51%	0.51%	0.55%	0.56%	0.55%

Net investment income	3.08%	3.26%	3.71%	4.40%	5.27%

Supplemental data

Net assets, end of year (000’s)	$323,491	$280,963	$307,142	$269,819	$272,232

Portfolio turnover rate	39.14%	34.39%	43.26%	34.18%	8.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

TGB-6	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond VIP Fund (continued)

	Year Ended December 31,
	2014	2013	2012	2011	2010
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$18.60	$19.47	$18.15	$19.49	$17.34

Income from investment operations[a]:

Net investment income[b]	0.52	0.57	0.65	0.79	0.93

Net realized and unrealized gains (losses)	(0.17)	(0.27)	1.94	(0.89)	1.54

Total from investment operations	0.35	0.30	2.59	(0.10)	2.47

Less distributions from:

Net investment income and net foreign currency gains	(0.96)	(0.93)	(1.24)	(1.11)	(0.27)

Net realized gains	—	(0.24)	(0.03)	(0.13)	(0.05)

Total distributions	(0.96)	(1.17)	(1.27)	(1.24)	(0.32)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$17.99	$18.60	$19.47	$18.15	$19.49

Total return[d]	1.83%	1.63%	15.07%	(0.87)%	14.45%

Ratios to average net assets

Expenses[e]	0.76%	0.76%	0.80%	0.81%	0.80%

Net investment income	2.83%	3.01%	3.46%	4.15%	5.02%

Supplemental data

Net assets, end of year (000’s)	$3,177,638	$2,826,039	$2,418,229	$1,812,814	$1,490,794

Portfolio turnover rate	39.14%	34.39%	43.26%	34.18%	8.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	TGB-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond VIP Fund (continued)

	Year Ended December 31,
	2014	2013	2012	2011	2010
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$18.97	$19.82	$18.44	$19.78	$17.61

Income from investment operations[a]:

Net investment income[b]	0.51	0.56	0.64	0.79	0.93

Net realized and unrealized gains (losses)	(0.18)	(0.28)	1.98	(0.91)	1.56

Total from investment operations	0.33	0.28	2.62	(0.12)	2.49

Less distributions from:

Net investment income and net foreign currency gains	(0.92)	(0.89)	(1.21)	(1.09)	(0.27)

Net realized gains	—	(0.24)	(0.03)	(0.13)	(0.05)

Total distributions	(0.92)	(1.13)	(1.24)	(1.22)	(0.32)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$18.38	$18.97	$19.82	$18.44	$19.78

Total return[d]	1.69%	1.54%	14.97%	(0.96)%	14.28%

Ratios to average net assets

Expenses[e]	0.86%	0.86%	0.90%	0.91%	0.90%

Net investment income	2.73%	2.91%	3.36%	4.05%	4.92%

Supplemental data

Net assets, end of year (000’s)	$111,199	$118,145	$163,241	$151,695	$150,891

Portfolio turnover rate	39.14%	34.39%	43.26%	34.18%	8.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

TGB-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2014

Templeton Global Bond VIP Fund
		Principal Amount*		Value
	Corporate Bonds (Cost $1,940,489) 0.1%
	Ukraine 0.1%
a,b	State Export-Import Bank of Ukraine, (Biz Finance PLC), loan participation, Reg S, 8.75%, 1/22/18	2,480,000		$1,447,700

	Foreign Government and Agency Securities 59.7%
	Brazil 4.6%
	Letra Tesouro Nacional, Strip,
	1/01/15	3,971	[c] BRL	1,493,606
	10/01/15	4,950	[c] BRL	1,702,255
	1/01/16	38,490	[c] BRL	12,828,301
	7/01/16	1,490	[c] BRL	467,136
	10/01/16	4,700	[c] BRL	1,427,690
	1/01/17	46,660	[c] BRL	13,777,675
	1/01/18	28,770	[c] BRL	7,558,759
	Nota Do Tesouro Nacional,
	10.00%, 1/01/17	22,490	[c] BRL	8,062,003
	10.00%, 1/01/21	9,240	[c] BRL	3,137,713
	10.00%, 1/01/23	26,700	[c] BRL	8,908,200
	[d] Index Linked, 6.00%, 5/15/15	30,226	[c] BRL	28,854,782
	[d] Index Linked, 6.00%, 8/15/16	14,388	[c] BRL	13,612,951
	[d] Index Linked, 6.00%, 5/15/17	202	[c] BRL	191,584
	[d] Index Linked, 6.00%, 8/15/18	15,665	[c] BRL	14,704,395
	[d,e] Index Linked, 6.00%, 5/15/19	6,790	[c] BRL	6,373,761
	[d] Index Linked, 6.00%, 8/15/20	1,090	[c] BRL	1,022,399
	[d] Index Linked, 6.00%, 8/15/22	18,770	[c] BRL	17,631,907
	[d,e] Index Linked, 6.00%, 5/15/23	3,330	[c] BRL	3,123,248
	[d,e] Index Linked, 6.00%, 8/15/24	3,110	[c] BRL	2,912,768
	[d] Index Linked, 6.00%, 5/15/45	10,825	[c] BRL	10,026,081
	senior note, 10.00%, 1/01/19	21,390	[c] BRL	7,412,643

				165,229,857

	Canada 1.2%
	Government of Canada, 1.00%, 2/01/15	48,972,000	CAD	42,171,798

	Hungary 4.4%
	Government of Hungary,
	7.75%, 8/24/15	672,690,000	HUF	2,671,696
	5.50%, 2/12/16	436,800,000	HUF	1,742,212
	5.50%, 12/22/16	258,730,000	HUF	1,057,521
	4.125%, 2/19/18	14,310,000		14,864,155
	4.00%, 4/25/18	629,920,000	HUF	2,503,100
	6.50%, 6/24/19	1,445,130,000	HUF	6,287,652
	7.50%, 11/12/20	317,540,000	HUF	1,478,810
	5.375%, 2/21/23	26,430,000		28,690,426
	A, 8.00%, 2/12/15	280,000,000	HUF	1,077,483
	A, 6.75%, 11/24/17	2,394,300,000	HUF	10,241,816
	A, 5.50%, 12/20/18	446,060,000	HUF	1,870,423
	A, 7.00%, 6/24/22	1,459,910,000	HUF	6,863,441
	A, 6.00%, 11/24/23	1,118,980,000	HUF	5,088,369
	B, 6.75%, 2/24/17	597,480,000	HUF	2,503,292
	B, 5.50%, 6/24/25	2,661,360,000	HUF	11,823,914
	senior note, 6.25%, 1/29/20	6,420,000		7,228,150
	senior note, 6.375%, 3/29/21	14,820,000		16,960,453
	[a] senior note, Reg S, 3.50%, 7/18/16	1,055,000	EUR	1,328,582
	[a] senior note, Reg S, 4.375%, 7/04/17	7,480,000	EUR	9,722,143

Annual Report	TGB-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

		Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	Hungary (continued)
	[a] senior note, Reg S, 5.75%, 6/11/18	14,475,000	EUR	$20,002,545
	[a] senior note, Reg S, 3.875%, 2/24/20	3,120,000	EUR	4,106,285

				158,112,468

	Iceland 0.2%
f	Government of Iceland, 144A, 5.875%, 5/11/22	7,660,000		8,605,359

	India 2.0%
	Government of India,
	senior bond, 7.80%, 5/03/20	720,800,000	INR	11,327,715
	senior bond, 8.28%, 9/21/27	217,800,000	INR	3,532,499
	senior bond, 8.60%, 6/02/28	747,500,000	INR	12,523,219
	senior note, 7.28%, 6/03/19	28,000,000	INR	432,964
	senior note, 8.12%, 12/10/20	541,300,000	INR	8,630,143
	senior note, 8.35%, 5/14/22	212,700,000	INR	3,439,643
	senior note, 7.16%, 5/20/23	133,700,000	INR	2,011,821
	senior note, 8.83%, 11/25/23	1,805,900,000	INR	30,156,539

				72,054,543

	Indonesia 2.4%
	Government of Indonesia,
	7.875%, 4/15/19	50,477,000,000	IDR	4,126,601
	FR31, 11.00%, 11/15/20	170,808,000,000	IDR	15,831,425
	FR34, 12.80%, 6/15/21	208,649,000,000	IDR	20,984,518
	FR35, 12.90%, 6/15/22	67,421,000,000	IDR	7,004,759
	FR36, 11.50%, 9/15/19	31,754,000,000	IDR	2,942,624
	FR39, 11.75%, 8/15/23	5,491,000,000	IDR	551,317
	FR40, 11.00%, 9/15/25	46,856,000,000	IDR	4,573,994
	FR43, 10.25%, 7/15/22	69,179,000,000	IDR	6,363,520
	FR44, 10.00%, 9/15/24	4,454,000,000	IDR	407,639
	FR46, 9.50%, 7/15/23	226,780,000,000	IDR	20,201,449
	FR48, 9.00%, 9/15/18	16,920,000,000	IDR	1,424,512
	senior bond, FR53, 8.25%, 7/15/21	11,270,000,000	IDR	933,326
	senior note, 8.50%, 10/15/16	3,358,000,000	IDR	275,601

				85,621,285

	Ireland 4.3%
	Government of Ireland,
	5.90%, 10/18/19	9,455,000	EUR	14,390,781
	4.50%, 4/18/20	9,654,000	EUR	14,081,563
	5.00%, 10/18/20	40,264,000	EUR	61,007,699
	senior bond, 5.40%, 3/13/25	40,422,910	EUR	67,443,882

				156,923,925

	Lithuania 1.1%
f	Government of Lithuania, 144A,
	6.75%, 1/15/15	19,480,000		19,553,732
	7.375%, 2/11/20	12,690,000		15,329,647
	6.125%, 3/09/21	3,240,000		3,778,391

				38,661,770

	Malaysia 2.7%
	Government of Malaysia,
	3.741%, 2/27/15	80,530,000	MYR	23,046,343
	3.835%, 8/12/15	91,575,000	MYR	26,266,429

TGB-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

		Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	Malaysia (continued)
	4.72%, 9/30/15	42,200,000	MYR	$12,186,766
	3.197%, 10/15/15	64,330,000	MYR	18,370,617
	senior bond, 3.814%, 2/15/17	18,885,000	MYR	5,421,856
	senior bond, 4.24%, 2/07/18	44,360,000	MYR	12,886,792

				98,178,803

	Mexico 5.7%
	Government of Mexico,
	6.00%, 6/18/15	10,022,500	[g] MXN	68,865,096
	8.00%, 12/17/15	7,233,450	[g] MXN	51,243,396
	6.25%, 6/16/16	5,020,310	[g] MXN	35,353,931
	7.25%, 12/15/16	250,000	[g] MXN	1,810,805
	7.75%, 12/14/17	4,473,000	[g] MXN	33,182,738
h	Mexican Udibonos, Index Linked,
	5.00%, 6/16/16	593,022	[i] MXN	4,274,615
	3.50%, 12/14/17	594,550	[i] MXN	4,306,800
	4.00%, 6/13/19	408,085	[i] MXN	3,023,745
	2.50%, 12/10/20	321,387	[i] MXN	2,234,845

				204,295,971

	Peru 0.1%
	Government of Peru, senior bond, 7.84%, 8/12/20	11,090,000	PEN	4,253,461

	Philippines 0.4%
	Government of the Philippines,
	senior bond, 7.00%, 1/27/16	53,190,000	PHP	1,232,568
	senior bond, 9.125%, 9/04/16	31,840,000	PHP	770,514
	senior note, 1.625%, 4/25/16	548,000,000	PHP	12,118,872

				14,121,954

	Poland 6.3%
	Government of Poland,
	6.25%, 10/24/15	34,630,000	PLN	10,132,070
	5.00%, 4/25/16	61,000,000	PLN	17,939,869
	4.75%, 10/25/16	340,685,000	PLN	101,287,890
	5.75%, 9/23/22	48,750,000	PLN	17,050,657
	[j] FRN, 2.69%, 1/25/17	59,279,000	PLN	16,754,301
	[j] FRN, 2.69%, 1/25/21	60,135,000	PLN	16,732,431
	Strip, 1/25/16	177,077,000	PLN	49,098,463

				228,995,681

	Portugal 2.5%
	Government of Portugal,
	[f] 144A, 5.125%, 10/15/24	34,000,000		35,849,600
	[a] Reg S, 3.875%, 2/15/30	41,530,000	EUR	52,811,853
	[a] senior bond, Reg S, 4.95%, 10/25/23	284,900	EUR	408,966
	[a] senior note, Reg S, 5.65%, 2/15/24	712,400	EUR	1,067,618

				90,138,037

	Russia 1.3%
f	Government of Russia, senior bond, 144A, 7.50%, 3/31/30	46,398,235		48,493,115

Annual Report	TGB-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

		Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	Serbia 1.4%
f	Government of Serbia, senior note, 144A,
	5.25%, 11/21/17	4,590,000		$4,717,924
	4.875%, 2/25/20	8,800,000		8,832,604
	7.25%, 9/28/21	32,130,000		36,118,136

				49,668,664

	Singapore 0.2%
	Government of Singapore, senior note, 1.125%, 4/01/16	11,000,000	SGD	8,358,605

	Slovenia 0.4%
f	Government of Slovenia, senior note, 144A,
	5.50%, 10/26/22	8,140,000		9,046,837
	5.85%, 5/10/23	5,030,000		5,748,586

				14,795,423

	South Korea 13.1%
	The Export-Import Bank of Korea, senior note, 4.625%, 2/20/17	230,000	EUR	302,274
	Korea Monetary Stabilization Bond,
	senior bond, 2.47%, 4/02/15	22,461,930,000	KRW	20,557,360
	senior bond, 2.80%, 8/02/15	68,737,030,000	KRW	63,107,777
	senior bond, 2.81%, 10/02/15	2,932,000,000	KRW	2,695,469
	senior note, 2.74%, 2/02/15	47,745,950,000	KRW	43,675,393
	senior note, 2.76%, 6/02/15	51,516,200,000	KRW	47,233,483
	senior note, 2.66%, 6/09/15	24,216,850,000	KRW	22,196,336
	senior note, 2.90%, 12/02/15	54,164,800,000	KRW	49,889,892
	senior note, 2.78%, 2/02/16	20,416,550,000	KRW	18,804,876
	senior note, 2.80%, 4/02/16	34,476,970,000	KRW	31,801,457
	senior note, 2.79%, 6/02/16	10,523,000,000	KRW	9,715,735
	senior note, 2.46%, 8/02/16	48,720,700,000	KRW	44,799,249
	senior note, 2.22%, 10/02/16	8,481,500,000	KRW	7,772,620
	senior note, 2.07%, 12/02/16	22,054,000,000	KRW	20,157,566
	Korea Treasury Bond,
	senior bond, 4.00%, 3/10/16	1,283,100,000	KRW	1,199,374
	senior bond, 5.00%, 9/10/16	2,806,000,000	KRW	2,689,010
	senior note, 4.50%, 3/10/15	641,500,000	KRW	589,003
	senior note, 3.25%, 6/10/15	4,668,800,000	KRW	4,290,143
	senior note, 4.00%, 9/10/15	3,390,100,000	KRW	3,139,686
	senior note, 2.75%, 12/10/15	32,942,000,000	KRW	30,308,412
	senior note, 2.75%, 6/10/16	19,419,900,000	KRW	17,919,872
	senior note, 3.00%, 12/10/16	33,345,900,000	KRW	31,011,207

				473,856,194

	Sri Lanka 1.3%
	Government of Sri Lanka,
	8.25%, 3/01/17	41,710,000	LKR	326,908
	10.60%, 7/01/19	413,650,000	LKR	3,554,694
	10.60%, 9/15/19	615,240,000	LKR	5,310,501
	11.20%, 7/01/22	69,990,000	LKR	634,023
	A, 11.75%, 3/15/15	8,520,000	LKR	65,693
	A, 6.50%, 7/15/15	239,920,000	LKR	1,834,913
	A, 11.00%, 8/01/15	1,349,700,000	LKR	10,583,006
	A, 8.50%, 11/01/15	144,870,000	LKR	1,124,509
	A, 6.40%, 8/01/16	109,200,000	LKR	831,680

TGB-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

		Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	Sri Lanka (continued)
	A, 5.80%, 1/15/17	112,300,000	LKR	$841,647
	A, 7.50%, 8/15/18	63,830,000	LKR	491,705
	A, 8.00%, 11/15/18	512,300,000	LKR	4,015,288
	A, 9.00%, 5/01/21	861,720,000	LKR	7,010,210
	B, 6.40%, 10/01/16	119,100,000	LKR	904,670
	B, 8.50%, 7/15/18	146,350,000	LKR	1,163,427
	C, 8.50%, 4/01/18	444,930,000	LKR	3,530,445
	D, 8.50%, 6/01/18	633,000,000	LKR	5,033,339

				47,256,658

k	Supranational 0.4%
	Inter-American Development Bank, senior note, 7.50%, 12/05/24	200,000,000	MXN	15,827,682

	Sweden 1.3%
	Government of Sweden, 4.50%, 8/12/15	342,110,000	SEK	45,028,407

	Ukraine 2.4%
f	Financing of Infrastructure Projects State Enterprise, 144A,
	8.375%, 11/03/17	1,100,000		663,861
	7.40%, 4/20/18	840,000		508,452
f	Government of Ukraine,
	144A, 9.25%, 7/24/17	57,230,000		35,246,526
	144A, 7.75%, 9/23/20	17,227,000		10,496,066
	senior bond, 144A, 6.58%, 11/21/16	12,541,000		8,115,532
	senior bond, 144A, 7.80%, 11/28/22	10,110,000		6,041,888
	senior note, 144A, 4.95%, 10/13/15	290,000	EUR	238,514
	senior note, 144A, 6.25%, 6/17/16	8,760,000		5,645,864
	senior note, 144A, 7.95%, 2/23/21	24,098,000		14,662,187
	senior note, 144A, 7.50%, 4/17/23	8,160,000		4,810,565

				86,429,455

	Vietnam 0.0%†
f	Government of Vietnam, 144A, 6.75%, 1/29/20	215,000		242,449

	Total Foreign Government and Agency Securities (Cost $2,261,143,533)			2,157,321,564

	Total Investments before Short Term Investments (Cost $2,263,084,022)			2,158,769,264

	Short Term Investments 29.4%
	Foreign Government and Agency Securities 18.1%
	Canada 2.3%
l	Canada Treasury Bills,
	2/12/15	57,919,000	CAD	49,825,552
	3/12/15 - 4/23/15	31,818,000	CAD	27,348,092
	Government of Canada, 1.50%, 8/01/15	7,840,000	CAD	6,771,127

				83,944,771

	Malaysia 7.3%
l	Bank of Negara Monetary Notes, 1/08/15 - 11/03/15	930,045,000	MYR	263,024,124

Annual Report	TGB-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

		Principal Amount*		Value
	Short Term Investments (continued)
	Foreign Government and Agency Securities (continued)
	Mexico 4.1%
l	Mexico Treasury Bills,
	4/01/15	117,990,590	[m] MXN	$79,435,209
	3/19/15 - 12/10/15	101,387,010	[m] MXN	67,668,693

				147,103,902

	Philippines 0.3%
l	Philippine Treasury Bills, 4/08/15 - 12/02/15	528,310,000	PHP	11,639,670

	Singapore 3.9%
l	Monetary Authority of Singapore Treasury Bills,
	1/30/15	56,381,000	SGD	42,537,056
	1/02/15 - 3/27/15	130,580,000	SGD	98,500,258

				141,037,314

	South Korea 0.2%
	Korea Monetary Stabilization Bond,
	[l] 1/13/15	4,703,800,000	KRW	4,298,642
	senior note, 2.13%, 10/08/15	3,266,500,000	KRW	2,987,885

				7,286,527

	Total Foreign Government and Agency Securities (Cost $687,296,183)			654,036,308

	U.S. Government and Agency Securities 7.1%
	United States 7.1%
l	FHLB,
	1/02/15	64,000,000		64,000,000
	1/07/15	192,255,000		192,254,808

	Total U.S. Government and Agency Securities (Cost $256,253,762)			256,254,808

	Total Investments before Repurchase Agreements (Cost $3,206,633,967)			3,069,060,380

	Repurchase Agreements (Cost $153,266,107) 4.2%
	United States 4.2%
n	Joint Repurchase Agreement, 0.057%, 1/02/15 (Maturity Value $153,266,592) BNP Paribas Securities Corp. (Maturity Value $12,915,776) HSBC Securities (USA) Inc. (Maturity Value $106,770,106) Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $33,580,710) Collateralized by U.S. Government Agency Securities, 0.00% - 1.50%, 1/20/15 - 10/09/19; U.S. Government Agency Securities, Strips, 6/01/17; and U.S. Treasury Notes, 1.625% - 4.50%, 11/15/15 - 11/30/20 (valued at $156,350,759)	153,266,107		153,266,107

	Total Investments (Cost $3,359,900,074) 89.2%			3,222,326,487
	Other Assets, less Liabilities 10.8%			390,002,096

	Net Assets 100.0%			$3,612,328,583

See Abbreviations on page TGB-39.

TGB-14	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2014, the aggregate value of these securities was $90,895,692, representing 2.52% of net assets.

bSee Note 1(g) regarding loan participation notes.

cPrincipal amount is stated in 1,000 Brazilian Real Units.

dRedemption price at maturity is adjusted for inflation. See Note 1(i).

eA portion or all of the security purchased on a delayed delivery basis. See Note 1(d).

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2014, the aggregate value of these securities was $282,745,834, representing 7.83% of net assets.

gPrincipal amount is stated in 100 Mexican Peso Units.

hPrincipal amount of security is adjusted for inflation. See Note 1(i).

iPrincipal amount is stated in Unidad de Inversion Units.

jThe coupon rate shown represents the rate at period end.

kA supranational organization is an entity formed by two or more central governments through international treaties.

lThe security is traded on a discount basis with no stated coupon rate.

mPrincipal amount is stated in 10 Mexican Peso Units.

nSee Note 1(c) regarding joint repurchase agreement.

The accompanying notes are an integral part of these financial statements. | Annual Report	TGB-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

At December 31, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(e).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	2,285,618	3,117,423		1/07/15	$351,611	$—
Japanese Yen	DBAB	Sell	770,370,000	7,397,446		1/07/15	967,929	—
Japanese Yen	GSCO	Sell	329,010,000	3,172,373		1/08/15	426,428	—
Malaysian Ringgit	DBAB	Buy	8,862,500	2,641,344		1/08/15	—	(108,829)
Malaysian Ringgit	JPHQ	Buy	5,661,200	1,689,507		1/08/15	—	(71,784)
Chilean Peso	MSCO	Buy	2,645,530,000	4,305,525		1/09/15	48,827	—
Malaysian Ringgit	JPHQ	Buy	3,044,000	909,091		1/09/15	—	(39,342)
Chilean Peso	MSCO	Buy	2,254,600,000	4,087,753		1/12/15	—	(378,187)
Euro	CITI	Sell	5,040,000	6,851,628		1/12/15	752,418	—
Malaysian Ringgit	JPHQ	Buy	912,000	272,646		1/12/15	—	(12,147)
Mexican Peso	CITI	Buy	109,357,558	8,148,849		1/12/15	—	(738,405)
Euro	SCNY	Sell	15,572,000	21,162,504		1/13/15	2,317,672	—
Japanese Yen	CITI	Sell	138,680,000	1,325,939		1/13/15	168,454	—
Chilean Peso	DBAB	Buy	1,330,940,000	2,159,916		1/14/15	29,395	—
Euro	DBAB	Sell	9,460,000	12,915,265		1/14/15	1,466,891	—
Euro	JPHQ	Sell	937,000	1,280,879		1/14/15	146,933	—
Indian Rupee	JPHQ	Buy	60,607,000	977,556		1/14/15	—	(18,736)
Japanese Yen	SCNY	Sell	415,980,000	3,981,432		1/14/15	509,447	—
Chilean Peso	DBAB	Buy	1,248,687,000	2,019,875		1/15/15	33,886	—
Indian Rupee	DBAB	Buy	239,338,000	3,855,937		1/15/15	—	(70,291)
Japanese Yen	BZWS	Sell	1,089,820,000	10,508,959		1/15/15	1,412,676	—
Japanese Yen	HSBC	Sell	536,380,000	5,157,500		1/15/15	680,555	—
Japanese Yen	JPHQ	Sell	708,450,000	6,830,771		1/15/15	917,628	—
Malaysian Ringgit	JPHQ	Buy	1,700,000	509,975		1/15/15	—	(24,551)
Chilean Peso	DBAB	Buy	1,351,533,000	2,193,691		1/16/15	28,957	—
Euro	DBAB	Sell	4,856,000	6,643,979		1/16/15	767,178	—
Japanese Yen	DBAB	Sell	858,140,000	8,301,876		1/16/15	1,139,269	—
Japanese Yen	SCNY	Sell	707,660,000	6,849,041		1/16/15	942,440	—
Malaysian Ringgit	JPHQ	Buy	1,856,000	559,221		1/16/15	—	(29,310)
Chilean Peso	CITI	Buy	2,420,966,000	3,886,293		1/20/15	93,159	—
Indian Rupee	DBAB	Buy	491,655,000	7,917,727		1/20/15	—	(148,825)
Indian Rupee	JPHQ	Buy	60,607,000	974,820		1/20/15	—	(17,137)
Japanese Yen	JPHQ	Sell	652,895,000	6,288,781		1/20/15	839,096	—
Euro	BZWS	Sell	2,638,000	3,595,594		1/21/15	402,872	—
Indian Rupee	JPHQ	Buy	226,092,000	3,613,916		1/21/15	—	(42,021)
Euro	JPHQ	Sell	300,000	407,663		1/22/15	44,574	—
Indian Rupee	DBAB	Buy	79,271,000	1,274,919		1/22/15	—	(22,810)
Indian Rupee	JPHQ	Buy	152,363,000	2,434,886		1/22/15	—	(28,268)
Chilean Peso	DBAB	Buy	2,227,910,000	4,025,131		1/23/15	—	(364,338)
Chilean Peso	DBAB	Buy	3,160,140,000	5,597,626		1/26/15	—	(406,915)
Singapore Dollar	JPHQ	Buy	5,740,000	4,627,166		1/26/15	—	(297,270)
Indian Rupee	DBAB	Buy	130,201,000	2,078,228		1/27/15	—	(23,694)
Japanese Yen	GSCO	Sell	944,420,000	9,135,865		1/27/15	1,252,353	—
Japanese Yen	DBAB	Sell	897,860,782	8,793,935		1/28/15	1,299,010	—
Japanese Yen	HSBC	Sell	1,162,462,488	11,359,272		1/28/15	1,655,575	—
Euro	CITI	Sell	4,998,400	6,833,688		1/29/15	783,681	—
Swedish Krona	BZWS	Buy	122,773,200	13,272,161	EUR	1/29/15	—	(320,941)
Swedish Krona	BZWS	Sell	64,676,000	6,861,153	EUR	1/29/15	11,087	—
Chilean Peso	DBAB	Buy	1,346,508,000	2,235,091		1/30/15	—	(24,439)
Euro	DBAB	Sell	71,313,000	97,501,346		1/30/15	11,183,948	—
Indian Rupee	DBAB	Buy	609,812,988	9,803,728		1/30/15	—	(186,743)
Indian Rupee	HSBC	Buy	679,529,000	10,926,588		1/30/15	—	(210,155)
Chilean Peso	DBAB	Buy	2,084,769,000	3,473,918		2/02/15	—	(52,001)
Indian Rupee	DBAB	Buy	246,043,494	3,953,617		2/02/15	—	(75,313)
Chilean Peso	DBAB	Buy	1,104,929,000	1,844,007		2/03/15	—	(30,527)

TGB-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	DBAB	Buy	211,714,000	3,397,421		2/03/15	$—	$(60,785)
Indian Rupee	HSBC	Buy	120,016,750	1,925,703		2/03/15	—	(34,226)
Chilean Peso	DBAB	Buy	1,186,400,000	2,093,155		2/04/15	—	(146,109)
Indian Rupee	JPHQ	Buy	358,075,000	5,747,408		2/04/15	—	(105,025)
Malaysian Ringgit	JPHQ	Buy	9,715,000	2,870,948		2/04/15	—	(102,576)
Japanese Yen	JPHQ	Sell	1,719,500,000	17,030,047		2/06/15	2,675,410	—
Japanese Yen	SCNY	Sell	1,720,000,000	17,030,125		2/06/15	2,671,313	—
Euro	DBAB	Sell	1,738,000	2,350,993		2/09/15	247,162	—
Euro	GSCO	Sell	2,045,000	2,850,198		2/09/15	374,747	—
Indian Rupee	CITI	Buy	69,318,000	1,108,332		2/09/15	—	(16,939)
Indian Rupee	DBAB	Buy	217,594,000	3,496,508		2/09/15	—	(70,550)
Indian Rupee	HSBC	Buy	251,448,000	4,039,533		2/09/15	—	(80,553)
Indian Rupee	JPHQ	Buy	21,500,000	345,538		2/09/15	—	(7,026)
Japanese Yen	BZWS	Sell	1,720,220,000	17,030,111		2/09/15	2,669,120	—
Japanese Yen	JPHQ	Sell	1,723,960,000	17,030,113		2/09/15	2,637,899	—
Malaysian Ringgit	HSBC	Buy	1,320,000	409,061		2/09/15	—	(33,086)
Singapore Dollar	HSBC	Buy	6,206,000	4,980,738		2/09/15	—	(299,791)
Chilean Peso	BZWS	Buy	1,142,900,000	1,966,110		2/10/15	—	(91,315)
Euro	BZWS	Sell	4,929,000	6,705,658		2/10/15	739,111	—
Euro	CITI	Sell	6,572,000	8,937,066		2/10/15	981,670	—
Euro	HSBC	Sell	1,800,000	2,448,198		2/10/15	269,301	—
Japanese Yen	CITI	Sell	366,860,000	3,613,387		2/10/15	550,689	—
Polish Zloty	DBAB	Buy	17,528,000	4,100,597	EUR	2/10/15	—	(21,777)
South Korean Won	HSBC	Buy	21,363,430,000	19,556,417		2/10/15	—	(64,888)
Euro	BZWS	Sell	1,412,000	1,919,896		2/11/15	210,660	—
Polish Zloty	BZWS	Buy	17,528,000	4,098,200	EUR	2/11/15	—	(19,112)
Chilean Peso	MSCO	Buy	2,590,220,000	4,500,035		2/12/15	—	(251,730)
Indian Rupee	DBAB	Buy	39,609,000	636,276		2/12/15	—	(12,947)
Indian Rupee	HSBC	Buy	42,784,000	687,196		2/12/15	—	(13,902)
Japanese Yen	GSCO	Sell	394,373,000	3,862,539		2/12/15	570,099	—
Japanese Yen	HSBC	Sell	1,035,240,000	10,157,129		2/12/15	1,514,382	—
Japanese Yen	JPHQ	Sell	1,034,700,000	10,163,748		2/12/15	1,525,509	—
Singapore Dollar	BZWS	Buy	1,717,028	1,370,990		2/12/15	—	(75,902)
Singapore Dollar	DBAB	Buy	12,363,000	9,858,852		2/12/15	—	(533,916)
Euro	SCNY	Sell	657,000	898,921		2/13/15	103,606	—
Indian Rupee	HSBC	Buy	108,000,000	1,731,602		2/13/15	—	(32,277)
Japanese Yen	CITI	Sell	1,371,360,000	13,455,259		2/13/15	2,006,308	—
Japanese Yen	JPHQ	Sell	686,710,000	6,722,960		2/13/15	989,885	—
Malaysian Ringgit	DBAB	Buy	97,443,480	28,620,284		2/13/15	—	(875,471)
Chilean Peso	CITI	Buy	2,285,090,000	3,997,009		2/17/15	—	(250,591)
Chilean Peso	DBAB	Buy	964,250,000	1,678,124		2/17/15	—	(97,231)
Japanese Yen	CITI	Sell	684,870,000	6,711,780		2/17/15	993,884	—
Polish Zloty	DBAB	Buy	17,528,000	4,116,487	EUR	2/17/15	—	(42,665)
Singapore Dollar	BZWS	Buy	4,886,000	3,915,221		2/17/15	—	(229,899)
Singapore Dollar	HSBC	Buy	3,667,000	2,935,291		2/17/15	—	(169,414)
Chilean Peso	DBAB	Buy	2,188,820,000	3,745,735		2/18/15	—	(157,427)
Japanese Yen	GSCO	Sell	810,877,280	7,987,562		2/18/15	1,217,594	—
Japanese Yen	JPHQ	Sell	831,970,000	8,193,278		2/18/15	1,247,207	—
Singapore Dollar	HSBC	Buy	3,667,000	2,901,108		2/18/15	—	(135,230)
Euro	JPHQ	Sell	3,942,000	5,406,118		2/19/15	634,022	—
Malaysian Ringgit	HSBC	Buy	4,899,000	1,458,904		2/19/15	—	(64,780)
Chilean Peso	JPHQ	Buy	527,750,000	904,456		2/20/15	—	(39,405)
Euro	BZWS	Sell	6,280,000	8,629,160		2/20/15	1,026,679	—
Chilean Peso	MSCO	Buy	1,273,240,000	2,229,062		2/23/15	—	(142,535)
Euro	DBAB	Sell	11,070,000	15,216,822		2/23/15	1,815,342	—
Euro	GSCO	Sell	2,038,000	2,804,594		2/23/15	337,366	—

Annual Report	TGB-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Hungarian Forint	DBAB	Buy	18,260,690,000	57,055,741	EUR	2/23/15	$626,231	$—
Indian Rupee	DBAB	Buy	98,937,000	1,579,000		2/23/15	—	(24,804)
Singapore Dollar	DBAB	Buy	3,667,000	2,936,360		2/23/15	—	(170,483)
Chilean Peso	JPHQ	Buy	1,792,000,000	3,139,453		2/24/15	—	(203,032)
Japanese Yen	HSBC	Sell	385,460,000	3,778,205		2/24/15	559,867	—
Chilean Peso	BZWS	Buy	199,342,000	332,292		2/25/15	—	(5,670)
Chilean Peso	MSCO	Buy	1,559,200,000	2,719,456		2/25/15	—	(164,703)
Euro	DBAB	Sell	1,530,900	2,104,222		2/25/15	250,869	—
Japanese Yen	BZWS	Sell	343,460,000	3,353,283		2/25/15	485,595	—
Japanese Yen	JPHQ	Sell	385,700,000	3,764,359		2/25/15	543,992	—
Chilean Peso	DBAB	Buy	1,455,470,000	2,533,896		2/26/15	—	(149,287)
Euro	BZWS	Sell	13,673,773	18,783,180		2/26/15	2,229,181	—
Euro	SCNY	Sell	13,581,483	18,651,450		2/26/15	2,209,181	—
Japanese Yen	BZWS	Sell	1,576,550,000	15,416,019		2/26/15	2,252,654	—
Japanese Yen	SCNY	Sell	937,086,000	9,171,113		2/26/15	1,346,937	—
Malaysian Ringgit	HSBC	Buy	1,223,000	382,774		2/26/15	—	(34,960)
Euro	BOFA	Sell	2,694,506	3,684,198		2/27/15	422,101	—
Euro	DBAB	Sell	2,579,651	3,535,928		2/27/15	412,880	—
Japanese Yen	DBAB	Sell	229,660,000	2,253,115		2/27/15	335,559	—
Malaysian Ringgit	HSBC	Buy	2,087,700	625,397		2/27/15	—	(31,721)
Singapore Dollar	DBAB	Buy	15,499,000	12,383,349		2/27/15	—	(693,049)
Chilean Peso	DBAB	Buy	1,253,970,000	2,164,256		3/03/15	—	(110,599)
Indian Rupee	HSBC	Buy	120,016,750	1,906,762		3/03/15	—	(23,989)
Japanese Yen	JPHQ	Sell	848,300,000	8,330,768		3/03/15	1,247,579	—
Japanese Yen	HSBC	Sell	400,800,000	3,927,487		3/04/15	580,824	—
Euro	DBAB	Sell	1,536,000	2,117,606		3/05/15	257,958	—
Euro	BZWS	Sell	7,226,276	9,927,286		3/09/15	1,178,056	—
Euro	GSCO	Sell	21,480,000	29,508,580		3/09/15	3,501,622	—
Euro	HSBC	Sell	1,844,000	2,535,057		3/09/15	302,430	—
Indian Rupee	DBAB	Buy	40,529,000	647,185		3/09/15	—	(12,120)
Japanese Yen	BZWS	Sell	1,712,605,900	16,747,810		3/09/15	2,446,815	—
Euro	CITI	Sell	31,404,613	43,464,770		3/10/15	5,441,223	—
Euro	MSCO	Sell	5,225,000	7,236,494		3/10/15	910,257	—
Mexican Peso	HSBC	Buy	135,500,950	10,232,665		3/10/15	—	(1,083,238)
Singapore Dollar	CITI	Buy	21,075,381	16,688,084		3/11/15	—	(796,528)
Chilean Peso	DBAB	Buy	1,284,460,000	2,183,008		3/13/15	—	(81,195)
Indian Rupee	JPHQ	Buy	139,661,000	2,223,547		3/13/15	—	(36,834)
Mexican Peso	CITI	Buy	30,688,400	2,312,964		3/13/15	—	(241,187)
Euro	JPHQ	Sell	541,000	749,734		3/16/15	94,676	—
Singapore Dollar	HSBC	Buy	10,521,600	8,328,531		3/16/15	—	(396,082)
Euro	BZWS	Sell	1,161,439	1,619,627		3/17/15	213,311	—
Euro	CITI	Sell	861,168	1,201,588		3/17/15	158,852	—
Japanese Yen	CITI	Sell	286,112,008	2,796,192		3/17/15	406,818	—
Mexican Peso	CITI	Buy	25,894,900	1,896,854		3/17/15	—	(149,131)
Hungarian Forint	DBAB	Buy	2,348,675,000	7,360,310	EUR	3/19/15	46,927	—
Hungarian Forint	JPHQ	Buy	703,907,450	2,206,2614	EUR	3/19/15	13,646	—
Japanese Yen	CITI	Sell	1,866,452,000	18,386,154		3/19/15	2,798,717	—
Japanese Yen	MSCO	Sell	575,230,000	5,697,039		3/19/15	893,078	—
Chilean Peso	JPHQ	Buy	1,065,000,000	1,806,616		3/20/15	—	(64,945)
Hungarian Forint	JPHQ	Buy	2,348,992,000	7,387,464	EUR	3/20/15	14,956	—
Euro	BZWS	Sell	744,197	1,036,294		3/23/15	135,143	—
Japanese Yen	DBAB	Sell	725,287,000	7,102,579		3/24/15	1,045,095	—
Mexican Peso	CITI	Buy	75,637,200	5,533,080		3/24/15	—	(430,374)
Japanese Yen	BZWS	Sell	983,714,840	9,632,663		3/25/15	1,416,737	—
Euro	DBAB	Sell	2,736,000	3,767,882		3/26/15	454,757	—
Malaysian Ringgit	DBAB	Buy	8,012,500	2,379,008		3/26/15	—	(106,034)

TGB-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Malaysian Ringgit	HSBC	Buy	7,634,000	2,265,685	3/26/15	$—	$(100,083)
Euro	BZWS	Sell	6,085,000	8,403,385	3/27/15	1,034,764	—
Euro	GSCO	Sell	4,020,000	5,124,093	3/31/15	255,905	—
Malaysian Ringgit	HSBC	Buy	7,790,000	2,319,971	3/31/15	—	(111,108)
Euro	DBAB	Sell	6,200,000	8,552,466	4/07/15	1,043,751	—
Euro	HSBC	Sell	8,692,000	11,983,443	4/10/15	1,456,369	—
Malaysian Ringgit	HSBC	Buy	4,010,000	1,204,023	4/10/15	—	(67,910)
Euro	DBAB	Sell	7,243,000	9,997,296	4/13/15	1,224,854	—
Euro	SCNY	Sell	4,346,000	6,007,172	4/13/15	743,465	—
Euro	JPHQ	Sell	3,907,000	5,415,297	4/14/15	683,239	—
Japanese Yen	CITI	Sell	261,800,000	2,586,279	4/15/15	399,193	—
Chilean Peso	MSCO	Buy	2,370,410,000	4,180,617	4/16/15	—	(312,883)
Euro	HSBC	Sell	6,919,000	9,607,793	4/16/15	1,227,497	—
Malaysian Ringgit	DBAB	Buy	16,369,588	4,942,508	4/16/15	—	(306,944)
Japanese Yen	BZWS	Sell	700,840,000	6,897,488	4/17/15	1,042,505	—
Japanese Yen	JPHQ	Sell	421,090,000	4,129,831	4/21/15	611,774	—
Malaysian Ringgit	JPHQ	Buy	15,728,213	4,756,756	4/21/15	—	(304,631)
Japanese Yen	JPHQ	Sell	496,560,000	4,870,981	4/22/15	722,348	—
Chilean Peso	JPHQ	Buy	1,501,938,000	2,597,385	4/28/15	—	(149,163)
Euro	BZWS	Sell	6,575,679	9,116,916	4/30/15	1,151,252	—
Euro	SCNY	Sell	11,263,000	15,586,415	4/30/15	1,942,611	—
Euro	BZWS	Sell	7,026,829	9,738,201	5/05/15	1,225,564	—
Euro	BZWS	Sell	1,259,000	1,747,228	5/07/15	221,982	—
Euro	GSCO	Sell	2,990,000	4,150,539	5/07/15	528,232	—
Chilean Peso	MSCO	Buy	1,150,200,000	1,963,134	5/11/15	—	(90,288)
Japanese Yen	CITI	Sell	366,861,000	3,622,531	5/12/15	556,753	—
Euro	CITI	Sell	5,658,426	7,795,614	5/13/15	940,135	—
Euro	GSCO	Sell	2,279,000	3,140,210	5/13/15	379,083	—
Euro	SCNY	Sell	629,000	865,237	5/13/15	103,170	—
Japanese Yen	GSCO	Sell	490,555,000	4,832,578	5/13/15	733,066	—
Japanese Yen	SCNY	Sell	366,681,000	3,615,470	5/13/15	551,159	—
Euro	GSCO	Sell	3,095,000	4,263,177	5/14/15	513,383	—
Japanese Yen	CITI	Sell	366,680,000	3,607,315	5/14/15	542,975	—
Euro	BZWS	Sell	8,551,980	11,739,474	5/18/15	1,377,747	—
Japanese Yen	BOFA	Sell	1,105,661,700	10,890,000	5/18/15	1,649,547	—
Japanese Yen	BOFA	Sell	1,102,846,375	10,895,000	5/19/15	1,677,964	—
Japanese Yen	BZWS	Sell	1,105,842,500	10,895,000	5/19/15	1,652,924	—
Japanese Yen	CITI	Sell	1,104,534,000	10,895,000	5/19/15	1,663,859	—
Japanese Yen	HSBC	Sell	1,106,730,400	10,895,000	5/19/15	1,645,503	—
Singapore Dollar	DBAB	Buy	11,645,100	9,320,927	5/19/15	—	(547,758)
Euro	JPHQ	Sell	15,309,581	19,214,979	5/20/15	665,226	—
Japanese Yen	JPHQ	Sell	715,709,000	6,099,706	5/20/15	118,097	—
Euro	DBAB	Sell	3,887,000	4,881,295	5/21/15	171,586	—
Euro	GSCO	Sell	4,454,000	6,114,496	5/21/15	717,778	—
Chilean Peso	MSCO	Buy	420,740,000	740,218	5/22/15	—	(55,763)
Euro	BZWS	Sell	11,375,532	15,597,276	5/22/15	1,813,892	—
Malaysian Ringgit	HSBC	Buy	298,500	90,870	5/22/15	—	(6,588)
Euro	JPHQ	Sell	4,730,771	6,467,059	5/26/15	734,681	—
Malaysian Ringgit	HSBC	Buy	1,229,300	374,615	5/28/15	—	(27,688)
Singapore Dollar	DBAB	Buy	2,980,000	2,296,459	5/28/15	—	(51,501)
Euro	BZWS	Sell	2,836,669	3,862,153	5/29/15	424,789	—
Singapore Dollar	BZWS	Buy	21,427,761	17,077,995	5/29/15	—	(935,657)
Singapore Dollar	DBAB	Buy	2,980,000	2,374,029	5/29/15	—	(129,083)
Euro	GSCO	Sell	463,000	629,997	6/01/15	68,934	—
Chilean Peso	BZWS	Buy	3,010,700,000	5,297,730	6/04/15	—	(405,244)
Chilean Peso	MSCO	Buy	662,100,000	1,160,053	6/05/15	—	(84,208)

Annual Report	TGB-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	BZWS	Sell	7,895,591	10,753,400		6/05/15	$1,185,113	$—
Euro	HSBC	Sell	20,544,891	26,756,433		6/08/15	1,858,263	—
Mexican Peso	CITI	Buy	78,317,430	5,880,658		6/08/15	—	(622,645)
Euro	GSCO	Sell	2,033,100	2,772,843		6/09/15	308,921	—
Japanese Yen	CITI	Sell	1,370,500,000	13,418,909		6/09/15	1,962,023	—
Japanese Yen	HSBC	Sell	2,052,400,000	20,093,398		6/09/15	2,936,075	—
Mexican Peso	CITI	Buy	78,230,000	5,898,586		6/09/15	—	(646,776)
Japanese Yen	BZWS	Sell	1,689,110,000	16,542,468		6/10/15	2,421,945	—
Japanese Yen	CITI	Sell	2,595,800,000	25,383,818		6/10/15	3,683,602	—
Japanese Yen	HSBC	Sell	1,798,900,000	17,624,266		6/10/15	2,585,928	—
Japanese Yen	DBAB	Sell	595,700,000	5,832,191		6/11/15	852,233	—
Japanese Yen	JPHQ	Sell	1,666,680,000	16,314,089		6/11/15	2,380,906	—
Polish Zloty	CITI	Buy	5,990,000	1,431,781	EUR	6/11/15	—	(53,932)
Euro	GSCO	Sell	8,105,300	10,996,461		6/12/15	1,173,297	—
Mexican Peso	CITI	Buy	159,085,880	11,896,940		6/12/15	—	(1,219,072)
Polish Zloty	DBAB	Buy	30,704,000	7,330,373	EUR	6/12/15	—	(266,203)
Euro	DBAB	Sell	8,383,000	11,362,067		6/15/15	1,202,018	—
Mexican Peso	CITI	Buy	68,370,400	5,118,694		6/15/15	—	(530,538)
Singapore Dollar	JPHQ	Buy	5,686,000	4,333,841		6/15/15	—	(50,760)
Malaysian Ringgit	JPHQ	Buy	13,361,013	3,765,787		6/16/15	—	(911)
Japanese Yen	CITI	Sell	310,702,000	3,054,123		6/17/15	456,512	—
Japanese Yen	JPHQ	Sell	702,800,000	6,909,128		6/17/15	1,033,401	—
Malaysian Ringgit	JPHQ	Buy	14,772,000	4,165,821		6/19/15	—	(4,368)
Euro	BZWS	Sell	1,124,367	1,529,617		6/22/15	166,801	—
Japanese Yen	DBAB	Sell	1,455,820,000	14,296,573		6/22/15	2,124,512	—
Malaysian Ringgit	HSBC	Buy	36,880,000	11,168,312		6/22/15	—	(781,293)
Mexican Peso	CITI	Buy	61,535,000	4,596,280		6/22/15	—	(468,665)
Singapore Dollar	HSBC	Buy	6,864,000	5,224,142		6/22/15	—	(53,908)
Singapore Dollar	DBAB	Buy	8,589,700	6,553,021		6/23/15	—	(82,957)
Philippine Peso	JPHQ	Buy	251,010,000	5,697,263		6/25/15	—	(128,166)
Philippine Peso	JPHQ	Buy	17,950,000	398,978		6/29/15	—	(774)
South Korean Won	DBAB	Buy	21,440,000,000	20,706,973		6/29/15	—	(1,238,806)
Polish Zloty	CITI	Buy	135,806,000	43,573,652		6/30/15	—	(5,478,167)
Mexican Peso	CITI	Buy	105,786,172	7,946,081		7/10/15	—	(858,662)
Malaysian Ringgit	DBAB	Buy	18,006,622	5,557,599		7/14/15	—	(494,202)
Malaysian Ringgit	DBAB	Buy	13,610,000	4,200,617		7/15/15	—	(373,795)
Euro	BZWS	Sell	2,243,000	3,063,624		7/16/15	343,984	—
Euro	MSCO	Sell	9,679,000	13,215,319		7/16/15	1,479,523	—
Euro	DBAB	Sell	17,930,000	24,380,318		7/17/15	2,639,822	—
Euro	BZWS	Sell	3,518,000	4,769,458		7/20/15	503,602	—
Malaysian Ringgit	DBAB	Buy	2,637,000	807,781		7/20/15	—	(66,569)
Malaysian Ringgit	DBAB	Buy	11,455,000	2,581,641	EUR	7/20/15	89,342	—
Euro	DBAB	Sell	1,935,000	2,623,667		7/22/15	277,248	—
Euro	MSCO	Sell	12,182,000	16,491,261		7/22/15	1,719,130	—
Malaysian Ringgit	DBAB	Buy	4,160,000	1,279,016		7/22/15	—	(109,876)
Malaysian Ringgit	DBAB	Buy	12,933,000	2,932,587	EUR	7/22/15	78,621	—
Euro	DBAB	Sell	1,759,000	2,382,882		7/23/15	249,850	—
Japanese Yen	CITI	Sell	913,412,000	9,038,135		7/24/15	1,397,006	—
Japanese Yen	JPHQ	Sell	1,407,000,000	13,914,849		7/24/15	2,144,620	—
Euro	DBAB	Sell	4,715,000	6,358,460		7/27/15	640,493	—
Euro	GSCO	Sell	4,711,000	6,355,846		7/27/15	642,729	—
Japanese Yen	JPHQ	Sell	490,100,000	4,849,594		7/27/15	749,449	—
Malaysian Ringgit	DBAB	Buy	5,058,000	1,563,959		7/27/15	—	(142,926)
Malaysian Ringgit	DBAB	Buy	16,628,000	3,811,838	EUR	7/27/15	48,911	—
Chilean Peso	DBAB	Buy	1,967,720,000	3,386,490		7/28/15	—	(203,075)
Chilean Peso	MSCO	Buy	1,963,430,000	3,378,293		7/28/15	—	(201,818)

TGB-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	CITI	Sell	1,935,410	2,610,733		7/28/15	$263,587	$—
Euro	GSCO	Sell	11,263,000	15,199,644		7/28/15	1,540,574	—
Japanese Yen	BZWS	Sell	1,079,470,000	10,640,152		7/29/15	1,609,047	—
Chilean Peso	JPHQ	Buy	675,370,000	1,160,629		7/30/15	—	(68,181)
Malaysian Ringgit	JPHQ	Buy	5,318,000	1,644,403		7/30/15	—	(150,629)
Malaysian Ringgit	JPHQ	Buy	16,628,000	3,812,712	EUR	7/30/15	46,671	—
Chilean Peso	DBAB	Buy	635,690,000	1,093,096		7/31/15	—	(64,917)
Euro	JPHQ	Sell	11,263,000	15,142,653		7/31/15	1,482,915	—
Malaysian Ringgit	HSBC	Buy	3,005,000	925,128		7/31/15	—	(81,110)
Malaysian Ringgit	JPHQ	Buy	11,703,000	3,604,028		7/31/15	—	(316,993)
Chilean Peso	DBAB	Buy	1,271,380,000	2,156,343		8/04/15	—	(100,657)
Euro	BZWS	Sell	282,898	379,461		8/04/15	36,341	—
Euro	HSBC	Sell	11,263,000	15,115,228		8/04/15	1,454,599	—
Euro	BZWS	Sell	7,003,000	9,413,958		8/05/15	920,045	—
Euro	JPHQ	Sell	5,724,900	7,696,327		8/05/15	752,616	—
Malaysian Ringgit	HSBC	Buy	21,208,085	6,488,828		8/06/15	—	(534,519)
Malaysian Ringgit	JPHQ	Buy	1,100,000	338,826		8/06/15	—	(29,994)
Singapore Dollar	DBAB	Buy	6,207,000	4,986,343		8/07/15	—	(310,860)
Euro	CITI	Sell	7,698,954	10,300,172		8/10/15	961,377	—
Euro	DBAB	Sell	4,845,000	6,492,082		8/11/15	615,024	—
Euro	JPHQ	Sell	6,343,900	8,496,861		8/11/15	801,615	—
Japanese Yen	CITI	Sell	751,731,000	7,378,955		8/11/15	1,088,307	—
Malaysian Ringgit	HSBC	Buy	2,230,000	680,895		8/11/15	—	(55,021)
Chilean Peso	DBAB	Buy	1,145,000,000	1,934,775		8/12/15	—	(84,642)
Euro	GSCO	Sell	30,376,000	40,787,070		8/12/15	3,939,925	—
Malaysian Ringgit	HSBC	Buy	6,100,000	1,857,321		8/12/15	—	(145,405)
South Korean Won	HSBC	Buy	11,980,000,000	1,157,868,285	JPY	8/12/15	1,179,541	—
Euro	MSCO	Sell	1,962,500	2,451,084		8/14/15	70,426	—
Euro	MSCO	Sell	1,962,500	2,634,705		8/17/15	253,930	—
Chilean Peso	MSCO	Buy	981,300,000	1,653,551		8/18/15	—	(68,708)
Euro	BZWS	Sell	7,066,000	9,482,678		8/18/15	910,535	—
Japanese Yen	DBAB	Sell	838,612,000	8,222,613		8/18/15	1,204,033	—
Polish Zloty	DBAB	Buy	59,155,000	13,879,634	EUR	8/19/15	—	(264,226)
Chilean Peso	JPHQ	Buy	528,050,000	890,097		8/20/15	—	(37,412)
Euro	DBAB	Sell	3,964,000	5,317,012		8/20/15	507,915	—
Euro	JPHQ	Sell	7,851,000	10,535,061		8/20/15	1,010,282	—
Japanese Yen	HSBC	Sell	1,621,372,000	15,864,697		8/20/15	2,294,483	—
Japanese Yen	JPHQ	Sell	1,135,828,000	11,119,108		8/20/15	1,612,697	—
Japanese Yen	BZWS	Sell	376,247,000	3,656,824		8/24/15	507,563	—
Japanese Yen	DBAB	Sell	371,821,000	3,595,670		8/25/15	483,399	—
Japanese Yen	HSBC	Sell	746,218,000	7,220,300		8/25/15	974,196	—
Euro	BZWS	Sell	2,680,925	3,567,306		8/26/15	314,508	—
Japanese Yen	BZWS	Sell	1,085,075,000	10,507,573		8/26/15	1,424,953	—
Japanese Yen	JPHQ	Sell	750,133,000	7,258,954		8/26/15	979,965	—
Chilean Peso	DBAB	Buy	1,435,490,000	2,395,278		8/27/15	—	(78,599)
Euro	HSBC	Sell	18,537,726	24,543,023		8/27/15	2,050,613	—
Euro	JPHQ	Sell	14,996,625	19,862,655		8/27/15	1,666,775	—
Japanese Yen	DBAB	Sell	685,950,000	6,621,746		8/27/15	879,897	—
Japanese Yen	HSBC	Sell	1,247,125,000	12,039,978		8/27/15	1,600,729	—
Japanese Yen	JPHQ	Sell	751,903,000	7,268,029		8/27/15	974,110	—
Malaysian Ringgit	JPHQ	Buy	8,340,000	2,577,734		8/27/15	—	(239,563)
Chilean Peso	JPHQ	Buy	593,800,000	990,988		8/28/15	—	(32,757)
Euro	DBAB	Sell	1,058,312	1,399,745		8/31/15	115,577	—
Japanese Yen	JPHQ	Sell	372,662,000	3,602,775		8/31/15	483,124	—
Euro	DBAB	Sell	1,732,000	2,288,803		9/02/15	187,107	—
Chilean Peso	DBAB	Buy	2,582,200,000	4,263,871		9/08/15	—	(100,640)

Annual Report	TGB-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	8,105,300	10,692,674		9/08/15	$856,332	$—
Euro	JPHQ	Sell	20,765,000	27,017,342		9/08/15	1,817,577	—
Chilean Peso	DBAB	Buy	1,320,220,000	2,165,360		9/09/15	—	(36,968)
Japanese Yen	BZWS	Sell	285,057,504	2,673,734		9/18/15	286,662	—
Euro	BZWS	Sell	678,250	882,658		9/21/15	59,380	—
Singapore Dollar	HSBC	Buy	9,120,000	7,226,624		9/21/15	—	(356,378)
Euro	DBAB	Sell	8,070,000	10,422,002		9/23/15	626,101	—
Hungarian Forint	JPHQ	Buy	1,156,013,000	3,674,198	EUR	9/23/15	—	(72,107)
Euro	BZWS	Sell	1,647,381	2,124,100		9/24/15	124,367	—
Hungarian Forint	JPHQ	Buy	925,405,000	2,938,073	EUR	9/25/15	—	(54,145)
Philippine Peso	JPHQ	Buy	123,740,000	2,754,062		9/25/15	—	(11,837)
Euro	CITI	Sell	1,532,964	1,977,064		9/28/15	116,085	—
Euro	DBAB	Sell	3,753,000	4,833,226		9/28/15	277,181	—
Malaysian Ringgit	DBAB	Buy	11,080,500	3,343,341		9/28/15	—	(243,587)
Malaysian Ringgit	HSBC	Buy	11,490,000	3,467,005		9/28/15	—	(252,694)
Euro	BZWS	Sell	6,085,000	7,769,358		9/29/15	382,152	—
Japanese Yen	JPHQ	Sell	285,510,329	2,628,065		9/29/15	236,679	—
Euro	HSBC	Sell	5,430,000	6,919,096		9/30/15	326,906	—
Japanese Yen	JPHQ	Sell	172,207,000	1,586,540		9/30/15	144,124	—
South Korean Won	HSBC	Buy	9,530,000,000	9,062,381		9/30/15	—	(424,182)
Euro	DBAB	Sell	14,880,000	18,981,226		10/01/15	916,015	—
Euro	JPHQ	Sell	6,370,000	8,073,147		10/07/15	338,493	—
Japanese Yen	JPHQ	Sell	5,663,900,000	52,286,176		10/07/15	4,835,985	—
Mexican Peso	HSBC	Buy	377,048,070	27,308,472		10/07/15	—	(2,199,628)
Euro	DBAB	Sell	12,680,000	16,085,214		10/09/15	688,035	—
Japanese Yen	HSBC	Sell	2,816,800,000	26,142,602		10/09/15	2,543,143	—
Japanese Yen	BZWS	Sell	1,426,300,000	13,246,191		10/13/15	1,295,192	—
Japanese Yen	DBAB	Sell	1,406,600,000	13,071,276		10/13/15	1,285,344	—
Mexican Peso	DBAB	Buy	259,112,000	18,946,476		10/14/15	—	(1,699,811)
Japanese Yen	JPHQ	Sell	652,895,000	6,177,044		10/19/15	705,529	—
Euro	HSBC	Sell	12,569,000	16,093,348		10/20/15	827,001	—
Japanese Yen	JPHQ	Sell	1,233,160,000	11,663,845		10/20/15	1,329,202	—
Malaysian Ringgit	JPHQ	Buy	8,104,000	2,421,490		10/20/15	—	(157,736)
Japanese Yen	BZWS	Sell	735,200,000	6,909,125		10/22/15	747,359	—
Malaysian Ringgit	HSBC	Buy	14,613,000	4,370,308		10/23/15	—	(289,161)
Euro	DBAB	Sell	4,545,000	5,769,196		10/26/15	248,044	—
Malaysian Ringgit	DBAB	Buy	10,811,000	3,244,306		10/26/15	—	(225,593)
Malaysian Ringgit	HSBC	Buy	7,209,825	2,163,813		10/26/15	—	(150,642)
Euro	BZWS	Sell	5,604,306	7,117,300		10/27/15	309,170	—
Euro	DBAB	Sell	3,319,244	4,238,509		10/30/15	205,995	—
Malaysian Ringgit	JPHQ	Buy	7,468,000	2,236,263		10/30/15	—	(151,559)
Euro	DBAB	Sell	224,556	284,400		11/03/15	11,564	—
Euro	UBSW	Sell	32,701,000	41,113,332		11/04/15	1,380,557	—
Euro	BZWS	Sell	1,581,109	1,986,252		11/06/15	65,063	—
Euro	DBAB	Sell	15,875,000	19,827,081		11/10/15	535,714	—
Japanese Yen	CITI	Sell	341,992,119	2,999,865		11/10/15	132,120	—
Euro	JPHQ	Sell	8,969,211	11,238,870		11/12/15	338,933	—
Euro	MSCO	Sell	4,572,000	5,715,937		11/12/15	159,762	—
Japanese Yen	CITI	Sell	429,663,000	3,781,047		11/12/15	177,949	—
Japanese Yen	HSBC	Sell	413,563,000	3,625,281		11/12/15	157,196	—
Japanese Yen	JPHQ	Sell	335,950,000	2,951,798		11/12/15	134,565	—
Euro	BZWS	Sell	2,643,000	3,298,966		11/13/15	86,954	—
Euro	DBAB	Sell	10,778,730	13,489,042		11/16/15	388,831	—
Euro	MSCO	Sell	5,391,000	6,746,028		11/16/15	193,935	—
Japanese Yen	MSCO	Sell	300,000,000	2,616,089		11/16/15	100,054	—
Japanese Yen	SCNY	Sell	340,600,700	2,975,146		11/16/15	118,602	—

TGB-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	2,240,000	2,791,376	11/18/15	$68,805	$—
Euro	UBSW	Sell	3,245,000	4,046,191	11/18/15	102,109	—
Japanese Yen	DBAB	Sell	796,770,000	6,869,891	11/18/15	187,190	—
Euro	DBAB	Sell	5,073,398	6,346,537	11/19/15	180,015	—
Japanese Yen	CITI	Sell	986,239,000	8,516,377	11/19/15	244,328	—
Malaysian Ringgit	DBAB	Buy	7,197,960	2,106,145	11/19/15	—	(99,499)
Japanese Yen	CITI	Sell	1,107,834,000	9,558,533	11/20/15	266,358	—
Malaysian Ringgit	HSBC	Buy	4,326,000	1,262,365	11/20/15	—	(56,445)
Japanese Yen	HSBC	Sell	207,909,000	1,778,520	11/24/15	34,452	—
Euro	DBAB	Sell	837,570	1,044,140	11/30/15	25,841	—
Euro	DBAB	Sell	5,440,000	6,787,488	12/04/15	173,036	—
Euro	HSBC	Sell	2,155,292	2,655,061	12/09/15	34,150	—
Euro	SCNY	Sell	2,400,751	2,965,696	12/09/15	46,298	—
Euro	MSCO	Sell	1,412,000	1,769,808	12/11/15	52,685	—
Mexican Peso	CITI	Buy	95,083,400	6,461,665	12/11/15	—	(158,389)
Euro	BOFA	Sell	17,769,000	22,094,863	12/15/15	484,075	—
Euro	JPHQ	Sell	5,095,000	6,360,241	12/15/15	163,665	—
Mexican Peso	CITI	Buy	45,585,080	3,001,981	12/18/15	18,478	—
Japanese Yen	DBAB	Sell	1,453,310,000	12,440,592	12/21/15	240,365	—
Japanese Yen	HSBC	Sell	1,455,540,000	12,445,832	12/21/15	226,884	—
Japanese Yen	BZWS	Sell	696,650,000	5,891,731	12/22/15	43,343	—
Japanese Yen	CITI	Sell	1,086,780,000	9,203,760	12/22/15	80,225	—
Euro	BZWS	Sell	6,863,000	8,364,804	1/05/16	13,836	—

Unrealized appreciation (depreciation)						232,865,865	(40,202,582)

Net unrealized appreciation (depreciation)						$192,663,283

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

*In U.S. dollars unless otherwise indicated.

At December 31, 2014, the Fund had the following interest rate swap contracts outstanding. See Note 3.

Interest Rate Swap Contracts
Description	Counterparty / Exchange	Expiration Date	Notional Amount	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 0.926%	LCH	10/17/17	$183,490,000	$1,214,733	$—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.775%	CME	10/4/23	13,090,000	—	(678,272)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.795%	CME	10/4/23	13,090,000	—	(700,199)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.765%	CME	10/7/23	13,090,000	—	(666,043)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.731%	LCH	7/7/24	34,000,000	—	(1,814,644)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.668%	CME	10/4/43	6,370,000	—	(1,324,454)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.687%	CME	10/4/43	6,370,000	—	(1,349,459)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.675%	CME	10/7/43	6,370,000	—	(1,333,403)

Centrally Cleared Swaps unrealized appreciation (depreciation)				1,214,733	(7,866,474)

Annual Report	TGB-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond VIP Fund (continued)

Interest Rate Swap Contracts (continued)
Description	Counterparty / Exchange	Expiration Date	Notional Amount	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.558%	JPHQ	3/4/21	$3,240,000	$—	$(343,604)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.523%	DBAB	3/28/21	14,630,000	—	(1,493,633)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.347%	CITI	2/25/41	7,460,000	—	(2,523,788)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.349%	JPHQ	2/25/41	7,460,000	—	(2,527,738)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.320%	JPHQ	2/28/41	5,600,000	—	(1,873,170)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.299%	JPHQ	3/1/41	1,870,000	—	(613,749)

OTC Swaps unrealized appreciation (depreciation)				—	(9,375,682)

Total Interest Rate Swaps unrealized appreciation (depreciation)				1,214,733	(17,242,156)

Net unrealized appreciation (depreciation)					$(16,027,423)

TGB-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2014

Templeton Global Bond VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,206,633,967
Cost - Repurchase agreements	153,266,107

Total cost of investments	$3,359,900,074

Value - Unaffiliated issuers	$3,069,060,380
Value - Repurchase agreements	153,266,107

Total value of investments	3,222,326,487
Cash	131,086,267
Restricted cash (Note 1f)	102,776,600
Foreign currency, at value (cost $54,881,187)	54,797,576
Receivables:
Investment securities sold	13,965,819
Capital shares sold	1,705,141
Interest	28,671,491
Due from brokers	6,920,502
Unrealized appreciation on forward exchange contracts	232,865,865
Other assets	292

Total assets	3,795,116,040

Liabilities:
Payables:
Investment securities purchased	21,427,668
Capital shares redeemed	2,520,710
Management fees	1,404,786
Distribution fees	1,406,445
Variation margin	131,913
Due to Brokers	102,776,600
Unrealized depreciation on forward exchange contracts	40,202,582
Unrealized depreciation on OTC swap contracts	9,375,682
Deferred tax	2,624,665
Accrued expenses and other liabilities	916,406

Total liabilities	182,787,457

Net assets, at value	$3,612,328,583

Net assets consist of:
Paid-in capital	$3,519,976,589
Undistributed net investment income	39,205,955
Net unrealized appreciation (depreciation)	35,165,493
Accumulated net realized gain (loss)	17,980,546

Net assets, at value	$3,612,328,583

The accompanying notes are an integral part of these financial statements. | Annual Report	TGB-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2014

Templeton Global Bond VIP Fund

Class 1:
Net assets, at value	$323,491,431

Shares outstanding	17,432,471

Net asset value and maximum offering price per share	$18.56

Class 2:
Net assets, at value	$3,177,638,316

Shares outstanding	176,652,246

Net asset value and maximum offering price per share	$17.99

Class 4:
Net assets, at value	$111,198,836

Shares outstanding	6,049,384

Net asset value and maximum offering price per share	$18.38

TGB-26	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2014

Templeton Global Bond VIP Fund
Investment income:
Interest (net of foreign taxes $2,852,069)	$127,015,935

Expenses:
Management fees (Note 3a)	16,154,459
Distribution fees: (Note 3c)
Class 2	7,627,990
Class 3	156,081
Class 4	405,742
Custodian fees (Note 4)	1,316,806
Reports to shareholders	509,873
Professional fees	101,942
Trustees’ fees and expenses	13,603
Other	75,486

Total expenses	26,361,982
Expense reductions (Note 4)	(7,009)

Net expenses	26,354,973

Net investment income	100,660,962

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	11,756,370
Foreign currency transactions	25,573,926
Swap contracts	(3,632,367)

Net realized gain (loss)	33,697,929

Net change in unrealized appreciation (depreciation) on:
Investments	(242,033,071)
Translation of other assets and liabilities denominated in foreign currencies	169,111,124
Change in deferred taxes on unrealized appreciation	(964,346)

Net change in unrealized appreciation (depreciation)	(73,886,293)

Net realized and unrealized gain (loss)	(40,188,364)

Net increase (decrease) in net assets resulting from operations	$60,472,598

The accompanying notes are an integral part of these financial statements. | Annual Report	TGB-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Global Bond VIP Fund
	Year Ended December 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$100,660,962	$100,648,197
Net realized gain (loss) from investments, foreign currency transactions and swap contracts	33,697,929	47,113,794
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	(73,886,293)	(98,508,111)

Net increase (decrease) in net assets resulting from operations	60,472,598	49,253,880

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 1	(15,858,865)	(14,463,879)
Class 2	(156,385,457)	(128,696,606)
Class 3	—	(9,351,774)
Class 4	(5,645,270)	(7,129,387)
Net realized gains:
Class 1	—	(3,587,066)
Class 2	—	(33,227,731)
Class 3	—	(2,438,218)
Class 4	—	(1,906,223)

Total distributions to shareholders	(177,889,592)	(200,800,884)

Capital share transactions: (Note 2)
Class 1	52,744,146	(13,273,114)
Class 2	457,068,596	529,969,403
Class 3	(195,888,546)	4,794,164
Class 4	(3,448,828)	(37,369,362)

Total capital share transactions	310,475,368	484,121,091

Redemption fees	1,163	7,288

Net increase (decrease) in net assets	193,059,537	332,581,375
Net assets:
Beginning of year	3,419,269,046	3,086,687,671

End of year	$3,612,328,583	$3,419,269,046

Undistributed net investment income included in net assets:
End of year	$39,205,955	$104,975,944

TGB-28	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Templeton Global Bond VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Bond VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Effective May 1, 2014, all Class 3 shares were converted to Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2014, Templeton Global Bond Securities Fund was renamed Templeton Global Bond VIP Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates fair value.

Derivative financial instruments (derivatives) listed on an exchange are valued at the official closing price of the day. Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Annual Report	TGB-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2014.

d. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

TGB-30	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund for OTC derivatives, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies.

A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (“OTC interest rate swaps”) or may be executed on a registered exchange (“centrally cleared interest rate swaps”). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

See Note 9 regarding other derivative information.

f. Restricted Cash

At December 31, 2014, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s counterparty broker and is reflected in the Statement of Assets and Liabilities.

g. Loan Participation Notes

The Fund invests in loan participation notes (“Participations”). Participations are loans originally issued to a borrower by one or more financial institutions (the “Lender”) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

Annual Report	TGB-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invested in Class 3 shares of the Fund were subject to a 1.0% short term trading fee if the interest in the subaccount had been held for less than 60 days. Such fees were retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

TGB-32	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2014		2013
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	4,252,687	$81,034,541	1,918,229	$37,822,305
Shares issued in reinvestment of distributions	844,006	15,858,865	962,717	18,050,945
Shares redeemed	(2,332,299)	(44,149,260)	(3,563,965)	(69,146,364)

Net increase (decrease)	2,764,394	$52,744,146	(683,019)	$(13,273,114)

Class 2 Shares:
Shares sold	34,833,702	$645,437,884	34,876,621	$667,964,958
Shares issued in reinvestment of distributions	8,573,764	156,385,457	8,877,431	161,924,337
Shares redeemed	(18,696,173)	(344,754,745)	(16,008,448)	(299,919,892)

Net increase (decrease)	24,711,293	$457,068,596	27,745,604	$529,969,403

Class 3 Shares[a]:
Shares sold	167,296	$3,090,319	1,022,231	$19,570,327
Shares issued in reinvestment of distributions	—	—	646,027	11,789,991
Shares redeemed	(10,595,103)	(198,978,865)	(1,409,425)	(26,566,154)

Net increase (decrease)	(10,427,807)	$(195,888,546)	258,833	$4,794,164

Class 4 Shares:
Shares sold	721,184	$13,510,739	892,452	$17,199,730
Shares issued on reinvestment of distributions	302,695	5,645,270	485,524	9,035,611
Shares redeemed	(1,203,628)	(22,604,837)	(3,385,215)	(63,604,703)

Net increase (decrease)	(179,749)	$(3,448,828)	(2,007,239)	$(37,369,362)

aEffective May 1, 2014, all Class 3 shares were converted to Class 2.

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report	TGB-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

3. Transactions With Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 3. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2014, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

During the year ended December 31, 2014, the Fund utilized $4,268,308 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$177,889,592	$159,641,646
Long term capital gain	—	41,159,238

	$177,889,592	$200,800,884

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

At December 31, 2014, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$3,377,737,207

Unrealized appreciation	$69,774,655
Unrealized depreciation	(225,185,375)

Net unrealized appreciation (depreciation)	$(155,410,720)

Distributable earnings - undistributed ordinary income	$296,662,724

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, and tax straddles.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2014, aggregated $903,909,874 and $912,085,215, respectively.

7. Credit Risk

At December 31, 2014, the Fund had 12.49% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Other Derivative Information

At December 31, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Net assets consist of: net unrealized appreciation (depreciation)	$1,214,733[a]	Unrealized depreciation on OTC swap contracts / Variation margin / Net assets consist of: net unrealized appreciation (depreciation)	$17,242,156[a]

Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	232,865,865	Unrealized depreciation on forward exchange contracts	40,202,582

aIncludes cumulative appreciation (depreciation) of centrally cleared swaps as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

Annual Report	TGB-35

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

9. Other Derivative Information (continued)

For the year ended December 31, 2014, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year
Interest rate contracts	Net realized gain (loss) from swap contracts / Net change in unrealized appreciation (depreciation) on investments	$(3,632,367)	$(13,899,952)

Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	30,955,447	170,892,729

At December 31, 2014, the Fund’s OTC derivative assets and liabilities, are as follows:

	Gross and Net Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$232,865,865	$40,202,582
Swap Contracts	—	9,375,682

Total	$232,865,865	$49,578,264

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At December 31, 2014, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross and Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received[b]	Net Amount (Not less than zero)
Counterparty
BOFA	$4,233,687	$—	$(4,233,687)	$—	$—
BZWS	40,533,031	(2,083,740)	—	(38,449,291)	—
CITI	30,086,745	(15,183,789)	(14,902,956)	—	—
DBAB	44,311,455	(13,698,501)	—	(28,870,000)	1,742,954
GSCO	18,482,036	—	—	(18,100,000)	382,036
HSBC	30,976,462	(8,402,055)	(22,574,407)	—	—
JPHQ	43,272,275	(8,459,356)	(34,812,919)	—	—
MSCO	5,881,607	(1,750,823)	—	(3,729,600)	401,184

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross and Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received[b]	Net Amount (Not less than zero)
Counterparty
SCNY	$13,605,901	$—	$—	$(13,500,000)	$105,901
UBSW	1,482,666	—	(1,333,708)	—	148,958

Total	$232,865,865	$(49,578,264)	$(77,857,677)	$(102,648,891)	$2,781,033

aAt December 31, 2014, the Fund received United Kingdom Treasury Bonds and Notes, U.S. Government Agency Securities and U.S. Treasury Bonds, Notes and Bills as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

At December 31, 2014, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross and Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)
Counterparty
BOFA	$—	$—	$—	$—	$—
BZWS	2,083,740	(2,083,740)	—	—	—
CITI	15,183,789	(15,183,789)	—	—	—
DBAB	13,698,501	(13,698,501)	—	—	—
GSCO	—	—	—	—	—
HSBC	8,402,055	(8,402,055)	—	—	—
JPHQ	8,459,356	(8,459,356)	—	—	—
MSCO	1,750,823	(1,750,823)	—	—	—
SCNY	—	—	—	—	—
UBSW	—	—	—	—	—

Total	$49,578,264	$(49,578,264)	$—	$—	$—

For the year ended December 31, 2014, the average month end fair value of derivatives represented 3.82% of average month end net assets. The average month end number of open derivative contracts for the year was 478.

See Note 1(e) regarding derivative financial instruments.

See Abbreviations on page TGB - 39

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. The Borrowers expect to renew the Global Credit Facility for a total of $2 billion effective February 13, 2015, which matures on February 12, 2016.

Annual Report	TGB-37

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

10. Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At December 31, 2014, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

TGB-38	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio

BOFA	Bank of America N.A.	BRL	Brazilian Real	FHLB	Federal Home Loan Bank

BZWS	Barclays Bank PLC	CAD	Canadian Dollar	FRN	Floating Rate Note

CITI	Citigroup, Inc.	EUR	Euro

CME	Chicago Mercantile Exchange	HUF	Hungarian Forint

DBAB	Deutsche Bank AG	IDR	Indonesian Rupiah

GSCO	Goldman Sachs Bank	INR	Indian Rupee

HSBC	HSBC Bank USA N.A.	JPY	Japanese Yen

JPHQ	JP Morgan Chase & Co.	KRW	South Korean Won

LCH	London Clearing House	LKR	Sri Lankan Rupee

MSCO	Morgan Stanley	MXN	Mexican Peso

SCNY	Standard Chartered Bank	MYR	Malaysian Ringgit

UBSW	UBS AG	PEN	Peruvian Nuevo Sol

		PHP	Philippine Peso

		PLN	Polish Zloty

		SEK	Swedish Krona

		SGD	Singapore Dollar

Annual Report	TGB-39

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Templeton Global Bond VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Bond VIP Fund (the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 13, 2015

TGB-40	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Global Bond VIP Fund

At December 31, 2014, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2015 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

Annual Report	TGB-41

Templeton Growth VIP Fund

(Formerly, Templeton Growth Securities Fund)

This annual report for Templeton Growth VIP Fund covers the fiscal year ended December 31, 2014.

Class 4 Performance Summary as of December 31, 2014

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/14	1-Year	5-Year	10-Year
Average Annual Total Return	-2.88%	+8.88%	+4.68%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not have a 12b-1 fee expense. Since 2/29/08 (effective date), the average annual total return of Class 4 shares was +3.76%.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/05–12/31/14)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the MSCI World Index and the MSCI All Country World Index (ACWI). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

Annual Report	TG-1

TEMPLETON GROWTH VIP FUND

Fund Goal and Main Investments

Templeton Growth VIP Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including emerging markets.

Fund Risks

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investments from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the Fund’s benchmarks, the MSCI All Country World Index (ACWI) returned +4.71%, and the MSCI World Index returned +5.50% for the period under review.1

Economic and Market Overview

The global economy grew moderately during the 12 months under review as U.S. economic growth expanded while growth rates in much of the rest of the world declined. As measured by the MSCI World Index, stocks in global developed markets advanced overall during the 12-month period amid a generally accommodative monetary policy environment and continued strength in corporate earnings. Oil prices declined sharply during the 12-month period, resulting from weak global demand growth and strong world supply, and gold prices ended lower amid benign global inflation and a strong U.S. dollar.

U.S. economic growth trends were generally encouraging during the period. Economic activity expanded for most of 2014, supported in some quarters by increased consumer spending, business investment and federal defense spending. The U.S. Federal Reserve Board (Fed) began reducing its large-scale bond purchases $10 billion a month in January and ended the buying program in October. But it continued its practice of maintaining holdings of longer term securities at sizable levels. The Fed believed underlying economic strength could support ongoing progress in labor market conditions. Toward period-end, the Fed stated that it could be patient with regard to raising interest rates and that the interest rate might not rise for at least a couple of meetings, possibly implying at least the first two meetings of 2015.

Outside the U.S., the U.K. economy grew relatively well, supported by the services and manufacturing sectors. In the eurozone, economic growth remained subdued, as concerns persisted about the potential negative impacts to growth from the crisis in Ukraine and China’s moderating growth rate. However, third-quarter economic growth, though meager, exceeded expectations, especially in the region’s major economies of Germany and France. In June, the European Central Bank (ECB) reduced its main interest rate and, for the first time, set a negative deposit rate; the ECB reduced both rates again in September. The ECB broadened its monetary easing stance by implementing an asset purchase program to prevent deflation and stimulate the economy. Toward period-end, the ECB cut its 2014 growth forecast for the eurozone and attributed the reduction to geopolitical risks dampening confidence and private investment.

Japan’s second- and third-quarter economic contractions indicated the economy was in a recession. However, private consumption and exports improved in the third quarter. In October, the Bank of Japan expanded its stimulus measures amid weak domestic demand and as substantially lower crude oil prices exerted further

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

TG-2	Annual Report

TEMPLETON GROWTH VIP FUND

downward pressure on inflation. Toward period-end, Japan’s ruling coalition was reelected in early parliamentary elections and subsequently announced a fresh stimulus package aimed at reviving economic growth.

In several emerging markets, economic growth generally moderated. However, Brazil exited recession as government spending prior to a presidential election drove third-quarter economic growth. Emerging market equities, as measured by the MSCI Emerging Markets Index, fell for the 12-month period, amid headwinds such as soft domestic demand and weak exports in several countries.2 Falling crude oil prices and geopolitical tensions in certain regions, as well as concerns about the timing of U.S. interest rate increases, also pressured emerging market equities. Many emerging market currencies depreciated against the U.S. dollar, leading central banks in several countries to raise interest rates in an effort to curb inflation and support their currencies. Several other central banks lowered interest rates to promote economic growth. After implementing monetary stimulus measures to support specific sectors, China’s central bank increased its efforts to bolster the economy by cutting its benchmark interest rates for the first time since July 2012. In contrast, Russia’s central bank raised its key interest rate sharply toward period-end to limit further devaluation of the Russian ruble and contain rising inflation.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we may consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

The year 2014 was a challenging one for global equity markets. Following a period of tentative optimism that corporate fundamentals would resume driving share prices, investor focus shifted back to broad-based economic and political factors in 2014. In our opinion, the most significant story in 2014 was the deepening divergence between the U.S., where growth rates accelerated for much of 2014, and the rest of the world, where growth rates generally moderated. Numerous factors contributed to the change in market conditions. In Europe, disinflationary pressures intensified and political discord resurfaced; in Japan, extraordinary monetary policy failed to prevent a triple-dip recession; and in diverse emerging markets, economic growth generally cooled as commodities and currencies came under pressure. Two major events further deepened the divide between U.S. and international markets. The price of oil nearly halved, favoring the consumer-driven U.S. economy at the expense of oil-exporting nations abroad; and Russia invaded Ukraine, marring European business confidence and reminding investors of the risks sometimes associated with emerging market investing. In this environment of increasing economic and geopolitical uncertainty, the U.S. seemed to us to solidify its status as a destination for capital in troubled times.

However, in our opinion, the U.S.’s attractive mix of defensive and pro-cyclical characteristics came at a cost. The price-to-book multiple of U.S. stocks relative to global peers neared all-time highs at year-end, and measures of price-to-normalized earnings were also elevated. Yet, despite our detractive underweighting in the U.S., we continued to find selective bottom-up opportunities in this deep and diverse market, and stock selection in the U.S. contributed to relative performance.

We also found select opportunities we regarded as attractive in Asia. Although we found value relatively scarce in Japan, where we had yet to see the structural reforms required to deal with challenges caused by debt, demographics and corporate governance, we selectively discovered what we deemed as attractive opportunities elsewhere, including in Singapore and emerging Asia. Although our stock selection and underweighting in Japan contributed to relative returns in 2014, stock selection in China and an overweighted allocation in South Korea resulted in the Fund’s Asian stocks detracting from performance relative to the MSCI ACWI. In China, our focus was on finding companies with, in our opinion, balance sheet strength, capital discipline and the ability to sustainably generate strong free cash flow. We found what we considered attractive bottom-up opportunities in South Korea despite concerns about currency strength and cyclical exposure. Valuations looked reasonable to us for a competitive, commodity-importing emerging market with accommodative monetary policy, a comfortable current account surplus and good exposure to U.S. and Asian growth.

Stock selection and an overweighted allocation in Europe detracted from relative performance as the delicate progress made stabilizing the banking system, enacting necessary budget reforms, and preparing for further monetary stimulus failed to meaningfully restore corporate confidence or revive lending activity. Concerns about Europe, along with worries about a slowing China and destabilized Russia, made European equities cheap on nearly all normalized valuation metrics. In our analysis, European equities

2. Please see Index Descriptions following the Fund Summaries.

Annual Report	TG-3

TEMPLETON GROWTH VIP FUND

also looked attractive relative to bonds. Cyclical stocks, in particular, looked attractively priced to us at the end of 2014, with the relative price, price-to-earnings ratio and price-to-book ratio of European cyclical sectors compared with defensive sectors all close to post-financial crisis lows. Overall, we consider such valuation levels depressed for a diverse corporate sector composed of many high-quality, globally relevant companies.

From a sector perspective, an overweighted energy position comprised several of the Fund’s biggest detractors, pressured primarily by European oil services stocks.3 Shares of Dutch oilfield surveyor Fugro was a major laggard as weaker oil and gas markets led to project delays and cancellations that could result in the company forgoing its dividend. Oil market weakness and reduced capital expenditure plans by energy producers, Fugro’s main clients, coincided with company-specific issues, resulting in our loss of confidence in Fugro’s management and the impairment of our original investment thesis. Thus, we liquidated the position toward the end of the reporting period seeking to limit losses and redirect the proceeds to what we considered more attractive opportunities. Despite challenging conditions in the energy sector more broadly, we remained favorable toward our sector holdings. Although we do not know when equilibrium will be restored to oil markets, we do expect that supply could incrementally decline and oil may eventually return to a level that promotes continued investment. In the meantime, we have focused on the long-term fundamental prospects of individual energy companies. Energy stocks were historically cheap following a period of sustained pressure on sector fundamentals and, most recently, a major oil price correction. As energy companies improved capital allocation and refocused on shareholder returns, we continued to find what we considered compelling long-term bargains in the sector, with a focus on companies with the balance sheet strength to weather a period of lower oil prices, in our opinion.

Consistent with the broad-based underperformance of cyclical sectors in 2014, stock selection in industrials also hurt relative performance, pressured by U.K. services firm Serco Group, whose share price declined as an investigation into alleged malpractice at a domestic business unit resulted in profit warnings and a need to raise capital.4 We remained encouraged by the company’s earnest efforts to address its issues and restore the faith of its clients and regulator, and felt that the stock’s depressed valuation failed to reflect what we saw as new management’s sensible turnaround plan and Serco’s attractive position as a long-term beneficiary of public sector outsourcing growth. Underweighted consumer staples and overweighted telecommunications holdings also detracted from relative performance, pressured by stock-specific weakness.5

Conversely, stock selection in the consumer discretionary sector contributed to relative performance, led by our media holdings.6 We believe our long-term investment theses in U.S. media began to be validated as television and movie studios (such as Twenty-First Century Fox and Walt Disney) benefited from rising demand for quality content, and as content distributors (such as Comcast and Time Warner Cable, which was sold by period-end) gained from their control of the increasingly valuable broadband pipeline. Health care and information technology holdings delivered double-digit absolute gains and among them

Top 10 Holdings
12/31/14
Company Sector/Industry, Country	% of Total Net Assets
Microsoft Corp. Software, U.S.	3.0%
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	3.0%
Citigroup Inc. Banks, U.S.	2.3%
Hewlett-Packard Co. Technology Hardware, Storage & Peripherals, U.S.	2.3%
Comcast Corp., Special A Media, U.S.	2.3%
Teva Pharmaceutical Industries Ltd., ADR Pharmaceuticals, Israel	2.2%
Talisman Energy Inc. Oil, Gas & Consumable Fuels, Canada	2.1%
Medtronic Inc. Health Care Equipment & Supplies, U.S.	2.0%
Amgen Inc. Biotechnology, U.S.	1.9%
Pfizer Inc. Pharmaceuticals, U.S.	1.9%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

3. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

4. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, commercial services and supplies, construction and engineering, electrical equipment, industrial conglomerates, machinery and professional services in the SOI.

5. The consumer staples sector comprises food and staples retailing in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

6. The consumer discretionary sector comprises auto components, automobiles, media, multiline retail and specialty retail in the SOI.

TG-4	Annual Report

TEMPLETON GROWTH VIP FUND

were several of the Fund’s top contributors.7 From health care, shares of U.S. biotechnology giant Amgen rallied to a record after the firm beat earnings estimates and announced a dividend hike and share buyback. We were pleased to see Amgen use its prodigious cash flow to directly enhance shareholder value and were encouraged by the continued resilience of the firm’s base business and positive evolution of its new drug pipeline. We believe the market remained overly concerned about pressures to Amgen’s more mature business lines and failed to appreciate the company’s sustainable long-term earnings potential. More generally, in our analysis, our health care position offered a mix of longer term holdings among major pharmaceuticals firms that have restructured and rebased earnings in the aftermath of many expiring patents industry-wide, and newer bargains among medical technology, specialty pharmaceuticals and biotechnology stocks with what we considered undervalued cash-flow and profit growth potential. From the information technology sector, U.S. computer manufacturer Hewlett-Packard and U.S. software firm Microsoft, both long-term holdings, also finished the year among the Fund’s top contributors.

It is also important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2014, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s substantial investment in securities with non-U.S. currency exposure.

In recent years, we felt stocks traded more on broad-based economic and policy expectations than on business fundamentals. This trend, in our view, resulted in an increasingly bifurcated market in which the leaders (U.S. stocks, consumer cyclicals and health care) kept surging farther ahead and the laggards (international stocks and industrial cyclicals) kept falling farther behind. Throughout this challenging period, we tried to use the market’s distraction to our advantage by focusing on what we determined to be overlooked value. In doing so, we sought to build a differentiated portfolio based on our long-term assumptions about company-level business fundamentals. We believe outperformance comes from value recognition, and our experience has been that price and value eventually do intersect over time. Going into 2015, we remained confident that our portfolio contained far more value than its prices seemed to reflect.

Thank you for your participation in Templeton Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

7. The health care sector comprises biotechnology, life sciences tools and services, and pharmaceuticals in the SOI. The information technology sector comprises communications equipment; electronic equipment, instruments and components; semiconductors and semiconductor equipment; and software in the SOI.

Annual Report	TG-5

TEMPLETON GROWTH VIP FUND

Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value,

then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Fund-Level Expenses Incurred During Period* 7/1/14–12/31/14
Actual	$1,000	$ 925.30	$5.48
Hypothetical (5% return before expenses)	$1,000	$1,019.51	$5.75

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (1.13%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

TG-6	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Growth VIP Fund

	Year Ended December 31,
	2014	2013		2012		2011	2010
Class 1
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$15.47	$12.16		$10.27		$11.19	$10.56

Income from investment operations[a]:

Net investment income[b]	0.38 [c]	0.22		0.27		0.25	0.17

Net realized and unrealized gains (losses)	(0.75)	3.49		1.88		(0.99)	0.62

Total from investment operations	(0.37)	3.71		2.15		(0.74)	0.79

Less distributions from net investment income	(0.25)	(0.40)		(0.26)		(0.18)	(0.16)

Net asset value, end of year	$14.85	$15.47		$12.16		$10.27	$11.19

Total return[d]	(2.53)%	31.05%		21.40%		(6.80)%	7.74%

Ratios to average net assets

Expenses	0.78%	0.78%	[e]	0.78%	[e]	0.78% [e]	0.77%	[e]

Net investment income	2.46% [c]	1.62%		2.31%		2.22%	1.71%

Supplemental data

Net assets, end of year (000’s)	$572,860	$588,409		$476,954		$1,200,682	$1,348,622

Portfolio turnover rate	17.46%	11.60%		18.73%	[f]	42.13% [f]	9.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.88%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Annual Report	TG-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Growth VIP Fund (continued)

	Year Ended December 31,
	2014	2013		2012		2011		2010
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$15.23	$11.97		$10.11		$11.01		$10.40

Income from investment operations[a]:

Net investment income[b]	0.34 [c]	0.19		0.21		0.21		0.15

Net realized and unrealized gains (losses)	(0.75)	3.44		1.88		(0.96)		0.60

Total from investment operations	(0.41)	3.63		2.09		(0.75)		0.75

Less distributions from net investment income	(0.21)	(0.37)		(0.23)		0.15		(0.14)

Net asset value, end of year	$14.61	$15.23		$11.97		$10.11		$11.01

Total return[d]	(2.81)%	30.82%		21.07%		(6.97)%		7.39%

Ratios to average net assets

Expenses	1.03%	1.03%	[e]	1.03%	[e]	1.03%	[e]	1.02%	[e]

Net investment income	2.21% [c]	1.37%		2.06%		1.97%		1.46%

Supplemental data

Net assets, end of year (000’s)	$1,171,896	$1,450,304		$1,352,554		$1,254,193		$1,626,885

Portfolio turnover rate	17.46%	11.60%		18.73%	[f]	42.13%	[f]	9.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.63%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemption in-kind.

TG-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Growth VIP Fund (continued)

	Year Ended December 31,
	2014	2013		2012		2011	2010
Class 4
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$15.35	$12.07		$10.19		$11.11	$10.50

Income from investment operations[a]:

Net investment income[b]	0.33 [c]	0.17		0.20		0.20	0.14

Net realized and unrealized gains (losses)	(0.76)	3.47		1.90		(0.98)	0.61

Total from investment operations	(0.43)	3.64		2.10		(0.78)	0.75

Less distributions from net investment income	(0.19)	(0.36)		(0.22)		(0.14)	(0.14)

Net asset value, end of year	$14.73	$15.35		$12.07		$10.19	$11.11

Total return[d]	(2.88)%	30.64%		21.02%		(7.14)%	7.31%

Ratios to average net assets

Expenses	1.13%	1.13%	[e]	1.13%	[e]	1.13% [e]	1.12%	[e]

Net investment income	2.11% [c]	1.27%		1.96%		1.87%	1.36%

Supplemental data

Net assets, end of year (000’s)	$59,989	$72,683		$67,158		$56,170	$60,569

Portfolio turnover rate	17.46%	11.60%		18.73%	[f]	42.13% [f]	9.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.53%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Annual Report	TG-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2014

Templeton Growth VIP Fund
		Country	Shares	Value
	Common Stocks 97.1%
	Aerospace & Defense 0.7%
	BAE Systems PLC	United Kingdom	1,730,147	$12,728,802

	Air Freight & Logistics 1.4%
	TNT Express NV	Netherlands	646,272	4,333,002
a	TNT Express NV, 144A	Netherlands	441,000	2,956,733
	United Parcel Service Inc., B	United States	160,030	17,790,535

				25,080,270

	Airlines 2.7%
	Deutsche Lufthansa AG	Germany	1,735,414	29,040,938
b	International Consolidated Airlines Group SA	United Kingdom	2,633,247	19,951,692

				48,992,630

	Auto Components 1.3%
	Cie Generale des Etablissements Michelin, B	France	259,469	23,631,580

	Automobiles 2.2%
	Nissan Motor Co. Ltd.	Japan	2,342,720	20,665,596
	Toyota Motor Corp.	Japan	312,490	19,710,406

				40,376,002

	Banks 13.7%
	Bangkok Bank PCL, fgn.	Thailand	913,600	5,390,462
	BNP Paribas SA	France	401,637	23,939,412
	Citigroup Inc.	United States	770,990	41,718,269
b	Commerzbank AG	Germany	547,840	7,278,493
	Credit Agricole SA	France	1,640,346	21,356,648
	DBS Group Holdings Ltd.	Singapore	932,690	14,502,879
	HSBC Holdings PLC	United Kingdom	2,567,864	24,489,911
b	ING Groep NV, IDR	Netherlands	1,482,966	19,433,231
	JPMorgan Chase & Co.	United States	440,760	27,582,761
	KB Financial Group Inc.	South Korea	657,984	21,747,112
	SunTrust Banks Inc.	United States	478,520	20,049,988
	UniCredit SpA	Italy	3,118,881	20,133,468

				247,622,634

	Biotechnology 2.2%
	Amgen Inc.	United States	219,000	34,884,510
b	Gilead Sciences Inc.	United States	49,050	4,623,453

				39,507,963

	Capital Markets 3.2%
	Credit Suisse Group AG	Switzerland	1,026,980	25,906,919
	Morgan Stanley	United States	832,180	32,288,584

				58,195,503

	Chemicals 1.5%
	Akzo Nobel NV	Netherlands	397,282	27,713,001

	Commercial Services & Supplies 0.3%
	Serco Group PLC	United Kingdom	2,443,089	6,119,525

	Communications Equipment 2.2%
	Cisco Systems Inc.	United States	836,770	23,274,757
	Ericsson, B	Sweden	1,291,812	15,627,760

				38,902,517

TG-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Growth VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Construction & Engineering 0.6%
c	FLSmidth & Co. AS	Denmark	250,000	$11,060,293

	Construction Materials 1.7%
	CRH PLC	Ireland	1,290,661	31,077,825

	Consumer Finance 0.3%
	Capital One Financial Corp.	United States	55,980	4,621,149

	Diversified Telecommunication Services 3.7%
	China Telecom Corp. Ltd., ADR	China	179,195	10,520,539
	Singapore Telecommunications Ltd.	Singapore	5,861,470	17,255,233
	Telefonica SA	Spain	1,682,480	24,266,745
	Verizon Communications Inc.	United States	158,750	7,426,325
	Vivendi SA	France	286,004	7,160,081

				66,628,923

	Electrical Equipment 0.2%
	Dongfang Electric Corp. Ltd., H	China	2,016,600	3,708,654

	Electronic Equipment, Instruments & Components 0.4%
b	Flextronics International Ltd.	Singapore	691,118	7,726,699

	Energy Equipment & Services 1.6%
	Baker Hughes Inc.	United States	146,590	8,219,302
	Noble Corp. PLC	United States	902,230	14,949,951
	Paragon Offshore PLC	United States	232,730	644,662
b	Saipem SpA	Italy	158,570	1,681,738
	Technip SA	France	60,350	3,608,456

				29,104,109

	Food & Staples Retailing 2.8%
	CVS Health Corp.	United States	182,840	17,609,320
b	Metro AG	Germany	587,740	17,999,596
	Tesco PLC	United Kingdom	4,757,618	14,015,671

				49,624,587

	Health Care Equipment & Supplies 3.2%
	Getinge AB, B	Sweden	925,050	21,088,829
	Medtronic Inc.	United States	497,540	35,922,388

				57,011,217

	Industrial Conglomerates 2.0%
	Koninklijke Philips NV	Netherlands	459,718	13,433,649
	Siemens AG	Germany	201,712	22,881,705

				36,315,354

	Insurance 6.2%
	American International Group Inc.	United States	569,370	31,890,414
	Aviva PLC	United Kingdom	2,366,920	17,874,746
	AXA SA	France	1,091,068	25,354,292
	Muenchener Rueckversicherungs-Gesellschaft AG	Germany	28,871	5,790,295
a,b	NN Group NV, 144A	Netherlands	276,400	8,309,261
	Swiss Re AG	Switzerland	270,006	22,717,765

				111,936,773

Annual Report	TG-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Growth VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Life Sciences Tools & Services 0.5%
b	QIAGEN NV	Netherlands	385,000	$9,018,856

	Machinery 1.1%
b	Navistar International Corp.	United States	598,440	20,035,771

	Media 4.8%
	Comcast Corp., Special A	United States	710,142	40,879,324
b	News Corp., A	United States	319,435	5,011,935
	Sky PLC	United Kingdom	721,063	10,104,049
	Twenty-First Century Fox Inc., A	United States	641,182	24,624,595
	The Walt Disney Co.	United States	64,060	6,033,811

				86,653,714

	Metals & Mining 1.8%
	Mining and Metallurgical Co. Norilsk Nickel OJSC, ADR	Russia	1,040,760	14,799,607
	POSCO	South Korea	63,730	16,052,530
	POSCO, ADR	South Korea	27,740	1,770,089

				32,622,226

	Multiline Retail 0.8%
	Target Corp.	United States	191,680	14,550,429

	Oil, Gas & Consumable Fuels 9.6%
	BP PLC	United Kingdom	2,807,128	17,983,183
	Chevron Corp.	United States	137,470	15,421,384
	China Shenhua Energy Co. Ltd., H	China	5,271,520	15,568,556
	Eni SpA	Italy	776,759	13,637,635
	Galp Energia SGPS SA, B	Portugal	1,575,520	16,072,683
	Kunlun Energy Co. Ltd.	China	15,089,830	14,323,171
	Royal Dutch Shell PLC, B	United Kingdom	299,573	10,426,869
	Talisman Energy Inc.	Canada	4,745,780	37,189,751
	Total SA, B	France	618,659	31,829,510

				172,452,742

	Pharmaceuticals 11.6%
b	Actavis PLC	United States	56,124	14,446,879
	GlaxoSmithKline PLC	United Kingdom	1,103,090	23,658,756
	Merck & Co. Inc.	United States	304,971	17,319,303
	Merck KGaA	Germany	229,554	21,781,965
	Pfizer Inc.	United States	1,111,443	34,621,450
	Roche Holding AG	Switzerland	115,383	31,323,548
	Sanofi	France	290,857	26,627,551
	Teva Pharmaceutical Industries Ltd., ADR	Israel	688,930	39,620,364

				209,399,816

	Professional Services 0.0%†
	Hays PLC	United Kingdom	2,280	5,174

	Software 3.4%
	Microsoft Corp.	United States	1,177,169	54,679,500
	SAP SE	Germany	80,912	5,703,859

				60,383,359

	Specialty Retail 2.0%
	Best Buy Co. Inc.	United States	277,560	10,819,289
	Kingfisher PLC	United Kingdom	4,891,448	25,960,740

				36,780,029

TG-12	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Templeton Growth VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Technology Hardware, Storage & Peripherals 5.3%
	Hewlett-Packard Co.	United States	1,036,700	$41,602,771
	Samsung Electronics Co. Ltd.	South Korea	45,020	54,620,337

				96,223,108

	Wireless Telecommunication Services 2.1%
	Mobile TeleSystems, ADR	Russia	70,713	507,719
b	Turkcell Iletisim Hizmetleri AS, ADR	Turkey	1,647,543	24,910,850
	Vodafone Group PLC	United Kingdom	3,292,417	11,426,154

				36,844,723

	Total Common Stocks (Cost $1,395,816,925)			1,752,655,957

	Preferred Stocks (Cost $18,040,759) 0.6%
	Oil, Gas & Consumable Fuels 0.6%
	Petroleo Brasileiro SA, ADR, pfd.	Brazil	1,317,392	9,985,831

	Total Investments before Short Term Investments (Cost $1,413,857,684)			1,762,641,788

			Principal Amount*
	Short Term Investments 2.8%
	Time Deposits 2.2%
	Bank of Montreal, 0.03%, 1/02/15	Canada	12,000,000	12,000,000
	Bank of Nova Scotia, 0.04%, 1/02/15	United States	14,000,000	14,000,000
	Royal Bank of Canada, 0.03%, 1/02/15	Canada	14,000,000	14,000,000

	Total Time Deposits (Cost $40,000,000)			40,000,000

	Total Investments before Money Market Funds (Cost $1,453,857,684)			1,802,641,788

			Shares
d	Investments from Cash Collateral Received for Loaned Securities (Cost $11,687,500) 0.6%
	Money Market Funds 0.6%
e	BNY Mellon Overnight Government Fund, 0.072%	United States	11,687,500	11,687,500

	Total Investments (Cost $1,465,545,184) 100.5%			1,814,329,288
	Other Assets, less Liabilities (0.5)%			(9,584,712)

	Net Assets 100.0%			$1,804,744,576

See Abbreviations on page TG-24.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2014, the aggregate value of these securities was $11,265,994, representing 0.62% of net assets.

bNon-income producing.

cA portion or all of the security is on loan at December 31, 2014. See Note 1(c).

dSee Note 1(c) regarding securities on loan.

eThe rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements. | Annual Report	TG-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2014

Templeton Growth VIP Fund
Assets:
Investments in securities:
Cost	$1,465,545,184

Value (Includes securities loaned in the amount of $11,060,293)	$1,814,329,288
Cash	637,065
Receivables:
Investment securities sold	893,948
Capital shares sold	56,949
Dividends and interest	3,527,056
Other assets	178

Total assets	1,819,444,484

Liabilities:
Payables:
Investment securities purchased	351,460
Capital shares redeemed	542,498
Management fees	1,174,814
Distribution fees	533,118
Payable upon return of securities loaned	11,687,500
Accrued expenses and other liabilities	410,518

Total liabilities	14,699,908

Net assets, at value	$1,804,744,576

Net assets consist of:
Paid-in capital	$1,500,964,915
Undistributed net investment income	44,589,038
Net unrealized appreciation (depreciation)	348,736,638
Accumulated net realized gain (loss)	(89,546,015)

Net assets, at value	$1,804,744,576

Class 1:
Net assets, at value	$572,859,920

Shares outstanding	38,575,054

Net asset value and maximum offering price per share	$14.85

Class 2:
Net assets, at value	$1,171,895,526

Shares outstanding	80,202,282

Net asset value and maximum offering price per share	$14.61

Class 4:
Net assets, at value	$59,989,130

Shares outstanding	4,072,480

Net asset value and maximum offering price per share	$14.73

TG-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2014

Templeton Growth VIP Fund
Investment income:
Dividends (net of foreign taxes of $4,294,947)	$63,974,034
Interest	11,444
Income from securities loaned	1,115,554

Total investment income	65,101,032

Expenses:
Management fees (Note 3a)	15,167,256
Distribution fees: (Note 3c)
Class 2	3,356,502
Class 4	237,543
Custodian fees (Note 4)	143,548
Reports to shareholders	316,235
Professional fees	74,729
Trustees’ fees and expenses	8,173
Other	53,303

Total expenses	19,357,289

Net investment income	45,743,743

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	104,727,236
Non-controlled affiliated issuers (Note 8)	773,990
Foreign currency transactions	(6,005)

Net realized gain (loss)	105,495,221

Net change in unrealized appreciation (depreciation) on:
Investments	(200,399,842)
Translation of other assets and liabilities denominated in foreign currencies	(94,980)

Net change in unrealized appreciation (depreciation)	(200,494,822)

Net realized and unrealized gain (loss)	(94,999,601)

Net increase (decrease) in net assets resulting from operations	$(49,255,858)

The accompanying notes are an integral part of these financial statements. | Annual Report	TG-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Growth VIP Fund
	Year Ended December 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$45,743,743	$28,850,993
Net realized gain (loss) from investments and foreign currency transactions	105,495,221	98,725,339
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(200,494,822)	412,375,570

Net increase (decrease) in net assets resulting from operations	(49,255,858)	539,951,902

Distributions to shareholders from:
Net investment income:
Class 1	(9,482,577)	(15,214,157)
Class 2	(18,300,865)	(38,639,867)
Class 4	(885,005)	(1,946,523)

Total distributions to shareholders	(28,668,447)	(55,800,547)

Capital share transactions: (Note 2)
Class 1	9,471,206	(17,266,459)
Class 2	(227,816,318)	(240,507,877)
Class 4	(10,381,665)	(11,647,677)

Total capital share transactions	(228,726,777)	(269,422,013)

Net increase (decrease) in net assets	(306,651,082)	214,729,342
Net assets:
Beginning of year	2,111,395,658	1,896,666,316

End of year	$1,804,744,576	$2,111,395,658

Undistributed net investment income included in net assets:
End of year	$44,589,038	$26,566,772

TG-16	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Templeton Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Growth VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2014, Templeton Growth Securities Fund was renamed Templeton Growth VIP Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing NAV. Time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such

Annual Report	TG-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the

TG-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment and accordingly, no amounts are reflected in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain foreign securities where the dividend rate is not available. In such cases the dividend is recorded as soon as the information is received by the fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2014		2013
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	2,100,767	$33,047,439	896,927	$12,053,666
Shares issued in reinvestment of distributions	589,713	9,482,577	1,149,106	15,214,157
Shares redeemed	(2,142,457)	(33,058,810)	(3,250,296)	(44,534,282)

Net increase (decrease)	548,023	$9,471,206	(1,204,263)	$(17,266,459)

Annual Report	TG-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

2. Shares of Beneficial Interest (continued)

	Year Ended December 31,
	2014		2013
	Shares	Amount	Shares	Amount

Class 2 Shares:
Shares sold	2,721,083	$41,308,837	7,540,783	$101,234,976
Shares issued in reinvestment of distributions	1,155,358	18,300,865	2,963,180	38,639,867
Shares redeemed	(18,911,727)	(287,426,020)	(28,236,625)	(380,382,720)

Net increase (decrease)	(15,035,286)	$(227,816,318)	(17,732,662)	$(240,507,877)

Class 4 Shares:
Shares sold	416,620	$6,355,215	683,745	$9,107,528
Shares issued on reinvestment of distributions	55,382	885,005	147,912	1,946,523
Shares redeemed	(1,134,025)	(17,621,885)	(1,660,931)	(22,701,728)

Net increase (decrease)	(662,023)	$(10,381,665)	(829,274)	$(11,647,677)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.800%	Over $250 million, up to and including $500 million
0.750%	Over $500 million, up to and including $1 billion
0.700%	Over $1 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

TG-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Other Affiliated Transactions

At December 31, 2014, Franklin Templeton Variable Insurance Products Trust – Franklin Founding Funds Allocation VIP Fund owned 22.87% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2014, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2014, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2017	$16,985,638
2018	55,299,629

Total capital loss carryforwards	$72,285,267

During the year ended December 31, 2014, the Fund utilized $100,617,302 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from ordinary income	$28,668,447	$55,800,547

Annual Report	TG-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

5. Income Taxes (continued)

At December 31, 2014, the cost of investments net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$1,482,805,931

Unrealized appreciation	$461,615,214
Unrealized depreciation	(130,091,857)

Net unrealized appreciation (depreciation)	$331,523,357

Distributable earnings – undistributed ordinary income	$44,589,039

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2014, aggregated $345,290,172 and $558,996,224, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2014, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
Templeton China Opportunities Fund Ltd., Reg D (Value is —% of Net Assets)	1,195,196	—	(1,195,196)	—	$—	$—	$773,990

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. The Borrowers expect to renew the Global Credit Facility for a total of $2 billion effective February 13, 2015, which matures on February 12, 2016.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an

TG-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a,b]	$1,762,641,788	$—	$—	$1,762,641,788
Short Term Investments	—	51,687,500	—	51,687,500

Total Investments in Securities	$1,762,641,788	$51,687,500	$—	$1,814,329,288

aIncludes common and preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

11. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Annual Report	TG-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Growth VIP Fund (continued)

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

IDR	International Depositary Receipt

TG-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

Templeton Growth VIP Fund

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Growth VIP Fund (the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 13, 2015

Annual Report	TG-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Growth VIP Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 38.13% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2014.

At December 31, 2014, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2015 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TG-26	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Index Descriptions

The indexes are unmanaged and include reinvested distributions.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

See www.franklintempletondatasources.com for additional data provider information.

Barclays U.S. Aggregate Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.

Barclays U.S. Government Index: Intermediate Component is the intermediate component of the Barclays U.S. Government Index, which includes public obligations of the U.S. Treasury with at least one year to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Bloomberg Commodity Index consists of exchanged-traded futures on physical commodities weighted to account for economic significance and market liquidity. Prior to 7/1/14, the index was known as the Dow Jones-UBS Commodity Index.

Citigroup World Government Bond Index is a market capitalization-weighted index consisting of investment-grade world government bond markets.

Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

Credit Suisse (CS) High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market.

Dow Jones Industrial Average is a price-weighted average of blue-chip stocks that are generally the leaders in their industry.

FTSE® EPRA®/NAREIT® Developed Index is a free float-adjusted index designed to measure the performance of publicly traded real estate securities in the North American, European and Asian real estate markets.
J.P. Morgan (JPM) Global Government Bond Index (GGBI) tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 12/31/14, there were 246 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the 12-month period ended 12/31/14, there were 64 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper General U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper General U.S. Government Funds invest primarily in U.S. government and agency issues. For the 12-month period ended 12/31/14, there were 50 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP High Yield Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Yield Funds Classification in the Lipper VIP underlying funds universe. Lipper High Yield Funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the 12-month period

Annual Report	I-1

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

INDEX DESCRIPTIONS

ended 12/31/14, there were 112 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

MSCI All Country World Index (ACWI) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

MSCI Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

MSCI Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

Russell 1000® Growth Index is market capitalization weighted and measures performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000® Index, which represents the majority of the U.S. market’s total capitalization.

Russell 2500™ Index is market capitalization weighted and measures performance of the smallest companies in the Russell 3000® Index, which represent a modest amount of the Russell 3000® Index’s total market capitalization.

Russell 2500™ Value Index is market capitalization weighted and measures performance of those Russell 2500 TM Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Index is market capitalization weighted and measures performance of the largest U.S. companies based on total market capitalization and represents the majority of the investable U.S. equity market.

Russell Midcap® Growth Index is market capitalization weighted and measures performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000® Index, which represent a modest amount of the Russell 1000® Index’s total market capitalization.

Standard & Poor’s® 500 Index (S&P 500®) is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

Standard & Poor’s®/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

I-2	Annual Report

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupation during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	137	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since October 2014	111	Avis Budget Group Inc. (car rental), Omnicom Group Inc. (advertising and marketing communications services) and H.J. Heinz Company (processed foods and allied products) (1998-2006).

Principal Occupation During at Least the Past 5 Years:
Founding Partner and Senior Managing Director, Strategic Investment Group (investment management group) (1987-present); director of various companies; and formerly, Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	111	ICO Global Communications (Holdings) Limited (satellite company) (2006-2010), Chevron Corporation (global energy company) (1989-2009), Hewlett-Packard Company (technology company) (1996-2002), Safeway, Inc. (grocery retailer) (1991-1998) and TransAmerica Corporation (insurance company) (1989-1999).

Principal Occupation During at Least the Past 5 Years:

Private investor; and formerly, Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (2012-2014); Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	137	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products) (1994-2013), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

Annual Report	BOD-1

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	137	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	137	Hess Corporation (exploration and refining of oil and gas) (1998-2013).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	137	Cbeyond, Inc. (business communications provider) (2010-2012), The Southern Company (energy company) (December 2014; previously 2010-2012) and Graham Holdings Company (education and media organization) (2011-present).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-present); and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	111	None

Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

BOD-2	Annual Report

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	147	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board since 2013 and Trustee since 1988	137	None

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Annual Report	BOD-3

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965) 100 Fountain Parkway St. Petersburg, FL 33716-1205	Vice President – AML Compliance	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.

BOD-4	Annual Report

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) 321-8563 or their insurance companies to request the SAI.

Annual Report	BOD-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Annual Report	SI-1

Annual Report

Franklin Templeton

Variable Insurance Products Trust

Investment Managers

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Templeton Asset Management Ltd.

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Fund Administrator

Franklin Templeton Services, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are not offered to the public; they are offered and sold only to:

(1) insurance company separate accounts (Separate Account) to serve as the underlying investment vehicle for variable contracts;

(2) certain qualified plans; and (3) other mutual funds (funds of funds).

Authorized for distribution to investors in Separate Accounts only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

©2015 Franklin Templeton Investments. All rights reserved.	VIP4 A 02/15

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $879,564 for the fiscal year ended December 31, 2014 and $914,590 for the fiscal year ended December 31, 2013.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)	Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended December 31, 2014 and $6,930 for the fiscal year ended December 31, 2013. The services for which these fees were paid included technical tax consultation for capital gain tax and withholding tax reporting for foreign governments and requirements on local country’s self-certification forms.

(d)	All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $9,566 for the fiscal year ended December 31, 2014 and $0 for the fiscal year ended December 31, 2013. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $195,213 for the fiscal year ended December 31, 2014 and $59,809 for the fiscal year ended December 31, 2013. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process, certifying asset under management, and XBRL tagging on financial statements. Other services include compliance examination for Investment Advisor Act rule 204-2 and 206-4(2).

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)	No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $204,779 for the fiscal year ended December 31, 2014 and $66,739 for the fiscal year ended December 31, 2013.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Franklin Templeton Variable Insurance Products Trust

By	/s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date February 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date February 26, 2015

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer
Date February 26, 2015